    As filed with the Securities and Exchange Commission on February 25, 2005

                                                   1933 Act File No. 33-74668
                                                   1940 Act File No. 811-8326

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 21

                                       AND
                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 22


                         MFS(R) VARIABLE INSURANCE TRUST
             (Exact name of registrant as specified in its charter)

                500 Boylston, Street, Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, Including Area Code: 617-954-5000
       James R. Bordewick, Jr., Massachusetts Financial Services Company,
                500 Boylston Street, Boston, Massachusetts 02116
                     (Name and Address of Agent for Service)

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  It is proposed that this filing will become effective (check appropriate box)

    / / immediately upon filing pursuant to paragraph (b)
    / / on [DATE] pursuant to paragraph (b)
    / / 60 days after filing pursuant to paragraph (a)(i)

    /X/ on April 29, 2005 pursuant to paragraph (a)(i)
    / / 75 days after filing pursuant to paragraph (a)(ii)

    / / on [DATE] pursuant to paragraph (a)(ii) of rule 485.

    If appropriate, check the following box:

    / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment

================================================================================

[MFS(R) INVESTMENT MANAGEMENT LOGO]

MFS(R) VARIABLE INSURANCE TRUST(SM)                                   PROSPECTUS

MAY 1, 2005                                                        INITIAL CLASS


This Prospectus describes the 15 series of the MFS Variable Insurance Trust (referred to as the trust), each of which offers Initial Class shares.


1. MFS RESEARCH BOND SERIES (formerly MFS Bond Series) seeks total return (high current income and long-term growth of capital) (referred to as the Research Bond Series).


2. MFS CAPITAL OPPORTUNITIES SERIES seeks capital appreciation (referred to as the Capital Opportunities Series).

3. MFS EMERGING GROWTH SERIES seeks to provide long-term growth of capital (referred to as the Emerging Growth Series).

4. MFS GLOBAL EQUITY SERIES seeks capital appreciation (referred to as the Global Equity Series).

5. MFS HIGH INCOME SERIES seeks high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features (referred to as the High Income Series).

6. MFS INVESTORS GROWTH STOCK SERIES seeks to provide long-term growth of capital and future income rather than current income (referred to as the Investors Growth Stock Series).

7. MFS INVESTORS TRUST SERIES seeks mainly to provide long-term growth of capital and secondarily to provide reasonable current income (referred to as the Investors Trust Series).

8. MFS MID CAP GROWTH SERIES seeks long-term growth of capital (referred to as the Mid Cap Growth Series).

9. MFS MONEY MARKET SERIES seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity (referred to as the Money Market Series).

10. MFS NEW DISCOVERY SERIES seeks capital appreciation (referred to as the New Discovery Series).

11. MFS RESEARCH SERIES seeks to provide long-term growth of capital and future income (referred to as the Research Series).

12. MFS STRATEGIC INCOME SERIES (formerly known as MFS Global Governments Series) seeks high current income by investing in fixed income securities. Its secondary objective is to provide significant capital appreciation. (referred to as the Strategic Income Series).

13. MFS TOTAL RETURN SERIES seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital and secondarily to provide a reasonable opportunity for growth of capital and income (referred to as the Total Return Series).

14. MFS UTILITIES SERIES seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) (referred to as the Utilities Series).

15. MFS VALUE SERIES seeks capital appreciation and reasonable income (referred to as Value Series).

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SERIES' SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

TABLE OF CONTENTS


                                                                          PAGE
I    Expense Summary                                                        1

II   Risk Return Summary                                                    3

      1. Research Bond Series                                               3

      2. Capital Opportunities Series                                       8

      3. Emerging Growth Series                                            11

      4. Global Equity Series                                              14

      5. High Income Series                                                17

      6. Investors Growth Stock Series                                     20

      7. Investors Trust Series                                            22

      8. Mid Cap Growth Series                                             25

      9. Money Market Series                                               28

     10. New Discovery Series                                              31

     11. Research Series                                                   34

     12. Strategic Income Series                                           36

     13. Total Return Series                                               41

     14. Utilities Series                                                  46

     15. Value Series                                                      51

III  Certain Investment Strategies and Risks                               54

IV   Management of the Series                                              54

V    Description of Shares                                                 55

VI   Other Information                                                     55

VII  Financial Highlights                                                  58

     Appendix A -- Investment Techniques and Practices                    A-1

The trust offers Initial Class shares of its 15 series to separate accounts established by insurance companies in order to serve as investment vehicles for variable annuity and variable life insurance contracts and to qualified pension and retirement plans. Each of these series is managed by Massachusetts Financial Services Company (referred to as MFS or the adviser) and are described below.

I    EXPENSE SUMMARY

-    EXPENSE TABLE

This table describes the fees and expenses that you may pay when you hold initial class shares of each series. These fees and expenses do NOT take into account the fees and expenses imposed by insurance companies through which your investment in a series may be made.

ANNUAL SERIES OPERATING EXPENSES (expenses that are deducted from a series' assets):


                                        RESEARCH         CAPITAL         EMERGING        GLOBAL         HIGH        INVESTORS
                                          BOND        OPPORTUNITIES       GROWTH         EQUITY        INCOME      GROWTH STOCK
                                         SERIES          SERIES           SERIES         SERIES        SERIES         SERIES
                                       ---------      -------------      --------      ---------      --------     ------------
Management Fee                                  %              0.75%         0.75%          1.00%         0.75%            0.75%
Other Expenses                              0.39%              0.13%         0.12%          0.56%         0.11%            0.11%
Total Annual Series Operating Expenses      0.99%              0.88%         0.87%          1.56%         0.86%            0.86%
  Fee Reductions                           (0.29)%(2)         (0.00)%(2)      N/A          (0.41)%(2)     0.00%(2)          N/A
  Net Expenses(1)                           0.70%              0.88%         0.87%          1.15%         0.86%            0.86%

                                       INVESTORS         MID CAP          MONEY           NEW                        STRATEGIC
                                         TRUST           GROWTH           MARKET       DISCOVERY      RESEARCH        INCOME
                                        SERIES           SERIES           SERIES         SERIES        SERIES         SERIES
                                       ---------      -------------      --------      ---------      --------     ------------
Management Fee                              0.75%              0.75%         0.50%          0.90%         0.75%            0.75%
Other Expenses                              0.11%              0.12%         1.16%          0.11%         0.13%            0.33%
Total Annual Series Operating Expenses      0.86%              0.87%         1.66%          1.01%         0.88%            1.08%
  Fee Reductions                             N/A                N/A         (1.06)%(2)       N/A           N/A            (0.18)%(2)
  Net Expenses(1)                           0.86%              0.87%         0.60%          1.01%         0.88%            0.90%

                                         TOTAL
                                         RETURN         UTILITIES         VALUE
                                         SERIES          SERIES           SERIES
                                       ---------      -------------      --------
Management Fee                              0.75%              0.75%         0.75%
Other Expenses(1)                           0.08%              0.14%         0.18%
Total Annual Series Operating Expenses      0.83%              0.89%         0.93%
  Fee Reductions                             N/A                N/A         (0.03)%(2)
  Net Expenses(1)                           0.83%              0.89%         0.90%


----------

(1) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may have entered into or may enter into brokerage arrangements, that reduce or recapture series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these expense reductions been taken into account, "Net Expenses" would be lower for certain series and would equal:
     0.86% for Emerging Growth Series   0.87% for Research Series
     0.85% for Investors Trust Series   0.82% for Total Return Series
     1.00% for New Discovery Series     0.88% for Utilities Series

(2) MFS has contractually agreed, subject to reimbursement, to bear the series' expenses such that "Other Expenses" (determined without giving effect to the expense reduction arrangements described above), do not exceed 0.15% annually ( % annually for the Research Bond Series and 0.10% annually for the Money Market Series). This expense limitation arrangement excludes management fees, taxes, extraordinary expenses, brokerage and transaction costs and expenses associated with the series' investing activities. This contractual fee arrangement will continue until at least April 30, 2006, unless the Board of Trustees which oversees the fund consents to any earlier revision or termination of this arrangement.

-    EXAMPLE OF EXPENSES--INITIAL CLASS

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE SERIES WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THESE EXAMPLES DO NOT TAKE INTO ACCOUNT THE FEES AND EXPENSES IMPOSED BY INSURANCE COMPANIES THROUGH WHICH YOUR INVESTMENT IN A SERIES MAY BE MADE.

The examples assume that:

- You invest $10,000 in the series for the time periods indicated and you redeem your shares at the end of the time periods;

- Your investment has a 5% return each year and dividends and other distributions are reinvested; and


- The series' operating expenses remain the same, except that for the Research Bond Series, Capital Opportunities Series, Global Equity Series, High Income Series, Money Market Series, Strategic Income Series and Value Series. These series' total operating expenses are assumed to be the series' "Net Expenses" for the first year, and the series' "Total Annual Series Operating Expenses" for subsequent years (see the expense table on the previous page).


Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                                                   PERIOD
                                                -------------------------------------------
                                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------------------
Research Bond Series                             $ 77       $ 291       $ 524      $  1,191
Capital Opportunities Series                       90         281         488         1,084
Emerging Growth Series                             89         278         482         1,073
Global Equity Series                              117         452         811         1,822
High Income Series                                 91         284         493         1,096
Investors Growth Stock Series                      86         274         477         1,061
Investors Trust Series                             88         274         477         1,061
Mid Cap Growth Series                              89         278         482         1,073
Money Market Series                                61         420         802         1,876
New Discovery Series                              103         322         558         1,236
Research Series                                    90         281         488         1,084
Strategic Income Series                            92         326         578         1,301
Total Return Series                                85         265         460         1,025
Utilities Series                                   91         284         493         1,096
Value Series                                       92         293         512         1,140

II   RISK RETURN SUMMARY

Investment strategies which are common to all series are described under the caption "Certain Investment Strategies."


1:   RESEARCH BOND SERIES (FORMERLY BOND SERIES)


-    INVESTMENT OBJECTIVES


The series' investment objective is total return (high current income and long-term growth of capital). This objective may be changed without shareholder approval.


-    PRINCIPAL INVESTMENT POLICIES


The series invests, under normal market conditions, at least 80% of its net assets in fixed income securities. These securities include:

- U.S. investment grade corporate fixed income securities, which are bonds or other debt obligations issued by U.S. corporations or similar entities which are assigned one of the top four credit ratings by credit rating agencies (e.g., rated AAA, AA, A or BBB) or which are unrated and considered by MFS to be investment grade.

- U.S. Government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government or one of its agencies or instrumentalities or a government-sponsored enterprise. Certain U.S. Government securities in which the series may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the series may invest involve increased credit risk because they are backed only by the credit of a U.S. federal agency or government-sponsored enterprise, such as the Student Loan Marketing Association (Sallie Mae), the Federal Home Loan Banks (FHLBs), the Federal Home Loan Mortgage Corporation (Freddie Mac) or the Federal National Mortgage Association (Fannie Mae). Although government-sponsored enterprises such as Sallie Mae, FHLBs, Freddie Mac, and Fannie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.

- U.S. high yield fixed income securities, commonly known as junk bonds, which are bonds assigned lower credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable to lower rated bonds.

- Foreign fixed income securities, which are bonds or other debt obligations issued by foreign governments, including emerging market governments, and other foreign or emerging market issuers.

- Mortgage-backed and asset-backed securities, which represent interests in a pool of assets such as mortgage loans, car loan receivables or credit card receivables.

A committee of fixed income research analysts selects portfolio securities for the series. This committee includes investment analysts employed not only by MFS, but also by MFS International Ltd. (UK), a wholly owned subsidiary of MFS. Each analyst is assigned to follow a distinct category of the fixed income securities markets. The committee allocates the series' assets among the various categories described above, and then individual analysts select what they view as the securities best suited to achieve the series' investment objective within their assigned category. The series' assets may be allocated among some or all of the various categories of fixed income securities.


The series may invest in derivative securities. Derivatives are securities whose value may be based on other securities, currencies, interest rates, or indices. Derivatives include:

-  futures and forward contracts,

- options on futures contracts, foreign currencies, securities and bond indices,

-  structured notes and indexed securities, and

-  swaps, caps, floors and collars.


The series may engage in active and frequent trading to achieve its principal investment strategies.


-    PRINCIPAL RISKS OF AN INVESTMENT

The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

The principal risks of investing in the series are:

- ALLOCATION RISK: The series will allocate its investments among various segments of the fixed income markets based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting markets where there are significant returns, or could lose value overweighting markets where there are significant declines.

- INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

- MATURITY RISK: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.


- CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that many U.S. Government securities in which the series may invest are not supported by the full faith and credit of the U.S. Government (including securities issued by government sponsored enterprises and by certain U.S. federal agencies and instrumentalities) and involve increased credit risk.


- LIQUIDITY RISK: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

-  JUNK BOND RISK:

      - HIGHER CREDIT RISK: Junk bonds are subject to a substantially higher degree of credit risk than investment grade bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

      - HIGHER LIQUIDITY RISK: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

-  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK

      -  MATURITY RISK:

         - MORTGAGE-BACKED SECURITIES: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

               - When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed income securities when interest rates fall.

               - When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

         - COLLATERALIZED MORTGAGE OBLIGATIONS: The series may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the series may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

         - ASSET-BACKED SECURITIES: Asset-backed securities have prepayment risks similar to mortgage-backed securities.


      - CREDIT RISK: As with any fixed income security, mortgage-backed and asset-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. Investors should note that many U.S. Government securities in which the series may invest are not supported by the full faith and credit of the U.S. Government (including securities issued by government sponsored enterprises and by certain U.S. federal agencies and instrumentalities) and involve increased credit risk.


-  DERIVATIVES RISK:

      - HEDGING RISK: When a derivative is used as a hedge against an opposite position that the series also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

      - CORRELATION RISK: When the series uses derivatives to hedge, it takes the risk that changes in the value of the derivative will not match those of the asset being hedged. Incomplete correlation can result in unanticipated losses.

      - INVESTMENT RISK: When the series uses derivatives as an investment vehicle to gain market exposure, rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment. The series is therefore directly exposed to the risks of that derivative. Gains or losses from derivative investments may be substantially greater than the derivative's original cost.

      - AVAILABILITY RISK: Derivatives may not be available to the series upon acceptable terms. As a result, the series may be unable to use derivatives for hedging or other purposes.

      - CREDIT RISK: When the series uses derivatives, it is subject to the risk that the other party to the agreement will not be able to perform.

- FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

      - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

      - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

      - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

      -  Foreign markets may be less liquid and more volatile than U.S. markets.

      - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

- EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

- ACTIVE OR FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

- As with any mutual fund, you could lose money on your investment in the series.

AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.


The series commenced investment operations on October 24, 1995. The series changed its name, investment objective, strategies and management team on May 1, 2005. The performance results shown would not necessarily have been achieved had the series current objective, strategies and management team been in effect and is not indicative of future performance.


BAR CHART


The bar chart shows changes in the annual total returns of the series' Initial Class shares (, prior to the change in name, investment objective, strategies and management team on May 1, 2005), assuming the reinvestment of distributions.


[CHART]

1996    2.09%
1997   10.14%
1998    6.79%
1999   (1.56%)
2000    9.21%
2001    8.71%
2002    8.92%
2003    9.34%
2004    6.06%

   During the period shown in the bar chart, the highest quarterly return was 5.15% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (2.65)% (for the calendar quarter ended March 31, 1996).

PERFORMANCE TABLE


This table shows how the average annual total returns of the series' shares
(, prior to the change in name, investment objective, strategies and management team on May 1, 2005) compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2004)



                                              1 YEAR    5 YEAR    LIFE*
Research Bond Series--Initial Class Shares      6.06%     8.44%    6.77%
Lehman Brothers Aggregate Bond Index**+
Lehman Brothers Government/Credit Index**++     4.19%     8.00%    6.84%


----------
* Fund performance figures are for the period from the commencement of the series' investment operations, October 24, 1995, through December 31, 2004. Index returns are from November 1, 1995.
**   Source: Standard & Poor's Micropal, Inc.

+ The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market.
++ The Lehman Brothers Government/Credit Index measures the performance of the investment-grade bond market. Effective May 1, 2005, the Lehman Brothers Aggregate Bond Index replaced the Lehman Brothers Government/Credit Index as the series' primary benchmark because MFS believes the Lehman Brothers Aggregate Bond Index is more representative of the series' revised investment strategies and objectives.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

-    PORTFOLIO MANAGER


The series is managed by a committee comprised of research analysts under the general supervision of Michael W. Roberge, the Director of Fixed Income Research and a Senior Vice President of MFS. Mr. Roberge has been employed in the investment management area of MFS since 1996 and has overseen the series since May 2005.

2:   CAPITAL OPPORTUNITIES SERIES

-    INVESTMENT OBJECTIVE

The series' investment objective is capital appreciation. This objective may be changed without shareholder approval.

-    PRINCIPAL INVESTMENT POLICIES

The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The series focuses on companies which MFS believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The series' investments may include securities listed on a securities exchange or traded in the over-the-counter (OTC) markets.

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

The series may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies.

-    PRINCIPAL RISKS OF AN INVESTMENT

The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

The principal risks of investing in the series are:

- MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

- COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

- OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price.

- FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

      - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

      - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

      - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

      -  Foreign markets may be less liquid and more volatile than U.S. markets.

      - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

   - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

   - As with any mutual fund, you could lose money on your investment in the series.

AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

BAR CHART

The bar chart shows changes in the annual total returns of the series' Initial Class, assuming the reinvestment of distributions.

[CHART]

1997    26.47%
1998    26.80%
1999    47.42%
2000    (3.66%)
2001   (23.48%)
2002   (29.69%)
2003    27.39%
2004    12.46%

   During the period shown in the bar chart, the highest quarterly return was 27.90% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (26.59)% (for the calendar quarter ended September 30, 2001).

PERFORMANCE TABLE

This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.


AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2004)



                                                     1 YEAR    5 YEAR     LIFE*
Capital Opportunities Series--Initial Class Shares    12.46%    (5.78)%    8.03%
Standard & Poor's 500 Stock Index**+                  10.87%    (2.30)%    9.87%


----------

* Series performance figures are for the period from the commencement of the series' investment operations on August 14, 1996, through December 31, 2004. Index returns are from August 1, 1996.

** The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market.
+    Source: Standard and Poor's Micropal, Inc.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown, without these the results would have been less favorable.

-    PORTFOLIO MANAGER


The series is managed by a team of portfolio managers comprised of S. Irfan Ali and Kenneth J. Enright, each a Senior Vice President of the adviser, and Alan T. Langsner and Katrina Mead, each a Vice President of the adviser. Mr. Ali has been a portfolio manager of the series since 2002 and has been employed in the investment management area of the adviser since 1993. Mr. Enright has been a portfolio manager of the series since 2002 and has been employed in the investment management area of the adviser since 1986. Mr. Langsner has been a portfolio manager of the series since July 1, 2004 and has been employed in the investment management area of the adviser since 1999. Ms. Mead has been a portfolio manager of the series since July 1, 2004 and has been employed in the investment management area of the adviser since 1997.

As a member of the portfolio management team, Ms. Mead generally contributes to the day-to-day management of each series' portfolio though such means as advising as to portfolio construction, assessing portfolio risk, managing daily cash flows in accordance with portfolio holdings as well as advising as to making investment decisions during periods when other portfolio management team members are unavailable, but does not generally determine which securities to purchase or sell for the series. The degree to which Ms. Mead may perform these functions, and the nature of these functions, may change from time to time.


Members of the team may change from time to time, and a current list of team members is available by calling MFS at the telephone number listed in the back of this prospectus.

3:   EMERGING GROWTH SERIES

-    INVESTMENT OBJECTIVE

The series' investment objective is long term growth of capital. This objective may be changed without shareholder approval.

-    PRINCIPAL INVESTMENT POLICIES

The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of emerging growth companies. Emerging growth companies are companies which MFS believes are either:

- early in their life cycle but which have the potential to become major enterprises, or


- major enterprises which MFS believes have above-average growth prospects or whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment.


Emerging growth companies may be of any size, and MFS would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The series' investments may include securities listed on a securities exchange or traded in the over-the-counter (OTC) markets.

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

The series may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies.

The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-    PRINCIPAL RISKS OF AN INVESTMENT

The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

The principal risks of investing in the series are:

- MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

- EMERGING GROWTH RISK: Prices of securities react to the economic condition of the company that issued the security. The series' equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. Emerging growth companies often:

      -  have limited product lines, markets and financial resources

      -  are dependent on management by one or a few key individuals

      - have shares which suffer steeper than average price declines after disappointing earnings reports and are more difficult to sell at satisfactory prices

- OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price.

- FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

      - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

      - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

      - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

      -  Foreign markets may be less liquid and more volatile than U.S. markets.

      - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

- EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

- ACTIVE OR FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

- As with any mutual fund, you could lose money on your investment in the series.

AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

BAR CHART

The bar chart shows changes in the annual total returns of the series' Initial Class shares, assuming the reinvestment of distributions.

[CHART]

1996    17.02%
1997    21.90%
1998    34.16%
1999    76.71%
2000   (19.61%)
2001   (33.49%)
2002   (33.76%)
2003    30.23%^
2004    12.96%

----------
^ The 2003 total return included proceeds received by the series from a non-recurring litigation settlement. Excluding the effect of this payment, the series' 2003 annual total return would have been 29.48%.

   During the period shown in the bar chart, the highest quarterly return was 55.05% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (29.03)% (for the calendar quarter ended September 30, 2001).

PERFORMANCE TABLE

This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.


AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2004)^



                                                     1 YEAR    5 YEAR     LIFE*
Emerging Growth Series--Initial Class Shares          12.96%   (12.22)%    8.01%
Russell 3000(R)Growth Index**+                         6.93%    (8.87)%    7.30%


----------
^ A portion of the returns shown is attributable to the receipt of a non-recurring payment in settlement of a class action lawsuit (see "Financial Highlights").

* Series performance figures are for the period from the commencement of the series' investment operations, July 24, 1995, through December 31, 2004. Index returns are from August 1, 1995.

**   Source: Standard & Poor's Micropal, Inc.
+ The Russell 3000 Growth Index measures the performance of U.S. growth stocks.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown, without these the results would have been less favorable.

-    PORTFOLIO MANAGERS


This series is managed by a team of portfolio managers comprised of David E. Sette-Ducati, a Senior Vice President of the adviser, and Eric B. Fischman and Camille H. Lee, each a Vice President of the adviser. Mr. Sette-Ducati has been a portfolio manager of the series since 2001 and has been employed in the investment management area of the adviser since 1995. Mr. Fischman has been a portfolio manager of the series since 2002 and has been employed in the investment management area of the adviser since 2000. Prior to joining MFS, Mr. Fischman was an equity research analyst for State Street Research. Ms. Lee has been a portfolio manager of the series since July 1, 2004 and has been employed in the investment management area of the adviser since 2000. Prior to joining MFS, Ms. Lee was a Vice President and Research Analyst at SG Cowen Securities Corp.

As a member of the portfolio management team, Ms. Lee generally contributes to the day-to-day management of the series' portfolio through such means as advising as to portfolio construction, assessing portfolio risk, managing daily cash flows in accordance with portfolio holdings as well as advising as to making investment decisions during periods when other portfolio management team members are unavailable, but does not generally determine which securities to purchase or sell for the series. The degree to which Ms. Lee may perform these functions, and the nature of these functions, may change from time to time.


Members of the team may change from time to time, and a current list of team members is available by calling MFS at the telephone number listed in the back of this prospectus.

4:   GLOBAL EQUITY SERIES

-    INVESTMENT OBJECTIVE

The series' investment objective is capital appreciation. This objective may be changed without shareholder approval.

-    PRINCIPAL INVESTMENT POLICIES

The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts for those securities, of U.S. and foreign (including emerging market) issuers. The series spreads its investments across these markets and focuses on companies which MFS believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The series generally seeks to purchase securities of companies with relatively large market capitalizations relative to the market in which they are traded. The series' investments may include securities traded in the over-the-counter (OTC) markets. Under normal market conditions, the series invests in at least three different countries, one of which is the United States.

A company's principal activities are determined to be located in a particular country if the company (a) is organized under the laws of, and maintains a principal office in a country, (b) has its principal securities trading market in a country, (c) derives 50% of its total revenues from goods sold or services performed in the country, or (d) has 50% or more of its assets in the country.

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

-    PRINCIPAL RISKS OF AN INVESTMENT

The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

The principal risks of investing in the series are:

- MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

- COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

- OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price.

- FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

      - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

      - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

      - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

      -  Foreign markets may be less liquid and more volatile than U.S. markets.

      - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purposes of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

- EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

- As with any mutual fund, you could lose money on your investment in the series.

AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

BAR CHART

The bar chart shows changes in the annual total returns of the series' Initial Class shares, assuming the reinvestment of distributions.

[CHART]

2000    (7.09%)
2001    (9.95%)
2002   (11.89%)
2003    27.84%
2004    18.28%

   During the period shown in the bar chart, the highest quarterly return was 15.12% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (14.45)% (for the calendar quarter ended September 30, 2002).

PERFORMANCE TABLE

This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.


AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2004)



                                                            1 YEAR    5 YEAR     LIFE*
Global Equity Series--Initial Class Shares                  18.28%      2.19%     5.86%
Morgan Stanley Capital International (MSCI) World Index#+   15.25%     (2.05)%    0.84%


----------

* Series performance figures are for the period from the commencement of the series' investment operations, May 3, 1999, through December 31, 2004. Index returns are from May 1, 1999.

#    Source: Standard & Poor's Micropal, Inc.

+ The Morgan Stanley Capital International (MSCI) World Index measures stock markets in the developed world.


All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown, without these the results would have been less favorable.

PORTFOLIO MANAGER


The Series is managed by David R. Mannheim, a Senior Vice President of the adviser. Mr. Mannheim has been a portfolio manager of the series since its inception and has been employed in the investment management area of the adviser since 1988.

5:   HIGH INCOME SERIES

-    INVESTMENT OBJECTIVE

The series' investment objective is to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. This objective may be changed without shareholder approval.

-    PRINCIPAL INVESTMENT POLICIES

The series invests, under normal market conditions, at least 80% of its net assets in high income fixed income securities. Fixed income securities offering the high current income sought by the series generally are lower rated bonds. These bonds, commonly known as junk bonds, are assigned lower credit ratings by credit rating agencies or are unrated and considered by MFS to be comparable to lower rated bonds.

While the series focuses its investments on bonds issued by corporations or similar entities, it may invest in all types of debt securities. The series may invest in foreign securities (including emerging markets securities), through which it may have exposure to foreign currencies.

In selecting fixed income investments for the series, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including the series) as a tool in making or adjusting a series' asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather primarily performs its own independent credit analysis.

-    PRINCIPAL RISKS OF AN INVESTMENT

The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

The principal risks of investing in the series are:

- ALLOCATION RISK: The series will allocate its investments among fixed income markets based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

- INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

- MATURITY RISK: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

- CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

- LIQUIDITY RISK: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

-  JUNK BOND RISK:

      - HIGHER CREDIT RISK: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

      - HIGHER LIQUIDITY RISK: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

- FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

      - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

      - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

      - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

      -  Foreign markets may be less liquid and more volatile than U.S. markets.

      - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

- As with any mutual fund, you could lose money on your investment in the series.

AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

BAR CHART

The bar chart shows changes in the annual total returns of the series' Initial Class shares, assuming the reinvestment of distributions.

[CHART]

1996    11.80%
1997    13.62%
1998    (0.18%)
1999     6.44%
2000    (6.67%)
2001     2.07%
2002     2.56%
2003    17.96%
2004     9.15%

   During the period shown in the bar chart, the highest quarterly return was 5.95% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (7.28)% (for the calendar quarter ended September 30, 1998).

PERFORMANCE TABLE

This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.


AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2004)



RETURNS BEFORE TAXES                                 1 YEAR     5 YEAR    LIFE*
High Income Series--Initial Class Shares               9.15%      4.70%    6.35%
Lipper High Yield Bond Index#+                        10.33%      3.98%    5.77%
Lehman Brothers High Yield Index##++                  11.13%      6.97%    7.17%


----------

* Series performance figures are for the period from the commencement of the series' investment operations, July 26, 1995, through December 31, 2004. Index return is from August 1, 1995.

#    Source: Lipper Inc.
+ The Lipper High Yield Bond Index measures the performance of the high-yield bond market.
##   Source: Standard & Poor's Micropal, Inc.
++ The Lehman Brothers High Yield Index measures the performance of the high-yield bond market.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown, without these the results would have been less favorable.

-    PORTFOLIO MANAGER


The series is managed by a team of portfolio managers comprised of John Addeo and Scott B. Richards, each a Vice President of MFS. Messrs Addeo and Richards have each been portfolio managers of the series since: Mr. Addeo - April 2004 and Mr. Richards - May 24, 2004; and have been employed in the MFS investment management area since: Mr. Addeo - 1998 and Mr. Richards - 2004. Prior to joining MFS, Mr. Richards was the Head of the High Yield Group at Columbia Management Group from 1999 to 2003.

Members of the team may change from time to time, and a current list of team members is available by contacting the MFS Investment Services Group at the telephone number listed in the back of this prospectus.

6:   INVESTORS GROWTH STOCK SERIES

-    INVESTMENT OBJECTIVE

The series' investment objective is to provide long-term growth of capital and future income rather than current income. This objective may be changed without shareholder approval.

-    PRINCIPAL INVESTMENT POLICIES

The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies which MFS believes offer better than average prospects for long-term growth.

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

The series may invest in foreign securities through which it may have exposure to foreign currencies.

The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-    PRINCIPAL RISKS OF AN INVESTMENT

The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

The principal risks of investing in the series are:

- MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

- GROWTH COMPANIES RISK: Prices of growth company securities held by the series may fall to a greater extent than the overall equity markets (E.G., as represented by the Standard and Poor's 500 Composite Stock Index) due to changing economic, political or market conditions or disappointing growth company earnings results.

- FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

      - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

      - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

      - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

      -  Foreign markets may be less liquid and more volatile than U.S. markets.

      - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

- ACTIVE OR FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

- As with any mutual fund, you could lose money on your investment in the series.

AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

BAR CHART

The bar chart shows changes in the annual total returns of the series' Initial Class shares, assuming the reinvestment of distributions.

2000     (6.17%)
2001    (24.14%)
2002    (27.53%)
2003     23.02%
2004      9.18%

   During the period shown in the bar chart, the highest quarterly return was 14.81% (for the calendar quarter ended December 31, 2001) and the lowest quarterly return was (21.49)% (for the calendar quarter ended September 30, 2001).

PERFORMANCE TABLE

This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.


AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2004)



                                                     1 YEAR    5 YEAR     LIFE*
Investors Growth Stock Series--Initial Class Shares    9.18%    (7.08)%   (0.54)%
Russell 1000 Growth Index**+                           6.30%    (9.29)%   (4.56)%


----------

* Series performance figures are for the period from the commencement of the series' investment operations, May 3, 1999, through December 31, 2004. Index return is from May 1, 1999.

**   Source: Standard & Poor's Micropal, Inc.
+ The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown, without these the results would have been less favorable.

-    PORTFOLIO MANAGER


This series is managed by a team of portfolio managers comprised of Stephen Pesek and S. Irfan Ali, each a Senior Vice President of the adviser, and Gregory Locraft and Margaret W. Adams, each a Vice President of the adviser. Mr. Pesek has been a portfolio manager of the series since its inception and has been employed in the investment management area of the adviser since 1994. Mr. Ali has been a portfolio manager of the series since 2003 and has been employed in the investment management area of the adviser since 1993. Mr. Locraft has been a portfolio manager of the series since 2003 and has been employed in the investment management area of the adviser since 1998. Ms. Adams has been a portfolio manager of the series since July 1, 2004 and has been employed in the investment management area of the adviser since 2000. Prior to joining MFS, Ms. Adams spent 11 years in the portfolio management and investment management areas of J.P. Morgan &Co.

As a member of the portfolio management team, Ms. Adams generally contributes to the day-to-day management of the series' portfolio through such means as advising as to portfolio construction, assessing portfolio risk, managing daily cash flows in accordance with portfolio holdings as well as advising as to making investment decisions during periods when other portfolio management team members are unavailable, but does not generally determine which securities to purchase or sell for the series. The degree to which Ms. Adams may perform these functions, and the nature of these functions, may change from time to time.


Members of the team may change from time to time, and a current list of team members is available by calling MFS at the telephone number listed in the back of this prospectus.

7:   INVESTORS TRUST SERIES

-    INVESTMENT OBJECTIVES

The series' investment objectives are mainly to provide long-term growth of capital and secondarily to provide reasonable current income. These objectives may be changed without shareholder approval. Prior to May 1, 2001 the series' investment objective was to provide reasonable current income and long-term growth of capital and income.

-    PRINCIPAL INVESTMENT POLICIES


The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. These securities may be listed on a securities exchange or traded in the over-the-counter (OTC) markets. While the series may invest in companies of any size, the series generally focuses on companies with larger market capitalizations that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The adviser considers the portfolio's overall prospects for appreciation as well as income in managing the fund.


MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

The series may invest in foreign equity securities through which it may have exposure to foreign currencies.

-    PRINCIPAL RISKS OF AN INVESTMENT

The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objectives, that are not described here.

The principal risks of investing in the series are:

- MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

- COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

- LARGE CAP COMPANIES RISK: Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the series' value may not rise as much as the value of series that emphasize smaller cap companies.

- OVER-THE COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the fund may experience difficulty in purchasing or selling these securities at a fair price.

- FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

      - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

      - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

      - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

      -  Foreign markets may be less liquid and more volatile than U.S. markets.

      - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

- As with any mutual fund, you could lose money on your investment in the series.

AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

BAR CHART

The bar chart shows changes in the annual total returns of the series' Initial Class shares, assuming the reinvestment of distributions.

[CHART]

1996    24.46%
1997    29.78%
1998    22.32%
1999     6.69%
2000    (0.15%)
2001   (15.95%)
2002   (20.96%)
2003    22.15%
2004    11.36%

   During the period shown in the bar chart, the highest quarterly return was 18.29% (for the calendar quarter ended December 31, 1998) and the lowest quarterly return was (15.43)% (for the calendar quarter ended September 30, 2002).

PERFORMANCE TABLE

This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.


AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2004)



                                                     1 YEAR    5 YEAR    LIFE*
Investors Trust Series--Initial Class Shares          11.36%    (2.04)%   7.97%
Standard & Poor's 500 Stock Index**+                  10.87%    (2.30)%   9.97%


----------

* Series performance figures are for the period from the commencement of the series' investment operations on October 9, 1995, through December 31, 2004. Index returns are from October 1, 1995.

** The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market.
+    Source: Standard & Poor's Micropal, Inc.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown, without these the results would have been less favorable.

-    PORTFOLIO MANAGERS


The series is managed by John D. Laupheimer, Jr., an MFS Senior Vice President. Mr. Laupheimer has been the series' portfolio managers since inception in 1995, and he has been employed in the MFS investment management area since 1981. Since July 1, 2004, T. Kevin Beatty has managed the series with Mr. Laupheimer. Mr. Beatty, an MFS Vice President, has been employed in the MFS investment management area since 2002. Prior to joining MFS, Mr. Beatty was an equity analyst for State Street Research Management Co. and an investment research analyst at Fleet Investment Advisors.

8:   MID CAP GROWTH SERIES

-    INVESTMENT OBJECTIVE

The series' investment objective is long-term growth of capital. This objective may be changed without shareholder approval.

-    PRINCIPAL INVESTMENT POLICIES

The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies with medium market capitalization which the series' investment adviser believes have above-average growth potential.


Medium market capitalization companies are defined by the series as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap(TM) Growth Index range at the time of the series' investment. This Index is a widely recognized, unmanaged index of mid-cap common stock prices. The adviser generally expects that it will invest primarily in medium market capitalization companies with market capitalizations in excess of $1 billion. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the series' 80% investment policy. As of December 31, 2004 the top of the Russell Midcap Growth
Index range was about $[   ] billion. The series' investments may include
securities listed on a securities exchange or traded in the over-the-counter
(OTC) markets.


The series may establish "short" positions in specific securities or indices through short sales. In a short sale, the series borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The series must replace the security it borrowed by purchasing the security at its market value at the time of replacement.

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

The series may invest in foreign securities (including emerging markets securities) through which it may have exposure to foreign currencies.

-    PRINCIPAL RISKS OF AN INVESTMENT

The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

The principal risks of investing in the series are:

- MID CAP GROWTH COMPANY RISK: Prices of growth company securities held by the series may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security, and may decline to a greater extent than the overall equity markets (e.g., as represented by the Standard and Poor's 500 Composite Stock Index). Investments in medium capitalization companies can be riskier and more volatile than investments in companies with larger market capitalizations.

- OVER-THE COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the fund may experience difficulty in purchasing or selling these securities at a fair price.


- SHORT SALES RISK: The series will suffer a loss if it takes a short position and the value of the underlying security or index rises rather than falls. Because the series must cover its short position at prevailing market rates, the potential loss is unlimited.


- FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

      - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

      - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

      - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

      -  Foreign markets may be less liquid and more volatile than U.S. markets.

      - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

- EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

-  As with any mutual fund, you could lose money on your investment in the fund.

AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

BAR CHART

The bar chart shows changes in the annual total returns of the series' Initial Class shares, assuming the reinvestment of distributions.

[CHART]

2001    (17.55%)
2002    (43.20%)
2003     37.03%
2004     14.56%

   During the period shown in the bar chart, the highest quarterly return was 28.69% (for the calendar quarter ended December 31, 2001) and the lowest quarterly return was (33.66)% (for the calendar quarter ended September 30, 2001).

PERFORMANCE TABLE

This table shows how the average annual total returns the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.


AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2004)



                                                     1 YEAR     LIFE*
Mid Cap Growth Series--Initial Class Shares           14.56%    (6.89)%
Russell Mid Cap Growth Index**+                       15.48%    (5.42)%


----------

* Series performance figures are for the period from the commencement of the series' investment operations on April 28, 2000, through December 31, 2004. Index returns are from May 1, 2000.

** The Russell Mid Cap Growth Index measures the performance of U.S. mid-cap growth stocks.
+    Source: Standard & Poor's Micropal, Inc.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown, without these the results would have been less favorable.

-    PORTFOLIO MANAGER


The series is managed by a team of portfolio managers comprised of David E. Sette-Ducati, a Senior Vice President of the adviser, and Eric B. Fischman and Camille H. Lee, each a Vice President of the adviser. Mr. Sette-Ducati has been a portfolio manager of the series since 2001 and has been employed in the investment management area of the adviser since 1995. Mr. Fischman has been a portfolio manager of the series since 2002 and has been employed in the investment management area of the adviser since 2000. Prior to joining MFS, Mr. Fischman was an equity research analyst for State Street Research. Ms. Lee has been a portfolio manager of the series since July 1, 2004 and has been employed in the investment management area of the adviser since 2000. Prior to joining MFS, Ms. Lee was a Vice President and Research Analyst at SG Cowen Securities Corp.

As a member of the portfolio management team, Ms. Lee generally contributes to the day-to-day management of the series' portfolio through such means as advising as to portfolio construction, assessing portfolio risk, managing daily cash flows in accordance with portfolio holdings as well as advising as to making investment decisions during periods when other portfolio management team members are unavailable, but does not generally determine which securities to purchase or sell for the series. The degree to which Ms. Lee may perform these functions, and the nature of these functions, may change from time to time.


Members of the team may change from time to time, and a current list of team members is available by calling MFS at the telephone number listed in the back of this prospectus.

9:   MONEY MARKET SERIES

-    INVESTMENT OBJECTIVE

The series' investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity. This objective may be changed without shareholder approval.

-    PRINCIPAL INVESTMENT POLICIES


The series is a money market fund, meaning it tries to maintain a share price of $1.00 while paying income to its shareholders. The series will invest in the following types of U.S. dollar denominated money market instruments:

- U.S. GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed by, the U.S. government, one of its agencies or instrumentalities, or a government-sponsored enterprise. Certain U.S. Government securities in which the series may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the series may invest involve increased credit risk because they are backed only by the credit of a U.S. federal agency or government-sponsored enterprise, such as the Student Loan Marketing Association (Sallie Mae), the Federal Home Loan Banks (FHLBs), the Federal Home Loan Mortgage Corporation (Freddie Mac) or the Federal National Mortgage Association (Fannie Mae). Although government-sponsored enterprises such as Sallie Mae, FHLBs, Freddie Mac, and Fannie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.


-  REPURCHASE AGREEMENTS collateralized by U.S. government securities

- CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND OTHER BANK OBLIGATIONS, provided that the bank obligations are insured by the Federal Deposit Insurance Corporation or the issuing bank has capital, surplus, and undivided profits in excess of $100 million

- COMMERCIAL PAPER which are rated within the highest credit ratings by one or more rating agencies or which are unrated and considered by MFS to be of comparable quality

- MUNICIPAL SECURITIES AND PARTICIPATION INTERESTS IN MUNICIPAL SECURITIES which are bonds or other debt obligations of a U.S. state or political subdivision, such as a country, city, town, village, or authority and are interests in holdings of municipal obligations backed by a letter of credit or guarantee from the issuing bank.

- OTHER SHORT-TERM OBLIGATIONS which are rated within the highest credit ratings by one or more rating agencies or are unrated and considered by MFS to be of comparable quality


The series may invest up to 35% of its total assets in short-term notes or other debt securities not specifically described in the list above that are of comparable high quality and liquidity. These securities may include U.S. dollar-denominated securities of foreign issuers, including foreign companies, foreign governments and sovereign entities (such as government agencies), foreign banks and U.S. branches of foreign banks. These securities will be rated in the two highest credit ratings by rating agencies or unrated and considered by MFS to be of comparable quality.


The fund may invest in municipal securities and participation interests in municipal securities issued by banks when yield differentials make investment in these securities attractive. Up to 20% of the fund's assets may be invested in these securities. Municipal securities are bonds or other debt obligations of a U.S. state or political subdivision, such as a county, city, town, village, or authority. Participation interests in municipal securities are interests in holdings of municipal obligations backed by a letter of credit or guarantee from the issuing bank.

A money market fund must follow strict rules as to the investment quality, maturity, diversification and other features of the securities it purchases. Money market instruments purchased by the series have maturities of 13 months or less, and the average remaining maturity of the securities cannot be greater than 90 days.

-    PRINCIPAL RISKS OF AN INVESTMENT

The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. Please note that there are many circumstances which could prevent the series from achieving its objective, that are not described here.

- MONEY MARKET INSTRUMENTS RISK: Money market instruments provide opportunities for income with low credit risk, but may result in a lower yield than would be available from debt obligations of a lower quality or longer term. Although the series seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the series. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government.

- FOREIGN SECURITIES RISK: An investment in the series may involve a greater degree of risk than an investment in a series that invests only in debt obligations of U.S. domestic issuers. Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

      - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

      - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

      - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

      -  Foreign markets may be less liquid and more volatile than U.S. markets.

-  Municipal Securities Risk:

      - INTEREST RATE RISK: As with any fixed income security, the prices of municipal securities in the fund's portfolio will generally fall when interest rates rise. Conversely, when interest rates fall, the prices of municipal securities in the fund's portfolio will generally rise.

      - MATURITY RISK: Interest rate risk will generally affect the price of a municipal security more if the security has a longer maturity. Municipal securities with longer maturities will therefore be more volatile than other municipal securities with shorter maturities. Conversely, municipal securities with shorter maturities will be less volatile but generally provide lower returns than municipal securities with longer maturities. The average maturity of the fund's municipal security investments will affect the volatility of the fund's share price.


      - CREDIT RISK: Credit risk is the risk that the issuer of a municipal security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain municipal securities to indicate their credit risk. The price of a municipal security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. A participation interest is also subject to the risk of default by the issuing bank. Investors should note that many U.S. Government securities in which the series may invest are not supported by the full faith and credit of the U.S. Government (including securities issued by government sponsored enterprises and by certain U.S. federal agencies and instrumentalities) and involve increased credit risk.


      - GENERAL OBLIGATIONS AND REVENUE OBLIGATIONS RISK: The fund may invest in municipal bonds that are general obligations backed by the full faith and credit of the municipal issuer. The fund may also invest in municipal bonds called revenue obligations which are subject to a higher degree of credit risk than general obligations. Revenue obligations finance specific projects, such as building a hospital, and are not backed by the full faith and credit of the municipal issuer. Because revenue obligations are repaid from the revenues from a facility, they are subject to a risk of default in payments of principal and interest if the facility does not generate enough income.

AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE SERIES SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE SERIES.

-    BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

BAR CHART

The bar chart shows changes in the annual total returns of the series' Initial Class shares, assuming the reinvestment of distributions.

[CHART]

1996    4.55%
1997    4.91%
1998    4.91%
1999    4.62%
2000    5.93%
2001    3.72%
2002    1.31%
2003    0.61%
2004    0.78%


   During the period shown in the bar chart, the highest quarterly return was 1.53% (for the calendar quarter ended September 30, 2000) and the lowest quarterly return was 0.12% (for the calendar quarter ended March 31, 2004 and June 30, 2004).


PERFORMANCE TABLE

This table shows how the average annual total returns of the series' shares for certain periods and assumes the reinvestment of distributions.


AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2004)



                                                     1 YEAR    5 YEAR     LIFE*
Money Market Series--Initial Class Shares              0.78%     2.45%     3.56%


----------

* For the period from the commencement of the series' investment operations, January 3, 1995, through December 31, 2004.


If you would like the series' current yield, contact the MFS Service Center at the toll free number set forth on the back cover page.

10:  NEW DISCOVERY SERIES

-    INVESTMENT OBJECTIVE

The series' investment objective is capital appreciation. This objective may be changed without shareholder approval.

-    PRINCIPAL INVESTMENT POLICIES

The series invests, under normal market conditions, at least 65% of its net assets in equity securities of emerging growth companies. Equity securities include common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. Emerging growth companies are companies which MFS believes offer superior prospects for growth and are either:

- early in their life cycle but which have the potential to become major enterprises, or

- major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment.


While emerging growth companies may be of any size, the series will generally focus on smaller capitalization emerging growth companies that are early in their life cycle. Small cap companies are defined by MFS as those companies with market capitalizations within the range of market capitalizations in the Russell 2000 Stock Index at the time of investment. As of December 31, 2004 the range of
companies in the Russell 2000 Stock Index was between $[   ] million and $[   ]
billion. This index is a widely recognized, unmanaged index of small cap common stock prices. MFS would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The series' investments in emerging growth companies may include securities listed on a securities exchange or traded in the over-the-counter
(OTC) markets.


MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.


The series may engage in short sales. In a short sale, the series borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The series will suffer a loss if it takes a short position and the value of the underlying security or index rises rather than falls. Because the series must cover its short position at prevailing market rates, the potential loss is unlimited.

The series may invest in foreign securities through which it may have exposure to foreign currencies.


-    PRINCIPAL RISKS OF AN INVESTMENT

The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

The principal risks of investing in the series are:

- MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

- COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

- EMERGING GROWTH COMPANIES RISK: Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. Emerging growth companies often:

      -  have limited product lines, markets and financial resources

      -  are dependent on management by one or a few key individuals

      - have shares which suffer steeper than average price declines after disappointing earnings reports and are more difficult to sell at satisfactory prices

- SMALL CAPITALIZATION COMPANIES RISK: Investments in small cap companies tend to involve more risk and be more volatile than investments in larger companies. Small capitalization companies may be more susceptible to market declines because of their limited product lines, financial and management resources, markets and distribution channels. Their shares may be more difficult to sell at satisfactory prices during market declines.

- OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange listed stocks. The values of these stocks may be more volatile than exchange listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price.

- FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

      - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

      - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

      - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

      -  Foreign markets may be less liquid and more volatile than U.S. markets.

      - Foreign securities often trade in currencies other than the U.S. dollar, and the fund may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the fund's foreign currency holdings. By entering into forward foreign currency exchange contracts, the fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the fund enters the contract may fail to perform its obligations to the fund.

- SHORT SALES RISK: The series will suffer a loss if it sells a security short and the value of the security rises rather than falls. Because the series must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is unlimited.

- As with any mutual fund, you could lose money on your investment in the series.

AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

BAR CHART

The bar chart shows changes in the annual total returns of the series' Initial Class shares, assuming the reinvestment of distributions.

[CHART]

1999         73.41%
2000         (1.99%)
2001         (5.03%)
2002        (31.63%)
2003         33.72%
2004          6.52%

   During the period shown in the bar chart, the highest quarterly return was 53.31% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (23.50)% (for the calendar quarter ended September 30, 2001).

PERFORMANCE TABLE

This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.


AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2004)



                                                 1 YEAR     5 YEARS     LIFE*
New Discovery Series--Initial Class Shares         6.52%      (1.94)%    7.37%
Russell 2000(R) Growth Index**+                   14.31%      (3.57)%    1.06%


----------

* Series performance figures are for the period from the commencement of the series' investment operations on May 1, 1998, through December 31, 2004. Index returns are from May 1, 1998.

** The Russell 2000 Growth Index measures the performance of U.S. small-cap growth stocks.

+    Source: Standard & Poor's Micropal, Inc.


All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown, without these the results would have been less favorable.

-    PORTFOLIO MANAGER


The Series is managed by a team of portfolio managers comprised of Robert A. Henderson, a Senior Vice President of the adviser, and Thomas H. Wetherald and Camille H. Lee, each a Vice President of the adviser. Mr. Henderson has been a portfolio manager of the series since 2002 and has been employed in the investment management area of the adviser since 1996. Mr. Wetherald has been a portfolio manager of the series since July 1, 2004 and has been employed in the investment management area of the adviser since 2002. Prior to joining MFS, Mr. Wetherald was a portfolio manager and research analyst at Manning & Napier Advisors. Ms. Lee has been a portfolio manager of the series since July 1, 2004 and has been employed in the investment management area of the adviser since 2000. Prior to joining MFS, Ms. Lee was a Vice President and Research Analyst at SG Cowen Securities Corp.

As a member of the portfolio management team, Ms. Lee generally contributes to the day-to-day management of the series' portfolio through such means as advising as to portfolio construction, assessing portfolio risk, managing daily cash flows in accordance with portfolio holdings as well as advising as to making investment decisions during periods when other portfolio management team members are unavailable, but does not generally determine which securities to purchase or sell for the series. The degree to which Ms. Lee may perform these functions, and the nature of these functions, may change from time to time.


Members of the team may change from time to time, and a current list of team members is available by calling MFS at the telephone number listed in the back of this prospectus.

11:  RESEARCH SERIES

-    INVESTMENT OBJECTIVE

The series' investment objective is long-term growth of capital and future income. This objective may be changed without shareholder approval.

-    PRINCIPAL INVESTMENT POLICIES

The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The series focuses on companies that MFS believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share, and superior management. The series may invest in companies of any size. The series' investments may include securities traded on securities exchanges or in the over-the-counter (OTC) markets.

A committee of investment research analysts selects portfolio securities for the series. This committee includes investment analysts employed not only by MFS, but also by MFS' foreign investment advisory affiliates. The committee allocates the series' assets among various industries. Individual analysts then select what they view as the securities best suited to achieve the series' investment objective within their assigned industry responsibility.

The series may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies.

The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-    PRINCIPAL RISKS OF AN INVESTMENT

The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

The principal risks of investing in the series are:

- MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

- COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

- OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price.

- FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

      - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

      - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

      - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

      -  Foreign markets may be less liquid and more volatile than U.S. markets.

      - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

- ACTIVE OR FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

- As with any mutual fund, you could lose money on your investment in the series.

AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

BAR CHART

The bar chart shows changes in the annual total returns of the series' Initial Class shares, assuming the reinvestment of distributions.

[CHART]

1996         22.33%
1997         20.26%
1998         23.39%
1999         24.05%
2000         (4.85%)
2001        (21.25%)
2002        (24.54%)
2003         24.71%^
2004         15.85%

----------
^ The 2003 total return included proceeds received by the series from a non-recurring litigation settlement. Excluding the effect of this payment, the series' 2003 annual total return would have been 24.49%.

   During the period shown in the bar chart, the highest quarterly return was 21.88% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (19.46)% (for the calendar quarter ended September 30, 2001).

PERFORMANCE TABLE

This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.


AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2004)^



                                                 1 YEAR      5 YEAR     LIFE*
Research Series--Initial Class Shares             15.85%      (3.96)%    7.82%
Standard & Poor's 500 Stock Index**+              10.87%      (2.30)%   10.30%


----------
^ A portion of the returns shown is attributable to the receipt of a non-recurring payment in settlement of a class action lawsuit (see "Financial Highlights").

* Series performance figures are for the period from the commencement of the series' investment operations, July 26, 1995, through December 31, 2004. Index returns are from August 1, 1995.

**   Source: Standard & Poor's Micropal, Inc.
+ The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown, without these the results would have been less favorable.

-    PORTFOLIO MANAGER

The series is managed by a committee of equity research analysts.

12:  STRATEGIC INCOME SERIES

-    INVESTMENT OBJECTIVES

The series' investment objective is to provide high current income by investing in fixed income securities. Its secondary objective is to provide significant capital appreciation. The series' objectives may be changed without shareholder approval. Prior to May 1, 2002, the series' investment objective was to provide income and capital appreciation.

-    PRINCIPAL INVESTMENT POLICIES

The series invests, under normal market conditions, at least 65% of its net assets in fixed income securities. These securities include:


- U.S. GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. government or one of its agencies or instrumentalities or a government-sponsored enterprise. Certain U.S. Government securities in which the series may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the series may invest involve increased credit risk because they are backed only by the credit of a U.S. federal agency or government-sponsored enterprise, such as the Student Loan Marketing Association (Sallie Mae), the Federal Home Loan Banks (FHLBs), the Federal Home Loan Mortgage Corporation (Freddie Mac) or the Federal National Mortgage Association (Fannie Mae). Although government-sponsored enterprises such as Sallie Mae, FHLBs, Freddie Mac, and Fannie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.


- FOREIGN GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by foreign governments; these foreign government securities are either:

      - issued, guaranteed or supported as to payment of principal and interest by foreign governments, foreign government agencies, foreign semi-governmental entities, or supra-national entities, or

      - interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities,

- MORTGAGE-BACKED AND ASSET-BACKED SECURITIES, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables,

- CORPORATE BONDS, which are bonds or other debt obligations issued by domestic or foreign corporations or similar entities; the series may invest in:

      - investment grade bonds, which are bonds assigned higher credit ratings by credit rating agencies or which are unrated and considered by the adviser to be comparable to higher rated bonds,

      - lower rated bonds, commonly known as junk bonds, which are bonds assigned lower credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable to lower rated bonds; the series may invest up to 100% of its net assets in junk bonds, and

      - crossover bonds, which are junk bonds that MFS expects will appreciate in value due to an anticipated upgrade in the issuer's credit-rating (thereby crossing over into investment grade bonds), and

- EMERGING MARKET SECURITIES, which include the types of securities described above, issued by emerging market governments and corporations. These securities also include Brady Bonds, which are long-term bonds issued as part of a restructuring of defaulted commercial loans to emerging market countries.

The series allocates its investments across these categories of fixed income securities with a view toward broad diversification across these categories and also within these categories. In selecting fixed income investments for the series, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including the series) as a tool in making or adjusting a fund's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

The series may invest in derivative securities. Derivatives are securities whose value may be based on other securities, currencies, interest rates, or indices. Derivatives include:

-  futures and forward contracts,

- options on futures contracts, foreign currencies, securities and bond indices,

-  structured notes and indexed securities, and

-  swaps, caps, floors and collars.

The series is a non-diversified mutual fund. This means that the series may invest a relatively high percentage of its assets in a small number of issuers.

The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-    PRINCIPAL RISKS OF AN INVESTMENT

The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

The principal risks of investing in the series are:

- ALLOCATION RISK: The series will allocate its investments among various segments of the fixed income markets based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

- INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

- MATURITY RISK: Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.


- CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that many U.S. Government securities in which the series may invest are not supported by the full faith and credit of the U.S. Government (including securities issued by government sponsored enterprises and by certain U.S. federal agencies and instrumentalities) and involve increased credit risk.


- LIQUIDITY RISK: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

-  JUNK BOND RISK:

      - HIGHER CREDIT RISK: Junk bonds (including crossover bonds) are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

      - HIGHER LIQUIDITY RISK: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

-  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK:

      -  Maturity Risk:

         - MORTGAGE-BACKED SECURITIES: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

         - When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

            - When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

         - COLLATERALIZED MORTGAGE OBLIGATIONS: The series may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the series may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

         - ASSET-BACKED SECURITIES: Asset-backed securities have prepayment risks similar to mortgage-backed securities.

      - CREDIT RISK: As with any fixed income security, mortgage-backed and asset-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government. Mortgage-backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.

-  DERIVATIVES RISK:

      - HEDGING RISK: When a derivative is used as a hedge against an opposite position that the series also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

      - CORRELATION RISK: When the series uses derivatives to hedge, it takes the risk that changes in the value of the derivative will not match those of the asset being hedged. Incomplete correlation can result in unanticipated losses.

      - INVESTMENT RISK: When the series uses derivatives as an investment vehicle to gain market exposure, rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment. The series is therefore directly exposed to the risks of that derivative. Gains or losses from derivative investments may be substantially greater than the derivative's original cost.

      - AVAILABILITY RISK: Derivatives may not be available to the series upon acceptable terms. As a result, the series may be unable to use derivatives for hedging or other purposes.

      - CREDIT RISK: When the series uses certain types of derivatives, it is subject to the risk that the other party to the agreement will not be able to perform.

- FOREIGN SECURITIES: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

      - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

      - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

      - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

      -  Foreign markets may be less liquid and more volatile than U.S. markets.

      - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

- EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

- ACTIVE OR FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

- NON-DIVERSIFIED STATUS RISK: Because the series may invest a higher percentage of its assets in a small number of issuers, the series is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

- As with any mutual fund, you could lose money on your investment in the series.

AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

BAR CHART

The bar chart shows changes in the annual total returns of the series' Initial Class shares, assuming the reinvestment of distributions.

[CHART]

1995         14.38%
1996          4.03%
1997         (1.13%)
1998          7.90%
1999         (2.50%)
2000          4.90%
2001          4.75%
2002          8.40%
2003         10.38%
2004          7.73%

   During the period shown in the bar chart, the highest quarterly return was 8.35% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (3.21)% (for the calendar quarter ended March 31, 1997).

PERFORMANCE TABLE

This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.


AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2004)



                                                             1 YEAR    5 YEAR   10 YEAR
Strategic Income Series--Initial Class Shares                  7.73%     7.21%         %
Lehman Brothers Aggregate Bond Index#@@                        4.34%     7.71%         %
Citigroup World Government Bond Non-Dollar Hedged Index#@     10.35%     8.79%         %
Lehman Brothers High Yield Index#+                            11.13%     6.97%         %
JP Morgan Emerging Market Bond Global Index#@@@               11.73%    12.99%         %


----------

#    Source: Standard & Poor's Micropal, Inc.

+ The Lehman Brothers High Yield Index measures the performance of the high-yield bond market.
@ The Citigroup World Government Non-dollar Hedged Index measures the government bond markets around the world, ex-U.S.
@@ The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market.
@@@ The J.P. Morgan Emerging Markets Bond Index Global (the EMBI Global) tracks debt instruments in the emerging markets (includes a broader array of countries than the EMBI Plus).

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown, without these the results would have been less favorable.

-    PORTFOLIO MANAGER

William Adams is the portfolio manager of the series. Mr. Adams, an MFS Vice President, has been employed in the MFS investment management area since 1997 and has been the series' portfolio manager since July 2004.

13:  TOTAL RETURN SERIES

-    INVESTMENT OBJECTIVES

The series' main investment objective is to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital. Its secondary objective is to provide reasonable opportunity for growth of capital and income. These objectives may be changed without shareholder approval.

-    PRINCIPAL INVESTMENT POLICIES

The series is a "balanced fund," and invests in a combination of equity and fixed income securities. Under normal market conditions, the series invests:

- at least 40%, but not more than 75%, of its net assets in common stocks and related securities (referred to as equity securities), such as preferred stock; bonds, warrants or rights convertible into stock; and depositary receipts for those securities, and

-  at least 25% of its net assets in non-convertible fixed income securities.

The series may vary the percentage of its assets invested in any one type of security (within the limits described above) in accordance with MFS's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values.

Consistent with the series' principal investment policies the series may invest in foreign securities, and may have exposure to foreign currencies through its investment in these securities.

EQUITY INVESTMENTS. While the series may invest in all types of equity securities, MFS generally seeks to purchase for the series equity securities, such as common stocks, preferred stocks, convertible securities and depositary receipts, of companies that MFS believes are undervalued in the market relative to their long-term potential. The equity securities of these companies may be undervalued because:

-  they are viewed by MFS as being temporarily out of favor in the market due to

      -  a decline in the market,

      -  poor economic conditions,

      - developments that have affected or may affect the issuer of the securities or the issuer's industry, or

-  the market has overlooked them.

Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The series focuses on undervalued equity securities issued by companies with relatively large market capitalizations (i.e., market capitalizations of $5 billion or more).

As noted above, the series' investments in equity securities include convertible securities. A convertible security is a security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security generally provides:

-  a fixed income stream, and

- the opportunity, through its conversion feature, to participate in an increase in the market price of the underlying common stock.

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (including the equity portion of the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

FIXED INCOME INVESTMENTS. The series invests in securities which pay a fixed interest rate, which include:


- U.S. GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. government, one of its agencies or instrumentalities or a government-sponsored enterprise. Certain U.S. Government securities in which the series may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the series may invest involve increased credit risk because they are backed only by the credit of a U.S. federal agency or government-sponsored enterprise, such as the Student Loan Marketing Association (Sallie Mae), the Federal Home Loan Banks (FHLBs), the Federal Home Loan Mortgage Corporation (Freddie Mac) or the Federal National Mortgage Association (Fannie Mae). Although government-sponsored enterprises such as Sallie Mae, FHLBs, Freddie Mac, and Fannie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.

- MORTGAGE-BACKED AND ASSET-BACKED SECURITIES, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables. These investments entitle the series to a share of the principal and interest payments made on the underlying mortgage, car loan, or credit card. For example, if the series invests in a pool that includes your mortgage loan, a share of the principal and interest payments on your mortgage would pass to the series, and

- CORPORATE BONDS, which are bonds or other debt obligations issued by corporations or other similar entities, including lower rated securities commonly referred to as junk bonds.

In selecting fixed income investments for the series, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed-income oriented series (including the fixed-income portion of the series) as a tool in making or adjusting a series' asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed-income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

-    PRINCIPAL RISKS OF AN INVESTMENT

The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

The principal risks of investing in the series are:

- ALLOCATION RISK: The series will allocate its investments between equity and fixed income securities, and among various segments of the fixed income markets, based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

- FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

      - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

      - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

      - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

      -  Foreign markets may be less liquid and more volatile than U.S. markets.

      - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

- MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

- UNDERVALUED SECURITIES RISK: Prices of securities react to the economic condition of the company that issued the security. The series' equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. MFS will invest in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.

- INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

- CONVERTIBLE SECURITIES RISK: Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

- MATURITY RISK: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

- CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government.

-  JUNK BOND RISK:

      - HIGHER CREDIT RISK: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

      - HIGHER LIQUIDITY RISK: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

- LIQUIDITY RISK: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

-  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES:

      -  MATURITY RISK:

         - MORTGAGE-BACKED SECURITIES: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

               - When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

               - When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

         - COLLATERALIZED MORTGAGE OBLIGATIONS: The series may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the series may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

         - ASSET-BACKED SECURITIES: Asset-backed securities have prepayment risks similar to mortgage-backed securities.

      - CREDIT RISK: As with any fixed income security, mortgage-backed and asset-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government. Mortgage-backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.

- As with any mutual fund, you could lose money on your investment in the series.

AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

BAR CHART

The bar chart shows changes in the annual total returns of the series' Initial Class shares, assuming the reinvestment of distributions.

[CHART]

1996         14.37%
1997         21.30%
1998         12.33%
1999          3.08%
2000         16.02%
2001          0.25%
2002         (5.17%)
2003         16.32%
2004         11.32%

   During the period shown in the bar chart, the highest quarterly return was 10.37% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (7.94)% (for the calendar quarter ended September 30, 2002).

PERFORMANCE TABLE

This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.


   AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2004)



                                                 1 YEAR      5 YEAR     LIFE*
Total Return Series--Initial Class Shares         11.32%       7.39%    11.33%
Standard & Poor's 500 Stock Index**+              10.87%      (2.30)%   12.07%
Lehman Brothers Aggregate Bond Index**@            4.34%       7.71%     7.72%


----------

* Series performance figures are for the period from the commencement of the series' investment operations, January 3, 1995, through December 31, 2004. Index returns are from January 1, 1995.

**   Source: Standard & Poor's Micropal, Inc.
+ The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market.
@ The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown, without these the results would have been less favorable.

-    PORTFOLIO MANAGERS

The fund is managed by a team of portfolio managers headed by Brooks Taylor. The team is comprised of Kenneth J. Enright, Steven R. Gorham, Constantinos G. Mokas and Michael W. Roberge, each a Senior Vice President of the adviser, and William
J. Adams, Edward B. Baldini, William P. Douglas, Alan T. Langsner and Katrina Mead, each a Vice President of the adviser. Mr. Taylor has been a portfolio manager of the fund since February 2004 and has been employed in the investment management area of the adviser since 1996. Mr. Enright has been a portfolio manager of the fund since 1999 and has been employed in the investment management area of the fund since 1986. Mr. Gorham has been a portfolio manager of the fund since 2002 and has been employed in the investment management area of the adviser since 1992. Mr. Mokas has been a portfolio manager of the fund since 1998 and has been employed in the investment management area of the adviser since 1990. Mr. Roberge has been a portfolio manager of the fund since 2002 and has been employed in the investment management area of the adviser since 1996. Mr. Adams has been a portfolio manager of the fund since February 2004 and has been employed in the investment management area of the adviser since 1997. Mr. Baldini has been a portfolio manager of the fund since July 2004 and has been employed in the investment management area of the adviser since 2000. Prior to joining MFS, Mr. Baldini was a Senior Vice President at Scudder Kemper Investments. Mr. Douglas has been a portfolio manager of the fund since October 26, 2004 and has been employed in the investment management area of the adviser since 2004. Prior to joining MFS, Mr. Douglas was a Vice President and Senior Mortgage Analyst at Wellington Management Company, LLP. Mr. Langsner has been a portfolio manager of the fund since July 2004 and has been employed in the investment management area of the adviser since 1999. Ms. Mead has been a portfolio manager of the fund since July 2004 and has been employed in the investment management area of the adviser since 1997.


Members of the team may change from time to time, and a current list of team members is available by calling MFS at the telephone number listed in the back of this prospectus.

14:  UTILITIES SERIES

-    INVESTMENT OBJECTIVE

The series' investment objective is to seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities). This objective may be changed without shareholder approval.

-    PRINCIPAL INVESTMENT POLICIES

The series invests, under normal market conditions, at least 80% of its net assets in equity and debt securities of domestic and foreign companies (including emerging markets) in the utilities industry. MFS considers a company to be in the utilities industry if, at the time of investment, MFS determines that a substantial portion of the company's assets or revenues are derived from one or more utilities. Securities in which the series invests are not selected based upon what sector of the utilities industry a company is in (i.e., electric, gas, telecommunications) or upon a company's geographic region. Companies in the utilities industry include:

- companies engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services; and

- companies engaged in telecommunications, including telephone, cellular telephone, telegraph, satellite, microwave, cable television and other communications media (but not companies engaged in public broadcasting).

The series is a non-diversified mutual fund. This means that the series may invest a relatively high percentage of its assets in one or a few issuers.

The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

EQUITY INVESTMENTS. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (including the equity portion of the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts. In performing this analysis and selecting securities for the series, MFS places particular emphasis on each of the following factors:

-  the current regulatory environment;

-  the strength of the company's management team; and

- the company's growth prospects and valuation relative to its long-term potential.

Equity securities purchased by the series consist of common stocks, preferred stocks, convertible securities and depositary receipts. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets.

As noted above, the series' investments in equity securities include convertible securities. A convertible security is a security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security generally provides:

-  a fixed income stream, and

- the opportunity, through its conversion feature, to participate in an increase in the market price of the underlying common stock.

FIXED INCOME INVESTMENTS. The series invests in securities which pay a fixed interest rate. These securities include:

- CORPORATE BONDS, which are bonds or other debt obligations issued by corporations or similar entities, including lower rated bonds, commonly known as junk bonds, which are bonds assigned low credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable in quality to lower rated bonds;

- MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES, which are securities that represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables. These investments entitle the series to a share of the principal and interest payments made on the underlying mortgage, car loan, or credit card. For example, if the series invested in a pool that included your mortgage loan, a share of the principal and interest payments on your mortgage would pass to the series;


- U.S. GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. government, one of its agencies or instrumentalities, or a government-sponsored enterprise. Certain U.S. Government securities in which the series may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the series may invest involve increased credit risk because they are backed only by the credit of a U.S. federal agency or government-sponsored enterprise, such as the Student Loan Marketing Association (Sallie Mae), the Federal Home Loan Banks (FHLBs), the Federal Home Loan Mortgage Corporation (Freddie Mac) or the Federal National Mortgage Association (Fannie Mae). Although government-sponsored enterprises such as Sallie Mae, FHLBs, Freddie Mac, and Fannie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.


- JUNK BONDS, which are bonds assigned low credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable to lower rated bonds.

In selecting fixed income investments for the series, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed-income oriented series (including the fixed-income portion of the series) as a tool in making or adjusting a series' asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed-income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

FOREIGN SECURITIES. The series invests in foreign securities (including emerging markets securities) such as:

-  equity securities of foreign companies in the utilities industry,

-  fixed income securities of foreign companies in the utilities industry, and

-  fixed income securities issued by foreign governments.

These investments may expose the series to foreign currencies.

-    PRINCIPAL RISKS OF AN INVESTMENT

The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

The principal risks of investing in the series are:

- CONCENTRATION RISK: The series' investment performance will be closely tied to the performance of utility companies. Many utility companies, especially electric and gas and other energy related utility companies, are subject to various uncertainties, including:

      -  risks of increases in fuel and other operating costs;

      - restrictions on operations and increased costs and delays as a result of environmental and nuclear safety regulations;

      -  coping with the general effects of energy conservation;

      - technological innovations which may render existing plants, equipment or products obsolete;

      -  the potential impact of natural or man-made disasters;

      - difficulty obtaining adequate returns on invested capital, even if frequent rate increases are approved by public service commissions;

      -  the high cost of obtaining financing during periods of inflation;

      - difficulties of the capital markets in absorbing utility debt and equity securities; and

      -  increased competition.

For example, electric utilities in California have experienced financial difficulties recently related to changes in regulations and price volatility in the oil and natural gas markets. Similar difficulties could arise for other types of utilities or in other regions.

Furthermore, there are uncertainties resulting from certain telecommunications companies' diversification into new domestic and international businesses as well as agreements by many such companies linking future rate increases to inflation or other factors not directly related to the active operating profits of the enterprise. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions. These price movements may have a larger impact on the series than on a series with a more broadly diversified portfolio.

- REGULATION AND DEREGULATION: The value of utility company securities may decline because governmental regulation controlling the utilities industry can change. This regulation may prevent or delay the utility company from passing along cost increases to its customers. Furthermore, regulatory authorities may not grant future rate increases. Any increases granted may not be adequate to permit the payment of dividends on common stocks. Deregulation in some markets has resulted in increased costs and competition for utilities companies and great volatility in those companies' securities prices.

- MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

- COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

- INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

- CONVERTIBLE SECURITIES RISK: Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

- MATURITY RISK: Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.


- CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that many U.S. Government securities in which the series may invest are not supported by the full faith and credit of the U.S. Government (including securities issued by government sponsored enterprises and by certain U.S. federal agencies and instrumentalities) and involve increased credit risk.


-  JUNK BOND RISK

      - HIGHER CREDIT RISK: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

      - HIGHER LIQUIDITY RISK: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

-  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK

      -  MATURITY RISK:

         - MORTGAGE-BACKED SECURITIES: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

               - When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed income securities when interest rates fall.

               - When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

         - COLLATERALIZED MORTGAGE OBLIGATIONS: The series may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the series may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

         - ASSET-BACKED SECURITIES: Asset-backed securities have prepayment risks similar to mortgage-backed securities.

      - CREDIT RISK: As with any fixed income security, mortgage-backed and asset-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government. Mortgage-backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.

- FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

      - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

      - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

      - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

      -  Foreign markets may be less liquid and more volatile than U.S. markets.

      - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

- EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

- NON-DIVERSIFIED STATUS RISK: Because the series may invest a higher percentage of its assets in a small number of issuers, the series is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

- ACTIVE OR FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

- As with any mutual fund, you could lose money on your investment in the series.

AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

BAR CHART

The bar chart shows changes in the annual total returns of the series' Initial Class shares, assuming the reinvestment of distributions.

[CHART]

1996         18.51%
1997         31.70%
1998         18.06%
1999         30.81%
2000          7.07%
2001        (24.20%)
2002        (22.76%)
2003         35.89%
2004         30.20%

   During the period shown in the bar chart, the highest quarterly return was 21.53% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (16.33)% (for the calendar quarter ended September 30, 2001).

PERFORMANCE TABLE

This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.


AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2004)



                                                 1 YEAR      5 YEAR     LIFE*
Utilities Series--Initial Class Shares            30.20%       2.09%    13.62%
Standard & Poor's 500 Utilities Index**+          24.28%       3.73%     8.16%


----------

* Series performance figures are for the period from the commencement of the series' investment operations on January 3, 1995, through December 31, 2004. Index returns are from January 1, 1995.

** The Standard & Poor's 500 Utilities Index measures the performance of the utility sector.
+    Source: Standard & Poor's Micropal, Inc.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown, without these the results would have been less favorable.

-    PORTFOLIO MANAGER

Maura A. Shaughnessy, an MFS Senior Vice President, has been employed in the MFS investment management area since 1991. Ms. Shaughnessy has been the series' portfolio manager since its inception.

15:  VALUE SERIES

-    INVESTMENT OBJECTIVE

The series' investment objective is to seek capital appreciation and reasonable income. This objective may be changed without shareholder approval.

-    PRINCIPAL INVESTMENT POLICIES

The series invests, under normal market conditions, at least 65% of its net assets in income producing equity securities of companies which the adviser believes are undervalued in the market relative to their long term potential. Equity securities include common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. While the series may invest in companies of any size, the series generally focuses on undervalued companies with large market capitalizations. The equity securities of these companies may be undervalued because:

-  they are temporarily out of favor in the market due to

      -  a decline in the market

      -  poor economic conditions

      - developments that have affected or may affect the issuer of the securities or the issuer's industry

-  the market has overlooked them.

Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The series seeks to achieve a gross yield that exceeds that of the Standard & Poor's 500 Composite Stock Index. Equity securities may be listed on a securities exchange or traded in the over-the-counter (OTC) markets.

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

The series may invest in foreign securities through which it may have exposure to foreign currencies.

-    PRINCIPAL RISKS OF AN INVESTMENT

The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objectives, that are not described here.

The principal risks of investing in the series are:

- MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

- UNDERVALUED SECURITIES RISK: The series may invest in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise as expected or may fall.

- LARGE CAP COMPANIES RISK: Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potential lower risk, the series' value may not rise as much as the value of series that emphasize smaller cap companies.

- INTEREST RATE RISK: Income producing equity securities may react like fixed income securities to changes in interest rates. Thus, when interest rates rise, the prices of income producing equity securities may fall. Conversely, a decrease in interest rates may cause these securities to increase in value.

- FOREIGN MARKETS RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

      - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

      - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

      - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

      -  Foreign markets may be less liquid and more volatile than U.S. markets.

      - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

- OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying and selling these stocks at prevailing market prices.

- As with any mutual fund, you could lose money on your investment in the series.

AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

BAR CHART

The bar chart shows changes in the annual total returns of the series' Initial Class shares, assuming the reinvestment of distributions.

[CHART]

2003         24.96%
2004         15.18%


   During the period shown in the bar chart, the highest quarterly return was 14.99% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (6.37)% (for the calendar quarter ended March 31, 2003).

PERFORMANCE TABLE

This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.


   AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2004)



                                                 1 YEAR       LIFE*
Value Series--Initial Class Shares                15.18%       7.51%
Russell 1000 Value Index**+                       16.49%       8.57%


----------

* Series performance figures are for the period from the commencement of the series' investment operations, January 2, 2002, through December 31, 2004. Index returns are from January 1, 2002.

**   Source: Standard & Poor's Micropal, Inc.
+ The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown, without these the results would have been less favorable.

-    PORTFOLIO MANAGER


The series is managed by a team of portfolio managers comprised of Steven R. Gorham, a Senior Vice President of the adviser, and Edward B. Baldini, a Vice President of the adviser. Mr. Gorham has been a portfolio manager of the series since 2002 and has been employed in the investment management area of the adviser since 1992. Mr. Baldini has been a portfolio manager of the series since 2004, and has been employed in the investment management area of the adviser since 2000. Prior to joining MFS, Mr. Baldini was a Senior Vice President at Scudder Kemper Investments.

As a member of the portfolio management team, Mr. Baldini generally contributes to the day-to-day management of the fund's portfolio through such means as advising as to portfolio construction, assessing portfolio risk, managing daily cash flow in accordance with portfolio holdings as well as advising as to making investment decisions during periods when other portfolio management team members are unavailable, but does not generally determine which securities to purchase or sell for the fund. The degree to which Mr. Baldini may perform these functions, and the nature of these functions, may change from time to time.

Team members may change from time to time, and a current list of team members is available by calling MFS at the telephone number listed on the back of the prospectus.

III  CERTAIN INVESTMENT STRATEGIES AND RISKS

-    FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS

Each series may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the series and therefore are not described in this prospectus. The types of securities and investment techniques and practices in which a series may engage, including the principal investment techniques and practices described above, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the trust's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting MFS Service Center, Inc. (see back cover for address and phone number).

-    TEMPORARY DEFENSIVE POLICIES

Each series may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While a series invests defensively, it may not be able to pursue its investment objective. A series defensive investment position may not be effective in protecting its value.

-    ACTIVE OR FREQUENT TRADING

Each series, except for the Money Market Series, may engage in active or frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a series with less active trading policies. Frequent trading also increases transaction costs, which could detract from the series' performance.

IV   MANAGEMENT OF THE SERIES

-    INVESTMENT ADVISER


Massachusetts Financial Services Company (referred to as MFS or the adviser) is the investment adviser to each series. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $146.4 billion as of December 31, 2004. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

MFS provides investment management and related administrative services and facilities to each series, including portfolio management and trade execution. For these services, each series pays MFS an annual management fee, based on average daily net assets, as set forth in its Investment Advisory Agreement:



MFS Research Bond Series                            [ ]%
MFS Capital Opportunities Series                   0.75%
MFS Emerging Growth Series                         0.75%
MFS Global Equity Series                           1.00%
MFS High Income Series                             0.75%
MFS Investors Growth Stock Series                  0.75%
MFS Investors Trust Series                         0.75%
MFS Mid Cap Growth Series                          0.75%
MFS Money Market Series                            0.50%
MFS New Discovery Series                           0.90%
MFS Research Series                                0.75%
MFS Strategic Income Series                        0.75%
MFS Total Return Series                            0.75%
MFS Utilities Series                               0.75%
MFS Value Series                                   0.75%



MFD or one or more of its affiliates (for purposes of this section only, collectively, "MFD"), out of their own resources, may make additional cash payments to insurance companies and plan sponsors to whom shares of the series are offered (collectively, together with their affiliates, "Record Owners") as incentives to market the series or to cooperate with MFD's promotional efforts or in recognition of their marketing and/or administrative support. This compensation, which is paid by MFD, is not reflected in the fees and expenses listed in the fee table section of the series' prospectus. In the case of any one Record Owner, marketing and administrative support payments generally will not exceed 0.25% of the total assets of the series attributable to the Record Owner, on an annual basis. This restriction is subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time.
To the extent permitted by SEC and NASD rules and other applicable laws and regulations, MFD may pay or allow other promotional incentives or payments to Record Owners.

These payments may provide an additional incentive to Record Owners to actively promote the series or cooperate with MFD's promotional efforts. Depending on the arrangements in place at any particular time, a Record Owner may have a financial incentive to recommend a particular series or a share class. You can find further details in the SAI about the payments made by MFD and the services provided by Record Owners. In addition, you can ask your Record Owner for information about any payments it receives from MFD and any services provided, as well as about any fees and/or commissions it charges in addition to those disclosed in this prospectus. Record Owners that market the series may also act as, or be affiliated with, a broker or dealer in connection with a series' purchase or sale of portfolio securities. However, the series and MFS do not consider a Record Owner's purchases of shares of a series as a factor when choosing brokers or dealers to effect portfolio transactions for the series.

DISCLOSURE OF PORTFOLIO HOLDINGS. The MFS funds have established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the Statement of Additional Information. In addition, by clicking on "Mutual Funds" on the MFS website, the following information is generally available to you:



INFORMATION                                                  APPROXIMATE DATE OF POSTING TO WEBSITE
-----------                                                  --------------------------------------
Series' top 10 securities holdings as of each month's end    14 days after month end
Series' full securities holdings as of each month's end      29 days after month end



Note that the funds or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the website until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.


-    ADMINISTRATOR

MFS provides each series with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by each series for a portion of the costs it incurs in providing these services.

-    DISTRIBUTOR

MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the series.

-    SHAREHOLDER SERVICING AGENT

MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for each series, for which it receives compensation from each series.

V    DESCRIPTION OF SHARES

The trust offers two classes of shares--initial class shares and service class shares (except the Money Market Series that only offers initial class shares). Initial class shares are offered through this prospectus. Service class shares, which bear a Rule 12b-1 distribution fee, are available through a separate prospectus. If you would like to receive a copy of the other prospectus, please call the MFS Service Center at the telephone number referenced at the back of this document. These shares are offered to separate accounts established by insurance companies in order to serve as investment vehicles for variable annuity and variable life insurance contracts. The trust also offers shares of each of its series to qualified pension and retirement plans. All purchases, redemptions and exchanges of shares are made through these insurance company separate accounts and plans, which are the record owner of the shares. Contract holders and plan beneficiaries seeking to purchase, redeem or exchange interests in the trust's shares should consult with the insurance company which issued their contracts or their plan sponsor.

VI   OTHER INFORMATION

-    PRICING OF SERIES' SHARES

The price of each class of the series' shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). Net asset value per share is computed by dividing the net assets allocated to each share class by the number of series shares outstanding for that class. On holidays or other days (such as Good Friday) when the New York Stock Exchange is closed, net asset value is not calculated, and the series' do not transact purchase, exchange or redemption orders.

To determine net asset value, each series, except for Money Market Series, values its assets at current market prices where current market prices are readily available (certain short term debt instruments are valued at amortized cost), or at fair value as determined by the adviser under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. For example, in valuing securities that trade principally on foreign markets, events reasonably determined to be significant (such as certain movements in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the series' valuation time that may impact the value of securities traded in these foreign markets. In these cases, the series may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the series' valuation time. Fair valuation of foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. The Money Market Series values its assets at amortized cost.

Certain series invest in securities which are primarily listed on foreign exchanges that trade on weekends and other days when the series does not price its shares. Therefore, the value of these series' shares may change on days when you will not be able to purchase or redeem their shares.

Insurance companies and plan sponsors are the designees of the trust for receipt of purchase, exchange and redemption orders from contractholders and plan beneficiaries. An order submitted to the trust's designee by the valuation time will receive the net asset value next calculated; provided that the trust receives notice of the order generally by 9:30 a.m. eastern time on the next day on which the New York Stock Exchange is open for trading.

-    DISTRIBUTIONS

Each series (except the Money Market Series) intends to pay substantially all of its net income (including any realized net capital and net foreign currency gains) to shareholders as dividends at least annually.

The Money Market Series intends to declare daily as dividends substantially all of its net income (excluding any realized net capital gains) and to pay these dividends to shareholders at least monthly. The series intends to distribute any realized net capital gains at least annually.

-    TAX CONSIDERATIONS

The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in a series may have on your tax situation. Each series of the trust is treated as a separate corporation for federal tax purposes. As long as a series qualifies for treatment as a regulated investment company (which each series has done in the past and intends to do in the future), it pays no federal income tax on the net earnings and net realized gains it distributes to shareholders. In addition, each series also intends to continue to diversify its assets to satisfy the federal diversification tax rules applicable to separate accounts that fund variable insurance and annuity contracts.

Shares of the series are offered to insurance company separate accounts and to qualified retirement and pension plans. You should consult with the insurance company that issued your contract or your plan sponsor to understand the federal tax treatment of your investment.


-    RIGHT TO REJECT OR RESTRICT SHARE TRANSACTION ORDERS

RIGHT TO REJECT OR RESTRICT SHARE TRANSACTION ORDERS. Purchases and exchanges should be made primarily for investment purposes. The series are not designed to accommodate excessive trading practices. Subject to the limitations discussed below, and to oversight by the Board of Trustees, MFS seeks to monitor and enforce this policy pursuant to procedures adopted by MFS.

-    EXCESSIVE TRADING PRACTICES

PURCHASE AND EXCHANGE LIMITATION POLICIES. As a matter of policy adopted by the Trustees, the series reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions deemed to represent excessive trading (e.g., trading, which in the reasonable judgment of the series' or its agents, may disrupt portfolio investment strategies or otherwise adversely affect the series). This policy applies to transactions accepted by an insurance company or retirement plan sponsor through which the transaction is placed. In the event that the series reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The series reserve the right to delay for up to one business day the processing of exchange requests in the event that, in the series' or their agents' judgment, such delay would be in the series' best interest, in which case both the redemption and purchase side of the exchange will receive the series' net asset value at the conclusion of the delay period.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the series or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the series and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the series receive purchase, exchange and redemption orders from insurance companies and retirement plans which maintain omnibus accounts with the series. Omnibus account arrangements are common forms of holding shares of a series, particularly among insurance companies offering variable insurance products and retirement plans. These arrangements often permit the intermediaries to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the particular shareholder(s) is not known to a series or its agents. Therefore, the ability of the series or its agents to detect excessive trading practices with respect to shares held through omnibus arrangements is limited, and trading patterns representing a significant percentage of shareholders' account activity may not be monitored by the series or its agents. The insurance company through which you purchased your variable annuity or variable life contract may impose transfer limitations and other limitations designed to curtail excessive trading. Please refer to your variable annuity or variable life contract for details.

EXCESSIVE TRADING RISKS. To the extent that the series or their agents are unable to curtail excessive trading practices in a series, these practices may interfere with the efficient management of the series' portfolio, and may result in the series engaging in certain activities to a greater extent then it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the series' operating costs and decrease the series' investment performance, and maintenance of a high level of cash balances would likewise result in lower series investment performance during periods of rising markets.

For series that significantly invest in foreign securities traded on markets which may close prior to when the series determines its net asset value (referred to as valuation time), excessive trading by certain shareholders may cause dilution in the value of series shares held by other shareholders. Because events may occur after the close of these foreign markets and before the series' valuation time that influence the value of these foreign securities, investors may seek to trade shares in an effort to benefit from their understanding of the value of these foreign securities as of the series' valuation time (referred to as price arbitrage). The series have procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what they believe to be the fair value of the securities as of the series' valuation time. To the extent that a series does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of shares of that series held by other shareholders.

For series that significantly invest in high yield (commonly known as junk bonds) or small cap equity securities, because these securities are often infrequently traded, investors may seek to trade series shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the series' portfolio to a greater degree than series which invest in highly liquid securities, in part because the series may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of series shares held by other shareholders.


-    IN-KIND DISTRIBUTIONS

The series have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the series makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash, and the securities may increase or decrease in value until you sell them. The series do not expect to make in-kind distributions.

-    UNIQUE NATURE OF SERIES

MFS may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the series, and which may be managed by the series' portfolio manager(s). While a series may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a series and these similar products, including differences in sales charges, expense ratios and cash flows.

-    POTENTIAL CONFLICTS

Shares of the series are offered to the separate accounts of insurance companies that may be affiliated or unaffiliated with MFS and each other ("shared funding") and may serve as the underlying investments for both variable annuity and variable life insurance contracts ("mixed funding"). Due to differences in tax treatment or other considerations, the interests of various contract owners might at some time be in conflict. The trust currently does not foresee any such conflict. Nevertheless, the board of trustees which oversees the series intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more separate accounts of the insurance companies might be required to withdraw its investments in one or more series. This might force a series to sell securities at disadvantageous prices.

VII  FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the series' financial performance for the past five years, or, if a series has not been in operation that long, since the time it commenced investment operations. Certain information reflects financial results for a single series' share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in a series (assuming reinvestment of all distributions). The per share data in the financial highlights tables, including total returns, do not reflect fees and charges imposed under the variable annuity and variable life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce total return. This information has been audited by the trust's independent registered public accounting firm, whose report, together with the trust's financial statements, are included in the trust's Annual Report to shareholders. The series' Annual Report is available upon request by contacting MFSC (see back cover for address and telephone number). The financial statements contained in the Annual Report are incorporated by reference into the SAI. The trust's independent registered public accounting firm is [Auditor].

1.   RESEARCH BOND SERIES (FORMERLY BOND SERIES)--INITIAL CLASS


                                                                                 YEAR ENDED DECEMBER 31,
                                                        -----------------------------------------------------------------------
                                                            2003           2002           2001           2000           1999
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period                  $     11.82    $     11.52    $     11.32    $     10.93    $     11.38
                                                        -----------    -----------    -----------    -----------    -----------
Income from investment operations#~~ --
  Net investment income~                                $      0.62    $      0.67    $      0.72    $      0.76    $      0.70
  Net realized and unrealized gain (loss) on
    investments and foreign currency                           0.45           0.30           0.22           0.20          (0.87)
                                                        -----------    -----------    -----------    -----------    -----------
        Total from investment operations                $      1.07    $      0.97    $      0.94    $      0.96    $     (0.17)
                                                        -----------    -----------    -----------    -----------    -----------
Less distributions declared to shareholders --
  From net investment income                            $     (0.70)   $     (0.67)   $     (0.74)   $     (0.57)   $     (0.26)
  From net realized gain on investments and foreign
     currency transactions                                       --             --             --             --          (0.02)
  In excess of net realized gain on investments and
     foreign currency transactions                               --             --             --             --          (0.00)+++
                                                        -----------    -----------    -----------    -----------    -----------
        Total distributions declared to shareholders    $     (0.70)   $     (0.67)   $     (0.74)   $     (0.57)   $     (0.28)
                                                        -----------    -----------    -----------    -----------    -----------
Net asset value -- end of period                        $     12.19    $     11.82    $     11.52    $     11.32    $     10.93
                                                        -----------    -----------    -----------    -----------    -----------
Total return                                                   9.34%          8.92%          8.71%          9.21%         (1.56)%
Ratios (to average net assets)/Supplemental
  data~:
  Expenses##                                                   0.75%          0.75%          0.75%          0.84%          1.01%
  Net investment income~~                                      5.04%          5.92%          6.34%          6.95%          6.26%
Portfolio turnover                                              116%           132%           281%           303%           283%
Net assets at end of period (000 Omitted)               $    31,981    $    33,755    $    31,087    $    26,207    $    24,291

~ MFS has contractually agreed, subject to reimbursement, to bear a portion of the series "Other Expenses", which are defined as the series' operating expenses, exclusive of management and certain other fees and expenses, such that Other Expenses do not exceed 0.15% annually. This arrangement is effected by MFS bearing all of the series' Other Expenses during the series' fiscal year and the series paying MFS an expense reimbursement fee not greater than 0.15% of average daily net assets for Initial Class. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. This agreement will terminate on the earlier of December 31, 2004 or such date as all expenses previously borne by MFS under the agreement have been paid by the series. Prior to May 1, 2000, the series paid the investment advisor a reimbursement fee not greater then 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

  Net investment income                                $      0.59    $      0.65    $      0.69    $      0.74    $      0.69
  Ratios (to average net assets):
    Expenses##                                                0.94%          0.92%          0.99%          0.99%          1.06%
    Net investment income                                     4.85%          5.75%          6.10%          6.80%          6.21%

----------
~~ As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.07%. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
+++  Per share amount was less than $0.01.
#    Per share data are based on average shares outstanding.
##   Ratios do not reflect reductions from fees paid indirectly.

2.   CAPITAL OPPORTUNITIES SERIES--INITIAL CLASS

                                                                                 YEAR ENDED DECEMBER 31,
                                                        -----------------------------------------------------------------------
                                                            2003           2002           2001           2000           1999
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period                  $      9.53    $     13.55    $     19.26     $    21.74    $     14.79
                                                        -----------    -----------    -----------     ----------    -----------
Income from investment operations# --
  Net investment income (loss)~                         $      0.05    $      0.02    $      0.01     $     0.01    $     (0.02)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                           2.55          (4.03)         (4.32)         (0.66)          7.02
                                                        -----------    -----------    -----------     ----------    -----------
        Total from investment operations                $      2.60    $     (4.01)   $     (4.31)    $    (0.65)   $      7.00
                                                        -----------    -----------    -----------     ----------    -----------
Less distributions declared to shareholders --
  From net investment income                            $     (0.02)   $     (0.01)   $     (0.00)+++ $       --    $        --
  From net realized gain on investments and foreign
     currency transactions                                       --             --          (1.33)         (1.83)         (0.05)
  In excess of net realized gain on investments and
     foreign currency transactions                               --             --          (0.07)            --             --
                                                        -----------    -----------    -----------     ----------    -----------
        Total distributions declared to shareholders    $     (0.02)   $     (0.01)   $     (1.40)    $    (1.83)   $     (0.05)
                                                        -----------    -----------    -----------     ----------    -----------
Net asset value -- end of period                        $     12.11    $      9.53    $     13.55     $    19.26    $     21.74
                                                        -----------    -----------    -----------     ----------    -----------
Total return                                                  27.39%        (29.69)%       (23.48)%        (3.66)%        47.42%
Ratios (to average net assets)/Supplemental data~:
  Expenses##                                                   0.90%          0.90%          0.91%          0.94%          1.02%
  Net investment income (loss)                                 0.45%          0.21%          0.06%          0.03%         (0.13)%
Portfolio turnover                                               65%           105%           102%           109%           152%
Net assets at end of period (000 0mitted)               $   150,436    $   105,323    $   163,014     $  140,043    $    63,172

~ MFS has contractually agreed, subject to reimbursement, to bear a portion of the series' "Other Expenses", which are defined as the series' operating expenses, exclusive of management and certain other fees and expenses, such that Other Expenses do not exceed 0.15% annually. This arrangement is effected by MFS bearing all of the series' "Other Expenses" during the series' fiscal year, and the series paying MFS an expense reimbursement fee not greater than 0.15% of average daily net assets for Initial Class shares. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. This agreement will terminate on the earlier of December 31, 2004 or such date as all expenses previously borne by MFS under the agreement have been paid by the series. Prior to May 1, 2000, this fee was not greater than 0.25% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income (loss) per share and the ratios would have been:

  Net investment income (loss)                            $      0.04    $      0.02**  $      0.00     $     0.01**  $     (0.02)**
  Ratios (to average net assets):
     Expenses##                                                  0.94%          0.93%          0.96%          0.93%          1.03%
     Net investment income (loss)                                0.41%          0.18%          0.01%          0.04%         (0.14)%

----------
+++  Per share amount was less than $(0.01).
**   The waiver impact per share amount was less than $0.01.
#    Per share data are based on average shares outstanding.
##   Ratios do not reflect reductions from fees paid indirectly.

3.   EMERGING GROWTH SERIES--INITIAL CLASS

                                                                                 YEAR ENDED DECEMBER 31,
                                                        -----------------------------------------------------------------------
                                                            2003           2002           2001           2000           1999
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):

Net asset value -- beginning of period                  $     11.91    $     17.98    $     28.85    $     37.94    $     21.47
                                                        -----------    -----------    -----------    -----------    -----------
Income from investment operations# --
  Net investment loss                                   $     (0.03)   $     (0.04)   $     (0.03)   $     (0.01)   $     (0.06)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                           3.63          (6.03)         (9.44)         (7.07)         16.53
                                                        -----------    -----------    -----------    -----------    -----------
        Total from investment operations                $      3.60    $     (6.07)   $     (9.47)   $     (7.08)   $     16.47
                                                        -----------    -----------    -----------    -----------    -----------
Less distributions declared to shareholders --
  From net investment income                            $        --    $        --    $     (1.04)   $     (2.01)   $        --
  In excess of net realized gain on investments and
     foreign currency transactions                               --             --          (0.36)            --             --
                                                        -----------    -----------    -----------    -----------    -----------
        Total distributions declared to shareholders    $        --    $        --    $     (1.40)   $     (2.01)   $        --
                                                        -----------    -----------    -----------    -----------    -----------
Net asset value -- end of period                        $     15.51    $     11.91    $     17.98    $     28.85    $     37.94
                                                        -----------    -----------    -----------    -----------    -----------
Total return                                                  30.23%*       (33.76)%       (33.49)%       (19.61)%        76.71%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                   0.87%          0.86%          0.87%          0.85%          0.84%
  Net investment loss                                         (0.22)%        (0.24)%        (0.14)%        (0.04)%        (0.23)%
Portfolio turnover                                              103%           111%           231%           200%           176%
Net assets at end of period (000 Omitted)               $   849,718    $   757,499    $ 1,462,469    $ 2,312,406    $ 2,132,528

----------
* The series' total return calculation includes proceeds received on March 26, 2003 from a non-recurring litigation settlement recorded as a realized gain on investment transactions. The proceeds resulted in an increase in net asset value of $0.09 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the series' ending net asset value per share, the total return for the year ended December 31, 2003 would have been 29.48%.
#    Per share data are based on average shares outstanding.
##   Ratios do not reflect reductions from fees paid indirectly.

4.   GLOBAL EQUITY SERIES--INITIAL CLASS

                                                                            YEAR ENDED DECEMBER 31,                 PERIOD ENDED
                                                        --------------------------------------------------------    DECEMBER 31,
                                                            2003           2002           2001           2000           1999*
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period                  $      8.50     $     9.69    $     10.80    $     12.04    $      10.00
                                                        -----------     ----------    -----------    -----------    ------------
Income from investment operations# --
  Net investment incomeSection                          $      0.06     $     0.05    $      0.04    $      0.09    $       0.03
  Net realized and unrealized gain (loss) on
    investments and foreign currency                           2.30          (1.20)         (1.11)         (0.93)           2.34
                                                        -----------     ----------    -----------    -----------    ------------
        Total from investment operations                $      2.36     $    (1.15)   $     (1.07)   $     (0.84)   $       2.37
                                                        -----------     ----------    -----------    -----------    ------------
Less distributions declared to shareholders --
  From net investment income                            $     (0.00)+++ $    (0.04)   $     (0.03)   $     (0.05)   $      (0.02)
  From net realized gain on investments and foreign
     currency transactions                                       --             --             --          (0.22)          (0.31)
  In excess of net realized gain on investments
    and foreign currency transactions                            --             --          (0.01)         (0.13)             --
                                                        -----------     ----------    -----------    -----------    ------------
        Total distributions declared to shareholders    $     (0.00)+++ $    (0.04)   $     (0.04)   $     (0.40)   $      (0.33)
                                                        -----------     ----------    -----------    -----------    ------------
Net asset value -- end of period                        $     10.86     $     8.50    $      9.69    $     10.80    $      12.04
                                                        -----------     ----------    -----------    -----------    ------------
Total return                                                  27.84%        (11.89)%        (9.95)%        (7.09)%         23.83%++
Ratios (to average net assets)/Supplemental data~:
  Expenses##                                                   1.15%          1.15%          1.16%          1.19%           1.31%+
  Net investment income                                        0.63%          0.54%          0.44%          0.78%           0.37%+
Portfolio turnover                                               48%           148%            71%           101%             68%
Net assets at end of period (000 Omitted)               $    18,212     $    7,364    $     5,623    $     4,669    $      1,651

~ MFS has contractually agreed, subject to reimbursement, to bear a portion of the series' "Other Expenses", which are defined as the series' operating expenses, exclusive of management and certain other fees and expenses, such that Other Expenses do not exceed 0.15% annually. This arrangement is effected by MFS bearing all of the series' Other Expenses during the series' fiscal year and the series paying MFS an expense reimburement fee not greater than 0.15% of average daily net assets for the Initial Class shares. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. On May 1, 2003, the series' expense reimbursement agreement expired and was replaced with a new agreement under the same terms. The new agreement will terminate on the earlier of May 1, 2004 or such date as all expenses previously borne by MFS under the agreement have been paid by the series. Prior to May 1, 2000, the reimbursement fee was not greater than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

  Net investment loss                                   $     (0.01)    $    (0.04)   $     (0.06)   $     (0.09)   $      (0.18)
  Ratios (to average net assets):
     Expenses##                                                1.94%          2.10%          2.22%          2.78%           4.39%+
     Net investment loss                                      (0.16)%        (0.41)%        (0.62)%        (0.81)%         (2.71)%+

----------
* For the period from the commencement of the series' investment operations, May 3, 1999, through December 31, 1999.
+    Annualized.
++   Not annualized.
+++  Per share amount was less than $(0.01).
#    Per share data are based on average shares outstanding.
##   Ratios do not reflect reductions from fees paid indirectly.

5.   HIGH INCOME SERIES--INITIAL CLASS

                                                                                 YEAR ENDED DECEMBER 31,
                                                        -----------------------------------------------------------------------
                                                            2003           2002           2001           2000           1999
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period                  $      8.81    $      9.22    $      9.84    $     11.49    $     11.53
                                                        -----------    -----------    -----------    -----------    -----------
Income from investment operations#~~ --
  Net investment income~                                $      0.68    $      0.73    $      0.90    $      1.05    $      1.03
  Net realized and unrealized gain (loss)
    on investments and foreign currency                        0.87          (0.50)         (0.68)         (1.75)         (0.28)
                                                        -----------    -----------    -----------    -----------    -----------
        Total from investment operations                $      1.55    $      0.23    $      0.22    $     (0.70)   $      0.75
                                                        -----------    -----------    -----------    -----------    -----------
Less distributions declared to shareholders from net
  investment income                                     $     (0.39)   $     (0.64)   $     (0.84)   $     (0.95)   $     (0.79)
                                                        -----------    -----------    -----------    -----------    -----------
Net asset value -- end of period                        $      9.97    $      8.81    $      9.22    $      9.84    $     11.49
                                                        -----------    -----------    -----------    -----------    -----------
Total return                                                  17.96%          2.56%          2.07%         (6.67)%         6.44%
Ratios (to average net assets)/Supplemental data~:
  Expenses##                                                   0.90%          0.90%          0.91%          0.95%          1.01%
  Net investment income~~                                      7.23%          8.32%          9.53%          9.79%          8.95%
Portfolio turnover                                               82%            68%            64%            70%            76%
Net assets at end of period (000 Omitted)               $   319,317    $   120,711    $    84,515    $    62,113    $    58,596

~ MFS has contractually agreed, subject to reimbursement, to bear a portion of the series "Other Expenses", which are defined as the series' operating expenses, exclusive of management fees, such that Other Expenses do not exceed 0.15% annually. This arrangement is effected by MFS bearing all of the series' "Other Expenses" during the series' fiscal year and the series paying MFS an expense reimbursement fee not greater than 0.15% of average daily net assets for Initial Class. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. This agreement will terminate on the earlier of December 31, 2004 or such date as all expenses previously borne by MFS under the agreement have been paid by the series. Prior to May 1, 2000 this fee was not greater than 0.25% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:

  Net investment income~~                                 $      0.68    $      0.73    $      0.89    $      1.05    $      1.03
  Ratios (to average net assets):
     Expenses##                                                  0.89%          0.88%          1.01%          0.99%          0.97%
     Net investment income~~                                     7.24%          8.34%          9.43%          9.75%          8.99%

----------
~~ As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.04%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
#    Per share data are based on average shares outstanding.
##   Ratios do not reflect reductions from fees paid indirectly.

6.   INVESTORS GROWTH STOCK SERIES--INITIAL CLASS

                                                                            YEAR ENDED DECEMBER 31,                 PERIOD ENDED
                                                        --------------------------------------------------------    DECEMBER 31,
                                                           2003           2002            2001           2000           1999*
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout the period):
Net asset value -- beginning of period                  $     7.08     $     9.77     $     13.00    $     13.95    $      10.00
                                                        ----------     ----------     -----------    -----------    ------------
Income (loss) from investment operations# --
  Net investment income (loss)~                         $     0.00+++  $    (0.00)+++ $      0.01    $      0.04    $       0.06
  Net realized and unrealized gain (loss)
    on investments and foreign currency                       1.63          (2.69)          (3.14)         (0.89)           3.94
                                                        ----------     ----------     -----------    -----------    ------------
        Total from investment operations                $     1.63     $    (2.69)    $     (3.13)   $     (0.85)   $       4.00
                                                        ----------     ----------     -----------    -----------    ------------
Less distributions declared to shareholders --
  From net investment income                            $       --     $       --     $     (0.01)   $        --    $      (0.02)
  From net realized gain on investments and foreign
     currency transactions                                      --             --              --          (0.06)          (0.03)
  In excess of net investment income                            --             --              --             --           (0.00)+++
  In excess of net realized gain on investments
    and foreign currency transactions                           --             --           (0.09)         (0.04)             --
                                                        ----------     ----------     -----------    -----------    ------------
        Total distributions declared to shareholders    $       --     $       --     $     (0.10)   $     (0.10)   $      (0.05)
                                                        ----------     ----------     -----------    -----------    ------------
Net asset value -- end of period                        $     8.71     $     7.08     $      9.77    $     13.00    $      13.95
                                                        ----------     ----------     -----------    -----------    ------------
Total return                                                 23.02%        (27.53) %       (24.14)%        (6.17)%         40.01%++
Ratios (to average net assets)/Supplemental data~:
  Expenses##                                                  0.88%          0.88%           0.92%          0.93%           1.01%+
  Net investment income (loss)                                0.04%         (0.03) %         0.07%          0.28%           0.71%+
Portfolio turnover                                             253%           214%            265%           248%             73%
Net assets at end of period (000 Omitted)               $  199,674     $  120,593     $   147,280    $    97,766    $     18,889

~ Subject to reimbursement by the series, the investment adviser contractually agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series paid the investment adviser a reimbursement fee not greater than 0.15% of the average daily net assets. This agreement terminated on June 30, 2001. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

  Net investment income                                           --             --     $      0.01    $      0.04    $       0.02
  Ratios (to average net assets):
     Expenses##                                                   --             --            0.91%          0.94%           1.47%+
     Net investment income                                        --             --            0.08%          0.27%           0.25%+

----------
* For the period from the commencement of the series' investment operations, May 3, 1999, through December 31, 1999.
+    Annualized.
++   Not annualized.
+++  Per share amount was less than $0.01.
#    Per share data are based on average shares outstanding.
##   Ratios do not reflect reductions from fees paid indirectly.

7.   INVESTORS TRUST SERIES--INITIAL CLASS

                                                                                 YEAR ENDED DECEMBER 31,
                                                        -----------------------------------------------------------------------
                                                            2003           2002           2001           2000           1999
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period                  $     13.47    $     17.12    $     21.00    $     21.31    $     20.11
                                                        -----------    -----------    -----------    -----------    -----------
Income from investment operations# --
  Net investment income                                 $      0.11    $      0.09    $      0.10    $      0.12    $      0.12
  Net realized and unrealized gain (loss) on
    investments and foreign currency                           2.86          (3.66)         (3.40)         (0.16)          1.22
                                                        -----------    -----------    -----------    -----------    -----------
        Total from investment operations                $      2.97    $     (3.57)   $     (3.30)   $     (0.04)   $      1.34
                                                        -----------    -----------    -----------    -----------    -----------
Less distributions declared to shareholders --
  From net investment income                            $     (0.10)   $     (0.08)   $     (0.09)   $     (0.10)   $     (0.06)
  From net realized gain on investments and foreign
     currency transactions                                       --             --          (0.35)         (0.17)         (0.08)
  In excess of net realized gain on investments and
     foreign currency transactions                               --             --          (0.14)            --             --
                                                        -----------    -----------    -----------    -----------    -----------
        Total distributions declared to shareholders    $     (0.10)   $     (0.08)   $     (0.58)   $     (0.27)   $     (0.14)
                                                        -----------    -----------    -----------    -----------    -----------
Net asset value -- end of period                        $     16.34    $     13.47    $     17.12    $     21.00    $     21.31
                                                        -----------    -----------    -----------    -----------    -----------
Total return                                                  22.15%        (20.96)%       (15.95)%        (0.15)%         6.69%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                   0.87%          0.88%          0.90%          0.87%          0.88%
  Net investment income                                        0.78%          0.62%          0.54%          0.58%          0.56%
Portfolio turnover                                               88%            71%            84%            71%            72%
Net assets at end of period (000 Omitted)               $   481,914    $   378,720    $   502,723    $   492,481    $   390,762

----------
#    Per share data are based on average shares outstanding.
##   Ratios do not reflect reductions from fees paid indirectly.

8.   MID CAP GROWTH SERIES--INITIAL CLASS

                                                                         YEAR ENDED DECEMBER 31,             PERIOD ENDED
                                                                -----------------------------------------    DECEMBER 31,
                                                                    2003           2002           2001           2000*
-------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period                          $      4.51    $      7.94    $      9.74    $      10.00
                                                                -----------    -----------    -----------    ------------
Income from investment operations# --
  Net investment income (loss)~                                 $     (0.02)   $     (0.02)   $     (0.02)   $       0.03
  Net realized and unrealized gain (loss) on
    investments and foreign currency                                   1.69          (3.41)         (1.68)          (0.29)
                                                                -----------    -----------    -----------    ------------
        Total from investment operations                        $      1.67    $     (3.43)   $     (1.70)   $      (0.26)
                                                                -----------    -----------    -----------    ------------
Less distributions declared to shareholders --
  From net investment income                                    $        --    $        --    $      0.00+++ $         --
  From net realized gain on investments and foreign
     currency transactions                                               --             --          (0.05)             --
  In excess of net investment income                                     --             --           0.00+++           --
  In excess of net realized gain on investments
    and foreign currency transactions                                    --             --          (0.05)             --
                                                                -----------    -----------    -----------    ------------
        Total distributions declared to shareholders            $        --    $        --    $     (0.10)   $         --
                                                                -----------    -----------    -----------    ------------
Net asset value -- end of period                                $      6.18    $      4.51    $      7.94    $       9.74
                                                                -----------    -----------    -----------    ------------
Total return                                                          37.03%        (43.20)%       (17.55)%         (2.60)%++
Ratios (to average net assets)/Supplemental data~:
  Expenses##                                                           0.89%          0.90%          0.91%           0.91%+
  Net investment income (loss)                                        (0.45)%        (0.34)%        (0.20)%          0.45%+
Portfolio turnover                                                       86%           144%           105%             84%
Net assets at end of period (000 Omitted)                       $   165,102    $    56,909    $    48,453    $      5,440

~ Subject to reimbursement by the series, the investment adviser contractually agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fee. Prior to May 1, 2003, the series paid the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. Effective May 1, 2003, the series is no longer subject to reimbursement. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

  Net investment loss                                             $     (0.03)   $     (0.02)   $     (0.02)   $      (0.05)
  Ratios (to average net assets):
     Expenses##                                                          0.91%          0.91%          0.96%           2.21%+
     Net investment loss                                                (0.47)%        (0.35)%        (0.25)%         (0.85)%+

----------
* For the period from the commencement of the series' investment operations, April 28, 2000, through December 31, 2000.
+    Annualized.
++   Not annualized.
+++  Per share amount was less than $0.01.
#    Per share data are based on average shares outstanding.
##   Ratios do not reflect reductions from fees paid indirectly.

9.   MONEY MARKET SERIES--INITIAL CLASS

                                                                                 YEAR ENDED DECEMBER 31,
                                                        -----------------------------------------------------------------------
                                                            2003           2002           2001           2000           1999
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period                  $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                                        -----------    -----------    -----------    -----------    -----------
Income from investment operations# --
  Net investment income~                                $      0.01    $      0.01    $      0.04    $      0.06    $      0.05
                                                        -----------    -----------    -----------    -----------    -----------
Less distributions declared to shareholders from net
  investment income                                     $     (0.01)   $     (0.01)   $     (0.04)   $     (0.06)   $     (0.05)
                                                        -----------    -----------    -----------    -----------    -----------
Net asset value -- end of period                        $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                                        -----------    -----------    -----------    -----------    -----------
Total return                                                   0.61%          1.31%          3.72%          5.93%          4.59%
Ratios (to average net assets)/Supplemental data~:
  Expenses##                                                   0.60%          0.60%          0.61%          0.62%          0.61%
  Net investment income                                        0.64%          1.30%          3.50%          5.76%          4.52%
Net assets at end of period (000 Omitted)               $     5,256    $    17,006    $    20,706    $    11,214    $    11,426

~ MFS has contractually agreed, subject to reimbursement, to bear a portion of the series "Other Expenses", which are defined as the series' operating expenses, exclusive of management fees, such that Other Expenses do not exceed 0.10% annually. This arrangement is effected by MFS bearing all of the series' "Other Expenses" during the series' fiscal year and the series paying MFS an expense reimbursement fee not greater than 0.10% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFSin prior years. This agreement will terminate on the earlier of December 31, 2004 or such date as all expenses previously borne by MFS under the agreement have been paid by the series. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

  Net investment income                                   $      0.00+++ $      0.01    $      0.03    $      0.05    $      0.04
  Ratios (to average net assets):
     Expenses##                                                  0.99%          0.79%          0.85%          0.99%          0.88%
     Net investment income                                       0.25%          1.11%          3.26%          5.39%          4.25%

----------
+++  Per share amount was less than $0.01.
#    Per share data are based on average shares outstanding.
##   Ratios do not reflect expense reductions from fees paid indirectly.

10.  NEW DISCOVERY SERIES--INITIAL CLASS

                                                                               YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------------------
                                                        2003            2002            2001            2000            1999
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period               $     10.44     $     15.27     $     16.61     $     17.27     $     10.22
                                                     -----------     -----------     -----------     -----------     -----------
Income (loss) from investment operations# --
  Net investment loss~                               $     (0.08)    $     (0.07)    $     (0.09)    $     (0.08)    $     (0.09)
  Net realized and unrealized gain (loss) on
     investments and foreign currency                       3.60           (4.76)          (0.74)          (0.26)           7.53
                                                     -----------     -----------     -----------     -----------     -----------
        Total from investment operations             $      3.52     $     (4.83)    $     (0.83)    $     (0.34)    $      7.44
                                                     -----------     -----------     -----------     -----------     -----------
Less distributions declared to shareholders --
  From net realized gain on investments and
     foreign currency transactions                   $        --      $       --     $     (0.35)    $     (0.32)    $     (0.39)
  In excess of net realized gain on investments
     and foreign currency transactions                        --              --           (0.16)             --              --
                                                     -----------     -----------     -----------     -----------     -----------
        Total distributions declared to
           shareholders                              $        --     $        --     $     (0.51)    $     (0.32)    $     (0.39)
                                                     -----------     -----------     -----------     -----------     -----------
Net asset value -- end of period                     $     13.96     $     10.44     $     15.27     $     16.61     $     17.27
                                                     -----------     -----------     -----------     -----------     -----------
Total return                                               33.72%         (31.63)%         (5.03)%         (1.99)%         73.41%
Ratios (to average net assets)/Supplemental data~:
  Expenses##                                                1.04%           1.05%           1.06%           1.08%           1.17%
  Net investment loss                                      (0.62)%         (0.56)%         (0.61)%         (0.48)%         (0.72)%
Portfolio turnover                                            88%             90%             63%             65%            185%
Net assets at end of period (000 Omitted)            $   290,364     $   157,863     $   194,098     $   145,113     $    18,115

~ From May 1, 2000 through April 30, 2003, subject to reimbursement of the series, the investment adviser agreed to maintain expenses of the series exclusive of management fees, at not greater than 0.15% of the average daily net assets. Prior to May 1, 2000, this fee was not greater than 0.25% of the average daily net assets. Effective May 1, 2003, the series is no longer subject to reimbursement. To the extent actual expenses were over/under this limitation, the net investment loss per share and the ratios would have been:

  Net investment loss                                $     (0.08)*   $     (0.07)*   $     (0.09)    $     (0.09)    $     (0.25)
  Ratios (to average net assets):
      Expenses##                                            1.04%*          1.05%*          1.09%           1.11%           2.49%
      Net investment loss                                  (0.62)%*        (0.56)%*        (0.64)%         (0.51)%         (2.04)%

----------
* Reimbursement per share amount and ratios were less than $0.01 and 0.01%, respectively.
#    Per share data are based on average shares outstanding.
##   Ratios do not reflect reductions from fees paid indirectly.

11.  RESEARCH SERIES--INITIAL CLASS

                                                                               YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------------------
                                                        2003            2002            2001            2000            1999
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period               $     10.78     $     14.32     $     20.80     $     23.34     $     19.05
                                                     -----------     -----------     -----------     -----------     -----------
Income from investment operations# --
  Net investment income                              $      0.10     $      0.06     $      0.03     $      0.01     $      0.02
  Net realized and unrealized gain (loss) on
     investments and foreign currency                       2.55           (3.57)          (4.15)          (1.00)           4.52
                                                     -----------     -----------     -----------     -----------     -----------
        Total from investment operations             $      2.65     $     (3.51)    $     (4.12)    $     (0.99)    $      4.54
                                                     -----------     -----------     -----------     -----------     -----------
Less distributions declared to shareholders --
  From net investment income                         $     (0.08)    $     (0.03)    $     (0.00)*   $     (0.01)    $     (0.04)
  From net realized gain on investments and
     foreign currency transactions                            --              --           (2.32)          (1.54)          (0.21)
  In excess of net realized gain on investments
     and foreign currency transactions                        --              --           (0.04)             --              --
                                                     -----------     -----------     -----------     -----------     -----------
        Total distributions declared to
           shareholders                              $     (0.08)    $     (0.03)    $     (2.36)    $     (1.55)    $     (0.25)
                                                     -----------     -----------     -----------     -----------     -----------
Net asset value -- end of period                     $     13.35     $     10.78     $     14.32     $     20.80     $     23.34
                                                     -----------     -----------     -----------     -----------     -----------
Total return                                               24.71%^        (24.54)%        (21.25)%         (4.85)%         24.05%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                0.88%           0.87%           0.89%           0.85%           0.86%
  Net investment income                                     0.83%           0.52%           0.20%           0.05%           0.08%
Portfolio turnover                                           124%             98%             99%             93%             91%
Net assets at end of period (000 Omitted)            $   352,464     $   488,917     $   808,889     $ 1,083,760     $   883,578

----------
*    Per share amount was less than $0.01.
#    Per share data are based on average shares outstanding.
##   Ratios do not reflect reductions from fees paid indirectly.
^ The series' total return calculation includes proceeds received on March 26, 2003 from a non-recurring litigation settlement recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.02 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the series' ending net asset value per share, total return for the year ended December 31, 2003 would have been 24.49%.

12.  STRATEGIC INCOME SERIES--INITIAL CLASS

                                                                               YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------------------
                                                        2003            2002            2001            2000            1999
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period               $     10.53     $     10.09     $     10.01     $     10.03     $     10.88
                                                     -----------     -----------     -----------     -----------     -----------
Income from investment operations# --
  Net investment income~~                            $      0.55     $      0.50     $      0.50     $      0.61     $      0.54
                                                     -----------     -----------     -----------     -----------     -----------
  Net realized and unrealized gain (loss) on
     investments and foreign currency                       0.51            0.32           (0.04)          (0.15)          (0.80)
                                                     -----------     -----------     -----------     -----------     -----------
        Total from investment operations             $      1.06     $      0.82     $      0.46     $      0.46     $     (0.26)
                                                     -----------     -----------     -----------     -----------     -----------
Less distributions declared to shareholders from
  net investment income                              $     (0.57)    $     (0.38)    $     (0.38)    $     (0.48)    $     (0.59)
                                                     -----------     -----------     -----------     -----------     -----------
Net asset value -- end of period                     $     11.02     $     10.53     $     10.09     $     10.01     $     10.03
                                                     -----------     -----------     -----------     -----------     -----------
Total return                                               10.38%           8.40%           4.75%           4.90%          (2.50)%
Ratios (to average net assets)/Supplemental data~:
  Expenses##                                                0.90%           0.90%           0.92%           0.96%           1.01%
  Net investment income~~                                   5.16%           4.85%           4.99%           6.21%           5.19%
Portfolio turnover                                           146%            249%            171%             93%            128%
Net assets at end of period (000 Omitted)            $    35,888     $    37,505     $    47,484     $    50,782     $    45,061

~ MFS has contractually agreed, subject to reimbursement, to bear a portion of the series "Other Expenses", which are defined as the series' operating expenses, exclusive of management and certain other fees and expenses, such that Other Expenses do not exceed 0.15% annually. This arrangement is effected by MFS bearing all of the series' Other Expenses during the series' fiscal year and the series paying MFS an expense reimbursement fee not greater than 0.15% of average daily net assets for Initial Class. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. This agreement will terminate on the earlier of December 31, 2004 or such date as all expenses previously borne by MFS under the agreement have been paid by the series. Prior to May 1, 2000, the series paid the investment adviser a reimbursement fee not greater than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

  Net investment income~~                           $       0.53     $      0.48     $      0.48     $      0.60     $      0.54
  Ratios (to average net assets):
     Expenses##                                             1.11%           1.10%           1.12%           1.09%           1.05%
     Net investment income~~                                4.95%           4.65%           4.79%           6.08%           5.15%

----------
#    Per share data are based on average shares outstanding.
##   Ratios do not reflect reductions from fees paid indirectly.
~~ As required, effective January 1, 2001 the series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets by 0.18%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

13.  TOTAL RETURN SERIES--INITIAL CLASS

                                                                               YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------------------
                                                        2003            2002            2001            2000            1999
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period               $     17.14     $     18.60     $     19.59     $     17.75     $     18.12
                                                     -----------     -----------     -----------     -----------     -----------
Income from investment operations#~~ --
  Net investment income                              $      0.38     $      0.45     $      0.51     $      0.61     $      0.53
  Net realized and unrealized gain (loss) on
     investments and foreign currency                       2.37           (1.37)          (0.46)           2.10            0.05
                                                     -----------     -----------     -----------     -----------     -----------
        Total from investment operations             $      2.75     $     (0.92)    $      0.05     $      2.71     $      0.58
                                                     -----------     -----------     -----------     -----------     -----------
Less distributions declared to shareholders --
  From net investment income                         $     (0.31)    $     (0.30)    $     (0.42)    $     (0.44)    $     (0.33)
  From net realized gain on investments and
     foreign currency transactions                            --           (0.24)          (0.62)          (0.43)          (0.62)
                                                     -----------     -----------     -----------     -----------     -----------
        Total distributions declared to
           shareholders                              $     (0.31)    $     (0.54)    $     (1.04)    $     (0.87)    $     (0.95)
                                                     -----------     -----------     -----------     -----------     -----------
Net asset value -- end of period                     $     19.58     $     17.14     $     18.60     $     19.59     $     17.75
                                                     -----------     -----------     -----------     -----------     -----------
Total return                                               16.32%          (5.17)%          0.25%          16.02%           3.08%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                0.84%           0.86%           0.89%           0.90%           0.90%
  Net investment income~~                                   2.14%           2.58%           2.75%           3.40%           2.97%
Portfolio turnover                                            53%             73%             98%             76%            112%
Net assets at end of period (000 Omitted)            $ 1,790,999     $ 1,036,038     $   684,964     $   351,870     $   256,128

----------
#    Per share data are based on average shares outstanding.
##   Ratios do not reflect reductions from fees paid indirectly.
~~ As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.07%. Per share, ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

14.  UTILITIES SERIES--INITIAL CLASS

                                                                               YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------------------
                                                        2003            2002            2001            2000            1999
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period               $     12.03     $     15.94     $     23.57     $     24.16     $     19.82
                                                     -----------     -----------     -----------     -----------     -----------
Income from investment operations#~~ --
  Net investment income~                             $      0.29     $      0.31     $      0.39     $      0.94     $      0.38
  Net realized and unrealized gain (loss) on
     investments and foreign currency                       3.95           (3.88)          (5.53)           0.66            5.40
                                                     -----------     -----------     -----------     -----------     -----------
        Total from investment operations             $      4.24     $     (3.57)    $     (5.14)    $      1.60     $      5.78
                                                     -----------     -----------     -----------     -----------     -----------
Less distributions declared to shareholders --
  From net investment income                         $     (0.32)    $     (0.34)    $     (0.69)    $     (0.26)    $     (0.24)
  From net realized gain on investments and
     foreign currency transactions                            --              --           (1.76)          (1.93)          (1.20)
  In excess of net realized gain on investments
     and foreign currency transactions                        --              --           (0.04)             --              --
                                                     -----------     -----------     -----------     -----------     -----------
        Total distributions declared to
           shareholders                              $     (0.32)    $     (0.34)    $     (2.49)    $     (2.19)    $     (1.44)
                                                     -----------     -----------     -----------     -----------     -----------
Net asset value -- end of period                     $     15.95     $     12.03     $     15.94     $     23.57     $     24.16
                                                     -----------     -----------     -----------     -----------     -----------
Total return                                               35.89%         (22.76)%        (24.20)%          7.07%          30.81%
Ratios (to average net assets)/Supplemental
  data~:
  Expenses##                                                0.92%           0.94%           0.93%           0.90%           1.01%
  Net investment income~~                                   2.11%           2.38%           2.03%           3.95%           1.88%
Portfolio turnover                                           134%            102%            102%            111%            134%
Net assets at end of period (000 Omitted)            $   243,275     $   170,032     $   260,749     $   308,386     $   182,969

~ Subject to reimbursement by the series, the investment adviser contractually agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.25% of average daily net assets for the period indicated. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:

  Net investment income                                       --              --              --              --     $      0.40
  Ratios (to average net assets):
     Expenses##                                               --              --              --              --            0.94%
     Net investment income                                    --              --              --              --            1.95%

----------
#    Per share data are based on average shares outstanding.
##   Ratios do not reflect reductions from fees paid indirectly.
~~ As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.03%. Per share, ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

15.  VALUE SERIES--INITIAL CLASS

                                                                                   YEAR ENDED         PERIOD ENDED
                                                                               DECEMBER 31, 2003   DECEMBER 31,  2002*
---------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                            $    8.63           $    10.00
                                                                                  ---------           ----------
Income from investment operations# --
  Net investment income~                                                          $    0.14           $     0.16
  Net realized and unrealized gain (loss) on investments and foreign currency          2.01                (1.53)
                                                                                  ---------           ----------
        Total from investment operations                                          $    2.15           $    (1.37)
                                                                                  ---------           ----------
Less distributions declared to shareholders from net investment income            $   (0.02)          $       --
                                                                                  ---------           ----------
Net asset value -- end of period                                                  $   10.76           $     8.63
                                                                                  ---------           ----------
Total return                                                                          24.96%              (13.70)%++
Ratios (to average net assets)/Supplemental data~:
  Expenses##                                                                           0.90%                0.90%+
  Net investment income                                                                1.45%                1.89%+
Portfolio turnover                                                                       48%                 102%
Net assets at end of period (000 Omitted)                                         $  36,981           $    5,497

~ MFS has contractually agreed, subject to reimbursement, to bear a portion of the series' "Other Expenses", which are defined as the series' fiscal year and the series paying MFS an expense reimbursement fee not greater than 0.15% of average daily net assets for the Initial Class. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. This agreement will terminate on the earlier of December 31, 2004 or such date as all expenses previously borne by MFS under the agreement have been paid by the series. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:

  Net investment income (loss)                                                 $    0.11           $    (0.01)
  Ratios (to average net assets):
     Expenses##                                                                     1.18%                2.94%+
     Net investment income (loss)                                                   1.17%               (1.15)%+

----------
* For the period from the commencement of the series' investment operations, January 2, 2002, through December 31, 2002.
+    Annualized.
++   Not annualized.
#    Per share data are based on average shares outstanding.
##   Ratios do not reflect reductions from fees paid indirectly.

APPENDIX A                                                  RESEARCH BOND SERIES


-    INVESTMENT TECHNIQUES AND PRACTICES


In pursuing its investment objective and investment policies, the Research Bond Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (/ /) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.


INVESTMENT TECHNIQUES/PRACTICES

SYMBOLS                /X/ SERIES USES, OR CURRENTLY
                           ANTICIPATES USING

                       / / PERMITTED, BUT SERIES DOES NOT
                           CURRENTLY ANTICIPATE USING

DEBT SECURITIES
 ASSET-BACKED SECURITIES
  Collateralized Mortgage Obligations and Multiclass
    Pass-Through Securities                                                  /X/
  Corporate Asset-Backed Securities                                          /X/
  Mortgage Pass-Through Securities                                           /X/
  Stripped Mortgage-Backed Securities                                        /X/
 Corporate Securities                                                        /X/
 Loans and Other Direct Indebtedness                                         /X/
 Lower Rated Bonds                                                           /X/
 Municipal Bonds                                                             /X/
 U.S. Government Securities                                                  /X/
 Variable and Floating Rate Obligations                                      /X/
 Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds                    /X/
Equity Securities                                                            /X/
FOREIGN SECURITIES EXPOSURE
 Brady Bonds                                                                 /X/
 Depositary Receipts                                                         / /
 Dollar-Denominated Foreign Debt Securities                                  /X/
 Emerging Markets                                                            /X/
 Foreign Securities                                                          /X/
Forward Contracts                                                            /X/
Futures Contracts                                                            /X/
Indexed Securities/Structured Products                                       /X/
Inverse Floating Rate Obligations                                            /X/
INVESTMENT IN OTHER INVESTMENT COMPANIES
 Open-End                                                                    /X/
 Closed-End                                                                  /X/
Lending of Portfolio Securities                                              /X/
LEVERAGING TRANSACTIONS
 Bank Borrowings                                                             / /
 Mortgage "Dollar-Roll" Transactions                                         /X/
 Reverse Repurchase Agreements                                               /X/
OPTIONS
 Options on Foreign Currencies                                               /X/
 Options on Futures Contracts                                                /X/
 Options on Securities                                                       /X/
 Options on Stock Indices                                                    /X/
 Reset Options                                                               /X/
 "Yield Curve" Options                                                       /X/
Repurchase Agreements                                                        /X/
Short Sales                                                                  / /
Short Term Instruments                                                       /X/
Swaps and Related Derivative Instruments                                     /X/
Temporary Borrowings                                                         /X/
Temporary Defensive Positions                                                /X/
"When-Issued" Securities                                                     /X/

APPENDIX A                                          CAPITAL OPPORTUNITIES SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

In pursuing its investment objective and investment policies, the Capital Opportunities Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (/ /) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

INVESTMENT TECHNIQUES/PRACTICES

SYMBOLS                /X/ SERIES USES, OR CURRENTLY
                           ANTICIPATES USING

                       / / PERMITTED, BUT SERIES DOES NOT
                           CURRENTLY ANTICIPATE USING

DEBT SECURITIES
 ASSET-BACKED SECURITIES
  Collateralized Mortgage Obligations and Multiclass
    Pass-Through Securities                                                  / /
  Corporate Asset-Backed Securities                                          / /
  Mortgage Pass-Through Securities                                           / /
  Stripped Mortgage-Backed Securities                                        / /
 Corporate Securities                                                        /X/
 Loans and Other Direct Indebtedness                                         / /
 Lower Rated Bonds                                                           /X/
 Municipal Bonds                                                             / /
 U.S. Government Securities                                                  /X/
 Variable and Floating Rate Obligations                                      /X/
 Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds                    /X/
Equity Securities                                                            /X/
FOREIGN SECURITIES EXPOSURE
 Brady Bonds                                                                 /X/
 Depositary Receipts                                                         /X/
 Dollar-Denominated Foreign Debt Securities                                  / /
 Emerging Markets                                                            /X/
 Foreign Securities                                                          /X/
Forward Contracts                                                            /X/
Futures Contracts                                                            /X/
Indexed Securities/Structured Products                                       / /
Inverse Floating Rate Obligations                                            / /
INVESTMENT IN OTHER INVESTMENT COMPANIES
 Open-End Funds                                                              /X/
 Closed-End Funds                                                            /X/
Lending of Portfolio Securities                                              /X/
LEVERAGING TRANSACTIONS
 Bank Borrowings                                                             / /
 Mortgage "Dollar-Roll" Transactions                                         /X/
 Reverse Repurchase Agreements                                               / /
OPTIONS
 Options on Foreign Currencies                                               /X/
 Options on Futures Contracts                                                /X/
 Options on Securities                                                       /X/
 Options on Stock Indices                                                    /X/
 Reset Options                                                               / /
 "Yield Curve" Options                                                       / /
Repurchase Agreements                                                        /X/
Short Sales                                                                  /X/
Short Term Instruments                                                       /X/
Swaps and Related Derivative Instruments                                     / /
Temporary Borrowings                                                         /X/
Temporary Defensive Positions                                                /X/
"When-Issued" Securities                                                     /X/

APPENDIX A                                                EMERGING GROWTH SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

In pursuing its investment objective and investment policies, the Emerging Growth Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (/ /) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

INVESTMENT TECHNIQUES/PRACTICES

SYMBOLS                /X/ SERIES USES, OR CURRENTLY
                           ANTICIPATES USING

                       / / PERMITTED, BUT SERIES DOES NOT
                           CURRENTLY ANTICIPATE USING

DEBT SECURITIES
 ASSET-BACKED SECURITIES
  Collateralized Mortgage Obligations and Multiclass
    Pass-Through Securities                                                  / /
  Corporate Asset-Backed Securities                                          / /
  Mortgage Pass-Through Securities                                           / /
  Stripped Mortgage-Backed Securities                                        / /
 Corporate Securities                                                        /X/
 Loans and Other Direct Indebtedness                                         / /
 Lower Rated Bonds                                                           /X/
 Municipal Bonds                                                             / /
 U.S. Government Securities                                                  /X/
 Variable and Floating Rate Obligations                                      /X/
 Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds                    / /
Equity Securities                                                            /X/
FOREIGN SECURITIES EXPOSURE
 Brady Bonds                                                                 / /
 Depositary Receipts                                                         /X/
 Dollar-Denominated Foreign Debt Securities                                  / /
 Emerging Markets                                                            /X/
 Foreign Securities                                                          /X/
Forward Contracts                                                            /X/
Futures Contracts                                                            /X/
Indexed Securities/Structured Products                                       / /
Inverse Floating Rate Obligations                                            / /
INVESTMENT IN OTHER INVESTMENT COMPANIES
 Open-End Funds                                                              /X/
 Closed-End Funds                                                            /X/
Lending of Portfolio Securities                                              /X/
LEVERAGING TRANSACTIONS
 Bank Borrowings                                                             / /
 Mortgage "Dollar-Roll" Transactions                                         /X/
 Reverse Repurchase Agreements                                               / /
OPTIONS
 Options on Foreign Currencies                                               /X/
 Options on Futures Contracts                                                /X/
 Options on Securities                                                       /X/
 Options on Stock Indices                                                    /X/
 Reset Options                                                               / /
 "Yield Curve" Options                                                       / /
Repurchase Agreements                                                        /X/
Short Sales                                                                  /X/
Short Term Instruments                                                       /X/
Swaps and Related Derivative Instruments                                     / /
Temporary Borrowings                                                         /X/
Temporary Defensive Positions                                                /X/
"When-Issued" Securities                                                     /X/

APPENDIX A                                                  GLOBAL EQUITY SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

In pursuing its investment objective and investment policies, the Global Equity Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (/ /) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

INVESTMENT TECHNIQUES/PRACTICES

SYMBOLS                /X/ SERIES USES, OR CURRENTLY
                           ANTICIPATES USING

                       / / PERMITTED, BUT SERIES DOES NOT
                           CURRENTLY ANTICIPATE USING

DEBT SECURITIES
 ASSET-BACKED SECURITIES
  Collateralized Mortgage Obligations and Multiclass
    Pass-Through Securities                                                  / /
  Corporate Asset-Backed Securities                                          / /
  Mortgage Pass-Through Securities                                           / /
  Stripped Mortgage-Backed Securities                                        / /
 Corporate Securities                                                        / /
 Loans and Other Direct Indebtedness                                         / /
 Lower Rated Bonds                                                           / /
 Municipal Bonds                                                             / /
 U.S. Government Securities                                                  /X/
 Variable and Floating Rate Obligations                                      / /
 Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds                    / /
Equity Securities                                                            /X/
FOREIGN SECURITIES EXPOSURE
 Brady Bonds                                                                 / /
 Depositary Receipts                                                         /X/
 Dollar-Denominated Foreign Debt Securities                                  / /
 Emerging Markets                                                            /X/
 Foreign Securities                                                          /X/
Forward Contracts                                                            /X/
Futures Contracts                                                            /X/
Indexed Securities/Structured Products                                       / /
Inverse Floating Rate Obligations                                            / /
INVESTMENT IN OTHER INVESTMENT COMPANIES
 Open-End Funds                                                              /X/
 Closed-End Funds                                                            /X/
Lending of Portfolio Securities                                              /X/
LEVERAGING TRANSACTIONS
 Bank Borrowings                                                             / /
 Mortgage "Dollar-Roll" Transactions                                         /X/
 Reverse Repurchase Agreements                                               / /
OPTIONS
 Options on Foreign Currencies                                               /X/
 Options on Futures Contracts                                                /X/
 Options on Securities                                                       /X/
 Options on Stock Indices                                                    /X/
 Reset Options                                                               / /
 "Yield Curve" Options                                                       / /
Repurchase Agreements                                                        /X/
Short Sales                                                                  /X/
Short Term Instruments                                                       /X/
Swaps and Related Derivative Instruments                                     / /
Temporary Borrowings                                                         /X/
Temporary Defensive Positions                                                /X/
"When-Issued" Securities                                                     /X/

APPENDIX A                                                    HIGH INCOME SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

In pursuing its investment objective and investment policies, the High Income Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (/ /) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

INVESTMENT TECHNIQUES/PRACTICES

SYMBOLS                /X/ SERIES USES, OR CURRENTLY
                           ANTICIPATES USING

                       / / PERMITTED, BUT SERIES DOES NOT
                           CURRENTLY ANTICIPATE USING

DEBT SECURITIES
 Asset-Backed Securities
  Collateralized Mortgage Obligations and Multiclass
    Pass-Through Securities                                                  /X/
  Corporate Asset-Backed Securities                                          /X/
  Mortgage Pass-Through Securities                                           /X/
  Stripped Mortgage-Backed Securities                                        / /
 Corporate Securities                                                        /X/
 Loans and Other Direct Indebtedness                                         /X/
 Lower Rated Bonds                                                           /X/
 Municipal Bonds                                                             / /
 U.S. Government Securities                                                  /X/
 Variable and Floating Rate Obligations                                      /X/
 Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds                    /X/
Equity Securities                                                            /X/
FOREIGN SECURITIES EXPOSURE
 Brady Bonds                                                                 /X/
 Depositary Receipts                                                         / /
 Dollar-Denominated Foreign Debt Securities                                  /X/
 Emerging Markets                                                            /X/
 Foreign Securities                                                          /X/
Forward Contracts                                                            /X/
Futures Contracts                                                            /X/
Indexed Securities/Structured Products                                       /X/
Inverse Floating Rate Obligations                                            / /
INVESTMENT IN OTHER INVESTMENT COMPANIES
 Open-End Funds                                                              /X/
 Closed-End Funds                                                            /X/
Lending of Portfolio Securities                                              /X/
LEVERAGING TRANSACTIONS
 Bank Borrowings                                                             / /
 Mortgage "Dollar-Roll" Transactions                                         /X/
 Reverse Repurchase Agreements                                               / /
OPTIONS
 Options on Foreign Currencies                                               / /
 Options on Futures Contracts                                                / /
 Options on Securities                                                       /X/
 Options on Stock Indices                                                    /X/
 Reset Options                                                               / /
 "Yield Curve" Options                                                       / /
Repurchase Agreements                                                        /X/
Short Sales                                                                  /X/
Short Term Instruments                                                       /X/
Swaps and Related Derivative Instruments                                     /X/
Temporary Borrowings                                                         /X/
Temporary Defensive Positions                                                /X/
"When-Issued" Securities                                                     /X/

APPENDIX A                                         INVESTORS GROWTH STOCK SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

In pursuing its investment objective and investment policies, the Investors Growth Stock Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (/ /) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

INVESTMENT TECHNIQUES/PRACTICES

SYMBOLS                /X/ SERIES USES, OR CURRENTLY
                           ANTICIPATES USING

                       / / PERMITTED, BUT SERIES DOES NOT
                           CURRENTLY ANTICIPATE USING

DEBT SECURITIES
 ASSET-BACKED SECURITIES
  Collateralized Mortgage Obligations and Multiclass
    Pass-Through Securities                                                  / /
  Corporate Asset-Backed Securities                                          / /
  Mortgage Pass-Through Securities                                           / /
  Stripped Mortgage-Backed Securities                                        / /
 Corporate Securities                                                        / /
 Loans and Other Direct Indebtedness                                         / /
 Lower Rated Bonds                                                           / /
 Municipal Bonds                                                             / /
 U.S. Government Securities                                                  /X/
 Variable and Floating Rate Obligations                                      /X/
 Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds                    / /
Equity Securities                                                            /X/
FOREIGN SECURITIES EXPOSURE
 Brady Bonds                                                                 / /
 Depositary Receipts                                                         /X/
 Dollar-Denominated Foreign Debt Securities                                  / /
 Emerging Markets                                                            /X/
 Foreign Securities                                                          /X/
Forward Contracts                                                            /X/
Futures Contracts                                                            /X/
Indexed Securities/Structured Products                                       / /
Inverse Floating Rate Obligations                                            / /
INVESTMENT IN OTHER INVESTMENT COMPANIES
 Open-End Funds                                                              /X/
 Closed-End Funds                                                            /X/
Lending of Portfolio Securities                                              /X/
LEVERAGING TRANSACTIONS
 Bank Borrowings                                                             / /
 Mortgage "Dollar-Roll" Transactions                                         /X/
 Reverse Repurchase Agreements                                               / /
OPTIONS
 Options on Foreign Currencies                                               /X/
 Options on Futures Contracts                                                /X/
 Options on Securities                                                       /X/
 Options on Stock Indices                                                    /X/
 Reset Options                                                               / /
 "Yield Curve" Options                                                       / /
Repurchase Agreements                                                        /X/
Short Sales                                                                  /X/
Short Term Instruments                                                       /X/
Swaps and Related Derivative Instruments                                     / /
Temporary Borrowing                                                          /X/
Temporary Defensive Positions                                                /X/
"When-Issued" Securities                                                     /X/

APPENDIX A                                                INVESTORS TRUST SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

In pursuing its investment objective and investment policies, the Investors Trust Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/ ) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (/ /) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

INVESTMENT TECHNIQUES/PRACTICES

SYMBOLS                /X/ SERIES USES, OR CURRENTLY
                           ANTICIPATES USING

                       / / PERMITTED, BUT SERIES DOES NOT
                           CURRENTLY ANTICIPATE USING

DEBT SECURITIES
 ASSET-BACKED SECURITIES
  Collateralized Mortgage Obligations and Multiclass
    Pass-Through Securities                                                  / /
  Corporate Asset-Backed Securities                                          / /
  Mortgage Pass-Through Securities                                           / /
  Stripped Mortgage-Backed Securities                                        / /
 Corporate Securities                                                        /X/
 Loans and Other Direct Indebtedness                                         / /
 Lower Rated Bonds                                                           / /
 Municipal Bonds                                                             / /
 U.S. Government Securities                                                  /X/
 Variable and Floating Rate Obligations                                      /X/
 Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds                    /X/
Equity Securities                                                            /X/
FOREIGN SECURITIES EXPOSURE
 Brady Bonds                                                                 / /
 Depositary Receipts                                                         /X/
 Dollar-Denominated Foreign Debt Securities                                  / /
 Emerging Markets                                                            /X/
 Foreign Securities                                                          /X/
Forward Contracts                                                            /X/
Futures Contracts                                                            /X/
Indexed Securities/Structured Products                                       / /
Inverse Floating Rate Obligations                                            / /
INVESTMENT IN OTHER INVESTMENT COMPANIES
 Open-End                                                                    /X/
 Closed-End                                                                  /X/
Lending of Portfolio Securities                                              /X/
LEVERAGING TRANSACTIONS
 Bank Borrowings                                                             / /
 Mortgage "Dollar-Roll" Transactions                                         /X/
 Reverse Repurchase Agreements                                               / /
OPTIONS
 Options on Foreign Currencies                                               / /
 Options on Futures Contracts                                                / /
 Options on Securities                                                       / /
 Options on Stock Indices                                                    / /
 Reset Options                                                               / /
 "Yield Curve" Options                                                       / /
Repurchase Agreements                                                        /X/
Short Sales                                                                  /X/
Short Term Instruments                                                       /X/
Swaps and Related Derivative Instruments                                     / /
Temporary Borrowings                                                         /X/
Temporary Defensive Positions                                                /X/
"When-Issued" Securities                                                     /X/

APPENDIX A                                                 MID CAP GROWTH SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

In pursuing its investment objective and investment policies, the Mid Cap Growth Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (/ /) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

INVESTMENT TECHNIQUES/PRACTICES

SYMBOLS                /X/ SERIES USES, OR CURRENTLY
                           ANTICIPATES USING

                       / / PERMITTED, BUT SERIES DOES NOT
                           CURRENTLY ANTICIPATE USING

DEBT SECURITIES
 ASSET-BACKED SECURITIES
  Collateralized Mortgage Obligations and Multiclass
    Pass-Through Securities                                                  / /
  Corporate Asset-Backed Securities                                          / /
  Mortgage Pass-Through Securities                                           / /
  Stripped Mortgage-Backed Securities                                        / /
 Corporate Securities                                                        /X/
 Loans and Other Direct Indebtedness                                         / /
 Lower Rated Bonds                                                           /X/
 Municipal Bonds                                                             / /
 U.S. Government Securities                                                  /X/
 Variable and Floating Rate Obligations                                      /X/
 Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds                    /X/
Equity Securities                                                            /X/
FOREIGN SECURITIES EXPOSURE
 Brady Bonds                                                                 / /
 Depositary Receipts                                                         /X/
 Dollar-Denominated Foreign Debt Securities                                  / /
 Emerging Markets                                                            /X/
 Foreign Securities                                                          /X/
Forward Contracts                                                            /X/
Futures Contracts                                                            /X/
Indexed Securities/Structured Products                                       / /
Inverse Floating Rate Obligations                                            / /
INVESTMENT IN OTHER INVESTMENT COMPANIES
 Open-End                                                                    /X/
 Closed-End                                                                  /X/
Lending of Portfolio Securities                                              /X/
LEVERAGING TRANSACTIONS
 Bank Borrowings                                                             / /
 Mortgage "Dollar-Roll" Transactions                                         / /
 Reverse Repurchase Agreements                                               / /
OPTIONS
 Options on Foreign Currencies                                               /X/
 Options on Futures Contracts                                                /X/
 Options on Securities                                                       /X/
 Options on Stock Indices                                                    /X/
 Reset Options                                                               / /
 "Yield Curve" Options                                                       / /
Repurchase Agreements                                                        /X/
Short Sales                                                                  /X/
Short Term Instruments                                                       /X/
Swaps and Related Derivative Instruments                                     / /
Temporary Borrowings                                                         /X/
Temporary Defensive Positions                                                /X/
"When-Issued" Securities                                                     /X/

APPENDIX A                                                   MONEY MARKET SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

In pursuing its investment objective and investment policies, the Money Market Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective and the rules governing money market funds. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (/ /) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

INVESTMENT TECHNIQUES/PRACTICES

SYMBOLS                /X/ SERIES USES, OR CURRENTLY
                           ANTICIPATES USING

                       / / PERMITTED, BUT SERIES DOES NOT
                           CURRENTLY ANTICIPATE USING

DEBT SECURITIES
 ASSET-BACKED SECURITIES
  Collateralized Mortgage Obligations and Multiclass
    Pass-Through Securities                                                  / /
  Corporate Asset-Backed Securities                                          /X/
  Mortgage Pass-Through Securities                                           / /
  Stripped Mortgage-Backed Securities                                        / /
 Corporate Securities                                                        /X/
 Loans and Other Direct Indebtedness                                         / /
 Lower Rated Bonds                                                           / /
 Municipal Bonds                                                             /X/
 U.S. Government Securities                                                  /X/
 Variable and Floating Rate Obligations                                      /X/
 Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds                    /X/
Equity Securities                                                            / /
FOREIGN SECURITIES EXPOSURE
 Brady Bonds                                                                 / /
 Depositary Receipts                                                         / /
 Dollar-Denominated Foreign Debt Securities                                  /X/
 Emerging Markets                                                            / /
 Foreign Securities                                                          / /
Forward Contracts                                                            / /
Futures Contracts                                                            / /
Indexed Securities/Structured Products                                       / /
Inverse Floating Rate Obligations                                            / /
INVESTMENT IN OTHER INVESTMENT COMPANIES
 Open-End Funds                                                              /X/
 Closed-End Funds                                                            /X/
Lending of Portfolio Securities                                              /X/
LEVERAGING TRANSACTIONS
 Bank Borrowings                                                             / /
 Mortgage "Dollar-Roll" Transactions                                         /X/
 Reverse Repurchase Agreements                                               / /
OPTIONS
 Options on Foreign Currencies                                               / /
 Options on Futures Contracts                                                / /
 Options on Securities                                                       / /
 Options on Stock Indices                                                    / /
 Reset Options                                                               / /
 "Yield Curve" Options                                                       / /
Repurchase Agreements                                                        /X/
Short Sales                                                                  / /
Short Term Instruments                                                       /X/
Swaps and Related Derivative Instruments                                     / /
Temporary Borrowings                                                         /X/
Temporary Defensive Positions                                                /X/
"When-Issued" Securities                                                     / /

APPENDIX A                                                  NEW DISCOVERY SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

In pursuing its investment objective and investment policies, the New Discovery Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (/ /) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

INVESTMENT TECHNIQUES/PRACTICES

SYMBOLS                /X/ SERIES USES, OR CURRENTLY
                           ANTICIPATES USING

                       / / PERMITTED, BUT SERIES DOES NOT
                           CURRENTLY ANTICIPATE USING

DEBT SECURITIES
 ASSET-BACKED SECURITIES
  Collateralized Mortgage Obligations and Multiclass
    Pass-Through Securities                                                  / /
  Corporate Asset-Backed Securities                                          / /
  Mortgage Pass-Through Securities                                           / /
  Stripped Mortgage-Backed Securities                                        / /
 Corporate Securities                                                        /X/
  Loans and Other Direct Indebtedness                                        / /
  Lower Rated Bonds                                                          /X/
  Municipal Bonds                                                            / /
  U.S. Government Securities                                                 /X/
  Variable and Floating Rate Obligations                                     /X/
  Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds                   /X/
Equity Securities                                                            /X/
FOREIGN SECURITIES EXPOSURE
 Brady Bonds                                                                 / /
 Depositary Receipts                                                         /X/
 Dollar-Denominated Foreign Debt Securities                                  /X/
 Emerging Markets                                                            /X/
 Foreign Securities                                                          /X/
Forward Contracts                                                            /X/
Futures Contracts                                                            /X/
Indexed Securities/Structured Products                                       /X/
Inverse Floating Rate Obligations                                            / /
INVESTMENT IN OTHER INVESTMENT COMPANIES
 Open-End                                                                    /X/
 Closed-End                                                                  /X/
Lending of Portfolio Securities                                              /X/
LEVERAGING TRANSACTIONS
 Bank Borrowings                                                             / /
 Mortgage "Dollar-Roll" Transactions                                         /X/
 Reverse Repurchase Agreements                                               / /
OPTIONS
 Options on Foreign Currencies                                               /X/
 Options on Futures Contracts                                                /X/
 Options on Securities                                                       /X/
 Options on Stock Indices                                                    /X/
 Reset Options                                                               /X/
 "Yield Curve" Options                                                       /X/
Repurchase Agreements                                                        /X/
Short Sales                                                                  /X/
Short Term Instruments                                                       /X/
Swaps and Related Derivative Instruments                                     /X/
Temporary Borrowings                                                         /X/
Temporary Defensive Positions                                                /X/
"When-Issued" Securities                                                     /X/

APPENDIX A                                                       RESEARCH SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

In pursuing its investment objective and investment policies, the Research Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (/ /) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

INVESTMENT TECHNIQUES/PRACTICES

SYMBOLS                /X/ SERIES USES, OR CURRENTLY
                           ANTICIPATES USING

                       / / PERMITTED, BUT SERIES DOES NOT
                           CURRENTLY ANTICIPATE USING

DEBT SECURITIES
 ASSET-BACKED SECURITIES
  Collateralized Mortgage Obligations and Multiclass
    Pass-Through Securities                                                  / /
  Corporate Asset-Backed Securities                                          / /
  Mortgage Pass-Through Securities                                           / /
  Stripped Mortgage-Backed Securities                                        / /
 Corporate Securities                                                        /X/
 Loans and Other Direct Indebtedness                                         / /
 Lower Rated Bonds                                                           /X/
 Municipal Bonds                                                             / /
 U.S. Government Securities                                                  /X/
 Variable and Floating Rate Obligations                                      /X/
 Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds                    / /
Equity Securities                                                            /X/
FOREIGN SECURITIES EXPOSURE
 Brady Bonds                                                                 / /
 Depositary Receipts                                                         /X/
 Dollar-Denominated Foreign Debt Securities                                  /X/
 Emerging Markets                                                            /X/
 Foreign Securities                                                          /X/
Forward Contracts                                                            /X/
Futures Contracts                                                            /X/
Indexed Securities/Structured Products                                       /X/
Inverse Floating Rate Obligations                                            / /
INVESTMENT IN OTHER INVESTMENT COMPANIES
 Open-End Funds                                                              /X/
 Closed-End Funds                                                            /X/
Lending of Portfolio Securities                                              /X/
LEVERAGING TRANSACTIONS
 Bank Borrowings                                                             / /
 Mortgage "Dollar-Roll" Transactions                                         /X/
 Reverse Repurchase Agreements                                               / /
OPTIONS
 Options on Foreign Currencies                                               /X/
 Options on Futures Contracts                                                /X/
 Options on Securities                                                       /X/
 Options on Stock Indices                                                    /X/
 Reset Options                                                               / /
 "Yield Curve" Options                                                       / /
Repurchase Agreements                                                        /X/
Short Sales                                                                  /X/
Short Term Instruments                                                       /X/
Swaps and Related Derivative Instruments                                     / /
Temporary Borrowings                                                         /X/
Temporary Defensive Positions                                                /X/
"When-Issued" Securities                                                     /X/

APPENDIX A                                               STRATEGIC INCOME SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

In pursuing its investment objective and investment policies, the Strategic Income Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (/ /) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

INVESTMENT TECHNIQUES/PRACTICES

SYMBOLS                /X/ SERIES USES, OR CURRENTLY
                           ANTICIPATES USING

                       / / PERMITTED, BUT SERIES DOES NOT
                           CURRENTLY ANTICIPATE USING

DEBT SECURITIES
 ASSET-BACKED SECURITIES
  Collateralized Mortgage Obligations and Multiclass
    Pass-Through Securities                                                  /X/
  Corporate Asset-Backed Securities                                          /X/
  Mortgage Pass-Through Securities                                           /X/
  Stripped Mortgage-Backed Securities                                        /X/
 Corporate Securities                                                        /X/
 Loans and Other Direct Indebtedness                                         /X/
 Lower Rated Bonds                                                           /X/
 Municipal Bonds                                                             /X/
 U.S. Government Securities                                                  /X/
 Variable and Floating Rate Obligations                                      /X/
 Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds                    /X/
Equity Securities                                                            /X/
FOREIGN SECURITIES EXPOSURE
 Brady Bonds                                                                 /X/
 Depositary Receipts                                                         /X/
 Dollar-Denominated Foreign Debt Securities                                  /X/
 Emerging Markets
 Foreign Securities                                                          /X/
Forward Contracts                                                            /X/
Futures Contracts                                                            /X/
Indexed Securities/Structured Products                                       /X/
Inverse Floating Rate Obligations                                            /X/
INVESTMENT IN OTHER INVESTMENT COMPANIES
 Open-End Funds                                                              /X/
 Closed-End Funds                                                            /X/
Lending of Portfolio Securities                                              /X/
LEVERAGING TRANSACTIONS
 Bank Borrowings                                                             / /
 Mortgage "Dollar-Roll" Transactions                                         /X/
 Reverse Repurchase Agreements                                               / /
OPTIONS
 Options on Foreign Currencies                                               /X/
 Options on Futures Contracts                                                /X/
 Options on Securities                                                       /X/
 Options on Stock Indices                                                    /X/
 Reset Options                                                               /X/
 "Yield Curve" Options                                                       /X/
Repurchase Agreements                                                        /X/
Short Sales                                                                  /X/
Short Term Instruments                                                       /X/
Swaps and Related Derivative Instruments                                     /X/
Temporary Borrowings                                                         /X/
Temporary Defensive Positions                                                /X/
"When-Issued" Securities                                                     /X/

APPENDIX A                                                   TOTAL RETURN SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

In pursuing its investment objective and investment policies, the Total Return Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (/ /) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

INVESTMENT TECHNIQUES/PRACTICES

SYMBOLS                /X/ SERIES USES, OR CURRENTLY
                           ANTICIPATES USING

                       / / PERMITTED, BUT SERIES DOES NOT
                           CURRENTLY ANTICIPATE USING

DEBT SECURITIES
 ASSET-BACKED SECURITIES
  Collateralized Mortgage Obligations and Multiclass
    Pass-Through Securities                                                  /X/
  Corporate Asset-Backed Securities                                          /X/
  Mortgage Pass-Through Securities                                           /X/
  Stripped Mortgage-Backed Securities                                        /X/
 Corporate Securities                                                        /X/
 Loans and Other Direct Indebtedness                                         /X/
 Lower Rated Bonds                                                           /X/
 Municipal Bonds                                                             /X/
 U.S. Government Securities                                                  /X/
 Variable and Floating Rate Obligations                                      /X/
 Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds                    /X/
Equity Securities                                                            /X/
FOREIGN SECURITIES EXPOSURE
 Brady Bonds                                                                 /X/
 Depositary Receipts                                                         /X/
 Dollar-Denominated Foreign Debt Securities                                  /X/
 Emerging Markets                                                            /X/
 Foreign Securities                                                          /X/
Forward Contracts                                                            /X/
Futures Contracts                                                            /X/
Indexed Securities/Structured Products                                       /X/
Inverse Floating Rate Obligations                                            /X/
INVESTMENT IN OTHER INVESTMENT COMPANIES
 Open-End Funds                                                              /X/
 Closed-End Funds                                                            /X/
Lending of Portfolio Securities                                              /X/
LEVERAGING TRANSACTIONS
 Bank Borrowings                                                             / /
 Mortgage "Dollar-Roll" Transactions                                         /X/
 Reverse Repurchase Agreements                                               / /
OPTIONS
 Options on Foreign Currencies                                               /X/
 Options on Futures Contracts                                                /X/
 Options on Securities                                                       /X/
 Options on Stock Indices                                                    /X/
 Reset Options                                                               /X/
 "Yield Curve" Options                                                       /X/
Repurchase Agreements                                                        /X/
Short Sales                                                                  /X/
Short Term Instruments                                                       /X/
Swaps and Related Derivative Instruments                                     /X/
Temporary Borrowings                                                         /X/
Temporary Defensive Positions                                                /X/
"When-Issued" Securities                                                     /X/

APPENDIX A                                                      UTILITIES SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

In pursuing its investment objective and investment policies, the Utilities Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (/ /) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

INVESTMENT TECHNIQUES/PRACTICES

SYMBOLS                /X/ SERIES USES, OR CURRENTLY
                           ANTICIPATES USING

                       / / PERMITTED, BUT SERIES DOES NOT
                           CURRENTLY ANTICIPATE USING

DEBT SECURITIES
 ASSET-BACKED SECURITIES                                                     /X/
  Collateralized Mortgage Obligations and Multiclass
    Pass-Through Securities                                                  /X/
  Corporate Asset-Backed Securities                                          /X/
  Mortgage Pass-Through Securities                                           /X/
  Stripped Mortgage-Backed Securities                                        / /
 Corporate Securities                                                        /X/
 Loans and Other Direct Indebtedness                                         /X/
 Lower Rated Bonds                                                           /X/
 Municipal Bonds                                                             /X/
 U.S. Government Securities                                                  /X/
 Variable and Floating Rate Obligations                                      /X/
 Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds                    /X/
Equity Securities                                                            /X/
FOREIGN SECURITIES EXPOSURE
 Brady Bonds                                                                 /X/
 Depositary Receipts                                                         /X/
 Dollar-Denominated Foreign Debt Securities                                  /X/
 Emerging Markets                                                            /X/
 Foreign Securities                                                          /X/
Forward Contracts                                                            /X/
Futures Contracts                                                            /X/
Indexed Securities/Structured Products                                       /X/
Inverse Floating Rate Obligations                                            / /
INVESTMENT IN OTHER INVESTMENT COMPANIES
 Open-End                                                                    /X/
 Closed-End                                                                  /X/
Lending of Portfolio Securities                                              /X/
LEVERAGING TRANSACTIONS
 Bank Borrowings                                                             / /
 Mortgage "Dollar-Roll" Transactions                                         /X/
 Reverse Repurchase Agreements                                               / /
OPTIONS
 Options on Foreign Currencies                                               /X/
 Options on Futures Contracts                                                /X/
 Options on Securities                                                       /X/
 Options on Stock Indices                                                    /X/
 Reset Options                                                               / /
 "Yield Curve" Options                                                       / /
Repurchase Agreements                                                        /X/
Short Sales                                                                  /X/
Short Term Instruments                                                       /X/
Swaps and Related Derivative Instruments                                     / /
Temporary Borrowings                                                         /X/
Temporary Defensive Positions                                                /X/
"When-Issued" Securities                                                     /X/

APPENDIX A                                                          VALUE SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

In pursuing its investment objective and investment policies, the Value Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (/ /) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

INVESTMENT TECHNIQUES/PRACTICES

SYMBOLS                /X/ SERIES USES, OR CURRENTLY
                           ANTICIPATES USING

                       / / PERMITTED, BUT SERIES DOES NOT
                           CURRENTLY ANTICIPATE USING

  DEBT SECURITIES
   Asset-Backed Securities                                                   /X/
    Collateralized Mortgage Obligations and Multiclass
      Pass-Through Securities                                                /X/
    Corporate Asset-Backed Securities                                        /X/
    Mortgage Pass-Through Securities                                         /X/
    Stripped Mortgage-Backed Securities                                      /X/
   Corporate Securities                                                      /X/
   Loans and Other Direct Indebtedness                                       /X/
   Lower Rated Bonds                                                         /X/
   Municipal Bonds                                                           /X/
   U.S. Government Securities                                                /X/
   Variable and Floating Rate Obligations                                    /X/
   Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds                  /X/
  Equity Securities                                                          /X/
  FOREIGN SECURITIES EXPOSURE
   Brady Bonds                                                               /X/
   Depositary Receipts                                                       /X/
   Dollar-Denominated Foreign Debt Securities                                /X/
   Emerging Markets                                                          /X/
   Foreign Securities                                                        /X/
  Forward Contracts                                                          /X/
  Futures Contracts                                                          /X/
  Indexed Securities/Structured Products                                     /X/
  Inverse Floating Rate Obligations                                          / /
  INVESTMENT IN OTHER INVESTMENT COMPANIES
   Open-End                                                                  /X/
   Closed-End                                                                /X/
  Lending of Portfolio Securities                                            /X/
  LEVERAGING TRANSACTIONS
   Bank Borrowings                                                           / /
   Mortgage "Dollar-Roll" Transactions                                       /X/
   Reverse Repurchase Agreements                                             / /
  OPTIONS
   Options on Foreign Currencies                                             /X/
   Options on Futures Contracts                                              /X/
   Options on Securities                                                     /X/
   Options on Stock Indices                                                  /X/
   Reset Options                                                             /X/
  "Yield Curve" Options                                                      /X/
  Repurchase Agreements                                                      /X/
  Short Sales                                                                /X/
  Short Term Instruments                                                     /X/
  Swaps and Related Derivative Instruments                                   /X/
  Temporary Borrowings                                                       /X/
  Temporary Defensive Positions                                              /X/
  "When-Issued" Securities                                                   /X/

MFS(R) VARIABLE INSURANCE TRUST(SM)


SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES. The Board of Trustees of the MFS funds has adopted procedures by which shareholders may send communications to the Board, Shareholders may mail written communications to the Board to the attention of the Board of Trustees, MFS Variable Insurance Trust--[name of series], c/o Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116, Attention: Frank Tarantino, Independent Chief Compliance Officer of the series. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS fund to which they relate and (iii) identify the class and number of shares held by the shareholder.

YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE FUNDS, AND MAKE INQUIRIES ABOUT THE FUNDS, BY CONTACTING:

      MFS Service Center, Inc.
      500 Boylston Street
      Boston, MA 02116
      Telephone: 1-800-343-2829 x3500
      Internet: mfs.com

ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the series' actual investments. Annual reports discuss the effect of recent market conditions and the series' investment strategy on the series' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated May 1, 2005, provides more detailed information about the trust and its series and is incorporated into this prospectus by reference.


Information about the trust and its series (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

      Public Reference Room
      Securities and Exchange Commission
      Washington, D.C., 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the trust and its series are available on the EDGAR Databases on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

      The trust's Investment Company Act file number is 811-8326


                                                   MSG 11/98 224M 90/290/390/890

[MFS(R) INVESTMENT MANAGEMENT LOGO]

MFS(R) VARIABLE INSURANCE TRUST(SM)                                   PROSPECTUS


MAY 1, 2005                                                        SERVICE CLASS


This Prospectus describes the 14 series of the MFS Variable Insurance Trust (referred to as the trust), each of which offers Service Class shares.

 1. MFS RESEARCH BOND SERIES (formerly MFS Bond Series) seeks total return (high current income and long-term growth of capital) (referred to as the Research Bond Series).

 2. MFS CAPITAL OPPORTUNITIES SERIES seeks capital appreciation (referred to as the Capital Opportunities Series).
 3. MFS EMERGING GROWTH SERIES seeks to provide long-term growth of capital (referred to as the Emerging Growth Series).
 4. MFS GLOBAL EQUITY SERIES seeks capital appreciation (referred to as the Global Equity Series).
 5. MFS HIGH INCOME SERIES seeks high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features (referred to as the High Income Series).
 6. MFS INVESTORS GROWTH STOCK SERIES seeks to provide long-term growth of capital and future income rather than current income (referred to as the Investors Growth Stock Series).
 7. MFS INVESTORS TRUST SERIES seeks mainly to provide long-term growth of capital and secondarily to provide reasonable current income (referred to as the Investors Trust Series).
 8. MFS MID CAP GROWTH SERIES seeks long-term growth of capital (referred to as the Mid Cap Growth Series).
 9. MFS NEW DISCOVERY SERIES seeks capital appreciation (referred to as the New Discovery Series).
 10. MFS RESEARCH SERIES seeks to provide long-term growth of capital and future income (referred to as the Research Series).
 11. MFS STRATEGIC INCOME SERIES (formerly known as MFS Global Governments Series) seeks high current income by investing in fixed income securities. Its secondary objective is to provide significant capital appreciation. (referred to as the Strategic Income Series).
 12. MFS TOTAL RETURN SERIES seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital and secondarily to provide a reasonable opportunity for growth of capital and income (referred to as the Total Return Series).
 13. MFS UTILITIES SERIES seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) (referred to as the Utilities Series).
 14. MFS VALUE SERIES seeks capital appreciation and reasonable income (referred to as Value Series).

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SERIES' SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

TABLE OF CONTENTS


                                                                              PAGE
I     Expense Summary                                                           1

II    Risk Return Summary                                                       3

       1. Research Bond Series                                                  3

       2. Capital Opportunities Series                                          8

       3. Emerging Growth Series                                               11

       4. Global Equity Series                                                 15

       5. High Income Series                                                   18

       6. Investors Growth Stock Series                                        21

       7. Investors Trust Series                                               24

       8. Mid Cap Growth Series                                                27

       9. New Discovery Series                                                 30

      10. Research Series                                                      33

      11. Strategic Income Series                                              36

      12. Total Return Series                                                  41

      13. Utilities Series                                                     46

      14. Value Series                                                         51

III   Certain Investment Strategies and Risks                                  54

IV    Management of the Series                                                 54

V     Description of Shares                                                    55

VI    Other Information                                                        55

VII   Financial Highlights                                                     57

      Appendix A -- Investment Techniques and Practices                       A-1

The trust offers Service Class shares of its 14 series to separate accounts established by insurance companies in order to serve as investment vehicles for variable annuity and variable life insurance contracts and to qualified pension and retirement plans. Each of these series is managed by Massachusetts Financial Services Company (referred to as MFS or the adviser) and are described below.

I    EXPENSE SUMMARY

-    EXPENSE TABLE

The "Expense Table" describes the fees and expenses that you may pay when you hold service class shares of each series. These fees and expenses do not take into account the fees and expenses imposed by insurance companies through which your investment in a series may be made. The table is supplemented as follows:

ANNUAL SERIES OPERATING EXPENSES (expenses that are deducted from a series' assets):


                                          RESEARCH        CAPITAL        EMERGING        GLOBAL        HIGH          INVESTORS
                                            BOND       OPPORTUNITIES      GROWTH         EQUITY       INCOME        GROWTH STOCK
                                           SERIES         SERIES          SERIES         SERIES       SERIES           SERIES
                                         ---------     -------------     ---------     ---------     ---------     -------------
Management Fees                                   %             0.75%         0.75%         1.00%         0.75%             0.75%
Distribution (12b-1) Fees(1)                  0.25%             0.25%         0.25%         0.25%         0.25%             0.25%
Other Expenses                                0.39%             0.13%         0.12%         0.56%         0.11%             0.11%
                                              ----              ----          ----          ----          ----              ----
Total Annual Series Operating Expenses        1.24%             1.13%         1.12%         1.81%         1.11%             1.11%
Fee Reductions                               (0.24)%(3)        (0.00)%(3)      N/A         (0.41)%(3)     0.00%(3)           N/A
                                              ----              ----          ----          ----          ----              ----
Net Expenses(2)                               1.00%             1.13%         1.12%         1.40%         1.11%             1.11%

                                         INVESTORS        MID CAP           NEW                      STRATEGIC       TOTAL
                                           TRUST          GROWTH         DISCOVERY     RESEARCH       INCOME        RETURN
                                          SERIES          SERIES          SERIES        SERIES        SERIES        SERIES
                                         ---------     -------------     ---------     ---------     ---------     ---------
Management Fees                               0.75%             0.75%         0.90%         0.75%         0.75%         0.75%
Distribution (12b-1) Fees(1)                  0.25%             0.25%         0.25%         0.25%         0.25%         0.25%
Other Expenses                                0.11%             0.12%         0.11%         0.13%         0.33%         0.08%
                                              ----              ----          ----          ----          ----          ----
Total Annual Series Operating Expenses        1.11%             1.12%         1.26%         1.13%         1.33%         1.08%
Fee Reductions                                 N/A               N/A           N/A           N/A         (0.18)%(3)      N/A
                                              ----              ----          ----          ----          ----          ----
Net Expenses(2)                               1.11%             1.12%         1.26%         1.13%         1.15%         1.08%

                                         UTILITIES        VALUE
                                          SERIES          SERIES
                                         ---------     -----------
Management Fees                               0.75%           0.75%
Distribution (12b-1) Fees(1)                  0.25%           0.25%
Other Expenses                                0.14%           0.18%
                                              ----            ----
Total Annual Series Operating Expenses        1.14%           1.18%
Fee Reductions                                 N/A           (0.03)%(3)
                                              ----            ----
Net Expenses(2)                               1.14%           1.15%


----------
(1) Each series has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of service class shares (these fees are referred to as distribution fees).

(2) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may have entered into or may enter into brokerage arrangements, that reduce or recapture series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these expense reductions been taken into account, "Net Expenses" would be lower for certain series and would equal:

     1.11% for Emerging Growth Series              1.12% for Research Series
     1.10% for Investors Trust Series              1.07% for Total Return Series
     1.25% for New Discovery Series                1.13% for Utilities Series

(3) MFS has contractually agreed, subject to reimbursement, to bear the series' expenses such that "Other Expenses" (determined without giving effect to the expense reduction arrangements described above), do not exceed 0.15% annually ( % annually for the Research Bond Series). This expense limitation arrangement excludes management fees, taxes, extraordinary expenses, brokerage and transaction costs and expenses associated with the series' investing activities. This contractual fee arrangement will continue until at least April 30, 2006, unless the Board of Trustees which oversees the fund consents to any earlier revision or termination of this arrangement.

-    EXAMPLE OF EXPENSES--SERVICE CLASS

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE SERIES WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THESE EXAMPLES DO NOT TAKE INTO ACCOUNT THE FEES AND EXPENSES IMPOSED BY INSURANCE COMPANIES THROUGH WHICH YOUR INVESTMENT IN A SERIES MAY BE MADE.

   The examples assume that:

   - You invest $10,000 in the series for the time periods indicated and you redeem your shares at the end of the time periods;

   - Your investment has a 5% return each year and dividends and other distributions are reinvested; and


   - The series' operating expenses remain the same, except that for the Research Bond Series, Capital Opportunities Series, Global Equity Series, High Income Series, Strategic Income Series and Value Series. These series' total operating expenses are assumed to be the series' "Net Expenses" for the first year, and the series' "Total Annual Series Operating Expenses" for subsequent years (see the expense table on the previous page).


   Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                                                      PERIOD
                                            -----------------------------------------------------------
                                            1 YEAR           3 YEARS          5 YEARS          10 YEARS
-------------------------------------------------------------------------------------------------------
Research Bond Series                        $  102           $   370          $   658          $  1,479
Capital Opportunities Series                   115               359              622             1.375
Emerging Growth Series                         114               356              617             1,363
Global Equity Series                           143               530              942             2,093
High Income Series                             116               362              628             1,386
Investors Growth Stock Series                  113               353              612             1,352
Investors Trust Series                         113               353              612             1,352
Mid Cap Growth Series                          114               356              617             1,368
New Discovery Series                           128               400              692             1,523
Research Series                                115               359              622             1,375
Strategic Income Series                        117               404              712             1,586
Total Return Series                            110               343              595             1,317
Utilities Series                               116               362              628             1,386
Value Series                                   117               372              646             1,429

II   RISK RETURN SUMMARY

Investment strategies which are common to all series are described under the caption "Certain Investment Strategies."


1:   RESEARCH BOND SERIES (FORMERLY BOND SERIES)


-    INVESTMENT OBJECTIVES


The series' investment objective is total return (high current income and long-term growth of capital). This objective may be changed without shareholder approval.


-    PRINCIPAL INVESTMENT POLICIES


The series invests, under normal market conditions, at least 80% of its net assets in fixed income securities. These securities include:

- U.S. INVESTMENT GRADE CORPORATE FIXED INCOME SECURITIES, which are bonds or other debt obligations issued by U.S. corporations or similar entities which are assigned one of the top four credit ratings by credit rating agencies (e.g., rated AAA, AA, A or BBB) or which are unrated and considered by MFS to be investment grade.

- U.S. GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government or one of its agencies or instrumentalities or a government-sponsored enterprise. Certain U.S. Government securities in which the series may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the series may invest involve increased credit risk because they are backed only by the credit of a U.S. federal agency or government-sponsored enterprise, such as the Student Loan Marketing Association (Sallie Mae), the Federal Home Loan Banks (FHLBs), the Federal Home Loan Mortgage Corporation (Freddie Mac) or the Federal National Mortgage Association (Fannie Mae). Although government-sponsored enterprises such as Sallie Mae, FHLBs, Freddie Mac and Fannie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.

- U.S. HIGH YIELD FIXED INCOME SECURITIES, commonly known as junk bonds, which are bonds assigned lower credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable to lower rated bonds.

- FOREIGN FIXED INCOME SECURITIES, which are bonds or other debt obligations issued by foreign governments, including emerging market governments, and other foreign or emerging market issuers.


- MORTGAGE-BACKED AND ASSET-BACKED SECURITIES, which represent interests in a pool of assets such as mortgage loans, car loan receivables or credit card receivables.


A committee of fixed income research analysts selects portfolio securities for the series. This committee includes investment analysts employed not only by MFS, but also by MFS International Ltd. (UK), a wholly owned subsidiary of MFS. Each analyst is assigned to follow a distinct category of the fixed income securities markets. The committee allocates the series' assets among the various categories described above, and then individual analysts select what they view as the securities best suited to achieve the series' investment objective within their assigned category. The series' assets may be allocated among some or all of the various categories of fixed income securities.


The series may invest in derivative securities. Derivatives are securities whose value may be based on other securities, currencies, interest rates, or indices. Derivatives include:

-  futures and forward contracts,

- options on futures contracts, foreign currencies, securities and bond indices,

-  structured notes and indexed securities, and

-  swaps, caps, floors and collars.

Consistent with the series' principal investment policies the series may invest in foreign securities (including emerging markets securities), and may have exposure to foreign currencies through its investment in these securities.

The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-    PRINCIPAL RISKS OF AN INVESTMENT

The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

The principal risks of investing in the series are:

- ALLOCATION RISK: The series will allocate its investments among various segments of the fixed income markets based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting markets where there are significant returns, or could lose value overweighting markets where there are significant declines.

- INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

- MATURITY RISK: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.


- CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that many U.S. Government securities in which the series may invest are not supported by the full faith and credit of the U.S. Government (including securities issued by government sponsored enterprises and by certain U.S. federal agencies and instrumentalities) and involve increased credit risk.


- LIQUIDITY RISK: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

-  JUNK BOND RISK:

      - HIGHER CREDIT RISK: Junk bonds are subject to a substantially higher degree of credit risk than investment grade bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

      - HIGHER LIQUIDITY RISK: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

-  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK

      -  MATURITY RISK:

            - MORTGAGE-BACKED SECURITIES: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

                  - When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed income securities when interest rates fall.

                  - When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

            - COLLATERALIZED MORTGAGE OBLIGATIONS: The series may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the series may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

            - ASSET-BACKED SECURITIES: Asset-backed securities have prepayment risks similar to mortgage-backed securities.

      - CREDIT RISK: As with any fixed income security, mortgage-backed and asset-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. Investors should note that many U.S. Government securities in which the series may invest are not supported by the full faith and credit of the U.S. Government (including securities issued by government sponsored enterprises and by certain U.S. federal agencies and instrumentalities) and involve increased credit risk.


-  DERIVATIVES RISK:

      - HEDGING RISK: When a derivative is used as a hedge against an opposite position that the series also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

      - CORRELATION RISK: When the series uses derivatives to hedge, it takes the risk that changes in the value of the derivative will not match those of the asset being hedged. Incomplete correlation can result in unanticipated losses.

      - INVESTMENT RISK: When the series uses derivatives as an investment vehicle to gain market exposure, rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment. The series is therefore directly exposed to the risks of that derivative. Gains or losses from derivative investments may be substantially greater than the derivative's original cost.

      - AVAILABILITY RISK: Derivatives may not be available to the series upon acceptable terms. As a result, the series may be unable to use derivatives for hedging or other purposes.

      - CREDIT RISK: When the series uses derivatives, it is subject to the risk that the other party to the agreement will not be able to perform.

- FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

      - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

      - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

      - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

      -  Foreign markets may be less liquid and more volatile than U.S. markets.

      - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

- EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

- ACTIVE OR FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

- As with any mutual fund, you could lose money on your investment in the series.

AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.


   The series commenced investment operations with the offering of Initial Class shares on October 24, 1995 and subsequently offered Service Class shares on May 1, 2000. The series changed its name, investment objective, strategies and management team on May 1, 2005. The performance results shown would not necessarily have been achieved had the series current objective, strategies and management team been in effect and is not indicative of future performance. Service Class share performance includes the performance of the series Initial Class shares for any applicable periods prior to the offering of Service Class shares (blended performance). Because operating expenses of Service Class shares are higher than those of the Initial Class shares, this blended Service Class share performance is higher than it would have been had Service Class shares had been offered for the entire period. Past performance is no guarantee of future results. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).


BAR CHART


The bar chart shows changes in the annual total returns of the series' Service Class shares (, prior to the change in name, investment objective, strategies and management team on May 1, 2005), assuming the reinvestment of distributions.


[CHART]

2000       8.92%
2001       8.68%
2002       8.81%
2003       9.14%
2004       5.80%


   During the period shown in the bar chart, the highest quarterly return was 5.04% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (2.67)% (for the calendar quarter ended June 30, 2004).


PERFORMANCE TABLE


This table shows how the average annual total returns of the series' shares
(, prior to the change in name, investment objective, strategies and management team on May 1, 2005) compares to a broad measure of market performance and one or more other market indicators and assumes the investment of distributions.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2004)



                                                  1 YEAR     5 YEAR     LIFE*
Research Bond Series--Service Class Shares          5.80%      8.26%     6.68%
Lehman Brothers Aggregate Bond Index**~
Lehman Brothers Government/Credit Index**~~         4.19%      8.00%     6.84%


----------

* Fund performance figures are for the period from the commencement of the series' investment operations, October 24, 1995, through December 31, 2004. Index returns are from November 1, 1995.
**   Source: Standard & Poor's Micropal, Inc.
~ The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market.
~~ The Lehman Brothers Government/Credit Bond Index measures the performance of the investment grade bond market. Effective May 1, 2005, the Lehman Brothers Aggregate Bond Index replaced the Lehman Brothers Government/Credit Index as the series' primary benchmark because MFS believes the Lehman Brothers Aggregate Bond Index is more representative of the series' revised investment strategies and objectives.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


-    PORTFOLIO MANAGER


The series is managed by a committee comprised of research analysts under the general supervision of Michael W. Roberge, the Director of Fixed Income Research and a Senior Vice President of MFS. Mr. Roberge has been employed in the investment management area of MFS since 1996 and has overseen the series since May 2005.

2:   CAPITAL OPPORTUNITIES SERIES

-    INVESTMENT OBJECTIVE

The series' investment objective is capital appreciation. This objective may be changed without shareholder approval.

-    PRINCIPAL INVESTMENT POLICIES

The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The series focuses on companies which MFS believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The series' investments may include securities listed on a securities exchange or traded in the over-the-counter (OTC) markets.

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

The series may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies.

-    PRINCIPAL RISKS OF AN INVESTMENT

The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

The principal risks of investing in the series are:

- MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

- COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

- OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price.

- FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

      - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

      - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

      - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

      -  Foreign markets may be less liquid and more volatile than U.S. markets.

      - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

- EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

- As with any mutual fund, you could lose money on your investment in the series.

AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

   The series commenced investment operations with the offering of Initial Class shares on August 14, 1996 and subsequently offered Service Class shares on May 1, 2000. Service Class share performance includes the performance of the series Initial Class shares for any applicable periods prior to the offering of Service Class shares (blended performance). Because operating expenses of Service Class shares are higher than those of the Initial Class shares, this blended Service Class share performance is higher than it would have been had Service Class shares had been offered for the entire period. Past performance is no guarantee of future results. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).

BAR CHART

The bar chart shows changes in the annual total returns of the series' Service Class shares, assuming the reinvestment of distributions.

[CHART]

2000      (3.76%)
2001     (23.68%)
2002     (29.83%)
2003      27.11%
2004      12.09%

   During the period shown in the bar chart, the highest quarterly return was 18.37% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (26.59)% (for the calendar quarter ended September 30, 2001).

PERFORMANCE TABLE

This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.


AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2004)



                                                        1 YEAR    5 YEAR    LIFE*
Capital Opportunities Series -- Service Class Shares     12.09%    (5.99)%   7.88%
Standard & Poor's 500 Stock Index**~                     10.87%    (2.30)%   9.87%


----------

* Series performance figures are for the period from the commencement of the series' investment operations on August 14, 1996, through December 31, 2004. Index returns are from August 1, 1996.

** The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market.
~    Source: Standard and Poor's Micropal, Inc.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown, without these the results would have been less favorable.

-    PORTFOLIO MANAGER


The series is managed by a team of portfolio managers comprised of S. Irfan Ali and Kenneth J. Enright, each a Senior Vice President of the adviser, and Alan T. Langsner and Katrina Mead, each a Vice President of the adviser. Mr. Ali has been a portfolio manager of the series since 2002 and has been employed in the investment management area of the adviser since 1993. Mr. Enright has been a portfolio manager of the series since 2002 and has been employed in the investment management area of the adviser since 1986. Mr. Langsner has been a portfolio manager of the series since July 1, 2004 and has been employed in the investment management area of the adviser since 1999. Ms. Mead has been a portfolio manager of the series since July 1, 2004 and has been employed in the investment management area of the adviser since 1997.

As a member of the portfolio management team, Ms. Mead generally contributes to the day-to-day management of each series' portfolio though such means as advising as to portfolio construction, assessing portfolio risk, managing daily cash flows in accordance with portfolio holdings as well as advising as to making investment decisions during periods when other portfolio management team members are unavailable, but does not generally determine which securities to purchase or sell for the series. The degree to which Ms. Mead may perform these functions, and the nature of these functions, may change from time to time.


Members of the team may change from time to time, and a current list of team members is available by calling MFS at the telephone number listed in the back of this prospectus.

3:   EMERGING GROWTH SERIES

-    INVESTMENT OBJECTIVE

The series' investment objective is long term growth of capital. This objective may be changed without shareholder approval.

-    PRINCIPAL INVESTMENT POLICIES

The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of emerging growth companies. Emerging growth companies are companies which MFS believes are either:

- early in their life cycle but which have the potential to become major enterprises, or


- major enterprises which MFS believes have above-average growth prospects or whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment.


Emerging growth companies may be of any size, and MFS would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The series' investments may include securities listed on a securities exchange or traded in the over-the-counter (OTC) markets.

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

The series may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies.

The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-    PRINCIPAL RISKS OF AN INVESTMENT

The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

The principal risks of investing in the series are:

- MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

- EMERGING GROWTH RISK: Prices of securities react to the economic condition of the company that issued the security. The series' equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. Emerging growth companies often:

      -  have limited product lines, markets and financial resources

      -  are dependent on management by one or a few key individuals

      - have shares which suffer steeper than average price declines after disappointing earnings reports and are more difficult to sell at satisfactory prices

- OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price.

- FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

      - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

      - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

      - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

      -  Foreign markets may be less liquid and more volatile than U.S. markets.

      - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

- EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

- ACTIVE OR FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

- As with any mutual fund, you could lose money on your investment in the series.

AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

   The series commenced investment operations with the offering of Initial Class shares on July 24, 1995 and subsequently offered Service Class shares on May 1, 2000. Service Class share performance includes the performance of the series Initial Class shares for any applicable periods prior to the offering of Service Class shares (blended performance). Because operating expenses of Service Class shares are higher than those of the Initial Class shares, this blended Service Class share performance is higher than it would have been had Service Class shares had been offered for the entire period. Past performance is no guarantee of future results. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).

BAR CHART

The bar chart shows changes in the annual total returns of the series' Service Class shares, assuming the reinvestment of distributions.

[CHART]

2000     -19.66%
2001     -33.62%
2002     -33.85%
2003      29.93%^
2004      12.72%

----------
^ The 2003 total return included proceeds received by the series from a non-recurring litigation settlement. Excluding the effect of this payment, the series' 2003 annual total return would have been 29.18%.

   During the period shown in the bar chart, the highest quarterly return was 21.89% (for the calendar quarter ended December 31, 2001) and the lowest quarterly return was (29.04)% (for the calendar quarter ended September 30, 2001).

PERFORMANCE TABLE

This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the investment of distributions.


AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2004)^



                                                  1 YEAR      5 YEAR    LIFE*
Emerging Growth Series--Service Class Shares       12.72%     (12.37)%   7.91%
Russell 3000(R) Growth Index**~                     6.93%      (8.87)%   7.30%


----------
^ A portion of the returns shown is attributable to the receipt of a non-recurring payment in settlement of a class action lawsuit (see "Financial Highlights").

* Series performance figures are for the period from the commencement of the series' investment operations, July 24, 1995, through December 31, 2004. Index returns are from August 1, 1995.

**   Source: Standard & Poor's Micropal, Inc.
~ The Russell 3000 Growth Index measures the performance of U.S. growth stocks.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown, without these the results would have been less favorable.

-    PORTFOLIO MANAGERS


This series is managed by a team of portfolio managers comprised of David E. Sette-Ducati, a Senior Vice President of the adviser, and Eric B. Fischman and Camille H. Lee, each a Vice President of the adviser. Mr. Sette-Ducati has been a portfolio manager of the series since 2001 and has been employed in the investment management area of the adviser since 1995. Mr. Fischman has been a portfolio manager of the series since 2002 and has been employed in the investment management area of the adviser since 2000. Prior to joining MFS, Mr. Fischman was an equity research analyst for State Street Research. Ms. Lee has been a portfolio manager of the series since July 1, 2004 and has been employed in the investment management area of the adviser since 2000. Prior to joining MFS, Ms. Lee was a Vice President and Research Analyst at SG Cowen Securities Corp.

As a member of the portfolio management team, Ms. Lee generally contributes to the day-to-day management of the series' portfolio through such means as advising as to portfolio construction, assessing portfolio risk, managing daily cash flows in accordance with portfolio holdings as well as advising as to making investment decisions during periods when other portfolio management team members are unavailable, but does not generally determine which securities to purchase or sell for the series. The degree to which Ms. Lee may perform these functions, and the nature of these functions, may change from time to time.


Members of the team may change from time to time, and a current list of team members is available by calling MFS at the telephone number listed in the back of this prospectus.

4:   GLOBAL EQUITY SERIES

-    INVESTMENT OBJECTIVE

The series' investment objective is capital appreciation. This objective may be changed without shareholder approval.

-    PRINCIPAL INVESTMENT POLICIES

The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts for those securities, of U.S. and foreign (including emerging market) issuers. The series spreads its investments across these markets and focuses on companies which MFS believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The series generally seeks to purchase securities of companies with relatively large market capitalizations relative to the market in which they are traded. The series' investments may include securities traded in the over-the-counter (OTC) markets. Under normal market conditions, the series invests in at least three different countries, one of which is the United States.

A company's principal activities are determined to be located in a particular country if the company (a) is organized under the laws of, and maintains a principal office in a country, (b) has its principal securities trading market in a country, (c) derives 50% of its total revenues from goods sold or services performed in the country, or (d) has 50% or more of its assets in the country.

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

-    PRINCIPAL RISKS OF AN INVESTMENT

The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

The principal risks of investing in the series are:

- MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

- COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

- OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price.

- FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

      - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

      - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

      - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

      -  Foreign markets may be less liquid and more volatile than U.S. markets.

      - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purposes of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

- EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

- As with any mutual fund, you could lose money on your investment in the series.

AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

   The series commenced investment operations with the offering of Initial Class shares on May 3, 1999 and subsequently offered Service Class shares on May 1, 2000. Service Class share performance includes the performance of the series Initial Class shares for any applicable periods prior to the offering of Service Class shares (blended performance). Because operating expenses of Service Class shares are higher than those of the Initial Class shares, this blended Service Class share performance is higher than it would have been had Service Class shares had been offered for the entire period. Past performance is no guarantee of future results. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).

BAR CHART

The bar chart shows changes in the annual total returns of the series' Service Class shares, assuming the reinvestment of distributions.

[CHART]

2000      (7.23%)
2001      (9.76%)
2002     (11.65%)
2003      28.24%
2004      18.29%

   During the period shown in the bar chart, the highest quarterly return was 15.93% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (14.47)% (for the calendar quarter ended September 30, 2002).

PERFORMANCE TABLE

This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the investment of distributions.


AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2004)



                                                              1 YEAR    5 YEAR    LIFE*
Global Equity Series--Service Class Shares                     18.29%    2.33%     5.98%
Morgan Stanley Capital International (MSCI) World Index#~      15.25%   (2.05)%    0.84%


----------

* Series performance figures are for the period from the commencement of the series' investment operations, May 3, 1999, through December 31, 2004. Index returns are from May 1, 1999.
~ The Morgan Stanley Capital International (MSCI) World Index measures stock markets in the developed world.

#    Source: Standard & Poor's Micropal, Inc.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown, without these the results would have been less favorable.

PORTFOLIO MANAGER


The Series is managed by David R. Mannheim, a Senior Vice President of the adviser. Mr. Mannheim has been a portfolio manager of the series since its inception and has been employed in the investment management area of the adviser since 1988.

5:   HIGH INCOME SERIES

-    INVESTMENT OBJECTIVE

The series' investment objective is to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. This objective may be changed without shareholder approval.

-    PRINCIPAL INVESTMENT POLICIES

The series invests, under normal market conditions, at least 80% of its net assets in high income fixed income securities. Fixed income securities offering the high current income sought by the series generally are lower rated bonds. These bonds, commonly known as junk bonds, are assigned lower credit ratings by credit rating agencies or are unrated and considered by MFS to be comparable to lower rated bonds.

While the series focuses its investments on bonds issued by corporations or similar entities, it may invest in all types of debt securities. The series may invest in foreign securities (including emerging markets securities), through which it may have exposure to foreign currencies.

In selecting fixed income investments for the series, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including the series) as a tool in making or adjusting a series' asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather primarily performs its own independent credit analysis.

-    PRINCIPAL RISKS OF AN INVESTMENT

The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

The principal risks of investing in the series are:

- ALLOCATION RISK: The series will allocate its investments among fixed income markets based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

- INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

- MATURITY RISK: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

- CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

- LIQUIDITY RISK: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

-  JUNK BOND RISK:

      - HIGHER CREDIT RISK: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

      - HIGHER LIQUIDITY RISK: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

- FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

      - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

      - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

      - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

      -  Foreign markets may be less liquid and more volatile than U.S. markets.

      - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

- As with any mutual fund, you could lose money on your investment in the series.

AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

   The series commenced investment operations with the offering of Initial Class shares on July 26, 1995 and subsequently offered Service Class shares on May 1, 2000. Service Class share performance includes the performance of the series Initial Class shares for any applicable periods prior to the offering of Service Class shares (blended performance). Because operating expenses of Service Class shares are higher than those of the Initial Class shares, this blended Service Class share performance is higher than it would have been had Service Class shares had been offered for the entire period. Past performance is no guarantee of future results. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).

BAR CHART

The bar chart shows changes in the annual total returns of the series' Service Class shares, assuming the reinvestment of distributions.

[CHART]

2000      (6.48%)
2001       1.62%
2002       2.33%
2003      17.70%
2004       8.82%

   During the period shown in the bar chart, the highest quarterly return was 5.77% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (6.18)% (for the calendar quarter ended December 31, 2000).

PERFORMANCE TABLE

This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the investment of distributions.


AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2004)



                                                  1 YEAR      5 YEAR     LIFE*
High Income Series--Service Class Shares            8.82%       4.49%    6.24%
Lipper High Yield Bond Index##~                    10.33%       3.98%    5.77%
Lehman Brothers High Yield Index#~~                11.13%       6.97%    7.17%


----------

* Series performance figures are for the period from the commencement of the series' investment operations, July 26, 1995, through December 31, 2004. Index return is from August 1, 1995.

#    Source: Standard & Poor's Micropal, Inc.
##   Source: Lipper Inc.
~ The Lipper High Yield Bond Index measures the performance of the high-yield bond market.
~~ The Lehman Brothers High Yield Index measures the performance of the high-yield bond market.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown, without these the results would have been less favorable.

-    PORTFOLIO MANAGER


The series is managed by a team of portfolio managers comprised of John Addeo and Scott B. Richards, each a Vice President of MFS. Messrs. Addeo and Richards have each been portfolio managers of the series since: Mr. Addeo - April 2004 and Mr. Richards - May 24, 2004; and have been employed in the MFS investment management area since: Mr. Addeo - 1998 and Mr. Richards - 2004. Prior to joining MFS, Mr. Richards was the Head of the High Yield Group at Columbia Management Group from 1999 to 2003.

Members of the team may change from time to time, and a current list of team members is available by contacting the MFS Investment Services Group at the telephone number on the back cover of this prospectus.

6:   INVESTORS GROWTH STOCK SERIES

-    INVESTMENT OBJECTIVE

The series' investment objective is to provide long-term growth of capital and future income rather than current income. This objective may be changed without shareholder approval.

-    PRINCIPAL INVESTMENT POLICIES

The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies which MFS believes offer better than average prospects for long-term growth.

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

The series may invest in foreign securities through which it may have exposure to foreign currencies.

The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-    PRINCIPAL RISKS OF AN INVESTMENT

The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

The principal risks of investing in the series are:

- MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

- GROWTH COMPANIES RISK: Prices of growth company securities held by the series may fall to a greater extent than the overall equity markets (E.G., as represented by the Standard and Poor's 500 Composite Stock Index) due to changing economic, political or market conditions or disappointing growth company earnings results.

- FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

      - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

      - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

      - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

      -  Foreign markets may be less liquid and more volatile than U.S. markets.

      - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

- ACTIVE OR FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

- As with any mutual fund, you could lose money on your investment in the series.

AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

   The series commenced investment operations with the offering of Initial Class shares on May 3, 1999 and subsequently offered Service Class shares on May 1, 2000. Service Class share performance includes the performance of the series Initial Class shares for any applicable periods prior to the offering of Service Class shares (blended performance). Because operating expenses of Service Class shares are higher than those of the Initial Class shares, this blended Service Class share performance is higher than it would have been had Service Class shares had been offered for the entire period. Past performance is no guarantee of future results. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).

BAR CHART

The bar chart shows changes in the annual total returns of the series' Service Class shares, assuming the reinvestment of distributions.

[CHART]

2000      (9.04%)
2001     (24.83%)
2002     (27.71%)
2003      22.60%
2004       8.98%

   During the period shown in the bar chart, the highest quarterly return was 14.85% (for the calendar quarter ended December 31, 2001) and the lowest quarterly return was (21.53)% (for the calendar quarter ended September 30, 2001).

PERFORMANCE TABLE

This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the investment of distributions.


AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2004)



                                                              1 YEAR    5 YEAR     LIFE*
Investors Growth Stock Series--Service Class Shares             8.98%    (7.40)%  (0.85)%
Russell 1000 Growth Index**~                                    6.30%    (9.29)%  (4.56)%


----------

* Series performance figures are for the period from the commencement of the series' investment operations, May 3, 1999, through December 31, 2004. Index return is from May 1, 1999.

**   Source: Standard & Poor's Micropal, Inc.
~ The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown, without these the results would have been less favorable.

-    PORTFOLIO MANAGER


This series is managed by a team of portfolio managers comprised of Stephen Pesek and S. Irfan Ali, each a Senior Vice President of the adviser, and Gregory Locraft and Margaret W. Adams, each a Vice President of the adviser. Mr. Pesek has been a portfolio manager of the series since its inception and has been employed in the investment management area of the adviser since 1994. Mr. Ali has been a portfolio manager of the series since 2003 and has been employed in the investment management area of the adviser since 1993. Mr. Locraft has been a portfolio manager of the series since 2003 and has been employed in the investment management area of the adviser since 1998. Ms. Adams has been a portfolio manager of the series since July 1, 2004 and has been employed in the investment management area of the adviser since 2000. Prior to joining MFS, Ms. Adams spent 11 years in the portfolio management and investment management areas of J.P. Morgan &Co.

As a member of the portfolio management team, Ms. Adams generally contributes to the day-to-day management of the series' portfolio through such means as advising as to portfolio construction, assessing portfolio risk, managing daily cash flows in accordance with portfolio holdings as well as advising as to making investment decisions during periods when other portfolio management team members are unavailable, but does not generally determine which securities to purchase or sell for the series. The degree to which Ms. Adams may perform these functions, and the nature of these functions, may change from time to time.


Members of the team may change from time to time, and a current list of team members is available by calling MFS at the telephone number listed in the back of this prospectus.

7:   INVESTORS TRUST SERIES

-    INVESTMENT OBJECTIVES

The series' investment objectives are mainly to provide long-term growth of capital and secondarily to provide reasonable current income. These objectives may be changed without shareholder approval. Prior to May 1, 2001 the series' investment objective was to provide reasonable current income and long-term growth of capital and income.

-    PRINCIPAL INVESTMENT POLICIES


The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. These securities may be listed on a securities exchange or traded in the over-the-counter (OTC) markets. While the series may invest in companies of any size, the series generally focuses on companies with larger market capitalizations that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The adviser considers the portfolio's overall prospects for appreciation as well as income in managing the fund.


MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

The series may invest in foreign equity securities through which it may have exposure to foreign currencies.

-    PRINCIPAL RISKS OF AN INVESTMENT

The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objectives, that are not described here.

The principal risks of investing in the series are:

- MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

- COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

- LARGE CAP COMPANIES RISK: Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the series' value may not rise as much as the value of series that emphasize smaller cap companies.

- OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange listed stocks. The values of these stocks may be more volatile than exchange listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price.

- FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

      - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

      - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

      - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

      -  Foreign markets may be less liquid and more volatile than U.S. markets.

      - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

- As with any mutual fund, you could lose money on your investment in the series.

AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

   The series commenced investment operations with the offering of Initial Class shares on October 9, 1995 and subsequently offered Service Class shares on May 1, 2000. Service Class share performance includes the performance of the series Initial Class shares for any applicable periods prior to the offering of Service Class shares (blended performance). Because operating expenses of Service Class shares are higher than those of the Initial Class shares, this blended Service Class share performance is higher than it would have been had Service Class shares had been offered for the entire period. Past performance is no guarantee of future results. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).

BAR CHART

The bar chart shows changes in the annual total returns of the series' Service Class shares, assuming the reinvestment of distributions.

[CHART]

2000      (0.29%)
2001     (16.10%)
2002     (21.15%)
2003      21.84%
2004      11.12%

   During the period shown in the bar chart, the highest quarterly return was 13.45% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (15.48)% (for the calendar quarter ended September 30, 2002).

PERFORMANCE TABLE

This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the investment of distributions.


AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2004)



                                                  1 YEAR      5 YEAR    LIFE*
Investors Trust Series--Service Class Shares       11.12%      (2.24)%   7.85%
Standard & Poor's 500 Stock Index**~               10.87%      (2.30)%   9.97%


----------

* Series performance figures are for the period from the commencement of the series' investment operations on October 9, 1995, through December 31, 2004. Index returns are from October 1, 1995.

** The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market.
~    Source: Standard & Poor's Micropal, Inc.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown, without these the results would have been less favorable.

-    PORTFOLIO MANAGERS


The series is managed by John D. Laupheimer, Jr., an MFS Senior Vice President. Mr. Laupheimer has been the series portfolio manager since inception in 1995 and he has been employed in the MFS investment management area since 1981. Since July 1, 2004, T. Kevin Beatty has managed the series with Mr. Laupheimer.
Mr. Beatty, an MFS Vice President, has been employed in the MFS investment management area since 2002. Prior to joining MFS, Mr. Beatty was an equity analyst for State Street Research Management Co. and an investment research analyst at Fleet Investment Advisors.

8:   MID CAP GROWTH SERIES

-    INVESTMENT OBJECTIVE

The series' investment objective is long-term growth of capital. This objective may be changed without shareholder approval.

-    PRINCIPAL INVESTMENT POLICIES

The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies with medium market capitalization which the series' investment adviser believes have above-average growth potential.


Medium market capitalization companies are defined by the series as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap(TM) Growth Index range at the time of the series' investment. This Index is a widely recognized, unmanaged index of mid cap common stock prices. The adviser generally expects that it will invest primarily in medium market capitalization companies with market capitalizations in excess of $1 billion. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the series' 80% investment policy. As of December 31, 2004, the top of the Russell Midcap Growth Index range was about $[ ] billion. The series' investments may include securities listed on a securities exchange or traded in the over-the-counter
(OTC) markets.


The series may establish "short" positions in specific securities or indices through short sales. In a short sale, the series borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The series must replace the security it borrowed by purchasing the security at its market value at the time of replacement.

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

The series may invest in foreign securities (including emerging markets securities) through which it may have exposure to foreign currencies.

-    PRINCIPAL RISKS OF AN INVESTMENT

The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

The principal risks of investing in the series are:

- MID CAP GROWTH COMPANY RISK: Prices of growth company securities held by the series may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security, and may decline to a greater extent than the overall equity markets (e.g., as represented by the Standard and Poor's 500 Composite Stock Index). Investments in medium capitalization companies can be riskier and more volatile than investments in companies with larger market capitalizations.

- OVER-THE COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the fund may experience difficulty in purchasing or selling these securities at a fair price.


- SHORT SALES RISK: The series will suffer a loss if it takes a short position and the value of the underlying security or index rises rather than falls. Because the series must cover its short position at prevailing market rates, the potential loss is unlimited.


- FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

      - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

      - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

      - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

      -  Foreign markets may be less liquid and more volatile than U.S. markets.

- Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

- EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

-  As with any mutual fund, you could lose money on your investment in the fund.

AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

   The series commenced investment operation with the offering of Initial Class shares on May 1, 1998 and subsequently offered Service Class shares on May 1, 2000. Service class share performance includes the performance of the series Initial Class shares for any applicable periods prior to the offering of Service Class shares (blended performance). Because operating expenses of Service Class shares are higher than those of the Initial Class shares, this blended Service Class share performance is higher than it would have been had Service Class shares had been offered for the entire period. Past performance is no guarantee of future results. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).

BAR CHART

The bar chart shows changes in the annual total returns of the series' Service Class shares, assuming the reinvestment of distributions.

[CHART]

2001                   (17.63%)
2002                   (43.43%)
2003                    36.61%
2004                    14.38%

   During the period shown in the bar chart, the highest quarterly return was 28.78% (for the calendar quarter ended December 31, 2001) and the lowest quarterly return was (33.73)% (for the calendar quarter ended September 30, 2001).

PERFORMANCE TABLE

This table shows how the average annual total returns the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the investment of distributions.


AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2004)



                                                                   1 YEAR        LIFE*
Mid Cap Growth Series--Service Class Shares                         14.38%       (7.13)%
Russell Mid Cap Growth Index**~                                     15.48%       (5.42)%


----------

* Series performance figures are for the period from the commencement of the series' investment operations on April 28, 2000, through December 31, 2004. Index returns are from May 1, 2000.

** The Russell Mid Cap Growth Index measures the performance of U.S. mid cap growth stocks.
~    Source: Standard & Poor's Micropal, Inc.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown, without these the results would have been less favorable.

-    PORTFOLIO MANAGER


The series is managed by a team of portfolio managers comprised of David E. Sette-Ducati, a Senior Vice President of the adviser, and Eric B. Fischman and Camille H. Lee, each a Vice President of the adviser. Mr. Sette-Ducati has been a portfolio manager of the series since 2001 and has been employed in the investment management area of the adviser since 1995. Mr. Fischman has been a portfolio manager of the series since 2002 and has been employed in the investment management area of the adviser since 2000. Prior to joining MFS, Mr. Fischman was an equity research analyst for State Street Research. Ms. Lee has been a portfolio manager of the series since July 1, 2004 and has been employed in the investment management area of the adviser since 2000. Prior to joining MFS, Ms. Lee was a Vice President and Research Analyst at SG Cowen Securities Corp.

As a member of the portfolio management team, Ms. Lee generally contributes to the day-to-day management of the series' portfolio through such means as advising as to portfolio construction, assessing portfolio risk, managing daily cash flows in accordance with portfolio holdings as well as advising as to making investment decisions during periods when other portfolio management team members are unavailable, but does not generally determine which securities to purchase or sell for the series. The degree to which Ms. Lee may perform these functions, and the nature of these functions, may change from time to time.


Members of the team may change from time to time, and a current list of team members is available by calling MFS at the telephone number listed in the back of this prospectus.

9:   NEW DISCOVERY SERIES

-    INVESTMENT OBJECTIVE

The series' investment objective is capital appreciation. This objective may be changed without shareholder approval.

-    PRINCIPAL INVESTMENT POLICIES

The series invests, under normal market conditions, at least 65% of its net assets in equity securities of emerging growth companies. Equity securities include common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. Emerging growth companies are companies which MFS believes offer superior prospects for growth and are either:

- early in their life cycle but which have the potential to become major enterprises, or

- major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment.


While emerging growth companies may be of any size, the series will generally focus on smaller capitalization emerging growth companies that are early in their life cycle. Small cap companies are defined by MFS as those companies with market capitalizations within the range of market capitalizations in the Russell 2000 Stock Index at the time of investment. As of December 31, 2004, the range of companies in the Russell 2000 Stock Index was between $[ ] million and $[ ] billion. This index is a widely recognized, unmanaged index of small cap common stock prices. MFS would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The series' investments in emerging growth companies may include securities listed on a securities exchange or traded in the over-the-counter
(OTC) markets.


MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.


The series may engage in short sales. In a short sale, the series borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The series will suffer a loss if it takes a short position and the value of the underlying security or index rises rather than falls. Because the series must cover its short position at prevailing market rates, the potential loss is unlimited.

The series may invest in foreign securities through which it may have exposure to foreign currencies.


-    PRINCIPAL RISKS OF AN INVESTMENT

The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

The principal risks of investing in the series are:

- MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

- COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

- EMERGING GROWTH COMPANIES RISK: Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. Emerging growth companies often:

      -  have limited product lines, markets and financial resources

      -  are dependent on management by one or a few key individuals

      - have shares which suffer steeper than average price declines after disappointing earnings reports and are more difficult to sell at satisfactory prices

- SMALL CAPITALIZATION COMPANIES RISK: Investments in small cap companies tend to involve more risk and be more volatile than investments in larger companies. Small capitalization companies may be more susceptible to market declines because of their limited product lines, financial and management resources, markets and distribution channels. Their shares may be more difficult to sell at satisfactory prices during market declines.

- OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange listed stocks. The values of these stocks may be more volatile than exchange listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price.

- FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

      - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

      - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

      - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

      -  Foreign markets may be less liquid and more volatile than U.S. markets.

      - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

- SHORT SALES RISK: The series will suffer a loss if it sells a security short and the value of the security rises rather than falls. Because the series must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is unlimited.

- As with any mutual fund, you could lose money on your investment in the series.

AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

   The series commenced investment operations with the offering of Initial Class shares on May 1, 1998 and subsequently offered Service Class shares on May 1, 2000. Service Class share performance includes the performance of the series Initial Class shares for any applicable periods prior to the offering of Service Class shares (blended performance). Because operating expenses of Service Class shares are higher than those of the Initial Class shares, this blended Service Class share performance is higher than it would have been had Service Class shares had been offered for the entire period. Past performance is no guarantee of future results. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).

BAR CHART

The bar chart shows changes in the annual total returns of the series' Service Class shares, assuming the reinvestment of distributions.

[CHART]

2000           (3.77%)
2001           (5.25%)
2002          (31.80%)
2003           33.43%
2004            6.21%

   During the period shown in the bar chart, the highest quarterly return was 25.99% (for the calendar quarter ended December 31, 2001) and the lowest quarterly return was (23.50)% (for the calendar quarter ended September 30, 2001).

PERFORMANCE TABLE

This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the investment of distributions.


AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2004)



                                                             1 YEAR         5 YEAR          LIFE*
 New Discovery Series--Service Class Shares                    6.21%         (2.15)%         7.20%
 Russell 2000(R) Growth Index**~                              14.31%         (3.57)%         1.06%


----------

* Series performance figures are for the period from the commencement of the series' investment operations on May 1, 1998, through December 31, 2004. Index returns are from May 1, 1998.

** The Russell 2000 Growth Index measures the performance of U.S. small-cap growth stocks.

~    Source: Standard & Poor's Micropal, Inc.


All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown, without these the results would have been less favorable.

-    PORTFOLIO MANAGER


The Series is managed by a team of portfolio managers comprised of Robert A. Henderson, a Senior Vice President of the adviser, and Thomas H. Wetherald and Camille H. Lee, each a Vice President of the adviser. Mr. Henderson has been a portfolio manager of the series since 2002 and has been employed in the investment management area of the adviser since 1996. Mr. Wetherald has been a portfolio manager of the series since July 1, 2004 and has been employed in the investment management area of the adviser since 2002. Prior to joining MFS, Mr. Wetherald was a portfolio manager and research analyst at Manning &Napier Advisors. Ms. Lee has been a portfolio manager of the series since July 1, 2004 and has been employed in the investment management area of the adviser since 2000. Prior to joining MFS, Ms. Lee was a Vice President and Research Analyst at SGCowen Securities Corp.

As a member of the portfolio management team, Ms. Lee generally contributes to the day-to-day management of the series' portfolio through such means as advising as to portfolio construction, assessing portfolio risk, managing daily cash flows in accordance with portfolio holdings as well as advising as to making investment decisions during periods when other portfolio management team members are unavailable, but does not generally determine which securities to purchase or sell for the series. The degree to which Ms. Lee may perform these functions, and the nature of these functions, may change from time to time.


Members of the team may change from time to time, and a current list of team members is available by calling MFS at the telephone number listed in the back of this prospectus.

10:  RESEARCH SERIES

-    INVESTMENT OBJECTIVE

The series' investment objective is long-term growth of capital and future income. This objective may be changed without shareholder approval.

-    PRINCIPAL INVESTMENT POLICIES

The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The series focuses on companies that MFS believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share, and superior management. The series may invest in companies of any size. The series' investments may include securities traded on securities exchanges or in the over-the-counter (OTC) markets.

A committee of investment research analysts selects portfolio securities for the series. This committee includes investment analysts employed not only by MFS, but also by MFS' foreign investment advisory affiliates. The committee allocates the series' assets among various industries. Individual analysts then select what they view as the securities best suited to achieve the series' investment objective within their assigned industry responsibility.

The series may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies.

The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-    PRINCIPAL RISKS OF AN INVESTMENT

The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

The principal risks of investing in the series are:

- MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

- COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

- OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price.

- FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

      - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

      - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

      - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

      -  Foreign markets may be less liquid and more volatile than U.S. markets.

      - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

- ACTIVE OR FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

- As with any mutual fund, you could lose money on your investment in the series.

AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

   The series commenced investment operations with the offering of Initial Class shares on July 26, 1995 and subsequently offered Service Class shares on May 1, 2000. Service Class share performance includes the performance of the series Initial Class shares for any applicable periods prior to the offering of Service Class shares (blended performance). Because operating expenses of Service Class shares are higher than those of the Initial Class shares, this blended Service Class share performance is higher than it would have been had Service Class shares had been offered for the entire period. Past performance is no guarantee of future results. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).

BAR CHART

The bar chart shows changes in the annual total returns of the series' Service Class shares, assuming the reinvestment of distributions.

[CHART]

2000           (4.98%)
2001          (21.39%)
2002          (24.72%)
2003           24.37%^
2004           15.57%

----------
^ The 2003 total return included proceeds received by the series from a non-recurring litigation settlement. Excluding the effect of this payment, the series' 2003 annual return would have been 24.15%

   During the period shown in the bar chart, the highest quarterly return was 14.57% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (19.44)% (for the calendar quarter ended September 30, 2001).

PERFORMANCE TABLE

This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the investment of distributions.


AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2004)^



                                                             1 YEAR          5 YEAR         LIFE*
 Research Series--Service Class Shares                        15.57%         (4.17)%         7.70%
 Standard & Poor's 500 Stock Index**~                         10.87%         (2.30)%        10.30%


----------
^ A portion of the returns shown is attributable to the receipt of a non-recurring payment in settlement of a class action lawsuit (see "Financial Highlights").

* Series performance figures are for the period from the commencement of the series' investment operations, July 26, 1995, through December 31, 2004. Index returns are from August 1, 1995.

**   Source: Standard & Poor's Micropal, Inc.
~ The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown, without these the results would have been less favorable.

-    PORTFOLIO MANAGER

The series is managed by a committee of equity research analysts.

11:  STRATEGIC INCOME SERIES

-    INVESTMENT OBJECTIVES

The series' investment objective is to provide high current income by investing in fixed income securities. Its secondary objective is to provide significant capital appreciation. The series' objectives may be changed without shareholder approval. Prior to May 1, 2002, the series' investment objective was to provide income and capital appreciation.

-    PRINCIPAL INVESTMENT POLICIES

The series invests, under normal market conditions, at least 65% of its net assets in fixed income securities. These securities include:


- U.S. GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. government or one of its agencies or instrumentalities, or a government-sponsored enterprise. Certain U.S. Government securities in which the series may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the series may invest involve increased credit risk because they are backed only by the credit of a U.S. federal agency or government-sponsored enterprise, such as the Student Loan Marketing Association (Sallie Mae), the Federal Home Loan Banks (FHLBs), the Federal Home Loan Mortgage Corporation (Freddie Mac) or the Federal National Mortgage Association (Fannie Mae). Although government-sponsored enterprises such as Sallie Mae, FHLBs, Freddie Mac, and Fannie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.


- FOREIGN GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by foreign governments; these foreign government securities are either:

      - issued, guaranteed or supported as to payment of principal and interest by foreign governments, foreign government agencies, foreign semi-governmental entities, or supra-national entities, or

      - interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities,

- MORTGAGE-BACKED AND ASSET-BACKED SECURITIES, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables,

- CORPORATE BONDS, which are bonds or other debt obligations issued by domestic or foreign corporations or similar entities; the series may invest in:

      - investment grade bonds, which are bonds assigned higher credit ratings by credit rating agencies or which are unrated and considered by the adviser to be comparable to higher rated bonds,

      - lower rated bonds, commonly known as junk bonds, which are bonds assigned lower credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable to lower rated bonds; the series may invest up to 100% of its net assets in junk bonds, and

      - crossover bonds, which are junk bonds that MFS expects will appreciate in value due to an anticipated upgrade in the issuer's credit-rating (thereby crossing over into investment grade bonds), and

- EMERGING MARKET SECURITIES, which include the types of securities described above, issued by emerging market governments and corporations. These securities also include Brady Bonds, which are long-term bonds issued as part of a restructuring of defaulted commercial loans to emerging market countries.

The series allocates its investments across these categories of fixed income securities with a view toward broad diversification across these categories and also within these categories. In selecting fixed income investments for the series, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including the series) as a tool in making or adjusting a fund's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

The series may invest in derivative securities. Derivatives are securities whose value may be based on other securities, currencies, interest rates, or indices. Derivatives include:

-  futures and forward contracts,

- options on futures contracts, foreign currencies, securities and bond indices,

- structured notes and indexed securities, and - swaps, caps, floors and collars.

The series is a non-diversified mutual fund. This means that the series may invest a relatively high percentage of its assets in a small number of issuers.

The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-    PRINCIPAL RISKS OF AN INVESTMENT

The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

The principal risks of investing in the series are:

- ALLOCATION RISK: The series will allocate its investments among various segments of the fixed income markets based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

- INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

- MATURITY RISK: Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.


- CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that many U.S. Government securities in which the series may invest are not supported by the full faith and credit of the U.S. Government (including securities issued by government sponsored enterprises and by certain U.S. federal agencies and instrumentalities) and involve increased credit risk.


- LIQUIDITY RISK: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

-  JUNK BOND RISK:

      - HIGHER CREDIT RISK: Junk bonds (including crossover bonds) are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

      - HIGHER LIQUIDITY RISK: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

-  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK:

      -  Maturity Risk:

         - MORTGAGE-BACKED SECURITIES: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

         - When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

            - When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

         - COLLATERALIZED MORTGAGE OBLIGATIONS: The series may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the series may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

         - ASSET-BACKED SECURITIES: Asset-backed securities have prepayment risks similar to mortgage-backed securities.

      - CREDIT RISK: As with any fixed income security, mortgage-backed and asset-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government. Mortgage-backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.

-  DERIVATIVES RISK:

      - HEDGING RISK: When a derivative is used as a hedge against an opposite position that the series also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

      - CORRELATION RISK: When the series uses derivatives to hedge, it takes the risk that changes in the value of the derivative will not match those of the asset being hedged. Incomplete correlation can result in unanticipated losses.

      - INVESTMENT RISK: When the series uses derivatives as an investment vehicle to gain market exposure, rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment. The series is therefore directly exposed to the risks of that derivative. Gains or losses from derivative investments may be substantially greater than the derivative's original cost.

      - AVAILABILITY RISK: Derivatives may not be available to the series upon acceptable terms. As a result, the series may be unable to use derivatives for hedging or other purposes.

      - CREDIT RISK: When the series uses certain types of derivatives, it is subject to the risk that the other party to the agreement will not be able to perform.

- FOREIGN SECURITIES: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

      - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

      - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

      - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

      -  Foreign markets may be less liquid and more volatile than U.S. markets.

      - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

- EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

- ACTIVE OR FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

- NON-DIVERSIFIED STATUS RISK: Because the series may invest a higher percentage of its assets in a small number of issuers, the series is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

- As with any mutual fund, you could lose money on your investment in the series.

AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

   The series commenced investment operations with the offering of Initial Class shares on June 14, 1994 and subsequently offered Service Class shares on May 1, 2000. Service Class share performance includes the performance of the series Initial Class shares for any applicable periods prior to the offering of Service Class shares (blended performance). Because operating expenses of Service Class shares are higher than those of the Initial Class shares, this blended Service Class share performance is higher than it would have been had Service Class shares had been offered for the entire period. Past performance is no guarantee of future results. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).

BAR CHART

The bar chart shows changes in the annual total returns of the series' Service Class shares, assuming the reinvestment of distributions.

[CHART]

2000            4.48%
2001            4.56%
2002            8.19%
2003           10.10%
2004            7.54%


   During the period shown in the bar chart, the highest quarterly return was 4.57% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (1.70)% (for the calendar quarter ended June 30, 2004).

PERFORMANCE TABLE

This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the investment of distributions.


AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2004)



                                                                                1 YEAR         5 YEAR        10 YEAR
 Strategic Income Series--Service Class Shares                                    7.54%          6.95%             %
 Lehman Brothers Aggregate Bond Index#@@                                          4.34%          7.71%             %
 Citigroup World Government Bond Non-Dollar Hedged Index#@                       10.35%          8.79%             %
 Lehman Brothers High Yield Index#~                                              11.13%          6.97%             %
 JP Morgan Emerging Market Bond Index Global#@@@                                 11.73%         12.99%             %


----------

#    Source: Standard & Poor's Micropal, Inc.

~ The Lehman Brothers High Yield Index measures the performance of the high-yield bond market.
@ The Citigroup World Government Non-dollar Hedged Index measures the government bond markets around the world, ex-U.S.
@@ The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market.
@@@ The J.P. Morgan Emerging Markets Bond Index Global (the EMBI Global) tracks debt instruments in the emerging markets (includes a broader array of countries than the EMBI Plus).

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown, without these the results would have been less favorable.

-    PORTFOLIO MANAGER


William Adams is the portfolio manager of the series. Mr. Adams, an MFS Vice President, has been employed in the MFS investment management area since 1997 and has been the series' portfolio manager since July 2004.

12:  TOTAL RETURN SERIES

-    INVESTMENT OBJECTIVES

The series' main investment objective is to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital. Its secondary objective is to provide reasonable opportunity for growth of capital and income. These objectives may be changed without shareholder approval.

-    PRINCIPAL INVESTMENT POLICIES

The series is a "balanced fund," and invests in a combination of equity and fixed income securities. Under normal market conditions, the series invests:

- at least 40%, but not more than 75%, of its net assets in common stocks and related securities (referred to as equity securities), such as preferred stock; bonds, warrants or rights convertible into stock; and depositary receipts for those securities, and

-  at least 25% of its net assets in non-convertible fixed income securities.

The series may vary the percentage of its assets invested in any one type of security (within the limits described above) in accordance with MFS's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values.

Consistent with the series' principal investment policies the series may invest in foreign securities, and may have exposure to foreign currencies through its investment in these securities.

EQUITY INVESTMENTS. While the series may invest in all types of equity securities, MFS generally seeks to purchase for the series equity securities, such as common stocks, preferred stocks, convertible securities and depositary receipts, of companies that MFS believes are undervalued in the market relative to their long-term potential. The equity securities of these companies may be undervalued because:

-  they are viewed by MFS as being temporarily out of favor in the market due to

      -  a decline in the market,

      -  poor economic conditions,

      - developments that have affected or may affect the issuer of the securities or the issuer's industry, or

-  the market has overlooked them.

Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The series focuses on undervalued equity securities issued by companies with relatively large market capitalizations (i.e., market capitalizations of $5 billion or more).

As noted above, the series' investments in equity securities include convertible securities. A convertible security is a security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security generally provides:

-  a fixed income stream, and

- the opportunity, through its conversion feature, to participate in an increase in the market price of the underlying common stock.

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (including the equity portion of the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

FIXED INCOME INVESTMENTS. The series invests in securities which pay a fixed interest rate, which include:


- U.S. GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. government, one of its agencies or instrumentalities, or a government-sponsored enterprise. Certain U.S. Government securities in which the series may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the series may invest involve increased credit risk because they are backed only by the credit of a U.S. federal agency or government-sponsored enterprise, such as the Student Loan Marketing Association (Sallie Mae), the Federal Home Loan Banks (FHLBs), the Federal Home Loan Mortgage Corporation (Freddie Mac) or the Federal National Mortgage Association (Fannie Mae). Although government-sponsored enterprises such as Sallie Mae, FHLBs, Freddie Mac, and Fannie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.

- MORTGAGE-BACKED AND ASSET-BACKED SECURITIES, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables. These investments entitle the series to a share of the principal and interest payments made on the underlying mortgage, car loan, or credit card. For example, if the series invests in a pool that includes your mortgage loan, a share of the principal and interest payments on your mortgage would pass to the series, and

- CORPORATE BONDS, which are bonds or other debt obligations issued by corporations or other similar entities, including lower rated securities commonly referred to as junk bonds.

In selecting fixed income investments for the series, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed-income oriented series (including the fixed-income portion of the series) as a tool in making or adjusting a series' asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed-income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

-    PRINCIPAL RISKS OF AN INVESTMENT

The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

The principal risks of investing in the series are:

- ALLOCATION RISK: The series will allocate its investments between equity and fixed income securities, and among various segments of the fixed income markets, based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

- FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

      - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

      - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

      - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

      -  Foreign markets may be less liquid and more volatile than U.S. markets.

      - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

- MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

- UNDERVALUED SECURITIES RISK: Prices of securities react to the economic condition of the company that issued the security. The series' equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. MFS will invest in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.

- INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

- CONVERTIBLE SECURITIES RISK: Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

- MATURITY RISK: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

- CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government.

-  JUNK BOND RISK:

      - HIGHER CREDIT RISK: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

      - HIGHER LIQUIDITY RISK: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

- LIQUIDITY RISK: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

-  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES:

      -  MATURITY RISK:

         - MORTGAGE-BACKED SECURITIES: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

            - When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

            - When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

         - COLLATERALIZED MORTGAGE OBLIGATIONS: The series may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the series may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

         - ASSET-BACKED SECURITIES: Asset-backed securities have prepayment risks similar to mortgage-backed securities.

      - CREDIT RISK: As with any fixed income security, mortgage-backed and asset-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government. Mortgage-backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.

- As with any mutual fund, you could lose money on your investment in the series.

AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

   The series commenced investment operations with the offering of Initial Class shares on January 3, 1995 and subsequently offered Service Class shares on May 1, 2000. Service Class share performance includes the performance of the series Initial Class shares for any applicable periods prior to the offering of Service Class shares (blended performance). Because operating expenses of Service Class shares are higher than those of the Initial Class shares, this blended Service Class share performance is higher than it would have been had Service Class shares had been offered for the entire period. Past performance is no guarantee of future results. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).

BAR CHART

The bar chart shows changes in the annual total returns of the series' Service Class shares, assuming the reinvestment of distributions.

[CHART]

2000             15.84%
2001              0.02%
2002             (5.35%)
2003             16.00%
2004             11.03%

   During the period shown in the bar chart, the highest quarterly return was 10.27% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (7.97)% (for the calendar quarter ended September 30, 2002).

PERFORMANCE TABLE

This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.


AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2004)



                                                      1 YEAR         5 YEAR          LIFE*
 Total Return Series--Service Class Shares             11.03%          7.15%         11.20%
 Standard & Poor's 500 Stock Index**~                  10.87%         (2.30)%        12.07%
 Lehman Brothers Aggregate Bond Index**@                4.34%          7.71%          7.72%


----------

* Series performance figures are for the period from the commencement of the series' investment operations, January 3, 1995, through December 31, 2004. Index returns are from January 1, 1995.

**   Source: Standard & Poor's Micropal, Inc.
~ The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market.
@ The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown, without these the results would have been less favorable.

-    PORTFOLIO MANAGERS


The fund is managed by a team of portfolio managers headed by Brooks Taylor. The team is comprised of Kenneth J. Enright, Steven R. Gorham, Constantinos G. Mokas and Michael W. Roberge, each a Senior Vice President of the adviser, and William
J. Adams, Edward B. Baldini, William P. Douglas, Alan T. Langsner and Katrina Mead, each a Vice President of the adviser. Mr. Taylor has been a portfolio manager of the fund since February 2004 and has been employed in the investment management area of the adviser since 1996. Mr. Enright has been a portfolio manager of the fund since 1999 and has been employed in the investment management area of the fund since 1986. Mr. Gorham has been a portfolio manager of the fund since 2002 and has been employed in the investment management area of the adviser since 1992. Mr. Mokas has been a portfolio manager of the fund since 1998 and has been employed in the investment management area of the adviser since 1990. Mr. Roberge has been a portfolio manager of the fund since 2002 and has been employed in the investment management area of the adviser since 1996. Mr. Adams has been a portfolio manager of the fund since February 2004 and has been employed in the investment management area of the adviser since 1997. Mr. Baldini has been a portfolio manager of the fund since July 2004 and has been employed in the investment management area of the adviser since 2000. Prior to joining MFS, Mr. Baldini was a Senior Vice President at Scudder Kemper Investments. Mr. Douglas has been a portfolio manager of the fund since October 26, 2004 and has been employed in the investment management area of the adviser since 2004. Prior to joining MFS, Mr. Douglas was a Vice President and Senior Mortgage Analyst at Wellington Management Company, LLP. Mr. Langsner has been a portfolio manager of the fund since July 2004 and has been employed in the investment management area of the adviser since 1999. Ms. Mead has been a portfolio manager of the fund since July 2004 and has been employed in the investment management area of the adviser since 1997.


Members of the team may change from time to time, and a current list of team members is available by calling MFS at the telephone number listed in the back of this prospectus.

13:  UTILITIES SERIES

-    INVESTMENT OBJECTIVE

The series' investment objective is to seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities). This objective may be changed without shareholder approval.

-    PRINCIPAL INVESTMENT POLICIES

The series invests, under normal market conditions, at least 80% of its net assets in equity and debt securities of domestic and foreign companies (including emerging markets) in the utilities industry. MFS considers a company to be in the utilities industry if, at the time of investment, MFS determines that a substantial portion of the company's assets or revenues are derived from one or more utilities. Securities in which the series invests are not selected based upon what sector of the utilities industry a company is in (i.e., electric, gas, telecommunications) or upon a company's geographic region. Companies in the utilities industry include:

- companies engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services; and

- companies engaged in telecommunications, including telephone, cellular telephone, telegraph, satellite, microwave, cable television and other communications media (but not companies engaged in public broadcasting).

The series is a non-diversified mutual fund. This means that the series may invest a relatively high percentage of its assets in one or a few issuers.

The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

EQUITY INVESTMENTS. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (including the equity portion of the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts. In performing this analysis and selecting securities for the series, MFS places particular emphasis on each of the following factors:

-  the current regulatory environment;

-  the strength of the company's management team; and

- the company's growth prospects and valuation relative to its long-term potential.

Equity securities purchased by the series consist of common stocks, preferred stocks, convertible securities and depositary receipts. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets.

As noted above, the series' investments in equity securities include convertible securities. A convertible security is a security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security generally provides:

-  a fixed income stream, and

- the opportunity, through its conversion feature, to participate in an increase in the market price of the underlying common stock.

FIXED INCOME INVESTMENTS. The series invests in securities which pay a fixed interest rate. These securities include:

- CORPORATE BONDS, which are bonds or other debt obligations issued by corporations or similar entities, including lower rated bonds, commonly known as junk bonds, which are bonds assigned low credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable in quality to lower rated bonds;

- MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES, which are securities that represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables. These investments entitle the series to a share of the principal and interest payments made on the underlying mortgage, car loan, or credit card. For example, if the series invested in a pool that included your mortgage loan, a share of the principal and interest payments on your mortgage would pass to the series;


- U.S. GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. government, one of its agencies or instrumentalities, or a government-sponsored enterprise. Certain U.S. Government securities in which the series may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the series may invest involve increased credit risk because they are backed only by the credit of a U.S. federal agency or government-sponsored enterprise, such as the

   Student Loan Marketing Association (Sallie Mae), the Federal Home Loan Banks (FHLBs), the Federal Home Loan Mortgage Corporation (Freddie Mac) or the Federal National Mortgage Association (Fannie Mae). Although government-sponsored enterprises such as Sallie Mae, FHLBs, Freddie Mac, and Fannie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.


- JUNK BONDS, which are bonds assigned low credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable to lower rated bonds.

In selecting fixed income investments for the series, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed-income oriented series (including the fixed-income portion of the series) as a tool in making or adjusting a series' asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed-income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

FOREIGN SECURITIES. The series invests in foreign securities (including emerging markets securities) such as:

-  equity securities of foreign companies in the utilities industry,

-  fixed income securities of foreign companies in the utilities industry, and

-  fixed income securities issued by foreign governments.

These investments may expose the series to foreign currencies.

-    PRINCIPAL RISKS OF AN INVESTMENT

The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

The principal risks of investing in the series are:

- CONCENTRATION RISK: The series' investment performance will be closely tied to the performance of utility companies. Many utility companies, especially electric and gas and other energy related utility companies, are subject to various uncertainties, including:

      -  risks of increases in fuel and other operating costs;

      - restrictions on operations and increased costs and delays as a result of environmental and nuclear safety regulations;

      -  coping with the general effects of energy conservation;

      - technological innovations which may render existing plants, equipment or products obsolete;

      -  the potential impact of natural or man-made disasters;

      - difficulty obtaining adequate returns on invested capital, even if frequent rate increases are approved by public service commissions;

      -  the high cost of obtaining financing during periods of inflation;

      - difficulties of the capital markets in absorbing utility debt and equity securities; and

      -  increased competition.

For example, electric utilities in California have experienced financial difficulties recently related to changes in regulations and price volatility in the oil and natural gas markets. Similar difficulties could arise for other types of utilities or in other regions.

Furthermore, there are uncertainties resulting from certain telecommunications companies' diversification into new domestic and international businesses as well as agreements by many such companies linking future rate increases to inflation or other factors not directly related to the active operating profits of the enterprise. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions. These price movements may have a larger impact on the series than on a series with a more broadly diversified portfolio.

- REGULATION AND DEREGULATION: The value of utility company securities may decline because governmental regulation controlling the utilities industry can change. This regulation may prevent or delay the utility company from passing along cost increases to its customers. Furthermore, regulatory authorities may not grant future rate increases. Any increases granted may not be adequate to permit the payment of dividends on common stocks. Deregulation in some markets has resulted in increased costs and competition for utilities companies and great volatility in those companies' securities prices.

- MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

- COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

- INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

- CONVERTIBLE SECURITIES RISK: Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

- MATURITY RISK: Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.


- CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that many U.S. Government securities in which the series may invest are not supported by the full faith and credit of the U.S. Government (including securities issued by government sponsored enterprises and by certain U.S. federal agencies and instrumentalities) and involve increased credit risk.


-  JUNK BOND RISK

      - HIGHER CREDIT RISK: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

      - HIGHER LIQUIDITY RISK: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

-  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK

      -  MATURITY RISK:

         - MORTGAGE-BACKED SECURITIES: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

            - When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed income securities when interest rates fall.

            - When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

         - COLLATERALIZED MORTGAGE OBLIGATIONS: The series may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the series may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

         - ASSET-BACKED SECURITIES: Asset-backed securities have prepayment risks similar to mortgage-backed securities.

      - CREDIT RISK: As with any fixed income security, mortgage-backed and asset-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government. Mortgage-backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.

- FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

      - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

      - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

      - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

      -  Foreign markets may be less liquid and more volatile than U.S. markets.

      - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

- EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

- NON-DIVERSIFIED STATUS RISK: Because the series may invest a higher percentage of its assets in a small number of issuers, the series is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

- ACTIVE OR FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

- As with any mutual fund, you could lose money on your investment in the series.

AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

   The series commenced investment operations with the offering of Initial Class shares on January 3, 1995 and subsequently offered Service Class shares on May 1, 2000. Service Class share performance includes the performance of the series Initial Class shares for any applicable periods prior to the offering of Service Class shares (blended performance). Because operating expenses of Service Class shares are higher than those of the Initial Class shares, this blended Service Class share performance is higher than it would have been had Service Class shares had been offered for the entire period. Past performance is no guarantee of future results. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).

BAR CHART

The bar chart shows changes in the annual total returns of the series' Service Class shares, assuming the reinvestment of distributions.

[CHART]

2000                 7.07%
2001               (24.44%)
2002               (22.90%)
2003                35.57%
2004                29.84%

   During the period shown in the bar chart, the highest quarterly return was 20.16% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (16.41)% (for the calendar quarter ended September 30, 2001).

PERFORMANCE TABLE

This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the investment of distributions.


AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2004)



                                                   1 YEAR         5 YEAR          LIFE*
Utilities Series--Service Class Shares              29.84%          1.89%         13.50%
Standard & Poor's 500 Utilities Index**~            24.28%          3.73%          8.16%


----------

* Series performance figures are for the period from the commencement of the series' investment operations on January 3, 1995, through December 31, 2004. Index returns are from January 1, 1995.

** The Standard & Poor's 500 Utilities Index measures the performance of the utility sector.
~    Source: Standard & Poor's Micropal, Inc.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown, without these the results would have been less favorable.

-    PORTFOLIO MANAGER

Maura A. Shaughnessy, an MFS Senior Vice President, has been employed in the MFS investment management area since 1991. Ms. Shaughnessy has been the series' portfolio manager since its inception.

14:  VALUE SERIES

-    INVESTMENT OBJECTIVE

The series' investment objective is to seek capital appreciation and reasonable income. This objective may be changed without shareholder approval.

-    PRINCIPAL INVESTMENT POLICIES

The series invests, under normal market conditions, at least 65% of its net assets in income producing equity securities of companies which the adviser believes are undervalued in the market relative to their long term potential. Equity securities include common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. While the series may invest in companies of any size, the series generally focuses on undervalued companies with large market capitalizations. The equity securities of these companies may be undervalued because:

-  they are temporarily out of favor in the market due to

      -  a decline in the market

      -  poor economic conditions

      - developments that have affected or may affect the issuer of the securities or the issuer's industry

-  the market has overlooked them.

Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The series seeks to achieve a gross yield that exceeds that of the Standard & Poor's 500 Composite Stock Index. Equity securities may be listed on a securities exchange or traded in the over-the-counter (OTC) markets.

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

The series may invest in foreign securities through which it may have exposure to foreign currencies.

-    PRINCIPAL RISKS OF AN INVESTMENT

The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objectives, that are not described here.

The principal risks of investing in the series are:

- MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

- UNDERVALUED SECURITIES RISK: The series may invest in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise as expected or may fall.

- LARGE CAP COMPANIES RISK: Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potential lower risk, the series' value may not rise as much as the value of series that emphasize smaller cap companies.

- INTEREST RATE RISK: Income producing equity securities may react like fixed income securities to changes in interest rates. Thus, when interest rates rise, the prices of income producing equity securities may fall. Conversely, a decrease in interest rates may cause these securities to increase in value.

- FOREIGN MARKETS RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

      - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

      - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

      - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

      -  Foreign markets may be less liquid and more volatile than U.S. markets.

      - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

- OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying and selling these stocks at prevailing market prices.

- As with any mutual fund, you could lose money on your investment in the series.

AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-    BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

   The series commenced investment operations with the offering of Initial Class shares on January 3, 1995 and subsequently offered Service Class shares on May 1, 2000. Service Class share performance includes the performance of the series Initial Class shares for any applicable periods prior to the offering of Service Class shares (blended performance). Because operating expenses of Service Class shares are higher than those of the Initial Class shares, this blended Service Class share performance is higher than it would have been had Service Class shares had been offered for the entire period. Past performance is no guarantee of future results. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).

BAR CHART

The bar chart shows changes in the annual total returns of the series' Service Class shares, assuming the reinvestment of distributions.

[CHART]

2003           24.71%
2004           14.82%

   During the period shown in the bar chart, the highest quarterly return was 14.96% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (6.38)% (for the calendar quarter ended March 31, 2003).

PERFORMANCE TABLE

This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.


AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2004)



                                                       1 YEAR          LIFE*
Value Series--Service Class Shares                      14.82%          7.28%
Russell 1000 Value Index**~                             16.49%          8.57%


----------

* Series performance figures are for the period from the commencement of the series' investment operations, January 2, 2002, through December 31, 2004. Index returns are from January 1, 2002.

**   Source: Standard & Poor's Micropal, Inc.
~ The Russell 1000 Value Index measures the performance of Large-Cap U.S. Value Stocks.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown, without these the results would have been less favorable.


-    PORTFOLIO MANAGERS

The series is managed by a team of portfolio managers comprised of Steven R. Gorham, a Senior Vice President of the adviser, and Edward B. Baldini, a Vice President of the adviser. Mr. Gorham has been a portfolio manager of the series since 2002 and has been employed in the investment management area of the adviser since 1992. Mr. Baldini has been a portfolio manager of the series since 2004, and has been employed in the investment management area of the adviser since 2000. Prior to joining MFS, Mr. Baldini was a Senior Vice President at Scudder Kemper Investments.

     As a member of the portfolio management team, Mr. Baldini generally contributes to the day-to-day management of the fund's portfolio through such means as advising as to portfolio construction, assessing portfolio risk, managing daily cash flow in accordance with portfolio holdings as well as advising as to making investment decisions during periods when other portfolio management team members are unavailable, but does not generally determine which securities to purchase or sell for the fund. The degree to which Mr. Baldini may perform these functions, and the nature of these functions, may change from time to time.

     Team members may change from time to time, and a current list of team members is available by calling MFS at the telephone number listed on the back of the prospectus.

III  CERTAIN INVESTMENT STRATEGIES AND RISKS

-    FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS

Each series may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the series and therefore are not described in this prospectus. The types of securities and investment techniques and practices in which a series may engage, including the principal investment techniques and practices described above, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the trust's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting MFS Service Center, Inc. (see back cover for address and phone number).

-    TEMPORARY DEFENSIVE POLICIES

Each series may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While a series invests defensively, it may not be able to pursue its investment objective. A series defensive investment position may not be effective in protecting its value.

-    ACTIVE OR FREQUENT TRADING

Each series may engage in active or frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a series with less active trading policies. Frequent trading also increases transaction costs, which could detract from the series' performance.

IV   MANAGEMENT OF THE SERIES

-    INVESTMENT ADVISER


Massachusetts Financial Services Company (referred to as MFS or the adviser) is the investment adviser to each series. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $146.4 billion as of December 31, 2004. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

MFS provides investment management and related administrative services and facilities to each series, including portfolio management and trade execution. For these services, each series pays MFS an annual management fee, based on average daily net assets, as set forth in its Investment Advisory Agreement:



MFS Research Bond Series                                [  ]%
MFS Capital Opportunities Series                        0.75%
MFS Emerging Growth Series                              0.75%
MFS Global Equity Series                                1.00%
MFS High Income Series                                  0.75%
MFS Investors Growth Stock Series                       0.75%
MFS Investors Trust Series                              0.75%
MFS Mid Cap Growth Series                               0.75%
MFS Money Market Series                                 0.50%
MFS New Discovery Series                                0.90%
MFS Research Series                                     0.75%
MFS Strategic Income Series                             0.75%
MFS Total Return Series                                 0.75%
MFS Utilities Series                                    0.75%
MFS Value Series                                        0.75%



MFD or one or more of its affiliates (for purposes of this section only, collectively, "MFD"), out of their own resources, may make additional cash payments to insurance companies and plan sponsors to whom shares of the series are offered (collectively, together with their affiliates, "Record Owners") as incentives to market the series or to cooperate with MFD's promotional efforts or in recognition of their marketing and/or administrative support. This compensation, which is paid by MFD, is not reflected in the fees and expenses listed in the fee table section of the series' prospectus. In the case of any one Record Owner, marketing and administrative support payments generally will not exceed 0.25% of the total assets of the series attributable to the Record Owner, on an annual basis. This restriction is subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, MFD may pay or allow other promotional incentives or payments to Record Owners.

These payments may provide an additional incentive to Record Owners to actively promote the series or cooperate with MFD's promotional efforts. Depending on the arrangements in place at any particular time, a Record Owner may have a financial incentive to recommend a particular series or a share class. You can find further details in the SAI about the payments made by MFD and the services provided by Record Owners. In addition, you can ask your Record Owner for information about any payments it receives from MFD and any services provided, as well as about any fees and/or commissions it charges in addition to those disclosed in this prospectus. Record Owners that market the series may also act as, or be affiliated with, a broker or dealer in connection with a series' purchase or sale of portfolio securities. However, the series and MFS do not consider a Record Owner's purchases of shares of a series as a factor when choosing brokers or dealers to effect portfolio transactions for the series.

DISCLOSURE OF PORTFOLIO HOLDINGS. The MFS funds have established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the Statement of Additional Information. In addition, by clicking on "Mutual Funds" on the MFS website, the following information is generally available to you:



INFORMATION                                                        APPROXIMATE DATE OF POSTING TO WEBSITE
---------------------------------------------------------------------------------------------------------
Series' top 10 securities holdings as of each month's end          14 days after month end
Series' full securities holdings as of each month's end            29 days after month end



   Note that the funds or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the website until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.


-    ADMINISTRATOR

MFS provides each series with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by each series for a portion of the costs it incurs in providing these services.

-    DISTRIBUTOR

MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the series.

-    SHAREHOLDER SERVICING AGENT

MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for each series, for which it receives compensation from each series.

V    DESCRIPTION OF SHARES

The trust offers two classes of shares--initial class shares and service class shares (except the Money Market Series that only offers initial class shares and therefore is not available through this service class prospectus). Service class shares, which bear a Rule 12b-1 distribution fee, are offered through this prospectus. Over time, these fees will increase the cost of your shares and may cost you more than paying other type of sale charges. Initial class shares are available through a separate prospectus. If you would like to receive a copy of this other prospectus, please call the MFS Service Center at the telephone number referenced at the back of this document. These shares are offered to separate accounts established by insurance companies in order to serve as investment vehicles for variable annuity and variable life insurance contracts. The trust also offers shares of each of its series to qualified pension and retirement plans. All purchases, redemptions and exchanges of shares are made through these insurance company separate accounts and plans, which are the record owner of the shares. Contract holders and plan beneficiaries seeking to purchase, redeem or exchange interests in the trust's shares should consult with the insurance company which issued their contracts or their plan sponsor.

VI   OTHER INFORMATION

-    PRICING OF SERIES' SHARES

The price of each class of the series' shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). Net asset value per share is computed by dividing the net assets allocated to each share class by the number of series shares outstanding for that class. On holidays or other days (such as Good Friday) when the New York Stock Exchange is closed, net asset value is not calculated, and the series' do not transact purchase, exchange or redemption orders.

To determine net asset value, each series values its assets at current market prices where current market prices are readily available (certain short term debt instruments are valued at amortized cost), or at fair value as determined by the adviser under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. For example, in valuing securities that trade principally on foreign markets, events reasonably determined to be significant (such as certain movements in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the series' valuation time that may impact the value of securities traded in these foreign markets. In these cases, the series may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the series' valuation time. Fair valuation of foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Certain series invest in securities which are primarily listed on foreign exchanges that trade on weekends and other days when the series does not price its shares. Therefore, the value of these series' shares may change on days when you will not be able to purchase or redeem their shares.

Insurance companies and plan sponsors are the designees of the trust for receipt of purchase, exchange and redemption orders from contractholders and plan beneficiaries. An order submitted to the trust's designee by the valuation time will receive the net asset value next calculated; provided that the trust receives notice of the order generally by 9:30 a.m. eastern time on the next day on which the New York Stock Exchange is open for trading.

-    DISTRIBUTIONS

Each series intends to pay substantially all of its net income (including any realized net capital and net foreign currency gains) to shareholders as dividends at least annually.

-    TAX CONSIDERATIONS

The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in a series may have on your tax situation. Each series of the trust is treated as a separate corporation for federal tax purposes. As long as a series qualifies for treatment as a regulated investment company (which each series has done in the past and intends to do in the future), it pays no federal income tax on the net earnings and net realized gains it distributes to shareholders. In addition, each series also intends to continue to diversify its assets to satisfy the federal diversification tax rules applicable to separate accounts that fund variable insurance and annuity contracts.

Shares of the series are offered to insurance company separate accounts and to qualified retirement and pension plans. You should consult with the insurance company that issued your contract or your plan sponsor to understand the federal tax treatment of your investment.


-    RIGHT TO REJECT OR RESTRICT SHARE TRANSACTION ORDERS

RIGHT TO REJECT OR RESTRICT SHARE TRANSACTION ORDERS. Purchases and exchanges should be made primarily for investment purposes. The series are not designed to accommodate excessive trading practices. Subject to the limitations discussed below, and to oversight by the Board of Trustees, MFS seeks to monitor and enforce this policy pursuant to procedures adopted by MFS.

-    EXCESSIVE TRADING PRACTICES

PURCHASE AND EXCHANGE LIMITATION POLICIES. As a matter of policy adopted by the Trustees, the series reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions deemed to represent excessive trading (e.g., trading, which in the reasonable judgment of the series' or its agents, may disrupt portfolio investment strategies or otherwise adversely affect the series). This policy applies to transactions accepted by an insurance company or retirement plan sponsor through which the transaction is placed. In the event that the series reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The series reserve the right to delay for up to one business day the processing of exchange requests in the event that, in the series' or their agents' judgment, such delay would be in the series' best interest, in which case both the redemption and purchase side of the exchange will receive the series' net asset value at the conclusion of the delay period.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the series or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the series and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the series receive purchase, exchange and redemption orders from insurance companies and retirement plans which maintain omnibus accounts with the series. Omnibus account arrangements are common forms of holding shares of a series, particularly among insurance companies offering variable insurance products and retirement plans. These arrangements often permit the intermediaries to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the particular shareholder(s) is not known to a series or its agents. Therefore, the ability of the series or its agents to detect excessive trading practices with respect to shares held through omnibus arrangements is limited, and trading patterns representing a significant percentage of shareholders' account activity may not be monitored by the series or its agents. The insurance company through which you purchased your variable annuity or variable life contract may impose transfer limitations and other limitations designed to curtail excessive trading. Please refer to your variable annuity or variable life contract for details.

EXCESSIVE TRADING RISKS. To the extent that the series or their agents are unable to curtail excessive trading practices in a series, these practices may interfere with the efficient management of the series' portfolio, and may result in the series engaging in certain activities to a greater extent then it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the series' operating costs and decrease the series' investment performance, and maintenance of a high level of cash balances would likewise result in lower series investment performance during periods of rising markets.

For series that significantly invest in foreign securities traded on markets which may close prior to when the series determines its net asset value (referred to as valuation time), excessive trading by certain shareholders may cause dilution in the value of series shares held by other shareholders. Because events may occur after the close of these foreign markets and before the series' valuation time that influence the value of these foreign securities, investors may seek to trade shares in an effort to benefit from their understanding of the value of these foreign securities as of the series' valuation time (referred to as price arbitrage). The series have procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what they believe to be the fair value of the securities as of the series' valuation time. To the extent that a series does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of shares of that series held by other shareholders.

For series that significantly invest in high yield (commonly known as junk bonds) or small cap equity securities, because these securities are often infrequently traded, investors may seek to trade series shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the series' portfolio to a greater degree than series which invest in highly liquid securities, in part because the series may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of series shares held by other shareholders.


-    IN-KIND DISTRIBUTIONS

The series have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the series makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash, and the securities may increase or decrease in value until you sell them. The series do not expect to make in-kind distributions.

-    UNIQUE NATURE OF SERIES

MFS may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the series, and which may be managed by the series' portfolio manager(s). While a series may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a series and these similar products, including differences in sales charges, expense ratios and cash flows.

-    POTENTIAL CONFLICTS

Shares of the series are offered to the separate accounts of insurance companies that may be affiliated or unaffiliated with MFS and each other ("shared funding") and may serve as the underlying investments for both variable annuity and variable life insurance contracts ("mixed funding"). Due to differences in tax treatment or other considerations, the interests of various contract owners might at some time be in conflict. The trust currently does not foresee any such conflict. Nevertheless, the board of trustees which oversees the series intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more separate accounts of the insurance companies might be required to withdraw its investments in one or more series. This might force a series to sell securities at disadvantageous prices.

VII  FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the series' financial performance for the past five years, or, if a series has not been in operation that long, since the time it commenced investment operations. Certain information reflects financial results for a single series' share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in a series (assuming reinvestment of all distributions). The per share data in the financial highlights tables, including total returns, do not reflect fees and charges imposed under the variable annuity and variable life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce total return. This information has been audited by the trust's independent registered public accounting firm, whose report, together with the trust's financial statements, are included in the trust's Annual Report to shareholders. The series' Annual Report is available upon request by contacting MFSC (see back cover for address and telephone number). The financial statements contained in the Annual Report are incorporated by reference into the SAI. The trust's independent registered public accounting firm is [Auditor].

1.   RESEARCH BOND SERIES (FORMERLY BOND SERIES)--SERVICE CLASS


                                                                YEAR ENDED DECEMBER 31,                         PERIOD ENDED
                                                --------------------------------------------------------        DECEMBER 31,
SERVICE CLASS SHARES                                 2003                2002                 2001                  2000*
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period          $         11.81     $         11.50      $         11.29       $         10.43
                                                ---------------     ---------------      ---------------       ---------------
Income from investment operations#^^^ --
  Net investment income^^                       $          0.54     $          0.53      $          0.73       $          0.49
  Net realized and unrealized gain on
     investments and foreign currency                      0.51                0.43**               0.21                  0.37**
                                                ---------------     ---------------      ---------------       ---------------
        Total from investment operations        $          1.05     $          0.96      $          0.94       $          0.86
                                                ---------------     ---------------      ---------------       ---------------
Less distributions declared to shareholders
  from net investment income                    $         (0.70)    $         (0.65)     $         (0.73)      $            --
                                                ---------------     ---------------      ---------------       ---------------
Net asset value -- end of period                $         12.16     $         11.81      $         11.50       $         11.29
                                                ---------------     ---------------      ---------------       ---------------
Total return                                               9.14%               8.81%                8.68%                 8.92%~~
Ratios (to average net assets)/Supplemental
  data^^:
  Expenses##                                               1.01%               1.00%                0.95%                 0.95%~
  Net investment income^^^                                 4.53%               5.17%                6.23%                 6.83%~
Portfolio turnover                                          116%                132%                 281%                  303%
Net assets at end of period (000 Omitted)       $         2,419     $           419      $             0***    $             0***

^^ MFS has contractually agreed, subject to reimbursement, to bear a portion of the series "Other Expenses", which are defined as the series' operating expenses, exclusive of management, distribution and certain other fees and expenses, such that Other Expenses do not exceed 0.15% annually. This arrangement is effected by MFS bearing all of the series' Other Expenses during the series' fiscal year and the series paying MFS an expense reimbursement fee not greater than 0.15% of average daily net assets for Service Class. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. This agreement will terminate on the earlier of December 31, 2004 or such date as all expenses previously borne by MFS under the agreement have been paid by the series. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

  Net investment income                         $          0.52     $          0.51      $          0.68       $          0.48
  Ratios (to average net assets):
     Expenses##                                            1.19%               1.17%                1.19%                 1.10%+
     Net investment income                                 4.34%               5.00%                5.99%                 6.68%+

^^^ As required effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.06%. Per share, ratios, and supplemental data for the periods prior to January 1, 2001 have not ben restated to reflect this change in presentation.

----------
* For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.
** The per share data is not in accord with the net realized and unrealized gain for the period because of the timing of sales of series shares and the amount of per share realized and unrealized gains and losses at such time.
***  Service Class net assets were less than $500.
~    Annualized.
~~   Not annualized.
#    Per share data are based on average shares outstanding.
##   Ratios do not reflect reductions from fees paid indirectly.

2.   CAPITAL OPPORTUNITIES SERIES--SERVICE CLASS

                                                                YEAR ENDED DECEMBER 31,                         PERIOD ENDED
                                                --------------------------------------------------------        DECEMBER 31,
SERVICE CLASS SHARES                                 2003                2002                 2001                  2000*
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period          $          9.48     $         13.51       $        19.24       $         21.48
                                                ---------------     ---------------       --------------       ---------------
Income from investment operations# --
  Net investment income (loss)^^                $          0.02     $         (0.00)~~~   $        (0.02)      $         (0.02)
  Net realized and unrealized gain (loss) on
     investments and foreign currency                      2.55               (4.03)               (4.31)                (2.22)
                                                ---------------     ---------------       --------------       ---------------
        Total from investment operations        $          2.57     $         (4.03)      $        (4.33)      $         (2.24)
                                                ---------------     ---------------       --------------       ---------------
Less distributions declared to shareholders --
  From net realized gain on investments and
     foreign currency transactions              $            --     $            --       $        (1.33)      $            --
  In excess of net realized gain on
     investments and foreign currency
     transactions                                            --                  --                (0.07)                   --
                                                ---------------     ---------------       --------------       ---------------
        Total distributions declared to
          shareholders                          $            --     $            --       $        (1.40)      $            --
                                                ---------------     ---------------       --------------       ---------------
Net asset value -- end of period                $         12.05     $          9.48       $        13.51       $         19.24
                                                ---------------     ---------------       --------------       ---------------
Total return                                              27.11%             (29.83)%             (23.68)%              (11.86)%~~
Ratios (to average net assets)/Supplemental
  data^^:
  Expenses##                                               1.15%               1.13%                1.11%                 1.12%~
  Net investment income (loss)                             0.20%              (0.01)%              (0.14)%               (0.11)%~
Portfolio turnover                                           65%                105%                 102%                  109%
Net assets at end of period (000 Omitted)       $        12,214     $         7,992       $       11,197       $         8,201

^^ MFS has contractually agreed, subject to reimbursement, to bear a portion of the series' "Other Expenses", which are defined as the series' operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.15% annually. This arrangement is effected by MFS bearing all of the series' Other Expenses during the series' fiscal year, and the series paying MFS an expense reimbursement fee not greater than 0.15% of average daily net assets for Service Class shares. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. This agreement will terminate on the earlier of December 31, 2004 or such date as all expenses previosuly borne by MFS under the agreement have been paid by the series. To the extent actual expenses were over/under this limitation, the net investment income (loss) per share and the ratios would have been:

  Net investment income (loss)                  $          0.02**   $         (0.00)~~~** $        (0.03)      $         (0.01)
  Ratios (to average net assets):
     Expenses##                                            1.19%               1.16%                1.16%                 1.11%~
     Net investment income (loss)                          0.16%              (0.04)%              (0.19)%               (0.10)%~

----------
* For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.
~    Annualized.
~~   Not annualized.
~~~  Per share amount was less than $(0.01).
**   The waiver impact per share amount was less than $0.01.
#    Per share data are based on average shares outstanding.
##   Ratios do not reflect reductions from fees paid indirectly.

3.   EMERGING GROWTH SERIES--SERVICE CLASS

                                                                YEAR ENDED DECEMBER 31,                         PERIOD ENDED
                                                --------------------------------------------------------        DECEMBER 31,
SERVICE CLASS SHARES                                 2003                2002                 2001                  2000*
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period          $         11.86     $         17.93      $         28.83       $    35.70
                                                ---------------     ---------------       --------------       ----------
Income (loss) from investment operations# --
  Net investment income (loss)                  $         (0.06)    $         (0.07)     $         (0.08)      $     0.00(~~~~)(^^)
  Net realized and unrealized gain (loss) on
     investments and foreign currency                      3.61               (6.00)               (9.42)           (6.87)
                                                ---------------     ---------------       --------------       ----------
        Total from investment operations        $          3.55     $         (6.07)     $         (9.50)      $    (6.87)
                                                ---------------     ---------------       --------------       ----------
Less distributions declared to shareholders --
  From net investment income                     $           --     $            --      $         (1.04)      $       --
  In excess of net realized gain on
     investments and foreign currency
     transactions                                            --                  --                (0.36)              --
                                                ---------------     ---------------       --------------       ----------
        Total distributions declared to
          shareholders                                       --     $            --      $         (1.40)      $       --
                                                ---------------     ---------------       --------------       ----------
Net asset value -- end of period                $         15.41     $         11.86      $         17.93       $    28.83
                                                ---------------     ---------------       --------------       ----------
Total return                                              29.93%**           (33.85)%             (33.62)%         (19.66)%~~
Ratios (to average net assets)/Supplemental
  data:
  Expenses##                                               1.12%               1.09%                1.07%            1.05%~
  Net investment income (loss)                            (0.47)%             (0.46)%              (0.40)%           0.01%~
Portfolio turnover                                          103%                111%                 231%             200%
Net assets at end of period (000 Omitted)       $        27,771     $        16,977      $        23,303       $   15,826

----------
* For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.
** The series' total return calculation includes proceeds received on March 26, 2003 from a non-recurring litigation settlement recorded as a realized gain on investment transactions. The proceeds resulted in an increase in net asset value of $0.09 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the series' ending net asset value per share, the total return for the year ended December 31, 2003 would have been 29.18%.
~    Annualized.
~~   Not annualized.
#    Per share data are based on average shares outstanding.
##   Ratios do not reflect reductions from fees paid indirectly.
~~~~ Per share amount was less than $0.01.
^^ The per share amount is not in accordance with the net realized and unrealized loss for the period because of the timing of sales of series shares and the amount of per share realized and unrealized gains and losses at such time.

4.   GLOBAL EQUITY SERIES--SERVICE CLASS

                                                          YEAR ENDED DECEMBER 31,             PERIOD ENDED
                                                -------------------------------------------   DECEMBER 31,
SERVICE CLASS SHARES                               2003            2002             2001          2000*
----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period          $     8.57      $     9.72       $    10.79     $  11.69
                                                ----------      ----------       ----------     --------
Income from investment operations# --
  Net investment income^^                       $     0.13      $     0.01       $     0.06     $   0.05
  Net realized and unrealized gain (loss)
     on investments and foreign currency              2.29           (1.14)           (1.11)       (0.75)
                                                ----------      ----------       ----------     --------
        Total from investment operations        $     2.42      $    (1.13)      $    (1.05)    $  (0.70)
                                                ----------      ----------       ----------     --------
Less distributions declared to shareholders --
  From net investment income                    $       --      $    (0.02)      $    (0.01)    $  (0.04)
  From net realized gain on investments and
     foreign currency transactions                      --              --               --        (0.10)
  In excess of net realized gain on
     investments and foreign currency
     transactions                                       --              --            (0.01)       (0.06)
                                                ----------      ----------       ----------     --------
        Total distributions declared to
          shareholders                          $       --      $    (0.02)      $    (0.02)    $  (0.20)
                                                ----------      ----------       ----------     --------
Net asset value -- end of period                $    10.99      $     8.57       $     9.72     $  10.79
                                                ----------      ----------       ----------     --------
Total return                                         28.24%         (11.65)%          (9.76)%      (7.53)%~~
Ratios (to average net assets)/Supplemental
  data^^:
  Expenses##                                          0.65%###        1.40%            1.36%        1.37%~
  Net investment income                               1.41%           0.15%            0.59%        0.75%~
Portfolio turnover                                      48%            148%              71%         101%
Net assets at end of period                     $       22      $      148       $      168     $    187

^^ MFS has contractually agreed, subject to reimbursement, to bear a portion of the series' "Other Expenses", which are defined as the series' operating expenses, exclusive of management, distribution and certain other fees and expenses, such that Other Expenses do not exceed 0.15% annually. This arrangement is effected by MFS bearing all of the series' Other Expenses during the series' fiscal year and the series paying MFS an expense reimbursement fee not greater than 0.15% of average daily net assets for the Service Class shares. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. On May 1, 2003, the series' expense reimbursement agreement expired and was replaced with a new agreement under the same terms. The new agreement will terminate on the earlier of May 1, 2004 or such date as all expenses previously borne by MFS under the agreement have been paid by the series. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:

  Net investment income (loss)                  $     0.06      $    (0.07)      $    (0.05)    $  (0.07)
  Ratios (to average net assets):
     Expenses##                                       1.44%           2.35%            2.42%        2.96%~
     Net investment income (loss)                     0.62%          (0.80)%          (0.47)%      (0.84)%~

----------
* For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.
~    Annualized.
~~   Not annualized.
#    Per share data are based on average shares outstanding.
##   Ratios do not reflect expense reductions from fees paid indirectly.
### Expense ratio is not in correlation with contractual fee arrangement due to the small size of Service Class assets. MFS is the Service Class' sole shareholder.

5.   HIGH INCOME SERIES--SERVICE CLASS

                                                          YEAR ENDED DECEMBER 31,             PERIOD ENDED
                                                -------------------------------------------   DECEMBER 31,
SERVICE CLASS SHARES                               2003            2002             2001          2000*
----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period          $     8.77      $     9.20       $     9.86     $  10.56
                                                ----------      ----------       ----------     --------
Income from investment operations#^^^ --
  Net investment income^^                       $     0.65      $     0.70       $     0.71     $   0.80
  Net realized and unrealized gain (loss) on
     investments and foreign currency                 0.88           (0.49)           (0.54)       (1.50)
                                                ----------      ----------       ----------     --------
        Total from investment operations        $     1.53      $     0.21       $     0.17     $  (0.70)
                                                ----------      ----------       ----------     --------
Less distributions declared to shareholders
  from net investment income                    $    (0.39)     $    (0.64)      $    (0.83)    $     --
                                                ----------      ----------       ----------     --------
Net asset value -- end of period                $     9.91      $     8.77       $     9.20     $   9.86
                                                ----------      ----------       ----------     --------
Total return                                         17.70%           2.33%            1.62%       (6.48)%~~
Ratios (to average net assets)/Supplemental
  data^^:
  Expenses##                                          1.15%           1.15%            1.11%        1.15%~
  Net investment income^^^                            6.99%           8.16%            8.97%       10.50%~
Portfolio turnover                                      82%             68%              64%          70%
Net assets at end of period (000 Omitted)       $   40,964      $   17,190       $    3,182     $      0~~~

^^ MFS has contractually agreed, subject to reimbursement, to bear a portion of the series' "Other Expenses", which are defined as the series' operating expenses, exclusive of management and distribution fees, such that Other Expenses do not exceed 0.15% annually. This arrangement is effected by MFS bearing all of the series' "Other Expenses" during the series' fiscal year and the series paying MFS an expense reimbursement fee not greater than 0.15% of average daily net assets for Service Class. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. This agreement will terminate on the earlier of December 31, 2004 or such date as all expenses previously borne by MFS under the agreement have been paid by the series. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:

  Net investment income^^^                          $ 0.65      $     0.70       $     0.70     $   0.82
  Ratios (to average net assets):
     Expenses##                                       1.14%           1.13%            1.21%        1.19%~
     Net investment income^^^                         7.00%           8.18%            8.87%       10.46%~

^^^ As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of the change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.04%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

----------
* For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.
~    Annualized.
~~   Not annualized.
~~~  Service Class net assets were less than $500.
#    Per share data are based on average shares outstanding.
##   Ratios do not reflect reductions from fees paid indirectly.

6.   INVESTORS GROWTH STOCK SERIES--SERVICE CLASS

                                                          YEAR ENDED DECEMBER 31,             PERIOD ENDED
                                                -------------------------------------------   DECEMBER 31,
SERVICE CLASS SHARES                               2003            2002             2001          2000*
----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period          $     6.99      $     9.66       $    12.98     $  14.40
                                                ----------      ----------       ----------     --------
Income (loss) from investment operations# --
  Net investment income (loss)^^                $    (0.02)     $    (0.02)      $    (0.01)    $   0.01
  Net realized and unrealized gain (loss) on
     investments and foreign currency                 1.60           (2.65)           (3.21)       (1.43)
                                                ----------      ----------       ----------     --------
        Total from investment operations        $     1.58      $    (2.67)      $    (3.22)    $  (1.42)
                                                ----------      ----------       ----------     --------
Less distributions declared to shareholders --
  From net investment income                    $       --      $       --       $    (0.01)    $     --
  In excess of net realized gain on
     investments and foreign currency
     transactions                                       --              --            (0.09)          --
                                                ----------      ----------       ----------     --------
        Total distributions declared to
          shareholders                          $       --      $       --       $    (0.10)    $     --
                                                ----------      ----------       ----------     --------
Net asset value -- end of period                $     8.57      $     6.99       $     9.66     $  12.98
                                                ----------      ----------       ----------     --------
Total return                                         22.60%         (27.71)%         (24.83)%      (9.86)%~~
Ratios (to average net assets)/Supplemental
  data^^:
  Expenses##                                          1.13%           1.11%            1.13%        1.11%~
  Net investment income (loss)                       (0.21)%         (0.25)%          (0.15)%       0.15%~
Portfolio turnover                                     253%            214%             265%         248%
Net assets at end of period (000 Omitted)       $  206,458      $  123,043       $  122,857     $ 53,492

^^ Subject to reimbursement by the series, the investment adviser contractually agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management and distribution fees. In consideration, the series paid the investment adviser a reimbursement fee not greater than 0.15% of the average daily net assets. This agreement terminated on June 30, 2001. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:

  Net investment income (loss)                          --              --       $    (0.01)    $   0.01
  Ratios (to average net assets):
     Expenses##                                         --              --             1.12%        1.12%~
     Net investment income (loss)                       --              --            (0.14)%       0.14%~

----------
* For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.
~    Annualized.
~~   Not annualized.
#    Per share data are based on average shares outstanding.
##   Ratios do not reflect reductions from fees paid indirectly.

7.   INVESTORS TRUST SERIES--SERVICE CLASS

                                                          YEAR ENDED DECEMBER 31,             PERIOD ENDED
                                                -------------------------------------------   DECEMBER 31,
SERVICE CLASS SHARES                               2003            2002             2001          2000*
----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period          $    13.41      $    17.07       $    20.97     $  20.90
                                                ----------      ----------       ----------     --------
Income from investment operations# --
  Net investment income                         $     0.08      $     0.06       $     0.05     $   0.05
  Net realized and unrealized gain (loss) on
     investments and foreign currency                 2.84           (3.65)           (3.37)        0.02~~~
                                                ----------      ----------       ----------     --------
        Total from investment operations        $     2.92      $    (3.59)      $    (3.32)    $   0.07
                                                ----------      ----------       ----------     --------
Less distributions declared to shareholders --
  From net investment income                    $    (0.07)     $    (0.07)      $    (0.09)    $     --
  From net realized gain on investments and
     foreign currency transactions                      --              --            (0.35)          --
  In excess of net realized gain on
     investments and foreign currency
     transactions                                       --              --            (0.14)          --
                                                ----------      ----------       ----------     --------
        Total distributions declared to
          shareholders                          $    (0.07)     $    (0.07)      $    (0.58)    $     --
                                                ----------      ----------       ----------     --------
Net asset value -- end of period                $    16.26      $    13.41       $    17.07     $  20.97
                                                ----------      ----------       ----------     --------
Total return                                         21.84%         (21.15)%         (16.10)%      (0.62)%~~
Ratios (to average net assets)/Supplemental
  data:
  Expenses##                                          1.12%           1.11%            1.10%        1.10%~
  Net investment income                               0.53%           0.41%            0.30%        0.36%~
Portfolio turnover                                      88%             71%              84%          71%
Net assets at end of period (000 Omitted)       $   74,010      $   53,623       $   44,096     $  8,808

----------
* For the period from the inception of Service Class of shares, May 1, 2000, through December 31, 2000.
~    Annualized.
~~   Not annualized.
~~~ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of series shares and the amount of per share realized and unrealized gains and losses at such time.
#    Per share data are based on average shares outstanding.
##   Ratios do not reflect reductions from fees paid indirectly.

8.   MID CAP GROWTH SERIES--SERVICE CLASS

                                                          YEAR ENDED DECEMBER 31,             PERIOD ENDED
                                                -------------------------------------------   DECEMBER 31,
SERVICE CLASS SHARES                               2003            2002             2001          2000*
----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period          $     4.48      $     7.92       $     9.72     $  10.00
                                                ----------      ----------       ----------     --------
Income (loss) from investment operations# --
  Net investment income (loss)^^                $    (0.04)     $    (0.03)      $    (0.03)    $   0.02
  Net realized and unrealized gain (loss) on
     investments and foreign currency                 1.68           (3.41)           (1.67)       (0.30)
                                                ----------      ----------       ----------     --------
        Total from investment operations        $     1.64      $    (3.44)      $    (1.70)    $  (0.28)
                                                ----------      ----------       ----------     --------
Less distributions declared to shareholders --
  From net realized gain on investments and
     foreign currency transactions              $       --      $       --       $    (0.05)    $     --
  In excess of net realized gain on
     investments and foreign currency
     transactions                                       --              --            (0.05)          --
                                                ----------      ----------       ----------     --------
        Total distributions declared to
          shareholders                          $       --      $       --       $    (0.10)    $     --
                                                ----------      ----------       ----------     --------
Net asset value -- end of period                $     6.12      $     4.48       $     7.92     $   9.72
                                                ----------      ----------       ----------     --------
Total return                                         36.61%         (43.43)%         (17.63)%      (2.80)%~~
Ratios (to average net assets)/Supplemental
  data^^:
  Expenses##                                          1.14%           1.13%            1.11%        1.11%~
  Net investment income (loss)                       (0.70)%         (0.58)%          (0.32)%       0.25%~
Portfolio turnover                                      86%            144%             105%          84%
Net assets at end of period (000 Omitted)       $   46,588      $   14,380       $   13,929     $  7,033

^^ Subject to reimbursement by the series, the investment adviser contractually agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management and distribution fee. Prior to May 1, 2003, the series paid the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. Effective May 1, 2003, the series is no longer subject to reimbursement. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

  Net investment loss                           $    (0.04)     $    (0.03)      $    (0.03)    $  (0.07)
  Ratios (to average net assets):
     Expenses##                                       1.16%           1.14%            1.16%        2.41%~
     Net investment loss                             (0.72)%         (0.59)%          (0.37)%      (1.05)%~

----------
* For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.
~    Annualized.
~~   Not annualized.
#    Per share data are based on average shares outstanding.
##   Ratios do not reflect reductions from fees paid indirectly.

9.   NEW DISCOVERY SERIES--SERVICE CLASS

                                                          YEAR ENDED DECEMBER 31,             PERIOD ENDED
                                                -------------------------------------------   DECEMBER 31,
SERVICE CLASS SHARES                               2003            2002             2001          2000*
----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period          $    10.38      $    15.22       $    16.59     $  17.73
                                                ----------      ----------       ----------     --------
Income (loss) from investment operations# --
  Net investment loss^^                         $    (0.11)     $    (0.09)      $    (0.12)    $  (0.07)
  Net realized and unrealized gain (loss) on
     investments and foreign currency                 3.58           (4.75)           (0.75)       (1.07)
                                                ----------      ----------       ----------     --------
        Total from investment operations        $     3.47      $    (4.84)      $    (0.87)    $  (1.14)
                                                ----------      ----------       ----------     --------
Less distributions declared to shareholders --
  From net realized gain on investments and
     foreign currency transactions              $       --      $       --       $    (0.34)    $     --
  In excess of net realized gain on investments
     and foreign currency transactions                  --              --            (0.16)          --
                                                ----------      ----------       ----------     --------
        Total distributions declared to
          shareholders                          $       --      $       --       $    (0.50)    $     --
                                                ----------      ----------       ----------     --------
Net asset value -- end of period                $    13.85      $    10.38       $    15.22     $  16.59
                                                ----------      ----------       ----------     --------
Total return                                         33.43%         (31.80)%          (5.25)%      (6.43)%~~
Ratios (to average net assets)/Supplemental
  data^^:
  Expenses##                                          1.29%           1.28%            1.26%        1.26%~
  Net investment loss                                (0.88)%         (0.78)%          (0.82)%      (0.67)%~
Portfolio turnover                                      88%             90%              63%          65%
Net assets at end of period (000 Omitted)       $  349,012      $  176,319       $  124,272     $ 42,304

^^ From May 1, 2000 through April 30, 2003, subject to reimbursement of the series, the investment adviser agreed to maintain expenses of the series, exclusive of management and distribution fees, at not more than 0.15% of the average daily net assets. Effective May 1, 2003, the series is no longer subject to reimbursement. To the extent actual expenses were over/under this limitation, the net investment loss per share and the ratios would have been:

  Net investment loss                           $    (0.11)*    $    (0.09)*     $    (0.12)    $  (0.08)
  Ratios (to average net assets):
     Expenses##                                       1.29%*          1.28%*           1.29%        1.29%~
     Net investment loss                             (0.87)%         (0.78)*          (0.85)%      (0.70)%~

----------
* Reimbursement per share amount and ratios were less than $0.01 and 0.01%, respectively.
** For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.
~    Annualized.
~~   Not annualized.
#    Per share data are based on average shares outstanding.
##   Ratios do not reflect reductions from fees paid indirectly.

10.  RESEARCH SERIES--SERVICE CLASS

                                                                               YEAR ENDED DECEMBER 31,             PERIOD ENDED
                                                                    ------------------------------------------     DECEMBER 31,
SERVICE CLASS SHARES                                                    2003           2002           2001             2000*
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                              $      10.74   $      14.27   $      20.78     $      23.13
                                                                    ------------   ------------   ------------     ------------
Income (loss) from investment operations# --
  Net investment income (loss)                                      $       0.07   $       0.04   $       0.00**   $      (0.03)###
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                        2.54          (3.56)         (4.15)           (2.32)
                                                                    ------------   ------------   ------------     ------------
      Total from investment operations                              $       2.61   $      (3.52)  $      (4.15)    $      (2.35)
                                                                    ------------   ------------   ------------     ------------
Less distributions declared to shareholders --
  From net investment income                                        $      (0.05)  $      (0.01)  $         --     $         --
  From net realized gain on investments and foreign
    currency transactions                                                     --             --          (2.32)              --
  In excess of net realized gain on investments and foreign
    currency transactions                                                     --             --          (0.04)              --
                                                                    ------------   ------------   ------------     ------------
      Total distributions declared to shareholders                  $      (0.05)  $      (0.01)  $      (2.36)    $         --
                                                                    ------------   ------------   ------------     ------------
Net asset value -- end of period                                    $      13.30   $      10.74   $      14.27     $      20.78
                                                                    ------------   ------------   ------------     ------------
Total return                                                               24.37%^       (24.72)%       (21.39)%          (4.98)%~~
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                1.13%          1.10%          1.09%            1.05%~
  Net investment income (loss)                                              0.58%          0.32%          0.00%           (0.15)%~
Portfolio turnover                                                           124%            98%            99%              93%
Net assets at end of period (000 Omitted)                           $      6,693   $      6,211   $      7,601     $      3,543

----------
* For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.
**   Per share amount was less than $0.01.
~    Annualized.
~~   Not annualized.
#    Per share data are based on average shares outstanding.
##   Ratios do not reflect reductions from fees paid indirectly.
### The per share amount is not in accordance with the net investment income for the period because of the timing of sales of series shares and the amount of per share net investment income at such time.
^ The series' total return calculation includes proceeds received on March 26, 2003 from a non-recurring litigation settlement recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.02 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the series' ending net asset value per share, total return for the year ended December 31, 2003 would have been 24.15%.

11.  STRATEGIC INCOME SERIES--SERVICE CLASS

                                                                               YEAR ENDED DECEMBER 31,             PERIOD ENDED
                                                                    ------------------------------------------     DECEMBER 31,
SERVICE CLASS SHARES                                                    2003           2002           2001             2000*
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                              $      10.45   $      10.03   $       9.97     $       9.47
                                                                    ------------   ------------   ------------     ------------
Income from investment operations# --
  Net investment income^^^                                          $       0.52   $       0.44   $       0.45     $       0.32
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                        0.50           0.36          (0.01)            0.18~~~
                                                                    ------------   ------------   ------------     ------------
      Total from investment operations                              $       1.02   $       0.80   $       0.44     $       0.50
                                                                    ------------   ------------   ------------     ------------
Less distributions declared to shareholders
  from net investment income                                        $      (0.56)  $      (0.38)  $      (0.38)    $         --
                                                                    ------------   ------------   ------------     ------------
Net asset value -- end of period                                    $      10.91   $      10.45   $      10.03     $       9.97
                                                                    ------------   ------------   ------------     ------------
Total return                                                               10.10%          8.19%          4.56%            5.39%~~
Ratios (to average net assets)/Supplemental data^^:
  Expenses##                                                                1.15%          1.15%          1.12%            1.12%~
  Net investment income^^^                                                  4.86%          4.50%          4.64%            6.57%~
Portfolio turnover                                                           146%           249%           171%              93%
Net assets at end of period (000 Omitted)                           $      9,106   $      3,390   $        339     $         10

^^ MFS has contractually agreed, subject to reimbursement, to bear a portion of the series "Other Expenses", which are defined as the series' operating expenses, exclusive of management, distribution and certain other fees and expenses, such that Other Expenses do not exceed 0.15% annually. This arrangement is effected by MFS bearing all of the series' Other Expenses during the series' fiscal year and the series paying MFS an expense reimbursement fee not greater than 0.15% of average daily net assets for Service Class. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. This agreement will terminate on the earlier of December 31, 2004 or such date as all expenses previously borne by MFS under the agreement have been paid by the series. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

  Net investment income^^^                                          $       0.49   $       0.42   $       0.43     $       0.31
  Ratios (to average net assets):
      Expenses##                                                            1.36%          1.35%          1.32%            1.25%~
      Net investment income^^^                                              4.65%          4.30%          4.44%            6.44%~

----------
* For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.
~    Annualized.
~~   Not annualized.
#    Per share data are based on average shares outstanding.
##   Ratios do not reflect reductions from fees paid indirectly.
~~~ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
^^^ As required, effective January 1, 2001 the series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase realized and unrealized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets by 0.17%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

12.  TOTAL RETURN SERIES--SERVICE CLASS

                                                                               YEAR ENDED DECEMBER 31,             PERIOD ENDED
                                                                    ------------------------------------------     DECEMBER 31,
SERVICE CLASS SHARES                                                    2003           2002           2001             2000*
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                              $      17.05   $      18.54   $      19.56     $      17.07
                                                                    ------------   ------------   ------------     ------------
Income from investment operations#^^^ --
  Net investment income                                             $       0.33   $       0.40   $       0.45     $       0.41
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                        2.36          (1.36)         (0.44)            2.08
                                                                    ------------   ------------   ------------     ------------
      Total from investment operations                              $       2.69   $      (0.96)  $       0.01     $       2.49
                                                                    ------------   ------------   ------------     ------------
Less distributions declared to shareholders --
  From net investment income                                        $      (0.30)  $      (0.29)  $      (0.41)    $         --
  From net realized gain on investments and foreign
    currency transactions                                                     --          (0.24)         (0.62)              --
                                                                    ------------   ------------   ------------     ------------
      Total distributions declared to shareholders                  $      (0.30)  $      (0.53)  $      (1.03)    $         --
                                                                    ------------   ------------   ------------     ------------
Net asset value -- end of period                                    $      19.44   $      17.05   $      18.54     $      19.56
                                                                    ------------   ------------   ------------     ------------
Total return                                                               16.00%         (5.35)%         0.02%           13.92%~~
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                1.09%          1.10%          1.09%            1.15%~
  Net investment income^^^                                                  1.87%          2.37%          2.44%            3.14%~
Portfolio turnover                                                            53%            73%            98%              76%
Net assets at end of period (000 Omitted)                           $    394,080   $    175,535   $     40,191     $      3,553

----------
* For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.
~    Annualized.
~~   Not annualized.
#    Per share data are based on average shares outstanding.
##   Ratios do not reflect reductions from fees paid indirectly.
^^^ As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.07%. Per share, ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

13.  UTILITIES SERIES--SERVICE CLASS

                                                                               YEAR ENDED DECEMBER 31,             PERIOD ENDED
                                                                    ------------------------------------------     DECEMBER 31,
SERVICE CLASS SHARES                                                    2003           2002           2001             2000*
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                              $      11.98   $      15.90   $      23.57     $      23.19
                                                                    ------------   ------------   ------------     ------------
Income from investment operations#^^^ --
  Net investment income                                             $       0.24   $       0.28   $       0.30     $       0.29
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                        3.95          (3.87)         (5.49)            0.09
                                                                    ------------   ------------   ------------     ------------
      Total from investment operations                              $       4.19   $      (3.59)  $      (5.19)    $       0.38
                                                                    ------------   ------------   ------------     ------------
Less distributions declared to shareholders --
  From net investment income                                        $      (0.30)  $      (0.33)  $      (0.68)    $         --
  From net realized gain on investments and foreign
    currency transactions                                                     --             --          (1.76)              --
                                                                    ------------   ------------   ------------     ------------
  In excess of net realized gain on investments and
    foreign currency transactions                                             --             --          (0.04)              --
                                                                    ------------   ------------   ------------     ------------
      Total distributions declared to shareholders                  $      (0.30)  $      (0.33)  $      (2.48)    $         --
                                                                    ------------   ------------   ------------     ------------
Net asset value -- end of period                                    $      15.87   $      11.98   $      15.90     $      23.57
                                                                    ------------   ------------   ------------     ------------
Total return                                                               35.57%        (22.90)%       (24.44)%           1.64%~~
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                1.17%          1.19%          1.13%            1.11%~
  Net investment income^^^                                                  1.79%          2.20%          1.73%            1.85%~
Portfolio turnover                                                           134%           102%           102%             111%
Net assets at end of period (000 Omitted)                           $     98,100   $     43,101   $     32,211     $      4,127

----------
* For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.
~    Annualized.
~~   Not annualized.
#    Per share data are based on average shares outstanding.
##   Ratios do not reflect reductions from fees paid indirectly.
^^^ As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.03%. Per share, ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

14.  VALUE SERIES--SERVICE CLASS

                                                                                     YEAR ENDED
                                                                                    DECEMBER 31,      PERIOD ENDED
SERVICE CLASS                                                                           2003       DECEMBER 31, 2002*
---------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value -- beginning of period                                             $        8.62   $            10.00
                                                                                   -------------   ------------------
Income from investment operations# --
  Net investment income^^                                                          $        0.11   $             0.12
  Net realized and unrealized gain (loss) on investments and foreign currency               2.02                (1.50)
                                                                                   -------------   ------------------
         Total from investment operations                                          $        2.13   $            (1.38)
                                                                                   -------------   ------------------
Less distributions declared to shareholders from net investment income             $       (0.02)  $               --
Net asset value -- end of period                                                   $       10.73   $             8.62
                                                                                   -------------   ------------------
Total return                                                                               24.71%              (13.80)%~~
Ratios (to average net assets)/Supplemental data^^:
  Expenses##                                                                                1.15%                1.15%~
  Net investment income                                                                     1.22%                1.44%~
Portfolio turnover                                                                            48%                 102%
Net assets at end of period (000 Omitted)                                          $      18,137   $            3,735

^^ MFS has contractually agreed, subject to reimbursement, to bear a portion of the series' "Other Expenses", which are defined as the series' fiscal year and the series paying MFS an expense reimbursement fee not greater than 0.15% of average daily net assets for the Service Class. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. This agreement will terminate on the earlier of December 31, 2004 or such date as all expenses previously borne by MFS under the agreement have been paid by the series. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:

  Net investment income (loss)                                                     $        0.09   $            (0.05)
  Ratios (to average net assets):
    Expenses##                                                                              1.43%                3.19%~
    Net investment income (loss)                                                            0.94%               (0.60)%~

----------
* For the period from the commencement of the series' investment operations, January 2, 2002, through December 31, 2002.
~    Annualized.
~~   Not annualized.
#    Per share data are based on average shares outstanding.
##   Ratios do not reflect reductions from fees paid indirectly.

APPENDIX A                                                  RESEARCH BOND SERIES


-    INVESTMENT TECHNIQUES AND PRACTICES


In pursuing its investment objective and investment policies, the Research Bond Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (o ) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.


INVESTMENT TECHNIQUES/PRACTICES

SYMBOLS

                                     /X/ SERIES USES, OR CURRENTLY
                                         ANTICIPATES USING

                                     / / PERMITTED, BUT SERIES DOES
                                         NOT CURRENTLY ANTICIPATE USING


DEBT SECURITIES
 ASSET-BACKED SECURITIES
   Collateralized Mortgage Obligations and Multiclass
     Pass-Through Securities                                     /X/
   Corporate Asset-Backed Securities                             /X/
   Mortgage Pass-Through Securities                              /X/
   Stripped Mortgage-Backed Securities                           /X/
  Corporate Securities                                           /X/
  Loans and Other Direct Indebtedness                            /X/
  Lower Rated Bonds                                              /X/
  Municipal Bonds                                                /X/
  U.S. Government Securities                                     /X/
  Variable and Floating Rate Obligations                         /X/
  Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds       /X/
 Equity Securities                                               /X/
 FOREIGN SECURITIES EXPOSURE
  Brady Bonds                                                    /X/
  Depositary Receipts                                            / /
  Dollar-Denominated Foreign Debt Securities                     /X/
  Emerging Markets                                               /X/
  Foreign Securities                                             /X/
 Forward Contracts                                               /X/
 Futures Contracts                                               /X/
 Indexed Securities/Structured Products                          /X/
 Inverse Floating Rate Obligations                               /X/
 INVESTMENT IN OTHER INVESTMENT COMPANIES
  Open-End                                                       /X/
  Closed-End                                                     /X/
 Lending of Portfolio Securities                                 /X/
 LEVERAGING TRANSACTIONS
  Bank Borrowings                                                / /
  Mortgage "Dollar-Roll" Transactions                            /X/
  Reverse Repurchase Agreements                                  /X/
 OPTIONS
  Options on Foreign Currencies                                  /X/
  Options on Futures Contracts                                   /X/
  Options on Securities                                          /X/
  Options on Stock Indices                                       /X/
  Reset Options                                                  /X/
  "Yield Curve" Options                                          /X/
 Repurchase Agreements                                           /X/
 Short Sales                                                     / /
 Short Term Instruments                                          /X/
 Swaps and Related Derivative Instruments                        /X/
 Temporary Borrowings                                            /X/
 Temporary Defensive Positions                                   /X/
 "When-Issued" Securities                                        /X/

                                                    CAPITAL OPPORTUNITIES SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

In pursuing its investment objective and investment policies, the Capital Opportunities Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check /X/ mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash / / mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

INVESTMENT TECHNIQUES/PRACTICES

SYMBOLS                              /X/ SERIES USES, OR CURRENTLY
                                         ANTICIPATES USING

                                     / / PERMITTED, BUT SERIES DOES NOT
                                         CURRENTLY ANTICIPATE USING
DEBT SECURITIES
  ASSET-BACKED SECURITIES
    Collateralized Mortgage Obligations and Multiclass         / /
        Pass-Through Securities
    Corporate Asset-Backed Securities                          / /
    Mortgage Pass-Through Securities                           / /
    Stripped Mortgage-Backed Securities                        / /
  Corporate Securities                                         /X/
  Loans and Other Direct Indebtedness                          / /
  Lower Rated Bonds                                            /X/
  Municipal Bonds                                              / /
  U.S. Government Securities                                   /X/
  Variable and Floating Rate Obligations                       /X/
  Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds     /X/
Equity Securities                                              /X/
FOREIGN SECURITIES EXPOSURE
  Brady Bonds                                                  /X/
  Depositary Receipts                                          /X/
  Dollar-Denominated Foreign Debt Securities                   / /
  Emerging Markets                                             /X/
  Foreign Securities                                           /X/
Forward Contracts                                              /X/
Futures Contracts                                              /X/
Indexed Securities/Structured Products                         / /
Inverse Floating Rate Obligations                              / /
INVESTMENT IN OTHER INVESTMENT COMPANIES
  Open-End Funds                                               /X/
  Closed-End Funds                                             /X/
Lending of Portfolio Securities                                /X/
LEVERAGING TRANSACTIONS
  Bank Borrowings                                              / /
  Mortgage "Dollar-Roll" Transactions                          /X/
  Reverse Repurchase Agreements                                / /
OPTIONS
  Options on Foreign Currencies                                /X/
  Options on Futures Contracts                                 /X/
  Options on Securities                                        /X/
  Options on Stock Indices                                     /X/
  Reset Options                                                / /
  "Yield Curve" Options                                        / /
Repurchase Agreements                                          /X/
Short Sales                                                    /X/
Short Term Instruments                                         /X/
Swaps and Related Derivative Instruments                       / /
Temporary Borrowings                                           /X/
Temporary Defensive Positions                                  /X/
"When-Issued" Securities                                       /X/

                                                          EMERGING GROWTH SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

In pursuing its investment objective and investment policies, the Emerging Growth Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check /X/ mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash / / mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

INVESTMENT TECHNIQUES/PRACTICES

SYMBOLS                              /X/ SERIES USES, OR CURRENTLY
                                         ANTICIPATES USING

                                     / / PERMITTED, BUT SERIES DOES NOT
                                         CURRENTLY ANTICIPATE USING

DEBT SECURITIES
  ASSET-BACKED SECURITIES
    Collateralized Mortgage Obligations and Multiclass
      Pass-Through Securities                                  / /
    Corporate Asset-Backed Securities                          / /
    Mortgage Pass-Through Securities                           / /
    Stripped Mortgage-Backed Securities                        / /
  Corporate Securities                                         /X/
  Loans and Other Direct Indebtedness                          / /
  Lower Rated Bonds                                            /X/
  Municipal Bonds                                              / /
  U.S. Government Securities                                   /X/
  Variable and Floating Rate Obligations                       /X/
  Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds     /X/
Equity Securities                                              /X/
FOREIGN SECURITIES EXPOSURE
  Brady Bonds                                                  / /
  Depositary Receipts                                          /X/
  Dollar-Denominated Foreign Debt Securities                   / /
  Emerging Markets                                             /X/
  Foreign Securities                                           /X/
Forward Contracts                                              /X/
Futures Contracts                                              /X/
Indexed Securities/Structured Products                         / /
Inverse Floating Rate Obligations                              / /
INVESTMENT IN OTHER INVESTMENT COMPANIES
  Open-End Funds                                               /X/
  Closed-End Funds                                             /X/
Lending of Portfolio Securities                                /X/
LEVERAGING TRANSACTIONS
  Bank Borrowings                                              / /
  Mortgage "Dollar-Roll" Transactions                          /X/
  Reverse Repurchase Agreements                                / /
OPTIONS
  Options on Foreign Currencies                                /X/
  Options on Futures Contracts                                 /X/
  Options on Securities                                        /X/
  Options on Stock Indices                                     /X/
  Reset Options                                                / /
  "Yield Curve" Options                                        / /
Repurchase Agreements                                          /X/
Short Sales                                                    /X/
Short Term Instruments                                         /X/
Swaps and Related Derivative Instruments                       / /
Temporary Borrowings                                           /X/
Temporary Defensive Positions                                  /X/
"When-Issued" Securities                                       /X/

                                                            GLOBAL EQUITY SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

In pursuing its investment objective and investment policies, the Global Equity Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check /X/ mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash / / mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

INVESTMENT TECHNIQUES/PRACTICES

SYMBOLS                              /X/ SERIES USES, OR CURRENTLY
                                         ANTICIPATES USING

                                     / / PERMITTED, BUT SERIES DOES NOT
                                         CURRENTLY ANTICIPATE USING

DEBT SECURITIES
  ASSET-BACKED SECURITIES
    Collateralized Mortgage Obligations and Multiclass
      Pass-Through Securities                                  / /
    Corporate Asset-Backed Securities                          / /
    Mortgage Pass-Through Securities                           / /
    Stripped Mortgage-Backed Securities                        / /
  Corporate Securities                                         / /
  Loans and Other Direct Indebtedness                          / /
  Lower Rated Bonds                                            / /
  Municipal Bonds                                              / /
  U.S. Government Securities                                   /X/
  Variable and Floating Rate Obligations                       / /
  Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds     / /
Equity Securities                                              /X/
FOREIGN SECURITIES EXPOSURE
  Brady Bonds                                                  / /
  Depositary Receipts                                          /X/
  Dollar-Denominated Foreign Debt Securities                   / /
  Emerging Markets                                             /X/
  Foreign Securities                                           /X/
Forward Contracts                                              /X/
Futures Contracts                                              /X/
Indexed Securities/Structured Products                         / /
Inverse Floating Rate Obligations                              / /
INVESTMENT IN OTHER INVESTMENT COMPANIES
  Open-End Funds                                               /X/
  Closed-End Funds                                             /X/
Lending of Portfolio Securities                                /X/
LEVERAGING TRANSACTIONS
  Bank Borrowings                                              / /
  Mortgage "Dollar-Roll" Transactions                          /X/
  Reverse Repurchase Agreements                                / /
OPTIONS
  Options on Foreign Currencies                                /X/
  Options on Futures Contracts                                 /X/
  Options on Securities                                        /X/
  Options on Stock Indices                                     /X/
  Reset Options                                                / /
  "Yield Curve" Options                                        / /
Repurchase Agreements                                          /X/
Short Sales                                                    /X/
Short Term Instruments                                         /X/
Swaps and Related Derivative Instruments                       / /
Temporary Borrowings                                           /X/
Temporary Defensive Positions                                  /X/
"When-Issued" Securities                                       /X/

                                                              HIGH INCOME SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

In pursuing its investment objective and investment policies, the High Income Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check /X/ mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash / / mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

INVESTMENT TECHNIQUES/PRACTICES

SYMBOLS                              /X/ SERIES USES, OR CURRENTLY
                                         ANTICIPATES USING

                                     / / PERMITTED, BUT SERIES DOES NOT
                                         CURRENTLY ANTICIPATE USING

DEBT SECURITIES
  Asset-Backed Securities
    Collateralized Mortgage Obligations and Multiclass
      Pass-Through Securities                                  /X/
    Corporate Asset-Backed Securities                          /X/
    Mortgage Pass-Through Securities                           /X/
    Stripped Mortgage-Backed Securities                        / /
  Corporate Securities                                         /X/
  Loans and Other Direct Indebtedness                          /X/
  Lower Rated Bonds                                            /X/
  Municipal Bonds                                              / /
  U.S. Government Securities                                   /X/
  Variable and Floating Rate Obligations                       /X/
  Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds     /X/
Equity Securities                                              /X/
FOREIGN SECURITIES EXPOSURE
  Brady Bonds                                                  /X/
  Depositary Receipts                                          / /
  Dollar-Denominated Foreign Debt Securities                   /X/
  Emerging Markets                                             /X/
  Foreign Securities                                           /X/
Forward Contracts                                              /X/
Futures Contracts                                              /X/
Indexed Securities/Structured Products                         /X/
Inverse Floating Rate Obligations                              / /
INVESTMENT IN OTHER INVESTMENT COMPANIES
  Open-End Funds                                               /X/
  Closed-End Funds                                             /X/
Lending of Portfolio Securities                                /X/
LEVERAGING TRANSACTIONS
  Bank Borrowings                                              / /
  Mortgage "Dollar-Roll" Transactions                          /X/
  Reverse Repurchase Agreements                                / /
OPTIONS
  Options on Foreign Currencies                                / /
  Options on Futures Contracts                                 / /
  Options on Securities                                        /X/
  Options on Stock Indices                                     /X/
  Reset Options                                                / /
  "Yield Curve" Options                                        / /
Repurchase Agreements                                          /X/
Short Sales                                                    /X/
Short Term Instruments                                         /X/
Swaps and Related Derivative Instruments                       /X/
Temporary Borrowings                                           /X/
Temporary Defensive Positions                                  /X/
"When-Issued" Securities                                       /X/

                                                   INVESTORS GROWTH STOCK SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

In pursuing its investment objective and investment policies, the Investors Growth Stock Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check /X/ mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash / / mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

INVESTMENT TECHNIQUES/PRACTICES

SYMBOLS                              /X/ SERIES USES, OR CURRENTLY
                                         ANTICIPATES USING

                                     / / PERMITTED, BUT SERIES DOES NOT
                                         CURRENTLY ANTICIPATE USING

DEBT SECURITIES
  ASSET-BACKED SECURITIES
    Collateralized Mortgage Obligations and Multiclass
      Pass-Through Securities                                  / /
    Corporate Asset-Backed Securities                          / /
    Mortgage Pass-Through Securities                           / /
    Stripped Mortgage-Backed Securities                        / /
  Corporate Securities                                         / /
  Loans and Other Direct Indebtedness                          / /
  Lower Rated Bonds                                            / /
  Municipal Bonds                                              / /
  U.S. Government Securities                                   /X/
  Variable and Floating Rate Obligations                       /X/
  Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds     / /
Equity Securities                                              /X/
FOREIGN SECURITIES EXPOSURE
  Brady Bonds                                                  / /
  Depositary Receipts                                          /X/
  Dollar-Denominated Foreign Debt Securities                   / /
  Emerging Markets                                             /X/
  Foreign Securities                                           /X/
Forward Contracts                                              /X/
Futures Contracts                                              /X/
Indexed Securities/Structured Products                         / /
Inverse Floating Rate Obligations                              / /
INVESTMENT IN OTHER INVESTMENT COMPANIES
  Open-End Funds                                               /X/
  Closed-End Funds                                             /X/
Lending of Portfolio Securities                                /X/
LEVERAGING TRANSACTIONS
  Bank Borrowings                                              / /
  Mortgage "Dollar-Roll" Transactions                          /X/
  Reverse Repurchase Agreements                                / /
OPTIONS
  Options on Foreign Currencies                                /X/
  Options on Futures Contracts                                 /X/
  Options on Securities                                        /X/
  Options on Stock Indices                                     /X/
  Reset Options                                                / /
  "Yield Curve" Options                                        / /
Repurchase Agreements                                          /X/
Short Sales                                                    /X/
Short Term Instruments                                         /X/
Swaps and Related Derivative Instruments                       / /
Temporary Borrowing                                            /X/
Temporary Defensive Positions                                  /X/
"When-Issued" Securities                                       /X/

                                                          INVESTORS TRUST SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

In pursuing its investment objective and investment policies, the Investors Trust Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check /X/ mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash / / mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

INVESTMENT TECHNIQUES/PRACTICES

SYMBOLS                              /X/ SERIES USES, OR CURRENTLY
                                         ANTICIPATES USING

                                     / / PERMITTED, BUT SERIES DOES NOT
                                         CURRENTLY ANTICIPATE USING

DEBT SECURITIES
  ASSET-BACKED SECURITIES
    Collateralized Mortgage Obligations and Multiclass
      Pass-Through Securities                                  / /
    Corporate Asset-Backed Securities                          / /
    Mortgage Pass-Through Securities                           / /
    Stripped Mortgage-Backed Securities                        / /
  Corporate Securities                                         /X/
  Loans and Other Direct Indebtedness                          / /
  Lower Rated Bonds                                            / /
  Municipal Bonds                                              / /
  U.S. Government Securities                                   /X/
  Variable and Floating Rate Obligations                       /X/
  Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds     /X/
Equity Securities                                              /X/
FOREIGN SECURITIES EXPOSURE
  Brady Bonds                                                  / /
  Depositary Receipts                                          /X/
  Dollar-Denominated Foreign Debt Securities                   / /
  Emerging Markets                                             /X/
  Foreign Securities                                           /X/
Forward Contracts                                              /X/
Futures Contracts                                              /X/
Indexed Securities/Structured Products                         / /
Inverse Floating Rate Obligations                              / /
INVESTMENT IN OTHER INVESTMENT COMPANIES
  Open-End                                                     /X/
  Closed-End                                                   /X/
Lending of Portfolio Securities                                /X/
LEVERAGING TRANSACTIONS
  Bank Borrowings                                              / /
  Mortgage "Dollar-Roll" Transactions                          /X/
  Reverse Repurchase Agreements                                / /
OPTIONS
  Options on Foreign Currencies                                / /
  Options on Futures Contracts                                 / /
  Options on Securities                                        / /
  Options on Stock Indices                                     / /
  Reset Options                                                / /
  "Yield Curve" Options                                        / /
Repurchase Agreements                                          /X/
Short Sales                                                    /X/
Short Term Instruments                                         /X/
Swaps and Related Derivative Instruments                       / /
Temporary Borrowings                                           /X/
Temporary Defensive Positions                                  /X/
"When-Issued" Securities                                       /X/

                                                           MID CAP GROWTH SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

In pursuing its investment objective and investment policies, the Mid Cap Growth Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check /X/ mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash / / mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

INVESTMENT TECHNIQUES/PRACTICES

SYMBOLS                              /X/ SERIES USES, OR CURRENTLY
                                         ANTICIPATES USING

                                     / / PERMITTED, BUT SERIES DOES NOT
                                         CURRENTLY ANTICIPATE USING

DEBT SECURITIES
  ASSET-BACKED SECURITIES
    Collateralized Mortgage Obligations and Multiclass
      Pass-Through Securities                                  / /
    Corporate Asset-Backed Securities                          / /
    Mortgage Pass-Through Securities                           / /
    Stripped Mortgage-Backed Securities                        / /
  Corporate Securities                                         /X/
  Loans and Other Direct Indebtedness                          / /
  Lower Rated Bonds                                            /X/
  Municipal Bonds                                              / /
  U.S. Government Securities                                   /X/
  Variable and Floating Rate Obligations                       /X/
  Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds     /X/
Equity Securities                                              /X/
FOREIGN SECURITIES EXPOSURE
  Brady Bonds                                                  / /
  Depositary Receipts                                          /X/
  Dollar-Denominated Foreign Debt Securities                   / /
  Emerging Markets                                             /X/
  Foreign Securities                                           /X/
Forward Contracts                                              /X/
Futures Contracts                                              /X/
Indexed Securities/Structured Products                         / /
Inverse Floating Rate Obligations                              / /
INVESTMENT IN OTHER INVESTMENT COMPANIES
  Open-End                                                     /X/
  Closed-End                                                   /X/
Lending of Portfolio Securities                                /X/
LEVERAGING TRANSACTIONS
  Bank Borrowings                                              / /
  Mortgage "Dollar-Roll" Transactions                          / /
  Reverse Repurchase Agreements                                / /
OPTIONS
  Options on Foreign Currencies                                /X/
  Options on Futures Contracts                                 /X/
  Options on Securities                                        /X/
  Options on Stock Indices                                     /X/
  Reset Options                                                / /
  "Yield Curve" Options                                        / /
Repurchase Agreements                                          /X/
Short Sales                                                    /X/
Short Term Instruments                                         /X/
Swaps and Related Derivative Instruments                       / /
Temporary Borrowings                                           /X/
Temporary Defensive Positions                                  /X/
"When-Issued" Securities                                       /X/

                                                            NEW DISCOVERY SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

In pursuing its investment objective and investment policies, the New Discovery Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check /X/ mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash / / mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

INVESTMENT TECHNIQUES/PRACTICES

SYMBOLS                              /X/ SERIES USES, OR CURRENTLY
                                         ANTICIPATES USING

                                     / / PERMITTED, BUT SERIES DOES NOT
                                         CURRENTLY ANTICIPATE USING

DEBT SECURITIES
  ASSET-BACKED SECURITIES
    Collateralized Mortgage Obligations and Multiclass
      Pass-Through Securities                                  / /
    Corporate Asset-Backed Securities                          / /
    Mortgage Pass-Through Securities                           / /
    Stripped Mortgage-Backed Securities                        / /
  Corporate Securities                                         /X/
    Loans and Other Direct Indebtedness                        / /
    Lower Rated Bonds                                          /X/
    Municipal Bonds                                            / /
    U.S. Government Securities                                 /X/
    Variable and Floating Rate Obligations                     /X/
    Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds   /X/
Equity Securities                                              /X/
FOREIGN SECURITIES EXPOSURE
  Brady Bonds                                                  / /
  Depositary Receipts                                          /X/
  Dollar-Denominated Foreign Debt Securities                   /X/
  Emerging Markets                                             /X/
  Foreign Securities                                           /X/
Forward Contracts                                              /X/
Futures Contracts                                              /X/
Indexed Securities/Structured Products                         /X/
Inverse Floating Rate Obligations                              / /
INVESTMENT IN OTHER INVESTMENT COMPANIES
  Open-End                                                     /X/
  Closed-End                                                   /X/
Lending of Portfolio Securities                                /X/
LEVERAGING TRANSACTIONS
  Bank Borrowings                                              / /
  Mortgage "Dollar-Roll" Transactions                          /X/
  Reverse Repurchase Agreements                                / /
OPTIONS
  Options on Foreign Currencies                                /X/
  Options on Futures Contracts                                 /X/
  Options on Securities                                        /X/
  Options on Stock Indices                                     /X/
  Reset Options                                                /X/
  "Yield Curve" Options                                        /X/
Repurchase Agreements                                          /X/
Short Sales                                                    /X/
Short Term Instruments                                         /X/
Swaps and Related Derivative Instruments                       /X/
Temporary Borrowings                                           /X/
Temporary Defensive Positions                                  /X/
"When-Issued" Securities                                       /X/

                                                                 RESEARCH SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

In pursuing its investment objective and investment policies, the Research Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check /X/ mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash / / mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

INVESTMENT TECHNIQUES/PRACTICES

SYMBOLS                              /X/ SERIES USES, OR CURRENTLY
                                         ANTICIPATES USING

                                     / / PERMITTED, BUT SERIES DOES NOT
                                         CURRENTLY ANTICIPATE USING

DEBT SECURITIES
  ASSET-BACKED SECURITIES
    Collateralized Mortgage Obligations and Multiclass
      Pass-Through Securities                                  / /
    Corporate Asset-Backed Securities                          / /
    Mortgage Pass-Through Securities                           / /
    Stripped Mortgage-Backed Securities                        / /
  Corporate Securities                                         /X/
  Loans and Other Direct Indebtedness                          / /
  Lower Rated Bonds                                            /X/
  Municipal Bonds                                              / /
  U.S. Government Securities                                   /X/
  Variable and Floating Rate Obligations                       /X/
  Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds     / /
Equity Securities                                              /X/
FOREIGN SECURITIES EXPOSURE
  Brady Bonds                                                  / /
  Depositary Receipts                                          /X/
  Dollar-Denominated Foreign Debt Securities                   /X/
  Emerging Markets                                             /X/
  Foreign Securities                                           /X/
Forward Contracts                                              /X/
Futures Contracts                                              /X/
Indexed Securities/Structured Products                         /X/
Inverse Floating Rate Obligations                              / /
INVESTMENT IN OTHER INVESTMENT COMPANIES
  Open-End Funds                                               /X/
  Closed-End Funds                                             /X/
Lending of Portfolio Securities                                /X/
LEVERAGING TRANSACTIONS
  Bank Borrowings                                              / /
  Mortgage "Dollar-Roll" Transactions                          /X/
  Reverse Repurchase Agreements                                / /
OPTIONS
  Options on Foreign Currencies                                /X/
  Options on Futures Contracts                                 /X/
  Options on Securities                                        /X/
  Options on Stock Indices                                     /X/
  Reset Options                                                / /
  "Yield Curve" Options                                        / /
Repurchase Agreements                                          /X/
Short Sales                                                    /X/
Short Term Instruments                                         /X/
Swaps and Related Derivative Instruments                       / /
Temporary Borrowings                                           /X/
Temporary Defensive Positions                                  /X/
"When-Issued" Securities                                       /X/

                                                         STRATEGIC INCOME SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

In pursuing its investment objective and investment policies, the Strategic Income Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check /X/ mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash / / mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

INVESTMENT TECHNIQUES/PRACTICES

SYMBOLS                              /X/ SERIES USES, OR CURRENTLY
                                         ANTICIPATES USING

                                     / / PERMITTED, BUT SERIES DOES NOT
                                         CURRENTLY ANTICIPATE USING

DEBT SECURITIES
  ASSET-BACKED SECURITIES
    Collateralized Mortgage Obligations and Multiclass
      Pass-Through Securities                                  /X/
    Corporate Asset-Backed Securities                          /X/
    Mortgage Pass-Through Securities                           /X/
    Stripped Mortgage-Backed Securities                        /X/
  Corporate Securities                                         /X/
  Loans and Other Direct Indebtedness                          /X/
  Lower Rated Bonds                                            /X/
  Municipal Bonds                                              /X/
  U.S. Government Securities                                   /X/
  Variable and Floating Rate Obligations                       /X/
  Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds     /X/
Equity Securities                                              /X/
FOREIGN SECURITIES EXPOSURE
  Brady Bonds                                                  /X/
  Depositary Receipts                                          /X/
  Dollar-Denominated Foreign Debt Securities                   /X/
  Emerging Markets                                             /X/
  Foreign Securities                                           /X/
Forward Contracts                                              /X/
Futures Contracts                                              /X/
Indexed Securities/Structured Products                         /X/
Inverse Floating Rate Obligations                              /X/
INVESTMENT IN OTHER INVESTMENT COMPANIES
  Open-End Funds                                               /X/
  Closed-End Funds                                             /X/
Lending of Portfolio Securities                                /X/
LEVERAGING TRANSACTIONS
  Bank Borrowings                                              / /
  Mortgage "Dollar-Roll" Transactions                          /X/
  Reverse Repurchase Agreements                                / /
OPTIONS
  Options on Foreign Currencies                                /X/
  Options on Futures Contracts                                 /X/
  Options on Securities                                        /X/
  Options on Stock Indices                                     /X/
  Reset Options                                                /X/
  "Yield Curve" Options                                        /X/
Repurchase Agreements                                          /X/
Short Sales                                                    /X/
Short Term Instruments                                         /X/
Swaps and Related Derivative Instruments                       /X/
Temporary Borrowings                                           /X/
Temporary Defensive Positions                                  /X/
"When-Issued" Securities                                       /X/

                                                             TOTAL RETURN SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

In pursuing its investment objective and investment policies, the Total Return Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check /X/ mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash / / mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

INVESTMENT TECHNIQUES/PRACTICES

SYMBOLS                              /X/ SERIES USES, OR CURRENTLY
                                         ANTICIPATES USING

                                     / / PERMITTED, BUT SERIES DOES NOT
                                         CURRENTLY ANTICIPATE USING

DEBT SECURITIES
  ASSET-BACKED SECURITIES
    Collateralized Mortgage Obligations and Multiclass
      Pass-Through Securities                                  /X/
    Corporate Asset-Backed Securities                          /X/
    Mortgage Pass-Through Securities                           /X/
    Stripped Mortgage-Backed Securities                        /X/
  Corporate Securities                                         /X/
  Loans and Other Direct Indebtedness                          /X/
  Lower Rated Bonds                                            /X/
  Municipal Bonds                                              /X/
  U.S. Government Securities                                   /X/
  Variable and Floating Rate Obligations                       /X/
  Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds     /X/
Equity Securities                                              /X/
FOREIGN SECURITIES EXPOSURE
  Brady Bonds                                                  /X/
  Depositary Receipts                                          /X/
  Dollar-Denominated Foreign Debt Securities                   /X/
  Emerging Markets                                             /X/
  Foreign Securities                                           /X/
Forward Contracts                                              /X/
Futures Contracts                                              /X/
Indexed Securities/Structured Products                         /X/
Inverse Floating Rate Obligations                              /X/
INVESTMENT IN OTHER INVESTMENT COMPANIES
  Open-End Funds                                               /X/
  Closed-End Funds                                             /X/
Lending of Portfolio Securities
LEVERAGING TRANSACTIONS
  Bank Borrowings                                              / /
  Mortgage "Dollar-Roll" Transactions                          /X/
  Reverse Repurchase Agreements                                / /
OPTIONS
  Options on Foreign Currencies                                /X/
  Options on Futures Contracts                                 /X/
  Options on Securities                                        /X/
  Options on Stock Indices                                     /X/
  Reset Options                                                /X/
  "Yield Curve" Options                                        /X/
Repurchase Agreements                                          /X/
Short Sales                                                    /X/
Short Term Instruments                                         /X/
Swaps and Related Derivative Instruments                       /X/
Temporary Borrowings                                           /X/
Temporary Defensive Positions                                  /X/
"When-Issued" Securities                                       /X/

                                                                UTILITIES SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

In pursuing its investment objective and investment policies, the Utilities Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check /X/ mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash / / mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

INVESTMENT TECHNIQUES/PRACTICES

SYMBOLS                              /X/ SERIES USES, OR CURRENTLY
                                         ANTICIPATES USING

                                     / / PERMITTED, BUT SERIES DOES NOT
                                         CURRENTLY ANTICIPATE USING

DEBT SECURITIES
  ASSET-BACKED SECURITIES                                      /X/
    Collateralized Mortgage Obligations and Multiclass
      Pass-Through Securities                                  /X/
    Corporate Asset-Backed Securities                          /X/
    Mortgage Pass-Through Securities                           /X/
    Stripped Mortgage-Backed Securities                        / /
  Corporate Securities                                         /X/
  Loans and Other Direct Indebtedness                          /X/
  Lower Rated Bonds                                            /X/
  Municipal Bonds                                              /X/
  U.S. Government Securities                                   /X/
  Variable and Floating Rate Obligations                       /X/
  Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds     /X/
Equity Securities                                              /X/
FOREIGN SECURITIES EXPOSURE
  Brady Bonds                                                  /X/
  Depositary Receipts                                          /X/
  Dollar-Denominated Foreign Debt Securities                   /X/
  Emerging Markets                                             /X/
  Foreign Securities                                           /X/
Forward Contracts                                              /X/
Futures Contracts                                              /X/
Indexed Securities/Structured Products                         /X/
Inverse Floating Rate Obligations                              / /
INVESTMENT IN OTHER INVESTMENT COMPANIES
  Open-End                                                     /X/
  Closed-End                                                   /X/
Lending of Portfolio Securities                                /X/
LEVERAGING TRANSACTIONS
  Bank Borrowings                                              / /
  Mortgage "Dollar-Roll" Transactions                          /X/
  Reverse Repurchase Agreements                                / /
OPTIONS
  Options on Foreign Currencies                                /X/
  Options on Futures Contracts                                 /X/
  Options on Securities                                        /X/
  Options on Stock Indices                                     /X/
  Reset Options                                                / /
  "Yield Curve" Options                                        / /
Repurchase Agreements                                          /X/
Short Sales                                                    /X/
Short Term Instruments                                         /X/
Swaps and Related Derivative Instruments                       / /
Temporary Borrowings                                           /X/
Temporary Defensive Positions                                  /X/
"When-Issued" Securities                                       /X/

                                                                    VALUE SERIES

-    INVESTMENT TECHNIQUES AND PRACTICES

In pursuing its investment objective and investment policies, the Value Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check /X/ mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash / / mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

INVESTMENT TECHNIQUES/PRACTICES

SYMBOLS                              /X/ SERIES USES, OR CURRENTLY
                                         ANTICIPATES USING

                                     / / PERMITTED, BUT SERIES DOES NOT
                                         CURRENTLY ANTICIPATE USING

DEBT SECURITIES
  Asset-Backed Securities                                      /X/
    Collateralized Mortgage Obligations and Multiclass
      Pass-Through Securities                                  /X/
    Corporate Asset-Backed Securities                          /X/
    Mortgage Pass-Through Securities                           /X/
    Stripped Mortgage-Backed Securities                        /X/
  Corporate Securities                                         /X/
  Loans and Other Direct Indebtedness                          /X/
  Lower Rated Bonds                                            /X/
  Municipal Bonds                                              /X/
  U.S. Government Securities                                   /X/
  Variable and Floating Rate Obligations                       /X/
  Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds     /X/
Equity Securities                                              /X/
FOREIGN SECURITIES EXPOSURE
  Brady Bonds                                                  /X/
  Depositary Receipts                                          /X/
  Dollar-Denominated Foreign Debt Securities                   /X/
  Emerging Markets                                             /X/
  Foreign Securities                                           /X/
Forward Contracts                                              /X/
Futures Contracts                                              /X/
Indexed Securities/Structured Products                         /X/
Inverse Floating Rate Obligations
INVESTMENT IN OTHER INVESTMENT COMPANIES
  Open-End                                                     /X/
  Closed-End                                                   /X/
Lending of Portfolio Securities                                /X/
LEVERAGING TRANSACTIONS
  Bank Borrowings                                              / /
  Mortgage "Dollar-Roll" Transactions                          /X/
  Reverse Repurchase Agreements                                / /
OPTIONS
  Options on Foreign Currencies                                /X/
  Options on Futures Contracts                                 /X/
  Options on Securities                                        /X/
  Options on Stock Indices                                     /X/
  Reset Options                                                /X/
"Yield Curve" Options                                          /X/
Repurchase Agreements                                          /X/
Short Sales                                                    /X/
Short Term Instruments                                         /X/
Swaps and Related Derivative Instruments                       /X/
Temporary Borrowings                                           /X/
Temporary Defensive Positions                                  /X/
"When-Issued" Securities                                       /X/

MFS(R) VARIABLE INSURANCE TRUST(SM)


SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES The Board of Trustees of the MFS funds has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, MFS Variable Insurance Trust--[name of series], c/o Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116, Attention: Frank Tarantino, Independent Chief Compliance Officer of the series. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS fund to which they relate and (iii) identify the class and number of shares held by the shareholder.

YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE FUNDS, AND MAKE INQUIRIES ABOUT THE FUNDS, BY CONTACTING:

      MFS Service Center, Inc.
      500 Boylston Street
      Boston, MA 02116
      Telephone: 1-800-343-2829 x3500
      Internet: mfs.com

ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the series' actual investments. Annual reports discuss the effect of recent market conditions and the series' investment strategy on the series' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated May 1, 2005, provides more detailed information about the trust and its series and is incorporated into this prospectus by reference.


Information about the trust and its series (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

      Public Reference Room
      Securities and Exchange Commission
      Washington, D.C., 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the trust and its series are available on the EDGAR Databases on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

      The trust's Investment Company Act file number is 811-8326


                                                   MSG 11/98 224M 90/290/390/890

[MFS(R) INVESTMENT MANAGEMENT LOGO]

                                                         STATEMENT OF ADDITIONAL
                                                                     INFORMATION

MFS(R) VARIABLE INSURANCE TRUST(SM)


MAY 1, 2005


MFS(R) VARIABLE INSURANCE TRUST(SM)
500 BOYLSTON STREET, BOSTON, MA 02116
(617) 954-5000

This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Trust's Prospectuses, each dated May 1, 2004, as supplemented from time to time. This SAI should be read in conjunction with the Prospectuses, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).

This SAI relates to the 15 Series of the Trust identified on page three hereof. Shares of these Series are offered to separate accounts of certain insurance companies ("Participating Insurance Companies") that fund variable annuity and variable life insurance contracts ("Contracts") and to qualified retirement and pension plans ("Plans"). Participating Insurance Companies and sponsors of Plans ("Plan Sponsors") may choose to offer as investment options to their Contract holders less than all of the Trust's Series, in which case the Trust's Prospectuses for those Participating Insurance Companies and Plans will be revised to describe only those Series offered. Therefore, while certain versions of the Trust's Prospectuses will describe only certain of the Trust's Series, this SAI includes information on other Series which are not offered pursuant to such Prospectuses, in which case information concerning these other Series contained herein should be disregarded.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS


                                                                               PAGE
I     General Information and Definitions                                        3

II    Distribution Plan Payments                                                 3

III   Investment Techniques, Practices and Risks                                 3

IV    Investment Restrictions                                                    4

V     Management of the Trust                                                    5

      Trustees and Officers -- Identification and Background                     5

      Share Ownership                                                            5

      Trustee Compensation and Committees                                        9

      Investment Adviser                                                        11

      Investment Advisory Agreement                                             11

      Administrator                                                             13

      Custodian                                                                 13

      Shareholder Servicing Agent                                               14

      Distributor                                                               14

      Codes of Ethics                                                           14

VI    Distribution                                                              14

      Marketing and Administrative Support Payments                             15

      Other Payments                                                            16

VII   Portfolio Transactions and Brokerage Commissions                          16

VIII  Disclosure of Portfolio Holdings                                          18

IX    Tax Status                                                                20

X     Net Income and Distributions                                              20

XI    Determination of Net Asset Value                                          21

XII   Description of Shares, Voting Rights and Liabilities                      21

XIII  Independent Registered Public Accounting Firm and Financial Statements    22

      Appendix A--Trustees and Officers -- Identification and Background       A-1

      Appendix B--Committees                                                   B-1

      Appendix C--Trustees' Ownership of Series Shares                         C-1

      Appendix D--Investment Techniques, Practices and Risks                   D-1

      Appendix E--Description of Bond Ratings                                  E-1

      Appendix F--Distribution Plan Payments                                   F-1

      Appendix G--Proxy Voting Policies and Procedures                         G-1

      Appendix H--Recipients of Non-Public Disclosure Regarding Portfolio
       Holdings on an Ongoing Basis                                            H-1

I    GENERAL INFORMATION AND DEFINITIONS

     MFS Variable Insurance Trust (the "Trust") organized in 1994 is a professionally managed open-end management investment company (a "mutual fund") consisting of 15 separate series (individually or collectively hereinafter referred to as a "Series" or the "Series"):

     MFS Research Bond Series (the "Research Bond Series")*

     MFS Capital Opportunities Series (the "Capital Opportunities Series")*

     MFS Emerging Growth Series (the "Emerging Growth Series")*

     MFS Global Equity Series (the "Global Equity Series")*

     MFS High Income Series (the "High Income Series")*

     MFS Investors Growth Stock Series (the "Investors Growth Stock Series")*

     MFS Investors Trust Series (the "Investors Trust Series")*

     MFS Mid Cap Growth Series (the "Mid Cap Growth Series")*

     MFS Money Market Series (the "Money Market Series")*

     MFS New Discovery Series (the "New Discovery Series")*

     MFS Research Series (the "Research Series")*

     MFS Strategic Income Series (the "Strategic Income Series")

     MFS Total Return Series (the "Total Return Series")*

     MFS Utilities Series (the "Utilities Series")

     MFS Value Series (the "Value Series")*

----------
     *Diversified Series of the Trust. This means that, with respect to 75% of its total assets, the Series may not (1) purchase more than 10% of the outstanding voting securities of any one issuer, or (2) purchase securities of any issuer if, as a result, more than 5% of the Series' total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. Government, its agencies or instrumentalities or to investments in other investment companies.

     The Emerging Growth Series was previously known as the "OTC Series" until its name was changed on June 1, 1995. The Capital Opportunities Series was previously known as the "Value Series" until its name was changed on May 1, 1999. That Series was previously known as the "Growth Series" until its name was changed on April 25, 1996. The Investors Trust Series was previously known as the Growth With Income Series until its name was changed on May 1, 2001. The Investors Growth Stock Series was previously known as the Growth Series until its name was changed on May 1, 2001. The Strategic Income Series was previously known as the Global Governments Series until it changed its name on April 30, 2002. The Global Governments Series was previously known as the "World Governments Series" until its name was changed on May 1, 1999.

     Each Series' investment adviser and distributor is, respectively, Massachusetts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Distributors, Inc. ("MFD" or the "Distributor"), each a Delaware corporation.

II   DISTRIBUTION PLAN PAYMENTS

     Payments made by the Series under the Service Class Distribution Plan for the most recent fiscal year end are set forth in APPENDIX F to this SAI.


III  INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS

     Set forth in APPENDIX D of this SAI is a description of investment techniques and practices which the Series may generally use in pursuing their investment objectives and investment policies to the extent such techiques and practices are consistent with their investment objectives and investment policies, and a description of the risks associated with these investment techniques and practices. References to a "Series" in APPENDIX
     D does not mean that each Series in the Trust may engage in the investment technique or practice described. Please review APPENDIX A of the relevant prospectus for a list of the investment techniques and practices which generally are or may be utilized by your Series.



             INVESTMENT                          PERCENTAGE LIMITATION
             LIMITATION                    (BASED ON SUCH SERIES' NET ASSETS)
--------------------------------------------------------------------------------
1.   RESEARCH BOND SERIES:
     Dollar and Non-Dollar Denominated
     Foreign Securities:                          up to 35%
     Non-Dollar Denominated
     Non-Canadian Foreign Securities              10%
     Lower Rated Bonds:                           up to (but not including) 20%
     Short Sales:                                 5%

2.   CAPITAL OPPORTUNITIES SERIES:
     Foreign Securities:                          35%
     Lower Rated Bonds:                           up to (but not including) 10%
     Short Sales:                                 5%

3.   EMERGING GROWTH SERIES:
     Foreign Securities (including
     Emerging Market Securities):                 up to (but not including) 20%
     Lower Rated Bonds:                           up to (but not including) 10%
     Short Sales:                                 5%

4.   GLOBAL EQUITY SERIES:
     Foreign Securities:                          100%
     Short Sales:                                 5%

5.   HIGH INCOME SERIES:
     Foreign Securities:                          25%
     Emerging Markets:                            5%
     Lower Rated Bonds:                           100%
     Short Sales:                                 5%

6.   INVESTORS GROWTH STOCK SERIES:
     Foreign Securities:                          35%
     Short Sales:                                 5%

7.   INVESTORS TRUST SERIES:
     Foreign Securities:                          up to (but not including) 20%
     Short Sales:                                 5%

8.   MID CAP GROWTH SERIES:
     Foreign Securities:                          up to (but not including) 20%
     Lower Rated Bonds:                           up to (but not including) 10%
     Short Sales:                                 15%

             INVESTMENT                           PERCENTAGE LIMITATION
             LIMITATION                    (BASED ON SUCH SERIES' NET ASSETS)
--------------------------------------------------------------------------------
9.   MONEY MARKET SERIES:
     U.S. dollar-denominated securities
     of foreign issuers                           up to 35%
     Bank obligations where the
     issuing bank has capital,
     surplus and undivided profits less
     than or equal to $100 million:               10%
     Short Sales:                                 5%

10.  NEW DISCOVERY SERIES:
     Foreign Securities:                          up to (but not including) 20%
     Lower Rated Bonds:                           up to (but not including) 10%
     Short Sales:                                 15%

11.  RESEARCH SERIES:
     Foreign Securities:                          up to (but not including) 20%
     Lower Rated Bonds:                           up to (but not including) 10%
     Short Sales:                                 5%

12.  STRATEGIC INCOME SERIES:
     Foreign Securities:                          may not exceed 50%
     Lower Rated Bonds:                           up to 100%
     Short Sales:                                 5%

13.  TOTAL RETURN SERIES:
     Foreign Securities:                          up to (but not including) 20%
     Lower Rated Bonds:                           up to (but not including) 20%
     Short Sales:                                 5%

14.  UTILITIES SERIES:
     Foreign Securities:                          35%
     Lower Rated Bonds:                           up to (but not including) 20%
     Short Sales:                                 5%

15.  VALUE SERIES:
     Foreign Securities                           35%
     Lower Rated Bonds                            up to (but not including) 10%
     Short Sales:                                 5%

IV   INVESTMENT RESTRICTIONS

     Each Series has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Series' shares which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding shares of the Trust or the Series, as applicable, present at a meeting if holders of more than 50% of the outstanding shares of the Trust or the Series, as applicable, are represented in person or by proxy, or (ii) more than 50% of the outstanding shares of the Trust or the Series, as applicable.

     As fundamental policies, each Series may not:

     (1) borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the "1940 Act") and exemptive orders granted under such Act;

     (2) underwrite securities issued by other persons, except that all or any portion of the assets of the Series may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Series may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

     (3) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

     (4) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act;

     (5) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business. The Series reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities; and

     (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry (provided however, that (i) the High Income Series may invest up to 40% of the value of its assets in each of the electric utility and telephone industries and (ii) the Utilities Series will invest at least 25% of its gross assets in the utilities industry). For the Money Market Series, this restriction shall not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies.

     In addition, each Series has adopted the following non-fundamental policy, which may be changed without shareholder approval. Each Series will not:

     (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (E.G., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Series' net assets (taken at market value) (10% of net assets in the case of the Money Market Series) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Series' limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933, but are determined to be liquid by the Trust's Board of Trustees (or its delegee), will not be subject to this 15% (10% in the case of the Money Market Series) limitation.

     Except for investment restriction no. 1 and the Series' non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Series' non-fundamental policy on illiquid investments, a Series will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

V    MANAGEMENT OF THE TRUST

     TRUSTEES/OFFICERS -- BOARD OVERSIGHT


     The Board of Trustees which oversees all of the Series in the Trust provides broad supervision over the affairs of each Series. The Adviser is responsible for the investment management of each Series assets, and the officers of the Trust are responsible for its operations. The Trustees have appointed several persons to serve as "Advisory Trustees," each of whom have been nominated by the Trustees for election as Trustees by shareholders.


     TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND

     The identification and background of the Trustees and Officers of the Trust are set forth in APPENDIX A to this SAI.

     SHARE OWNERSHIP

     As of January 31, 2004, all Trustees and officers as a group owned less than 1% of each Series. Information concerning the value of each Trustee's share ownership in each Series overseen and, on an aggregate basis, in all MFS Funds overseen, is set forth in APPENDIX C to this SAI.


     The following table identifies those investors who own 25% or more of a Series' shares (both share classes taken together) as of January 31, 2005 and are therefore presumed to control that series. All holdings are of record unless indicated otherwise.


     25% OR GREATER OWNERSHIP


                                                                  APPROXIMATE
                                                                     % OF
                                       NAME AND ADDRESS           OUTSTANDING
            SERIES                      OF SHAREHOLDER            SHARES OWNED
     --------------------   ---------------------------------   ----------------
     Capital                Hartford Life & Annuity Insurance          42.68%
     Opportunities Series   c/o Separate Account Seven
                            Attn: David Ten Broeck
                            200 Hopmeadow St.
                            Simsbury, CT 06089

     Global Equity Series   Hartford Life & Annuity Insurance          68.30%
                            c/o Separate Account Seven
                            Attn: David Ten Broeck
                            200 Hopmeadow St.
                            Simsbury, CT 06089

                            Hartford Life Insurance                    26.17%
                            Company Separate Account
                            Seven Attn David Ten Broeck
                            200 Hopmeadow St.
                            Weatogue CT 06089-9793

     High Income Series     Hartford Life & Annuity Insurance          56.34%
                            c/o Separate Account Seven
                            Attn: David Ten Broeck
                            200 Hopmeadow St.
                            Simsbury, CT 06089

     Investors Growth       IDS Life Insurance Company                 33.52%
     Stock Series           RAVA-1MG-American Express
                            222 AXP Financial Center,
                            Minneapolis, MN 55474-0001

                            Hartford Life & Annuity Insurance          26.99%
                            c/o Separate Account Seven
                            Attn: David Ten Broeck
                            200 Hopmeadow St.
                            Simsbury, CT 06089

     Investors              Hartford Life & Annuity Insurance          37.84%
     Trust Series           c/o Separate Account Seven
                            Attn: David Ten Broeck
                            200 Hopmeadow St.
                            Simsbury, CT 06089

     Mid Cap                Hartford Life & Annuity Ins. Co.           62.60%
     Growth Series          Separate Account Seven
                            Attn: Dave Ten Broeck
                            PO Box 2999
                            Hartford, CT 06104-2999

     Money Market           First Citicorp Life Insurance              72.38%
     Series                 Company
                            c/o Travelers Life & Annuity Co.
                            Attn: Shareholder Accounting
                            1 Tower Sq. #6MS
                            Hartford, CT 06183-0001

     Strategic              Ameritas Life Insurance Company            35.99%
     Income                 Separate Account
     Series                 Attn Giang Nguyen
                            5900 O Street
                            Lincoln, NE 68510-2252

     Total Return           Hartford Life & Annuity Insurance          40.33%
     Series                 C/O Separate Account Seven
                            Attn: David Ten Broeck
                            200 Hopmeadow Street
                            Simsbury, CT 06089-9793

     Utilities              Lincoln Life Account M, LVUL-DB            32.11%
     Series                 Lincoln Life Mut Fd Admn
                            Area 6H-02
                            1300 S Clinton St.
                            Fort Wayne, IN 46802-3518

     Value                  Hartford Life & Annuity Insurance          41.37%
     Series                 C/O Separate Account Seven
                            Attn: David Ten Broeck
                            200 Hopmeadow Street
                            Simsbury, CT 06089-9793


     5% OR GREATER OWNERSHIP

     The following table identifies those investors who own 5% or more of a Series' shares by class as of January 31, 2004. All holdings are of record unless indicated otherwise.


                                                                  APPROXIMATE
                                                                     % OF
                                      NAME AND ADDRESS            OUTSTANDING
            SERIES                     OF SHAREHOLDER             SHARES OWNED
     --------------------   ---------------------------------   ----------------
     Bond Series            First Citicorp Life Insurance              19.74%
                            Company                               of Initial
                            c/o Travelers Life & Annuity Co.           Class
                            Attn: Shareholder Accounting
                            1 Tower Sq. #6MS
                            Hartford, CT 06183-0001

                            Kansas City Life Insurance                 21.30%
                            Company Variable Annuity              of Initial
                            P.O. Box 419139                            Class
                            Kansas City, MO 64141-6139

                            Keyport Life Insurance Company             11.09%
                            c/o Sun Life Financial                of Initial
                            PO Box 9134                                Class
                            Wellesley Hills, MA 02481-9134

                            Allstate Financial Advisors                12.00%
                            544 Lakeview Pkwy                     of Initial
                            Accounting -- Attn: Financial              Class
                            Control
                            Vernon Hills, IL 60061-1829

                                                                  APPROXIMATE
                                                                     % OF
                                      NAME AND ADDRESS            OUTSTANDING
            SERIES                     OF SHAREHOLDER             SHARES OWNED
     --------------------   ---------------------------------   ----------------
                            Allstate Life Insurance Co. of              5.14%
                            New York
                            Financial Control
                            PO Box 94200
                            Palatine, IL 60094-4200

                            Transamerica Life Insurance Co.             7.20%
                            Attn: FMG Accounting MD 4410          of Initial
                            4333 Edgewood Rd. N.E.                     Class
                            Cedar Rapids, IA 52499

                            CUNA Mutual Life Group Variable             5.88%
                            Account                               of Initial
                            Attn Variable Products Finance             Class
                            2000 Heritage Way
                            Waverly, IA 50677-9208

                            Kansas City Life                            5.19%
                            Insurance Company                     of Initial
                            Universal Life                             Class
                            PO Box 419139
                            Kansas City, MO 64141-6139

                            Transamerica Life Insurance Co.            24.15%
                            Attn: FMG Accounting MS 4410          of Service
                            4333 Edgewood Rd. NE                       Class
                            Cedar Rapids, IA 52499-0001

                            Guardian Insurance & Annuity Co.           75.85%
                            Equity Accounting 3-S                 of Service
                            3900 Burgess Place                         Class
                            Bethlehem, PA 18071-9097

     Capital                Hartford Life & Annuity Insurance          47.78%
     Opportunities          Separate Account Seven                of Initial
     Series                 Attn: David Ten Broeck                     Class
                            200 Hopmeadow St.
                            Simsbury, CT 06089

                            United of Omaha                            16.46%
                            Life Insurance Company                of Initial
                            Mutual of Omaha Plaza                      Class
                            Omaha, NE 68175-0001

                            Hartford Life Insurance Company            11.44%
                            c/o Separate Account Seven            of Initial
                            Attn David Ten Broeck                      Class
                            200 Hopmeadow St.
                            Simsbury, CT 06089

                            American Franklin                           7.87%
                            Life Insurance Company                of Initial
                            Equibuilder                                Class
                            c/o American General
                            Life Insurance Company
                            Attn: Debbie Kerai
                            P.O. Box 1591
                            Houston, TX 77251-1591

                            Integrity Life Ins Co                      31.32%
                            515 W Market St                       of Service
                            Louisville, KY 40202-3333                  Class

                            Lincoln Life Account M, LVUL-DB            35.82%
                            Lincoln Life Mut Fd Admn              of Service
                            Area 6H-02                                 Class
                            1300 S Clinton Street
                            Forte Wayne, IN 46802-3518

                            Guardian Insurance &                        7.74%
                            Annuity Co Inc                        of Service
                            A/C Guardian Sep A/C F                     Class
                            Attn Paul Iannelli 3-S
                            3900 Burgess Pl
                            Bethlehem, PA 18017-9097

                            National Integrity Life Ins Co             15.49%
                            515 W Market St                       of Service
                            Louisville, KY 40202-3333                  Class

                            United of Omaha Life Insurance              5.33%
                            Company                               of Service
                            Attn Product Accounting &                  Class
                            Reporting
                            11th Fl
                            Mutual of Omaha Plaza
                            Omaha, NE 68175-0001

     Emerging Growth        Pruco Life of Arizona                      20.50%
     Series                 Flexible Premium Variable             of Initial
                            Annuity Account                            Class
                            213 Washington Street Floor 7
                            Newark, NJ 07102-2917

                            Merrill Lynch Pierce Fenner &              20.27%
                            Smith Inc                             of Initial
                            for the Sole Benefit of its                Class
                            Customers
                            4800 Deer Lake Drive East
                            Jacksonville, FL 32246-6484

                            Union Central Life Insurance                5.85%
                            Company Group                         of Initial
                            Annuity Mutual Funds-Station 3             Class
                            1876 Waycross Road
                            Cincinnati, OH 45240-2899

                            Hartford Life & Annuity Insurance           8.28%
                            C/O Separate Account Seven            of Initial
                            Attn: David Ten Broeck                     Class
                            200 Hopmeadow Street
                            Simsbury, CT 06089-9793

                            Keyport Life Insurance Co                  18.61%
                            c/o Sun Life Financial                of Service
                            PO Box 9134                                Class
                            Wellesley Hills, MA 02481-9134

                            Lincoln Life Account M,                    31.11%
                            LVUL-DB Lincoln Life Mut FD           of Service
                            Admn Area 6H-02                            Class
                            1300 S Clinton St
                            Fort Wayne, IN 46802-3518

                            Integrity Life Ins Co                       9.74%
                            515 W Market St                       of Service
                            Louisville, KY 40202-3333                  Class

                            National Integrity Life Ins Co              5.00%
                            515 W Market St                       of Service
                            Louisville, KY 40202-3333                  Class

                            Nationwide Insurance Co NWPP                9.70%
                            c/o IPO Portfolio Accounting          of Service
                            Attn: Charles Maxwell                      Class
                            PO Box 182029
                            Columbus, OH 43218-2029

     Global Equity Series   Hartford Life & Annuity Insurance          68.30%
                            c/o Separate Account Seven            of Initial
                            Attn: David Ten Broeck                     Class
                            200 Hopmeadow St.
                            Simsbury, CT 06089

                            Hartford Life Insurance Company            26.17%
                            Separate Account Seven                of Initial
                            Attn: David Ten Broeck                     Class
                            200 Hopmeadow St.
                            Simsbury, CT 06089

                            MFS Service Center                           100%
                            Attn: Corp. Actions 10th Fl           of Service
                            500 Boylston St.                           Class
                            Boston, MA 02116-3740

                                                                  APPROXIMATE
                                                                     % OF
                                      NAME AND ADDRESS            OUTSTANDING
            SERIES                     OF SHAREHOLDER             SHARES OWNED
     --------------------   ---------------------------------   ----------------
     High Income Series     Hartford Life & Annuity Insurance          64.94%
                            c/o Separate Account Seven            of Initial
                            Attn: David Ten Broeck                     Class
                            200 Hopmeadow St.
                            Simsbury, CT 06089

                            Hartford Life Insurance Company            19.70%
                            Separate Account Seven                of Initial
                            Attn: David Ten Broeck                     Class
                            200 Hopmeadow St.
                            Weatogue, CT 06089

                            MetLife Investors Insurance Co.            80.07%
                            Annuity A/C One                       of.Service
                            Attn: Terrence Santry                      Class
                            501 Boylston St
                            Boston, MA 02116

                            Lincoln Benefit Life                        9.01%
                            Variable Life                         of Service
                            Nebraska Service Center                    Class
                            2940 South 84th Street
                            Lincoln, NE 68806-4142

                            MetLife Investors                           7.72%
                            Variable Annuity Account Five         of Service
                            Attn: Shar Nevenhoven                      Class
                            4700 Westown Pkwy
                            Ste 200 W.
                            W. Des Moines, IA 50266-6718

     Investors Growth       Hartford Life & Annuity Insurance          60.53%
     Stock Series           c/o Separate Account Seven            of Initial
                            Attn: David Ten Broeck                     Class
                            200 Hopmeadow St.
                            Simsbury, CT 06089

                            Hartford Life Insurance Company            15.21%
                            Separate Account Seven                of Initial
                            Attn: David Ten Broeck                     Class
                            200 Hopmeadow St.
                            Simsbury, CT 06089

                            John Hancock Variable Account               8.30%
                            H 601 Congress St.                    of Initial
                            Boston, MA 02210-2804                      Class

                            Protective Variable Annuity                 5.60%
                            PO Box 2606                           of Initial
                            Birmingham, AL 35202-2606                  Class

                            IDS Life Insurance Company                 60.48%
                            Rava-1MG-American Express.             of Service
                            222 AXP Financial Center                    Class
                            Minneapolis, MN 55474-0001

                            GE Life and Annuity                        10.38%
                            Assurance Company                     of Service
                            Attn: Variable Accounting                  Class
                            6610 W Broad St
                            Richmond, VA 23230-1702

                            Keyport LIfe Insurance                      5.87%
                            Co c/o Sun Life                       of Service
                            Financial PO Box 9134                      Class
                            Wellesley Hills, MA 02481-9134

                            Nationwide Insurance Co NWVAII              7.33%
                            c/o IPO Portfolio Accounting          of Service
                            PO Box 182029                              Class
                            Columbus, OH 43218-2029

     Investors Trust        Hartford Life & Annuity Insurance          42.34%
     Series                 c/o Separate Account Seven            of Initial
                            Attn David Ten Broeck                      Class
                            200 Hopmeadow St
                            Simsbury, CT 06089-9793

                            Protective Variable Annuity                 7.44%
                            PO Box 2606                           of Initial
                            Birmingham, AL 35202-2606                  Class

                            New York Life Insurance and                 5.56%
                            Annuity                               of Initial
                            Corporation (NYLIAC)                       Class
                            169 Lackawanna Ave
                            Parsippany, NJ 07054-1100

                            Hartford Life Insurance Company            11.14%
                            Separate Account Seven                of Initial
                            Attn: David Ten Broeck                     Class
                            200 Hopmeadow St.
                            Weatogue, CT 06089-9793

                            New York Life Insurance and                 5.66%
                            Annuity Corporation (NYLIAC)          of Service
                            Attn Ashesh Upadhvay                       Class
                            169 Lackawanna Ave
                            Parsippany NJ 07064-1007

                            Metlife Investors                          18.84%
                            Annuity Account One                   of Service
                            Attn Terrence Santry                       Class
                            501 Boylston St.
                            Boston, MA 02116-3769

                            GE Life and Annuity Assurance              30.49%
                            Company                               of Service
                            Attn Variable Accounting                   Class
                            6610 W Broad St
                            Richmond, VA 23230-1702

                            Keyport Life Insurance Co                  21.46%
                            c/o Sun Life Financial                of Service
                            PO Box 9134 Wellesley                      Class
                            Hills, MA 02481-9134

     Mid Cap Growth         Hartford Life & Annuity Ins. Co.           76.68%
     Series                 Separate Account Seven                of Initial
                            Attn: Dave Ten Broeck                      Class
                            PO Box 2999
                            Hartford, CT 06104-2999

                            Hartford Life Insurance Company            19.66%
                            Separate Account Seven                of Initial
                            Attn: Dave Ten Broeck                     Class
                            PO Box 2999
                            Hartford, CT 06104-2999

                            Integrity Life Ins Co                      16.77%
                            515 W Market St                       of Service
                            Louisville, KY 40202-3333                  Class

                            AllAmerica Financial                       26.11%
                            Life Insurance                        of Service
                            and Annuity Company                        Class
                            Attn: Separate Accts
                            S-310 440 Lincoln Street
                            Worcester

                            Nationwide Insurance Co. NWVA7             17.19%
                            c/o IPO Portfolio Accounting          of Service
                            P.O. Box 182029                            Class
                            Columbus, Ohio 43218-2029

                            Nationwide Insurance Co. NWVA9              9.19%
                            c/o IPO Portfolio Accounting          of Service
                            P.O. Box 182029                            Class
                            Columbus, Ohio 43218-2029

                            National Integrity Life Ins Co              9.93%
                            515 W Market St                       of Service
                            Louisville, KY 40202-3333                  Class

                                                                  APPROXIMATE
                                                                     % OF
                                      NAME AND ADDRESS            OUTSTANDING
            SERIES                     OF SHAREHOLDER             SHARES OWNED
     --------------------   ---------------------------------   ----------------
                            Ohio National Life Insurance Co.           12.32%
                            1 Financial Way                       of Service
                            Cincinnati, Ohio 45242-5851                Class

                            Minnesota Life 400                          5.00%
                            Robert St. N A0-5215                  of Service
                            Saint Paul, MN 55101-2015                  Class

     Money Market Series    First Citicorp Life Ins Co                 72.38%
                            c/o Travelers Life & Annuity Co
                            Attn Shareholder Accounting
                            1 Tower Sq # GMS
                            Hartford, CT 06183-0001

                            Citicorp Life Insurance Company            17.82%
                            c/o Travelers Life & Annuity Co
                            Attn Shareholder Accounting
                            1 Tower Sq # GMS
                            Hartford, CT 06183-0001

                            Paragon Life Insurance Company              9.80%
                            190 Carondelet Plaza
                            St Louis MO 63105-3443

     New Discovery Series   Hartford Life & Annuity Insurance          44.50%
                            c/o Separate Account Seven            of Initial
                            Attn: David Ten Broeck                     Class
                            200 Hopmeadow St.
                            Simsbury, CT 06089

                            Hartford Life Insurance Company            11.79%
                            Separate Account Seven                of Initial
                            Attn: David Ten Broeck                     Class
                            200 Hopmeadow Street
                            Weatogue, CT 06089-9793

                            IDS Life Insurance Company                 40.58%
                            Rava-1MD-American Express.            of Service
                            222 AXP Financial Center                   Class
                            Minneapolis, MN 55474-0001

                            Metlife Investors                          13.65%
                            Annuity Account One                   of Service
                            Attn Terrence Santry                       Class
                            501 Boylston St.
                            Boston, MA 02116-3769

                            GE Life Annuity                            11.02%
                            Assurance Company                     of Service
                            Attn Variable Accounting                   Class
                            6610 W Broad St
                            Richmond, VA 23230-1702

                            AUSA Life Insurance Co                     8.10%
                            Transamerica Landmark VAR             of Service
                            Annuity                                    Class
                            4333 Edgewood Road NE
                            Attn: FMG Accounting MS 4410
                            Cedar Rapids, IA 52499-0001

     Research Series        Pruco Life of Arizona                      13.46%
                            Flexible Premium Variable             of Initial
                            Annuity Account                            Class
                            213 Washington Street
                            Floor 7 Newark, NJ 07102-2917

                            New York Life Insurance                    13.96%
                            and Annuity                           of Initial
                            Corporation (NYLIAC)                       Class
                            169 Lackawanna Ave
                            Parsippany, NJ 07054-1100

                            Protective Variable Annuity                 9.61%
                            P.O. Box 2606                         of Initial
                            Birmingham, AL 35202-2606                  Class

                            Keyport Life Insurance Co                   6.32%
                            c/o Sun Life Financial                of Initial
                            P.O. Box 8134                              Class
                            Wellesley Hls, MA 02481-9134

                            Jefferson Pilot Financial Ins Co            5.19%
                            JPF Separate Acct A                   of Initial
                            Attn T McCarthy 15 03                      Class
                            1 Granite Pl
                            Concord, NH 03301-3258

                            New York Life Insurance                    60.82%
                            and Annuity                           of Service
                            Corporation (NYLIAC)                       Class
                            Attn Ashesh Upadhyay
                            169 Lackawanna Ave
                            Parsippany, NJ 07054-1007

                            Nationwide Life and Annuity Co              5.74%
                            of America (NLACA) PLACA-VA           of Service
                            c/o IPO Portfolio Accounting               Class
                            P.O. Box 1717
                            Valley Forge, PA 19482-1717

                            Transamerica Life Insurance Co             12.89%
                            Attn: FMG Accounting MD 4410          of Service
                            4333 Edgewood Rd NE                        Class
                            Cedar Rapids, IA 52499-0001

                            AUSA Life Insurance Co                      7.05%
                            Retirement Income                     of Service
                            Builder III                                Class
                            4333 Edgewood Road NE
                            Attn: FMG Accounting
                            MS 4410 Cedar Rapids,
                            IA 52499-0001

                            Integrity Life Ins Co.                     11.33%
                            515 W. Market Street                  of Service
                            Louisville, KY 40202-3333                  Class

                            Glenbrook Life and Annuity                  5.82%
                            Company                               of Service
                            300 N Milwaukee Suite AN2S                 Class
                            Vernon Hills, IL 60061-1533

     Strategic Income       Ameritas Life Insurance                    34.89%
     Series                 Company                               of Initial
                            Separate Account VA-2                      Class
                            (Annuity)
                            Attn: Giang Nguyen
                            5900 O Street
                            Lincoln, NE 68510-2252

                            United of Omaha Life                       17.89%
                            Insurance Company                     of Initial
                            Attn: Product Accounting                   Class
                            Reporting 11 Fl
                            Mutual of Omaha Plaza
                            Omaha, NE 68175-0001

                            ING Life Insurance &                        7.46%
                            Annuity Co                            of Initial
                            Central Valuation TN41                     Class
                            151 Farmington Ave
                            RTAN Hartford, CT 06156-001

                            Ameritas Life Insurance Company             6.33%
                            Separate Account V (Life)             of Initial
                            Attn: Giang Nguyen                         Class
                            5900 O Street
                            Lincoln, NE 68510-2252

                            CUNA Mutual Life Insurance Co              12.73%
                            Variable Annuity                      of Initial
                            Account Attn Fund                          Class
                            Accounting 2000
                            Heritage Way Waverly
                            IA 50677-9208

                                                                  APPROXIMATE
                                                                     % OF
                                      NAME AND ADDRESS            OUTSTANDING
            SERIES                     OF SHAREHOLDER             SHARES OWNED
     --------------------   ---------------------------------   ----------------
                            Guardian Insurance &                       39.83%
                            Annuity Co. Inc.                      of Service
                            A/C Guardian Sep A/C F                     Class
                            Attn: Paul Iannelli 3-S
                            3900 Burgess Pl
                            Bethlehem, PA 18017-9097

                            Guardian Insurance & Annuity Co            51.82%
                            Attn: Paul Iannelli                   of Service
                            Equity Accounting 3-S                      Class
                            3900 Burgess Place
                            Bethlehem, PA 18017-9907

                            GE Capital Life Assurance                   5.42%
                            Co of NY                              of Service
                            5610 W Broad St                            Class
                            Richmond, VA 23230-1702

     Total Return Series    Hartford Life & Annuity Insurance          51.18%
                            C/O Separate Account Seven            of Initial
                            Attn: David Ten Broeck                     Class
                            200 Hopmeadow Street
                            Simsbury, CT 06089-9793

                            ING Life Insurance &                        9.03%
                            Annuity Co                            of Initial
                            Central Valuation TN41                     Class
                            151 Farmington Ave
                            RTAN Hartford, CT 06156-001

                            Protective Variable Annuity                 5.51%
                            P.O. Box 2606                         of Initial
                            Birmingham, AL 35202-2606                  Class

                            Hartford Life Insurance Company            11.66%
                            Separate Account Seven                   Initial
                            Attn: David Ten Broek                      Class
                            200 Hopmeadow Street
                            Weatogue, CT 06089-9793

                            Lincoln Life Account                       27.62%
                            M-LVUL DB                             of Service
                            Lincoln Life Mut FD                        Class
                            ADMN Area 6H-02
                            1300 S Clinton St.
                            Fort Wayne, IN 46802-3518

                            Ohio National Life Insurance Co            12.71%
                            FBO Separate                          of Service
                            Accounts 1                                 Class
                            Financial Way
                            Cincinnati, OH 45242-5851

                            Allmerica Financial                         5.78%
                            Life Insurance                        of Service
                            and Annuity Company                        Class
                            Attn: Separate Accts
                            S-310 440 Lincoln St.
                            Worcester, MA 01653-0002

                            American Enterprise Life                   12.66%
                            Insur Corp                            of Service
                            125 AXP Financial Center                   Class
                            Minneapolis, MN 55474-0001

                            Transamerica Life Insurance Co             11.56%
                            4333 Edgewood Rd NE                   of Service
                            Attn: FMG Accounting                       Class
                            MS 4410 Cedar Rapids,
                            IA 52499-0001

     Utilities Series       Lincoln Life Account M,                    41.17%
                            LVUL-DB                               of Initial
                            Mutual FD Admin Area 6-H02                 Class
                            1300 S Clinton St.
                            Fort Wayne, IN 46802-3506

                            Ameritas Life Insurance Company            12.31%
                            Separate Account VA-2 (Annuity)       of Initial
                            5900 O Street                              Class
                            Lincoln, NE 68510-2252

                            Jefferson Pilot Financial Ins. Co           7.16%
                            Separate Account A                    of Initial
                            Attn: T. McCarthy 1                        Class
                            Granite Pl
                            Concord, NH 03301-3258

                            Kansas City Life Insurance                  5.70%
                            Company                               of Initial
                            Variable Annuity                           Class
                            P.O. Box 419139
                            Kansas City, MO 64141-6139

                            IDS Life Insurance                         27.87%
                            Company Rava Select                   of Service
                            4UT 222 AXP Financial                      Class
                            Center Minneapolis MN
                            55474-0002

                            New York Life Insurance and                23.94%
                            Annuity Corporation (NYLIAC)          of Service
                            Attn Ashesh Upadhyay                       Class
                            169 Lackawanna Ave
                            Parsippany NJ 07054-1007

                            Lincoln Life Account M,                    18.60%
                            LVUL-DB Lincoln Life Mut              of Service
                            Fd Admin Area BH-02                        Class
                            1300 S Clinton St Fort
                            Wayne IN 46802-3518

                            GE Life Annuity Assurance                  17.28%
                            Company Attn Variable                 of Service
                            Accounting 5610 W Broad St                 Class
                            Richmond VA 23230-1702

     Value Series           Hartford Life & Annuity                    58.97%
                            Separate Account                      of Initial
                            Attn David Ten Broeck                      Class
                            200 Hopmeadow St.
                            Simsbury, CT 06089-9793

                            Prudential Tol 1                           15.94%
                            Alabama Power                         of Initial
                            290 W Mount Pleasant Ave                   Class
                            Livingston, NJ 07039-2747

                            Hartford Life Insurance Co                 16.04%
                            Separate Account                      of Initial
                            Attn David Ten Broeck                      Class
                            200 Hopmeadow St.
                            Simsbury, CT 06089-9793

                            Lincoln Benefit                            5.16%
                            Life Variable Life                   of Service
                            Nebraska Service Center                   Class
                            2940 South 84th Street
                            Lincoln NE 68606-4142

                            Nationwide Insurance Co NWVA7              21.22%
                            C/O IPO Portfolio Accounting          of Service
                            PO Box 182029                              Class
                            Columbus, OH 43218-2029

                            Nationwide Insurance Co NWVA9              10.38%
                            C/O IPO Portfolio Accounting          of Service
                            PO Box 182029                              Class
                            Columbus, OH 43218-2029

                            Minnesota Life 400 Robert Street           23.66%
                            N# A6-5216                            of Service
                            Saint Paul, MN 55101-2015                  Class

                            Nationwide Insurance Company               36.88%
                            NWVAII                                of Service
                            c/o IPO Portfolio Accounting               Class
                            P.O. Box 182029
                            Columbus, OH 43218-2029

     TRUSTEE COMPENSATION AND COMMITTEES [TO BE UPDATED]


     The Trust pays the compensation of non-interested Trustees and of Trustees who are not officers of the Trust, who currently receive an annual retainer per Series. Further information on the committees of the Series' Board of Trustees is set forth in APPENDIX B to this SAI.

     The table below provides the total Trustee fees that the members of the Board received from the MFS Fund complex during that calendar year.

     TRUSTEE COMPENSATION TABLE


                                    TOTAL TRUSTEE
                                      FEES FROM
     NAME OF TRUSTEE             THE FUND COMPLEX(1)
     --------------------   ---------------------------
     INTERESTED TRUSTEES(2)
     Robert J. Manning                 $     0
     Robert C. Pozen                         0
     NON-INTERESTED TRUSTEES
     Lawrence H. Cohn, M.D.            196,868
     David H. Gunning(3)                   N/A
     William R. Gutow                  196,868
     J. Atwood Ives                    207,969
     Amy B. Lane(3)                        N/A
     Abby M. O'Neill(4)                189,682
     Lawrence T. Perera                206,858
     William J. Poorvu(5)              207,969
     J. Dale Sherratt                  196,868
     Elaine R. Smith                   196,868
     Ward Smith(6)                     206,324


----------

     (1) Information is provided for calendar year 2003. Each Trustee receiving compensation served as Trustee of 109 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2003 of approximately $89.6 billion).
     (2) Messrs. Manning and Pozen served as Trustees of the Trust from February 24, 2004 to December 15, 2004, and became Advisory Trustees on December 16, 2004.
     (3) Mr. Gunning and Ms. Lane became Trustees of the Trust on January 27, 2004.
     (4)  Ms. O'Neill retired as Trustee of the Series effective December 31,
          2003.
     (5)  Mr. Poorvu retired as Trustee on December 31, 2004.
     (6)  Mr. Smith passed away on August 15, 2004.


TRUSTEE FEES FROM EACH SERIES(1)

                                                                   COHN
     Bond Series                                                  $  156
     Capital Opportunities Series                                    622
     Emerging Growth Series                                        2,167
     Global Equity Series                                            156
     High Income Series                                              599
     Investors Growth Stock Series                                 1,244
     Investors Trust Series                                        1,319
     Mid Cap Growth Series                                           363
     Money Market Series                                             156
     New Discovery Series                                          1,244
     Research Series                                               1,319
     Strategic Income Series                                         156
     Total Return Series                                           3,019
     Utilities Series                                              1,244
     Value Series                                                    142

                                                     GUNNING(2)    GUTOW
     Bond Series                                         N/A      $  156
     Capital Opportunities Series                        N/A         622
     Emerging Growth Series                              N/A       2,167
     Global Equity Series                                N/A         156
     High Income Series                                  N/A         599
     Investors Growth Stock Series                       N/A       1,244
     Investors Trust Series                              N/A       1,319
     Mid Cap Growth Series                               N/A         363
     Money Market Series                                 N/A         156
     New Discovery Series                                N/A       1,244
     Research Series                                     N/A       1,319
     Strategic Income Series                             N/A         156
     Total Return Series                                 N/A       3,019
     Utilities Series                                    N/A       1,244
     Value Series                                        N/A         142

                                              IVES     LANE(2)    MANNING
     Bond Series                            $  161       N/A       N/A
     Capital Opportunities Series              636       N/A       N/A
     Emerging Growth Series                  2,289       N/A       N/A
     Global Equity Series                      157       N/A       N/A
     High Income Series                        619       N/A       N/A
     Investors Growth Stock Series           1,280       N/A       N/A
     Investors Trust Series                  1,383       N/A       N/A
     Mid Cap Growth Series                     374       N/A       N/A
     Money Market Series                       158       N/A       N/A
     New Discovery Series                    1,293       N/A       N/A
     Research Series                         1,395       N/A       N/A
     Strategic Income Series                   162       N/A       N/A
     Total Return Series                     3,190       N/A       N/A
     Utilities Series                        1,277       N/A       N/A
     Value Series                              143       N/A       N/A

                                                     O'NEILL(3)   PERERA
     Bond Series                                       $  150     $  160
     Capital Opportunities Series                         600        634
     Emerging Growth Series                             2,093      2,271
     Global Equity Series                                 150        157
     High Income Series                                   577        618
     Investors Growth Stock Series                      1,200      1,277
     Investors Trust Series                             1,274      1,377
     Mid Cap Growth Series                                350        373
     Money Market Series                                  150        158
     New Discovery Series                               1,200      1,289
     Research Series                                    1,274      1,385
     Strategic Income Series                              150        161
     Total Return Series                                2,907      3,181
     Utilities Series                                   1,200      1,273
     Value Series                                         136        143

                                                      POORVU       POZEN
     Bond Series                                       $  161      N/A
     Capital Opportunities Series                         636      N/A
     Emerging Growth Series                             2,289      N/A
     Global Equity Series                                 157      N/A
     High Income Series                                   619      N/A
     Investors Growth Stock Series                      1,280      N/A
     Investors Trust Series                             1,383      N/A
     Mid Cap Growth Series                                374      N/A
     Money Market Series                                  158      N/A
     New Discovery Series                               1,293      N/A
     Research Series                                    1,395      N/A
     Strategic Income Series                              162      N/A
     Total Return Series                                3,190      N/A
     Utilities Series                                   1,277      N/A
     Value Series                                         143      N/A

                                           SHERRATT   E. SMITH   W. SMITH
     Bond Series                            $  156     $  156     $  158
     Capital Opportunities Series              622        622        626
     Emerging Growth Series                  2,167      2,167      2,276

                                           SHERRATT   E. SMITH   W. SMITH
     Global Equity Series                      156        156        152
     High Income Series                        599        599        606
     Investors Growth Stock Series           1,244      1,244      1,254
     Investors Trust Series                  1,319      1,319      1,371
     Mid Cap Growth Series                     363        363        366
     Money Market Series                       156        156        154
     New Discovery Series                    1,244      1,244      1,273
     Research Series                       $ 1,319    $ 1,319    $ 1,389
     Strategic Income Series                   156        156        159
     Total Return Series                     3,019      3,019      3,164
     Utilities Series                        1,244      1,244      1,248
     Value Series                              142        142        138


----------
     (1)  For the fiscal year ended December 31, 2003.
     (2) Mr. Gunning and Ms. Lane were appointed to serve as Trustees in January 2004.
     (3) Effective December 31, 2003, Ms. O'Neill retired as a Trustee of the Trust.

     The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities of the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

     INVESTMENT ADVISER

     The Trust has retained MFS as the investment adviser for each Series.

     MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. (a diversified Financial Services Organization).


     MFS votes proxies on behalf of the Series pursuant to the proxy voting policies described in Appendix G to this SAI. Information regarding how each Series voted proxies relating to portfolio securities during the most recent twelve month period ended June 30th is available without charge by visiting mfs.com and clicking on "Proxy Voting" and by visiting the SEC's website at http://www.sec.gov.


     In connection with their deliberations with regard to approval of the Series' current investment advisory agreement with MFS, the Trustees considered such information and factors as they believe, in the light of the legal advice furnished to them and their own business judgement, to be relevant to the interests of the shareholders of each Series.

     During the past year, such factors included the following:

     Nature, Quality, Cost and Extent of Services. The Trustees considered the nature, quality, cost and extent of the various investment, administrative and shareholder services performed by MFS and its affiliates under the existing investment advisory agreement and under separate agreements covering transfer agency and administrative functions. The Trustees also considered the nature and extent of certain other services MFS performs on each Series' behalf, including the securities lending programs and MFS' interaction with third party service providers, principally custodians and sub-custodians.


     Investment Record and Comparative Performance Data. The Trustees reviewed each Series' investment performance as well as the performance of a peer group of series.

     Expenses. The Trustees considered each Series' advisory fee and expense ratios and the advisory fee and expense ratios of a peer group of series.

     Economies of Scale. The Trustees considered whether there have been economies of scale with respect to the management of each Series and whether each Series has appropriately benefited from any economies of scale.


     Profitability. The Trustees considered the level of MFS' profits with respect to the management of each Series, including a review of MFS' methodology in allocating its costs to the management of each Series. The Trustees considered the profits realized by MFS in connection with the operation of each Series and whether the amount of profit is reasonable and appropriate for purposes of promoting a financially strong adviser capable of providing high quality to each Series.

     Personnel and Industry Conditions. The Trustees considered the necessity of MFS maintaining its ability to continue to retain, attract and motivate capable personnel to serve each Series. The Trustees also considered current and developing conditions in the financial services industry including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.


     Other Benefits. Taking into account the risks assumed by MFS, the Trustees considered the character and amount of other benefits received by MFS from serving as adviser of each Series and from providing certain administrative services to each Series, and affiliates of MFS serving as principal underwriter and shareholder servicing agent of each Series. The Trustees also considered benefits to MFS from the use of each Series' portfolio brokerage commissions to pay for research and other similar services.


     The non-interested Trustees were assisted in this process by their own independent legal counsel from whom they received separate legal advice. Based upon their review, the Trustees determined that the investment advisory agreement was reasonable, fair and in the best interest of each Series and its shareholders. The Trustees also concluded that the fees provided in the investment advisory agreement were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.


     INVESTMENT ADVISORY AGREEMENT [TO BE UPDATED]


     The Adviser manages each Series pursuant to an Investment Advisory Agreement (the "Advisory Agreement") for all of the Series in the Trust. Under the Advisory Agreement, the Adviser provides the Series with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Series. For these services and facilities, the Adviser receives an annual investment advisory fee, computed daily and paid monthly, as disclosed in the Prospectus under Expense Summary.

     For the Trust's fiscal years ended December 31, 2003, 2002 and 2001, respectively, MFS received the following aggregate fees in whole or in part, for the same periods:

     For the fiscal year ended December 31, 2003:

                                                                                  AMOUNT
                                                             MANAGEMENT FEE       WAIVED
     SERIES                                                   PAID TO MFS         BY MFS
     ----------------------------------------------------   ---------------       ------
     Bond Series                                            $       217,223       $    0
     Capital Opportunities Series                                   979,812            0
     Emerging Growth Series                                       6,036,658            0
     Global Equity Series                                           119,455            0
     High Income Series                                           1,864,317            0
     Investors Growth Stock Series                                2,341,777            0
     Investors Trust Series                                       3,544,089            0
     Mid Cap Growth Series                                          942,813            0
     Money Market Series                                             59,176            0
     New Discovery Series                                         4,136,738            0
     Research Series                                              3,433,883            0
     Strategic Income Series                                        334,845            0
     Total Return Series                                         12,333,557            0
     Utilities Series                                             1,993,229            0
     Value Series                                                   197,572            0

      For the fiscal year ended December 31, 2002:


                                                                                  AMOUNT
                                                             MANAGEMENT FEE       WAIVED
     SERIES                                                   PAID TO MFS         BY MFS
     ----------------------------------------------------   ---------------       ------
     Bond Series                                            $       193,365       $    0
     Capital Opportunities Series                                 1,068,017            0
     Emerging Growth Series                                       8,183,512            0
     Global Equity Series                                            60,438            0
     High Income Series                                             787,955            0
     Investors Growth Stock Series                                1,926,223            0
     Investors Trust Series                                       3,665,708            0
     Mid Cap Growth Series                                          470,635            0
     Money Market Series                                             91,557            0
     New Discovery Series                                         2,886,387            0
     Research Series                                              4,805,846            0
     Strategic Income Series                                        349,232            0
     Total Return Series                                          7,090,164            0
     Utilities Series                                             1,766,087            0
     Value Series(1)                                                 15,443            0


----------
     (1) For the period from the commencement of investment operations on January 2, 2002 through December 31, 2002.

For the fiscal year ended December 31, 2001:

                                                                                  AMOUNT
                                                             MANAGEMENT FEE       WAIVED
     SERIES                                                   PAID TO MFS         BY MFS
     ----------------------------------------------------   ---------------       ------
     Bond Series                                            $       171,767       $    0
     Capital Opportunities Series                                 1,187,222            0
     Emerging Growth Series                                      12,684,597            0
     Global Equity Series                                            51,461            0
     High Income Series                                             560,668            0
     Investors Growth Stock Series                                1,538,922            0
     Investors Trust Series                                       3,831,029            0
     Mid Cap Growth Series                                          263,935            0
     Money Market Series                                             92,677            0
     New Discovery Series                                         2,080,859            0
     Research Series                                              6,935,157            0
     Strategic Income Series                                        370,051            0
     Total Return Series                                          3,886,066            0
     Utilities Series                                             2,313,821            0
     Value Series                                                       N/A          N/A

     The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense investment advisory and administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing each Series' investments and effecting its portfolio transactions.


     The Trust pays the compensation of the Trustees who are "not affiliated" with the Adviser and all expenses of a Series (other than those assumed by the Adviser) including but not limited to: management fees; Rule 12b-1 fees; administrative services fees; program management services fees; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Series; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Series; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements confirmations, periodic investment statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Series' custodian for all services to the Series, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Series; organizational and start up costs; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Series is a party or otherwise may have an exposure, and the legal obligation which the Series may have to indemnify the Trust's Trustees and officers with respect thereto. Expenses relating to the issuance, registration and qualification of shares of the Series and the preparation, printing and mailing of prospectuses for such purposes are borne by the Series except that the Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.

     The Advisory Agreement has an initial two year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the applicable Series' shares (as defined in "Investment Restrictions" in this SAI), and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Series' shares (as defined in "Investment Restrictions" in this SAI), or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement may be approved, renewed, amended or terminated as to one Series in the Trust, even though the Agreement is not approved, renewed, amended or terminated as to any other Series in the Trust.

     The Advisory Agreement grants to the Trust and each Series a non-exclusive and non-transferable right and sub-license to use the names "Massachusetts Financial Services," "MFS" or any derivatives or logos associated with those names. If MFS for any reason no longer serves as investment adviser to a Series, the Series will promptly cease to use these MFS marks. MFS may permit other clients to use these MFS marks in their names or other material.

     The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of a Series, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its or their duties and obligations under the Advisory Agreement.


     The Adviser is free to render investment and/or other services to others, but the Adviser will at all times endeavor to treat all of its clients in a fair and equitable manner. Whenever a Series and one or more other funds or accounts advised by the Adviser have money available for investment, investments or opportunities to sell investments will be allocated in a manner believed by the Adviser to be fair and equitable to each client. The Adviser may cause a Series to pay a broker or dealer a higher commission than another broker or dealer might have charged for effecting that transaction, if the Adviser determines, in good faith, that the higher commission was reasonable in relation to the value of brokerage and research services provided by the broker or dealer. For more information about the Series' investment allocation and brokerage practices, see "Portfolio Transactions and Brokerage Commissions" below.

     ADMINISTRATOR [TO BE UPDATED]

     MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the Series. Under a Master Administrative Services Agreement between the Series and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Boards of Trustees of the Series. Each Series is allocated a portion of these administrative costs based on its size and relative average net assets.

     Effective April 1, 2004, each Series pays MFS an administrative fee up to the following annual percentage rates of the Series' average daily net assets:



     First $2 billion                                                  0.01120%
     Next $2.5 billion                                                 0.00832%
     Next $2.5 billion                                                 0.00032%
     In excess of $7 billion                                           0.00000%



     For the years ended December 31, 2003, 2002, and 2001, MFS received fees under the Administrative Services Agreement, from each Series, as follows:


                                                                           ADMINISTRATIVE FEE
                                                                               PAID TO MFS
                                                               ------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
     SERIES                                                        2003          2002             2001
     ------
     Bond Series                                               $     3,489   $     2,947      $     3,061
     Capital Opportunities Series                                   11,507        15,625           17,856
     Emerging Growth Series                                         75,677       121,940          205,559
     Global Equity Series                                              927           562              577
     High Income Series                                             19,613         9,322            7,939
     Investors Growth Stock Series                                  26,597        25,768           20,955
     Investors Trust Series                                         43,274        50,393           56,444
     Mid Cap Growth Series                                           8,964         6,124            3,098
     Money Market Series                                             1,508         1,745            1,936
     New Discovery Series                                           36,983        31,258           24,111
     Research Series                                                46,080        70,074          109,823
     Strategic Income Series                                         4,395         4,586            5,514
     Total Return Series                                           139,687        81,134           50,165
     Utilities Series                                               23,222        24,849           35,530
     Value Series                                                    1,541            44(1)           N/A

----------
     (1) For the period from the commencement of investment operations on January 2, 2002 through December 31, 2002.

     CUSTODIAN


     State Street Bank and Trust Company, with a place of business at 225 Franklin Street, Boston, MA 02110, and/or JP Morgan Chase Bank, with a place of business at One Chase Manhattan Plaza, New York, NY 10081, (each a "Custodian") is the custodian of the assets of certain Series. The Custodian's responsibilities include safekeeping and controlling each Series' cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on a Series' investments, maintaining books of original entry for portfolio and series accounting and other required books and accounts serving as the Series' foreign custody manager, providing reports on foreign securities depositaries and with respect to State Street Bank and Trust Company calculating the daily net asset value of shares of the Series. The Custodian does not determine the investment policies of the Series or decide which securities the Series will buy or sell. Each Series may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. State Street Bank and Trust Company serves as the dividend and distribution disbursing agent of the Series.

     SHAREHOLDER SERVICING AGENT


     MFS Service Center, Inc. (the "Shareholder Servicing Agent" or "MFSC"), a wholly owned subsidiary of MFS and a registered transfer agent, is each Series' shareholder servicing agent, pursuant to a Shareholder Servicing Agent Agreement with the Trust on behalf of the Series, dated as of April 14, 1994 (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of shares of the Series. For these services, the Shareholder Servicing Agent will receive a fee calculated as a percentage of the average daily net assets at an effective annual rate of 0.035%. In addition, the Shareholder Servicing Agent will be reimbursed by a Series for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Series. State Street Bank and Trust Company, the dividend and distribution disbursing agent for the Series, has contracted with the Shareholder Servicing Agent to administer and perform certain dividend disbursing agent functions for the Series. [TO BE UPDATED]



                                                                          SHAREHOLDER SERVICING
                                                                               AGENT FEES(1)
                                                               ------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
     SERIES                                                        2003          2002             2001
     ------
     Bond Series                                               $    12,671   $    11,279      $    10,021
     Capital Opportunities Series                                   45,722        49,891           55,472
     Emerging Growth Series                                        281,711       381,897          591,948
     Global Equity Series                                            4,175         2,128            1,802
     High Income Series                                             87,134        36,890           26,093
     Investors Growth Stock Series                                 109,283        89,890           71,787
     Investors Trust Series                                        165,405       171,340          178,781
     Mid Cap Growth Series                                          44,436        22,141           12,138
     Money Market Series                                             4,154         6,452            6,460
     New Discovery Series                                          161,191       111,985           80,867
     Research Series                                               160,248       224,273          323,641
     Strategic Income Series                                        15,624        16,298           17,273
     Total Return Series                                           575,566       330,874          181,350
     Utilities Series                                               93,017        82,417          107,978
     Value Series                                                    9,167           721(2)           N/A

----------
     (1) In addition to the fees disclosed, each Series paid certain out-of-pocket expenses incurred by MFSC.
     (2) For the period from the commencement of investment operations on January 2, 2002 through December 31, 2002.

     DISTRIBUTOR


     MFS Fund Distributors, Inc. ("MFD" or the "Distributor"), a wholly owned subsidiary of MFS, serves as the distributor for the continuous offering of shares of the Trust pursuant to a Distribution Agreement dated as of April 14, 1994 (the "Distribution Agreement").


     As agent, MFD currently offers shares of each Series on a continuous basis. The Distribution Agreement provides that MFD accepts orders for shares at net asset value as no sales commission or load is charged. MFD has made no firm commitment to acquire shares of any Series.

     The Distribution Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Trust's shares (as defined in "Investment Restrictions") and in either case, by a majority of the Trustees who are not parties to such Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.


     CODES OF ETHICS

     The Trust and its Adviser and Distributor have adopted separate codes of ethics as required under the Investment Company Act of 1940 (the "1940 Act"). Subject to certain conditions and restrictions, each code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Series. Securities transactions by some of these persons may be subject to prior approval of the Adviser's Compliance Department and securities transactions of certain personnel are subject to quarterly reporting and review requirements. These codes are on file with, and are available from, the Securities and Exchange Commission (the "SEC"). These codes can be reviewed and copied at the:

     Public Reference Room
     Securities and Exchange Commission
     Washington, D.C. 20549-0102

     Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. These codes also are available on the EDGAR Database on the Commission's internet website at http://www.sec.gov, and copies of these codes may be obtained, upon payment of a duplicating fee, by electronic request to the following email address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.


     DISTRIBUTION

     RULE 12b-1 PLAN

     The Trustees have adopted a Distribution Plan for the Service Class shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Trust and its shareholders. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Series with Service Class shares. Such an increase may reduce the expense ratio to the extent the Series' fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Series required to liquidate portfolio securities to meet redemptions. The Distribution Plan is also designed to assist in the servicing and maintenance of shareholder accounts, and to minimize redemptions and reductions in net assets in order to maintain asset levels. There is, however, no assurance that the net assets of the Series will increase or not be reduced, or that the other benefits referred to above will be realized.

     Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Service Class.


     The Distribution Plan provides that each Series may pay MFD a distribution fee based on the average daily net assets attributable to the Service Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its Distribution Agreement with the Trust. MFD pays commissions to financial intermediaries (including Participating Insurance Companies, Plan Sponsors and certain of their affiliates (collectively, "Record Owners")) as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expense and equipment. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its Distribution Agreement with the Trust, the Trust is not liable to MFD for any losses MFD may incur in performing services under the Distribution Agreement with the Trust.


     The Distribution Plan remains in effect from year to year only if its continuance is specifically approved at least annual by vote of both the Trustees and a majority of the Trustees are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Trust shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the Series' Service Class shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the Series, Service Class shares or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.


     MFD also may make additional payments to Record Owners out of its own assets under the categories described below. These categories are not mutually exclusive, and a single Record Owner may receive payments under both categories.

     MARKETING AND ADMINISTRATIVE SUPPORT PAYMENTS

     MFD may make payments out of its own assets to certain Record Owners of one or more of the Series for marketing support and for administrative services. MFD may make these payments in addition to any payments described above, including:

     - shareholder servicing payments; these are paid from the assets of the Series as reimbursement to the Shareholder Servicing Agent for expenses it incurs on behalf of the Series (see "Management of the Trust -- Shareholder Servicing Agent"), and

     - Rule 12b-1 payments by MFD to Record Owners under the Distribution Plan (see "Distribution -- Rule 12b-1 Plan").

     These payments may provide additional incentives to Record Owners to actively promote the Series or cooperate with MFD's promotional efforts. Depending on the arrangements in place at any particular time, a Record Owner or their representatives may have a financial incentive to recommend a particular series over other series or a particular share class over other share classes. Record Owners that market a Series may also act as a broker or dealer in connection with a Series' purchase or sale of portfolio securities. However, the Trust and MFS do not consider a Record Owner's purchases of shares of a Series as a factor when choosing brokers or dealers to effect portfolio transactions for the Series. Contract holders or Plan participants (collectively, "Beneficial Owners") should ask their Record Owner for information about any payments it receives from MFD and any services it provides. Record Owners may categorize or disclose these payments or services differently than MFD. References to Record Owners may include their affiliates.

     Payments to Record Owners for marketing support and/or administrative services may include one or more of the following opportunities to participate in the Record Owner's distribution network: business planning assistance; educating Record Owner personnel about the Series; assisting with Beneficial Owners' financial planning; access to sales meetings, sales representatives and management representatives of the Record Owner; maintaining separate records reflecting the shares purchased and redeemed and share balances by Beneficial Owners; maintaining a single master account with the Trust's transfer agent on behalf of Beneficial Owners; disbursing or crediting all proceeds of redemptions of shares of a Series and all dividends and other distributions not reinvested in shares of a Series; preparing and transmitting to Beneficial Owners periodic account statements and the dividends and other distributions paid to Beneficial Owners during the statement period, as well as other statements required by law; transmitting to the Trust's transfer agent purchase, exchange and redemption orders on behalf of Beneficial Owners in accordance with specified procedures, and providing to the Trust, MFD or any of their designated agents such periodic reports as will be reasonably requested to enable any of the Series and MFD to comply with state registration requirements.

     MFD compensates Record Owners differently depending upon, among other factors, the level and/or type of marketing and administrative support provided by the Record Owner.

     As of December 31, 2004, the Record Owners expected to receive marketing and administrative support payments are:

     Allmerica Financial
     Allstate Financial
     American Enterprise Life Company
     American Franklin
     American General
     American National
     Ameritas Variable Life Insurance Company
     AUSA Life Insurance Company (includes Aegon and Transamerica) AXA Financial (includes MONY)
     Citicorp Life Insurance
     Connecticut General Life
     CUNA
     First Variable Life Insurance
     GE Capital
     Glenbrook Life and Annuity Company
     Guardian
     Hartford Life Company
     ING
     Jefferson Pilot Life Insurance Company
     John Hancock
     Kansas City Life Insurance
     Liberty Life Assurance Company
     Lincoln Benefit Life
     Lincoln National Life Insurance
     London Pacific

     MassMutual Life Insurance Company
     Merrill Lynch Insurance Group
     Metlife Investors Insurance Company
     Midland National Life
     Minnesota Life
     Nationwide
     New York Life
     Ohio National
     Paragon Life Insurance Company
     Principal Life
     Protective Life Insurance Company
     Prudential Life insurance Company
     Sage Assurance
     SunLife (includes Keyport)
     Touchstone Securities
     Travelers Life and Annuity
     Union Central Life Insurance Company
     United Investors Life
     United Life Insurance & Annuity Company
     United of Omaha Life Insurance Company (includes Security Benefit)

     Any additions, modifications or deletions to the Record Owners identified above that have occurred since December 31, 2004 are not reflected.

     In the case of any one Record Owner, marketing and administrative support payments generally will not exceed 0.25% of the total assets of these Series attributable to that Record Owner, on an annual basis. This restriction is subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time. Marketing and administrative support payments made under existing agreements with Hartford Life & Annuity Insurance Company ("Hartford") and Prudential Life Insurance Company of America ("Prudential") are not subject to the above restrictions, but will not exceed the following percentage of the average total net assets of the Series attributable to Contracts issued by such Record Owners, on an annual basis: 0.40% in the case of Hartford and 0.30% in the case of Prudential.

     OTHER PAYMENTS

     From time to time, MFD, at its expense, may make additional payments to Record Owners that sell or arrange for the sale of shares of the Series. Such payments by MFD may include payment or reimbursement to, or on behalf of, Record Owners for costs associated with the purchase of products or services used in connection with sales and marketing, printing and mailing of series documents, reports and marketing materials, as well as conferences or seminars, sales or training programs for invited employees and other personnel, client and investor events and other Record Owner-sponsored events, and travel expenses, including lodging incurred by employees in connection with training and educational meetings, client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal securities or state laws or any self-regulatory agency, such as the National Association of Securities Dealers. MFD makes payments for events it deems appropriate, subject to MFD guidelines and applicable law. These payments may vary depending upon the nature of the event.

VII  PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     Specific decisions to purchase or sell securities for the Series are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity.

     In connection with the selection of broker dealers and the placing of Series portfolio transactions, the Adviser seeks to achieve for the Series the best overall price and execution available from brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in that and other transactions.

     In the case of securities traded in the over-the-counter market, portfolio transactions may be effected either on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks, or on a principal basis at net prices without commissions, but which include compensation to the broker-dealer in the form of a mark-up or mark-down, depending on where the Adviser believes best execution is available. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on tender or exchange offers. Such soliciting or dealer fees are, in effect, recaptured by the Series.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("Section 28(e)"), the Adviser may cause the Series to pay a broker or dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Series in excess of the amount other brokers or dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Series and its other clients. "Commissions," as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, markdowns, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.

     The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

     Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research"), for example, investment research reports; access to analysts; execution systems and trading analytics; reports or databases containing corporate, fundamental, and technical analyses; portfolio modeling strategies; and economic research services, such as publications, chart services and advice from economists concerning macroeconomics information, and analytical investment information about particular corporations to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Series. The Adviser may use brokerage commissions from the Series' portfolio transactions to acquire Research, subject to the procedures and limitations described in this discussion.

     The advisory fee paid by the Series to the Adviser is not reduced as a consequence of the Adviser's receipt of Research. To the extent the Series' portfolio transactions are used to obtain Research, the brokerage commissions paid by the Series might exceed those that might otherwise be paid.

     The Research received may be useful and of value to the Adviser in serving both the Series and other clients of the Adviser; accordingly, not all of the Research provided by brokers through which the Series effects securities transactions may be used by the Adviser in connection with the Series. While the Research is not expected to reduce the expenses of the Adviser, the Adviser would, through the use of the Research, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

     From time to time, the Adviser prepares a list of broker-dealer firms that have been deemed by the Adviser to provide valuable Research as determined periodically by the investment staff ("Research Firms"), together with a suggested non-binding amount of brokerage commissions ("non-binding target") to be allocated to each of these research firms, subject to certain requirements. All trades with Research Firms will be executed in accordance with the Adviser's obligation to seek best execution for its client accounts. Neither the Adviser nor the Series has an obligation to any Research Firm if the amount of brokerage commissions paid to the research firm is less than the applicable non-binding target. The Adviser reserves the right to pay cash to the Research Firm from its own resources in an amount the Adviser determines in its discretion.

     If the Adviser determines that any service or product has a mixed use, (i.e., it also serves functions that do not assist the investment decision-making or trading process), the Adviser will allocate the costs of such service or product accordingly in its reasonable discretion. The Adviser will allocate brokerage commissions to Research Firms only for the portion of the service or product that the Adviser determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

     Certain Series have entered into an arrangement under which, with respect to certain brokerage transactions directed to certain broker-dealers, the Series receive a credit for part of the brokerage commission paid, which is applied against expenses of the Series. In addition, the Series have an expense offset arrangement that reduces the Series' custodian fees based upon the amount of cash maintained by the Series with their custodian and dividend disbursing agent, State Street Bank and Trust Company.

     In effecting portfolio transactions on behalf of the Series and the Adviser's other clients, the Adviser from time to time may instruct the broker-dealer that executes a transaction to allocate, or "step out," a portion of such transaction to another broker-dealer. The broker-dealer to which the Adviser has "stepped out" would then settle and complete the designated portion of the transaction, and the executing broker-dealer would settle and complete the remaining portion of the transaction that has not been "stepped out." Each broker-dealer may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

     In certain instances there may be securities which are suitable for the Series' portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Series and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Series is concerned. In other cases, however, the Adviser believes that the Series' ability to participate in volume transactions will produce better executions for the Series.

      BROKERAGE COMMISSIONS
      [TO BE UPDATED]


     The following brokerage commissions were paid by certain Series for the fiscal year ended December 31, 2003, 2002 and 2001:


                                                                         BROKERAGE COMMISSIONS
                                                                             PAID BY SERIES
                                                               ------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
     SERIES                                                        2003          2002             2001
     -----
     Bond Series                                                       N/A           N/A              N/A
     Capital Opportunities Series                              $   300,453   $   530,436      $   429,303
     Emerging Growth Series                                      2,709,379     4,266,982        6,437,405
     Global Equity Series                                           25,225        22,565           12,374
     High Income Series                                              1,539           N/A              N/A
     Investors Growth Stock Series                               2,364,059     1,583,023        1,020,543
     Investors Trust Series                                      1,179,539       992,232          992,895
     Mid Cap Growth Series                                         469,666       440,388           74,944
     Money Market Series                                               N/A           N/A              N/A
     New Discovery Series                                        2,340,531     1,710,943          287,942
     Research Series                                             1,804,864     2,153,243        1,802,156
     Strategic Income Series                                           N/A           N/A              N/A
     Total Return Series                                         1,995,686     1,478,549          645,547
     Utilities Series                                            1,333,734       774,438          708,965
     Value Series                                                   61,817        10,650(1)           N/A


----------
     (1) For the period from the commencement of investment operations on January 2, 2002 through December 31, 2002.

     SECURITIES ISSUED BY REGULAR BROKER-DEALERS

     [TO BE UPDATED]


     During the fiscal year December 31, 2003, certain Series purchased securities issued by the following regular broker-dealer of such Series, which had the following value as of December 31, 2003:

                                                                       VALUE OF SECURITIES
                                                                              AS OF
                              SERIES/BROKER-DEALER                      DECEMBER 31, 2003
------------------------------------------------------------------------------------------
     Bond Series              Morgan Stanley Dean Witter & Co.           $     844,993
                              Lehman Brothers Holding, Inc.                    214,474
                              Credit Suisse Group                              210,125
                              Wachovia Corp.                                   180,673
                              Citigroup, Inc.                                  234,483
                              Bank of America Corp.                             97,345

     Capital Opportunities    Citigroup, Inc.                            $   3,429,448
       Series                 Goldman Sachs Group, Inc.                      1,028,767
                              Merrill Lynch & Co., Inc.                      8,029,647
                              J.P. Morgan Chase & Co.                          932,942

     Emerging Growth          Citigroup, Inc.                            $   9,498,550
       Series                 Goldman Sachs Group, Inc.                      9,030,478
                              Merrill Lynch & Co., Inc.                     20,056,655

     Global Equity Series     Merrill Lynch, Co, Inc.                    $     863,000
                              Citigroup, Inc.                                  271,824
                              UBS AG                                           240,621
                              Credit Suisse Group                              201,875
                              Bank of America Corp.                            176,946

     High Income Series       Merrill Lynch & Co., Inc.                  $  23,829,000

     Investors Growth         Goldman Sachs Group, Inc.                  $  18,096,108
       Stock Series           Citigroup, Inc.                                7,076,889
                              Merrill Lynch & Co., Inc.                      2,991,737
                              Bank of New York Co., Inc.                     2,828,448
                              Morgan Stanley Dean Witter & Co.               2,708,316

     Investors Trust          Goldman Sachs Group, Inc.                  $       1,700
       Series                 Lehman Brothers Holdings, Inc.                     2,139
                              Merrill Lynch & Co., Inc.                         34,479

     Mid Cap Growth           Merrill Lynch & Co., Inc.                  $   8,268,000
       Series

     Money Market             Goldman Sachs Group, Inc.                  $     715,817
       Series                 Merrill Lynch & Co, Inc.                         325,000
                              Morgan Stanley Dean Witter & Co.                 209,874

     New Discovery            Merrill Lynch & Co., Inc.                  $  23,821,000
       Series                 Citigroup, Inc.                                4,998,350
                              General Motors Acceptance Corp.                2,898,777

     Research Series          Bank of America Corp.                      $   6,834,941
                              Citigroup, Inc.                               10,634,532
                              Lehman Brothers Holdings, Inc.                 3,654,823
                              Merrill Lynch & Co,. Inc.                     20,474,632

     Strategic Income         Merrill Lynch & Co,. Inc.                  $     146,000
       Series

     Total Return Series      Abbey National PLC                         $   1,991,679
                              Bank of America Corp.                         18,912,201
                              Citigroup, Inc.                               45,292,733
                              Credit Suisse Group                            5,010,028
                              Goldman Sachs Group, Inc.                    110,805,904
                              J.P. Morgan Chase & Co.                        8,638,071
                              Lehman Brothers Holdings, Inc.                 8,067,788
                              Merrill Lynch & Co., Inc.                     28,304,640
                              Morgan Stanley                                13,945,437
                              Wachovia Corp.                                 9,509,148

     Utilities Series                                                              N/A

     Value Series             Goldman Sachs Group, Inc.                  $   1,162,249
                              Merrill Lynch & Co., Inc.                        841,921



TRANSACTIONS WITH RESEARCH FIRMS

     During the last fiscal year ended December 31, 2004, the Fund allocated the following amount of transactions, and related commissions, to broker-dealer firms that have been deemed by the Adviser to provide valuable Research ("Research Firms"). The provision of Research was not necessarily a factor in the placement of this business with such Research Firms.(1)



                                                            DOLLAR AMOUNT       COMMISSIONS PAID
                                                           OF TRANSACTIONS      ON TRANSACTIONS
     SERIES                                              WITH RESEARCH FIRMS   WITH RESEARCH FIRMS
     ---------------------------------------------------------------------------------------------
     Capital Opportunities                                  $   213,254,681      $    366,986
     Emerging Growth                                          1,469,620,419         2,378,415
     Global Equity                                               16,960,594            26,855
     High Income                                                  4,363,986             7,456
     Investors Growth Stock                                   1,031,333,509         1,360,121
     Investors Trust                                            882,996,241         1,150,021
     Mid Cap                                                    325,836,259           633,158
     New Discovery                                            1,490,050,208         3,600,337
     Research                                                   722,282,963         1,133,737
     Total Return                                             1,972,906,752         3,089,115
     Utilities                                                  707,339,925         1,354,751
     Value                                                       52,736,205            66,098


----------

     (1) The amounts shown do not include transactions directed to electronic communication networks (ECNs) owned by the Research Firms

VIII DISCLOSURE OF PORTFOLIO HOLDINGS

     The Series established a policy governing the disclosure of a Series portfolio holdings which is designed to protect the confidentiality of the Series' non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The Series' Board of Trustees has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by MFS chief compliance officer or a senior member of the MFS compliance department acting under the supervision of MFS' chief compliance officer (an "Authorized Person").

     Registered investment companies that are sub-advised by MFS may be subject to different portfolio holdings disclosure policies, and neither MFS nor the Board of Trustees of the Funds exercises control over such policies. In addition, separate account clients of MFS have access to their portfolio holdings and are not subject to the Series' portfolio holdings disclosure policies. Some of the funds that are sub-advised by MFS and some of the separate accounts managed by MFS have substantially similar or identical investment objectives and strategies to the Series, and therefore potentially substantially similar, and in certain cases nearly identical portfolio holdings, as certain Series.

     Neither MFS nor the Series will receive any compensation or other consideration in connection with its disclosure of Fund portfolio holdings.

     PUBLIC DISCLOSURE OF PORTFOLIO HOLDINGS. In addition to the public disclosure of Series portfolio holdings through required Securities and Exchange Commission ("SEC") quarterly filings, a Series may make its portfolio holdings publicly available on the MFS website in such scope and form and with such frequency as MFS may reasonably determine. Each Series' prospectus describes, to the extent applicable, the type of information that is disclosed on MFS' website, as well as the frequency with which this information is disclosed and the lag between the data of the information and the data of its disclosure.

     A Series' portfolio holdings are considered to be publicly disclosed: (a) upon the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information,
     (b) the day after the Series makes such information available on its website (assuming that it discloses in its prospectus that such information is available on its website), or (c) at such additional times and on such additional basis as determined by the SEC or its staff.

     DISCLOSURE OF NON-PUBLIC PORTFOLIO HOLDINGS. A Series may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if an Authorized Person determines that such disclosure is not impermissible under applicable law or regulation. In addition, the third party receiving the non-public portfolio holdings may, at the discretion of an Authorized Person, be required to agree in writing to keep the information confidential and /or agree not to trade directly or indirectly based on the information, and MFS will seek to monitor a recipient's use of non-public portfolio holdings provided under these agreements and, when appropriate, use its best efforts to enforce the terms of such agreements. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to MFS and its affiliates.

     In addition, to the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of a Fund's shareholders, on the one hand, and MFS, MFD or an affiliated person of MFS, MFD, or the Series on the other, the Authorized Person must inform MFS' conflicts officer of such potential conflict, and MFS' conflicts officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances, and shall report such potential conflict of interest determinations to the Series' Independent Chief Compliance Officer and the Board of Trustees of the Series. MFS also reports to the Board of Trustees of the Series regarding the disclosure of information regarding the Series that is not publicly available.

     Subject to compliance with the standards set forth in the previous two paragraphs, non-public portfolio holdings may be disclosed in the following circumstances:

     - Employees of MFS or MFD (collectively "Fund representatives") disclose non-public portfolio holdings in connection with the day-to-day operations and management of the Series. Full portfolio holdings are disclosed to a Series' custodians, independent registered accounting firm and financial printers. Portfolio holdings are disclosed to a Series' pricing service vendors and broker-dealers when requesting bids for, or price quotations on, securities, and to other persons (including independent contractors) who provide systems or software support in connection with Series operations, including accounting, compliance support and pricing. Portfolio holdings may also be disclosed to persons assisting a Series in the voting of proxies or in connection with litigation relating to Series portfolio holdings. In connection with managing the Series, MFS may use analytical systems provided by third parties who may have access to Series portfolio holdings.

     - Non-public portfolio holdings may be disclosed in connection with in-kind purchases and redemptions of Series shares and in other circumstances not described above subject to compliance with the applicable disclosure standards.

     In addition, subject to such disclosure not being impermissible under applicable law or regulation, Series Representatives may disclose Series portfolio holdings and related information, which may be based on non-public portfolio holdings, under the following circumstances (among others):

     - Series Representatives may provide oral or written information ("portfolio commentary") about a Series including, but not limited to, how the Series' investments are divided among various sectors, industries, countries, value and growth stocks, small, mid and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Series performance. Series Representatives may also express their views; orally or in writing on one or more of a Series' portfolio holdings or may state that a Series has recently purchased or sold one or more holdings.

     - Series Representatives may also provide oral or written information ("statistical information") about various financial characteristics of a Series or its underlying portfolio securities including, but not limited to, alpha, beta, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover and risk and style characteristics.

     The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Series, persons considering investing in the Series or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and the content and nature of the information provided to each of these persons may differ.

     ONGOING ARRANGEMENTS TO MAKE NON-PUBLIC PORTFOLIO HOLDINGS AVAILABLE. With authorization from an Authorized Person, Series Representatives may disclose non-public Series portfolio holdings to the recipients identified on Appendix H to this SAI, or permit the recipients identified on Appendix H to this SAI to have access to non-public Fund portfolio holdings, on an on-going basis.

     This list of recipients on Appendix H is current as of December 28, 2004, and any additions, modifications or deletions to this list that have occurred since December 28, 2004 are not reflected. The portfolio holdings of the Funds which are provided to these recipients, or to which these recipients have access, may be the Series' current portfolio holdings. As a condition to receiving or being provided access to non-public Series portfolio holdings, the recipients listed in Appendix H must agree or have a duty to maintain this information in confidence.

IX   TAX STATUS


     Shares of the Series are offered only to the separate accounts of the Participating Insurance Companies that fund Contracts and Plans. See the applicable Contract prospectus for a discussion of the special taxation of those companies with respect to those accounts and of the Contract holders.

     Each Series is treated as a separate corporation under the Code. Each Series has elected to be, and intends to qualify each taxable year for treatment as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of its gross income, the amount of its distributions and the composition of its portfolio assets. Because each Series intends to distribute all of its net investment income and realized net capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that any Series will be required to pay any federal income or excise taxes, although a Series that has foreign-source income may be subject to foreign withholding taxes. If any Series failed to qualify for treatment as a "regulated investment company" in any taxable year, then that Series would incur corporate federal income tax upon its taxable income for that year (with no deduction for distributions to shareholders), its distributions would generally be treated as ordinary dividend income to its shareholders and each insurance company separate account invested therein would fail to satisfy the diversification requirements of section 817(h) (see below), with the result that the Contracts supported by that account would no longer be eligible for tax deferral.

     Each Series intends to continue to diversify its assets to comply with the requirements of section 817(h) of the Code and the regulations thereunder applicable to insurance company separate accounts. These requirements, which are in addition to the diversification requirements of Subchapter M, place certain limitations on the proportion of each Series' assets that may be represented by any single investment and securities from the same issuer. If a Series failed to comply with these requirements, Contracts that invest in the Series through the Participating Insurance companies' separate accounts would not be treated as annuity, endowment or life insurance contracts under the Code.

     Any investment by a Series in zero coupon bonds, deferred interest bonds, PIK bonds (as defined in Appendix A), certain stripped securities and certain securities purchased at a market discount will cause the Series to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Series, it may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to it.

     A Series' transactions in options, Futures Contracts, Forward Contracts (as defined in Appendix A), short sales "against the box" and swaps and related transactions (collectively, "Derivatives") will be subject to special tax rules that may both affect the amount, timing and character of Series income and distributions to shareholders. For example, certain positions held by a Series on the last business day of a taxable year will be marked to market (I.E., treated as if closed out) on that day, and any resulting gain or loss, in addition to gains and losses from actual dispositions of similar positions, will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Series that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles" and may be subject to special tax rules that would cause deferral of Series losses, adjustments in the holding periods of Series securities and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. These special rules applicable to Derivatives may cause a Series to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Series it may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Series. Each Series will limit its activities in Derivatives to the extent necessary to meet the requirements of Subchapter M.

     Special tax considerations apply with respect to foreign investments of a Series. Foreign exchange gains and losses realized by a Series will generally be treated as ordinary income and losses. Use of foreign currencies for non-hedging purposes and investment by a Series in "passive foreign investment companies" may be limited in order to avoid a tax on the Series. Investment income received by a Series from foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle a Series to a reduced rate of tax or exemption from tax on such income; the Series intend to qualify for treaty reduced rates where available. It is impossible, however, to determine a Series' effective rate of foreign tax in advance, since the amount of the Series' assets to be invested within various countries is not known.


X    NET INCOME AND DISTRIBUTIONS


     The net income of each series is determined each day during which the New York Stock Exchange is open for trading (a "Business Day"). The New York Stock Exchange is closed on most national holidays and Good Friday.

MONEY MARKET SERIES

     The net income of the Money Market Series for each Business Day (or, in the case of a weekend or holiday, for the period ending on a Business Day) consists of (i) all interest income accrued on its portfolio assets for that day or period less (ii) all of its accrued expenses for that day or period determined in accordance with generally accepted accounting principles, plus or minus (iii) net realized gains and losses on its assets, if any for that day or period. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity.

     Since the Money Market Series net income is declared as a dividend each time it is determined, its net asset value per share (I.E., the value of its net assets divided by the number of shares outstanding) is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in its account.

     It is expected that the Money Market Series' net income will be positive at the time of each determination thereof. If for any reason the net income determined at any time is negative (I.E., a loss), which could occur, for instance, upon default by an issuer of a portfolio security, the Money Market Series would first offset the negative amount with respect to each shareholder account against the dividends declared during the month with respect to such account. If and to the extent that such negative amount exceeds such declared dividends at the end of a month (or during a month in the case of an account liquidated in its entirety), the Money Market Series could reduce the number of its outstanding shares by treating each shareholder as having contributed to its capital that number of full and fractional shares in the account of such shareholder representing its proportion of such excess. Each shareholder of the Money Market Series is deemed to have agreed to such contribution in these circumstances by its investment in the Series. This procedure would permit the net asset value per share of the Money Market Series to be maintained at a constant $1.00 per share.

     ALL OTHER SERIES

     Each Series other than the Money Market Series intends to distribute to its shareholders at least annually all or substantially all of its net investment income. Such Series' net investment income consists of non-capital gain income less expenses. Such Series also intend to distribute net realized short- and long-term capital gains and net foreign currency gains, if any, at least annually.


XI   DETERMINATION OF NET ASSET VALUE


     NET ASSET VALUE

     The net asset value per share of each Series' shares is determined each day during which the New York Stock Exchange (the "Exchange") is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except in an emergency and for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time) (the "valuation time") by deducting the amount of a Series' liabilities from the value of its assets and dividing the difference by the number of shares of the Series outstanding.

     MONEY MARKET SERIES

     Portfolio securities of the Money Market Series are valued at amortized cost, which the Board of Trustees which oversees the Money Market Series has determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This valuation method will continue to be used until such time as the Board of Trustees determines that it does not constitute fair value for such purposes. The Money Market Series will limit its portfolio to those investments in U.S. dollar-denominated instruments which the Adviser under the supervision of the Series' Board of Trustees determines present minimal credit risks, and which are of high quality as determined by any major rating service or, in the case of any instrument that is not so rated, of comparable quality as determined by the Adviser under the supervision of the Series' Board of Trustees. The Money Market Series has also agreed to maintain a dollar-weighted average maturity of 90 days or less and to invest only in securities maturing in 13 months or less. The Board of Trustees which oversees the Money Market Series has established procedures designed to stabilize its net asset value per share, as computed for the purposes of sales and redemptions, at $1.00 per share. If the Board determines that a deviation from the $1.00 per share price may exist which may result in a material dilution or other unfair result to investors or existing shareholders, it will take corrective action it regards as necessary and appropriate, which action could include the sale of instruments prior to maturity (to realize capital gains or losses); shortening average portfolio maturity; withholding dividends; or using market quotations for valuation purposes.

     ALL OTHER SERIES

     The following valuation techniques apply to each Series that is not a money market series.

     Equity securities held by a Series are valued at their market value when market quotations are readily available. Debt securities held by a Series are valued based on information furnished by an independent pricing service or readily available market quotations. Certain short-term debt instruments used to manage a Series' cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. When pricing-service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees. For example, events reasonably determined to be significant (such as certain movements in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the Series' valuation time that may impact the value of securities traded in these foreign markets. In these cases, the Series may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the Series' valuation time. Fair valuation of foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.


XII  DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES


     The Trust's Declaration of Trust permits the Trust's Board of Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Trust has reserved the right to create and issue additional series and classes of shares and to classify or reclassify outstanding shares. Each share of each class represents an equal proportionate interest in a Series with each other share of that class. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series).

     Each shareholder of a Series is entitled to one vote for each dollar of net asset value (number of shares of the Series owned times net asset value per share) of the Series, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of all series of the Trust generally will vote together on all matters except when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by series or class. Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of shares representing two-thirds of the voting power of the outstanding shares of the Trust.

     Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust.

     The Trust or any series or class of the Trust, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized (either at a meeting or by written consent) by shareholders representing a majority of the voting power of the Trust voting as a single class or of the affected series or class. The Trust or any series or class may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. Any series of the Trust, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. If not so terminated, the Trust will continue indefinitely.

     The Trustees may cause a shareholder's shares to be redeemed in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a Series if necessary, and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of the applicable Series (for example, in the case of a market timer). The exercise of the power granted to the Trustees under the Declaration of Trust to involuntarily redeem shares is subject to any applicable provisions under the 1940 Act or the rules adopted thereunder. The staff of the Securities and Exchange Commission takes the position that the 1940 Act prohibits involuntary redemptions; however, the staff has granted enforcement no-action relief for involuntary redemptions in limited circumstances.

     Under the Declaration of Trust, a Series may, in the future, convert to a master/feeder structure or a fund of funds structure without shareholder approval. In a master/feeder structure, a fund invests all of its investable assets in another investment company with similar investment objectives and policies. In a fund of funds structure, a fund invests all or a portion of its assets in multiple investment companies.

     The Trust is an entity of the type commonly know as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust also maintains insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

     The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

     The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of a Series without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Series or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor. The Trust's Declaration of Trust provides that by becoming a shareholder of a Series, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.


XIII INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

     The Series' Financial Statements and Financial Highlights for the year ended December 31, 2003 are incorporated by reference into this SAI from the Series Fund's Annual Report to shareholders and have been audited by [Auditor], independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm, given upon their authority as experts in accounting and auditing. A copy of the Series' Annual Report accompanies this SAI.

APPENDIX A


             TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND

The Trustees, Advisory Trustees and officers of the Trust, as of May 1, 2005, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.



                                                                                    PRINCIPAL OCCUPATIONS DURING THE PAST
NAME, DATE OF BIRTH        SITION(S) HELD WITH FUND    PO TRUSTEE/OFFICER SINCE(1)     5 YEARS & OTHER DIRECTORSHIPS(2)
-------------------        ------------------------    ---------------------------  ----------------------------------------------
INDEPENDENT TRUSTEES

J. Atwood Ives              Trustee and Chair of               February 1992        Private investor; Eastern Enterprises
(born 05/01/36)                   Trustees                                          (diversified services company), Chairman,
                                                                                    Trustee and Chief Executive Officer (until
                                                                                    November 2000)

Lawrence H. Cohn, M.D.            Trustee                       August 1993         Brigham and Women's Hospital, Chief of Cardiac
(born 03/11/37)                                                                     Surgery; Harvard Medical School, Professor of
                                                                                    Surgery

David H. Gunning                  Trustee                      January 2004         Cleveland-Cliffs Inc. (mining products and
(born 05/30/42)                                                                     service provider), Vice Chairman/Director
                                                                                    (since April 2001); Encinitos Ventures
                                                                                    (private investment company), Principal (1997
                                                                                    to April 2001); Lincoln Electric Holdings,
                                                                                    Inc. (welding equipment manufacturer),
                                                                                    Director

William R. Gutow                  Trustee                      December 1993        Private investor and real estate consultant;
(born 09/27/41)                                                                     Capitol Entertainment Management Company
                                                                                    (video franchise), Vice Chairman

Michael Hegarty                   Trustee                      December 2004        Retired; AXA Financial (financial services and
(born 12/21/44)                                                                     insurance), Vice Chairman and Chief Operating
                                                                                    Officer (until May 2001); The Equitable Life
                                                                                    Assurance Society (insurance), President and
                                                                                    Chief Operating Officer (until May 2001)

Amy B. Lane                       Trustee                      January 2004         Retired; Merrill Lynch & Co., Inc., Managing
(born 02/08/53)                                                                     Director, Investment Banking Group (1997 to
                                                                                    February 2001); Borders Group, Inc. (book and
                                                                                    music retailer), Director; Federal Realty
                                                                                    Investment Trust (real estate investment
                                                                                    trust), Trustee

Lawrence T. Perera                Trustee                        July 1981          Hemenway & Barnes (attorneys), Partner
(born 06/23/35)

J. Dale Sherratt                  Trustee                       August 1993         Insight Resources, Inc. (acquisition planning
(born 09/23/38)                                                                     specialists), President; Wellfleet Investments
                                                                                    (investor in health care companies), Managing
                                                                                    General Partner; Cambridge Nutraceuticals
                                                                                    (professional nutritional products), Chief
                                                                                    Executive Officer (until May 2001)

Elaine R. Smith                   Trustee                      February 1992        Independent health care industry consultant
(born 04/25/46)


----------

(1) Date first appointed to serve as Trustee/Officer of a Trust. Each Trustee has served continuously since appointment unless indicated otherwise.

(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").

                                                                                         PRINCIPAL OCCUPATIONS DURING THE PAST
NAME, DATE OF BIRTH        POSITION(s) HELD WITH FUND     TRUSTEE/OFFICER SINCE(1)         5 YEARS & OTHER DIRECTORSHIPS(2)
-------------------        --------------------------     ------------------------       -----------------------------------------
OFFICERS

Robert J. Manning(3)         President and Advisory      February 2004 (President);    Massachusetts Financial Services Company,
(born 10/20/63)                     Trustee               December 2004 (Advisory      Chief Executive Officer, President, Chief
                                                            Trustee); February -       Investment Officer and Director
                                                          December 2004 (Trustee)

James R. Bordewick,Jr.(3)     Assistant Secretary              September 1990          Massachusetts Financial Services Company,
(born 03/06/59)               and Assistant Clerk                                      Senior Vice President and Associate General
                                                                                       Counsel

Jeffrey N. Carp(3)            Secretary and Clerk              September 2004          Massachusetts Financial Services
(born 12/1/56)                                                                         Company, Executive Vice President, General
                                                                                       Counsel and Secretary (since April 2004);
                                                                                       Hale and Dorr LLP (law firm) (prior to
                                                                                       April 2004)

James F. DesMarais(3)       Assistant Secretary and            September 2004          Massachusetts Financial Services Company,
(born 03/09/61)                 Assistant Clerk                                        Assistant General Counsel

Stephanie A. DeSisto(3)       Assistant Treasurer                 May 2003             Massachusetts Financial Services Company,
(born 10/01/53)                                                                        Vice President (since April 2003); Brown
                                                                                       Brothers Harriman & Co., Senior Vice
                                                                                       President

                                                                                       (November 2002 to April 2003); ING Groep
                                                                                       N.V./Aeltus Investment Management, Senior
                                                                                       Vice President (prior to November 2002)
Richard M. Hisey(3)                Treasurer                    August 2002            Massachusetts Financial Services Company,
(born 08/29/58)                                                                        Senior Vice President (since July 2002);
                                                                                       The Bank of New York, Senior Vice President
                                                                                       (September 2000 to July 2002); Lexington
                                                                                       Global Asset Managers, Inc., Executive Vice
                                                                                       President and Chief Financial Officer

                                                                                       (prior to September 2000); Lexington Funds,
                                                                                       Chief Financial Officer (prior to September
                                                                                       2000)

Brian T. Hourihan(3)        Assistant Secretary and            September 2004          Massachusetts Financial Services Company,
(born 11/11/64)                 Assistant Clerk                                        Vice President, Senior Counsel and
                                                                                       Assistant Secretary (since June 2004);
                                                                                       Affiliated Managers Group, Inc., Chief
                                                                                       Legal Officer/Centralized Compliance
                                                                                       Program (January to April 2004); Fidelity
                                                                                       Research & Management Company, Assistant
                                                                                       General Counsel (prior to January 2004)

Ellen Moynihan(3)             Assistant Treasurer                April 1997            Massachusetts Financial Services Company,
(born 11/13/57)                                                                        Vice President

Frank L. Tarantino             Independent Chief                 June 2004             Tarantino LLC (provider of compliance
(born 03/07/44)                Compliance Officer                                      services), Principal (since June 2004); CRA
                                                                                       Business Strategies Group (consulting
                                                                                       services), Executive Vice President (April
                                                                                       2003 to June 2004); David L. Babson & Co.
                                                                                       (investment adviser), Managing Director,
                                                                                       Chief Administrative Officer and Director
                                                                                       (February 1997 to March 2003)


----------------

(1) Date first appointed to serve as Trustee/Officer of a Trust. Each Trustee has served continuously since appointment unless indicated otherwise.

(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies ").

(3) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the Funds. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

                                                                                  PRINCIPAL OCCUPATIONS DURING THE PAST
NAME, DATE OF BIRTH     POSITION(S) HELD WITH FUND  TRUSTEE/OFFICER SINCE(1)         5 YEARS & OTHER DIRECTORSHIPS(2)
-------------------     --------------------------  ------------------------      --------------------------------------
OFFICERS

James O. Yost(3)           Assistant Treasurer              September 1990        Massachusetts Financial Services Company,
(born 06/12/60)                                                                   Senior Vice President


----------

(1) Date first appointed to serve as Trustee/Officer of a Trust. Each Trustee has served continuously since appointment unless indicated otherwise.

(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").

(3) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the Funds. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 97 funds within the MFS Family of Funds.

In addition, the Trustees have appointed Robert J. Manning, Robert C. Pozen and Laurie J. Thomsen as Advisory Trustees and have nominated each to be elected as Trustees by shareholders. If elected, Messrs. Manning and Pozen would serve as interested Trustees while Ms. Thomsen would serve as an independent Trustee. Information relating to Messrs. Manning and Pozen and Ms. Thomsen is continued in the table below. The Trust will hold a shareholders' meeting in 2005 and at least once every five years thereafter to elect Trustees.



                                                                                  PRINCIPAL OCCUPATIONS DURING THE PAST
NAME, DATE OF BIRTH     POSITION(S) HELD WITH FUND     TRUSTEE/OFFICER SINCE(1)    FIVE YEARS & OTHER DIRECTORSHIPS(2)
-------------------     --------------------------    -------------------------   -------------------------------------
ADVISORY TRUSTEES

Robert J. Manning(3)       Advisory Trustee and       February 2004 (President);  Massachusetts Financial Services Company,
(born 10/20/63)                 President              December 2004 (Advisory)   Chief Executive Officer, President, Chief
                                                        Trustee); February -      Investment Officer and Director
                                                       December 2004 (Trustee)

Robert C. Pozen(3)          Advisory Trustee           December 2004 (Advisory    Massachusetts Financial Services Company,
(born 08/08/46)                                         Trustee); February -      Chairman (since February 2004); Harvard Law
                                                       December 2004 (Trustee)    School (education), John Olin Visiting
                                                                                  Professor (since July 2002); Secretary of
                                                                                  Economic Affairs, The Commonwealth of
                                                                                  Massachusetts (January 2002 to December 2002);
                                                                                  Fidelity Investments, Vice Chairman
                                                                                  (June 2000 to December 2001); Fidelity
                                                                                  Management & Research Company
                                                                                  (investment adviser), President (March
                                                                                  1997 to July 2001); The Bank of New York
                                                                                  (financial services), Director; Bell
                                                                                  Canada Enterprises (telecommunications),
                                                                                  Director; Medtronic, Inc. (medical
                                                                                  technology), Director; Telesat
                                                                                  (satellite communications), Director

Laurie J. Thomsen            Advisory Trustee               December 2004         Private investor; Prism Venture Partners
(born 08/05/57)                                                                   (venture capital), Co-founder and
                                                                                  General Partner (until June 2004); St.
                                                                                  Paul Travelers Companies (commercial
                                                                                  property liability insurance), Director


----------

(1) Date first appointed to serve as Trustee/Officer of a Trust. Each Trustee has served continuously since appointment unless indicated otherwise.

(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").

(3) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the Funds. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

APPENDIX B

                                   COMMITTEES

The Board has established the following Committees:


                          NUMBER OF MEETINGS
NAME OF COMMITTEE         IN LAST FISCAL YEAR                        FUNCTIONS                                   MEMBERS(1)
-----------------         -------------------                        ---------                                   ----------
AUDIT COMMITTEE                   7              Oversees the accounting and auditing procedures of    Ives*, Lane* and Sherratt*
                                                 the Series and, among other things, considers the
                                                 selection of the independent accountants for the
                                                 Series and the scope of the audit, and considers
                                                 the effect on the independence of those
                                                 accountants of any non-audit services such
                                                 accountants provide to the Series and any audit or
                                                 non-audit services such accountants provide to
                                                 other MFS funds, MFS and/or certain affiliates.
                                                 The Committee is also responsible for the periodic
                                                 review and approval of the Series' custodial,
                                                 transfer agency and administrative service fee
                                                 arrangements, as well as for establishing
                                                 procedures for the receipt, retention and
                                                 treatment of complaints received by the Series
                                                 regarding accounting, internal accounting
                                                 controls, or auditing matters and the
                                                 confidential, anonymous submission of concerns
                                                 regarding questionable Fund accounting matters by
                                                 officers of the Series and employees of the
                                                 Series' investment adviser, administrator,
                                                 principal underwriter or any other provider of
                                                 accounting-related services to the Series.

COMPLIANCE AND                    12             Oversees the development and implementation of the    Cohn*, Gunning*, Gutow*,
GOVERNANCE                                       Series' regulatory and fiduciary compliance           Hegarty*, Ives* (ex-officio
COMMITTEE                                        policies, procedures and practices under the 1940     member) and Sherratt*
                                                 Act and other applicable laws as well as oversight
                                                 of compliance policies of the Series' investment
                                                 adviser and certain other service providers as
                                                 they relate to Series activities. The Series'
                                                 Independent Chief Compliance Officer reports
                                                 directly to the Committee and assists the
                                                 Committee in carrying out its responsibilities. In
                                                 addition, the Committee advises and makes
                                                 recommendations to the Board on matters concerning
                                                 Board practices and recommendations concerning the
                                                 functions and duties of the committees of the
                                                 Board.

CONTRACTS REVIEW                   2             Requests, reviews and considers the information       All non-interested Trustees
COMMITTEE                                        deemed reasonably necessary to evaluate the terms     of the Board (Cohn, Gunning,
                                                 of the investment advisory and principal              Gutow, Hegarty, Ives,
                                                 underwriting agreements and the Plan of               Lane, Perera, and Sherratt)
                                                 Distribution under rule 12b-1 that each Series
                                                 proposes to renew or continue, and to make its
                                                 recommendations to the full Board of Trustees on
                                                 these matters.


----------
(1)  The Trustees' Identification and Background are set forth in Appendix A.

*    Non-interested or independent Trustees.

                           NUMBER OF MEETINGS
NAME OF COMMITTEE         IN LAST FISCAL YEAR                          FUNCTIONS                                 MEMBERS(1)
-----------------         -------------------                          ---------                                 ----------
NOMINATION AND                    1              Recommends qualified candidates to the Board in       All non-interested Trustees
COMPENSATION COMMITTEE                           the event that a position is vacated or created.      of the Board (Cohn, Gunning,
                                                 The Committee will consider recommendations by        Gutow, Hegarty, Ives, Lane,
                                                 shareholders when a vacancy exists. Shareholders      Perera, and Sherratt)
                                                 wishing to recommend candidates for Trustee for
                                                 consideration by the Committee may do so by
                                                 writing to the Series' Secretary at the principal
                                                 executive office of the Series. Such
                                                 recommendations must be accompanied by
                                                 biographical and occupational data on the
                                                 candidate (including whether the candidate would
                                                 be an "interested person" of the Series), a
                                                 written consent of the candidate to be named as a
                                                 nominee and to serve as Trustee if elected,
                                                 recorded and ownership information for the
                                                 recommending shareholder with respect to the
                                                 Series, and a description of any arrangements or
                                                 understandings regarding recommendation of the
                                                 candidate for consideration. The Committee is also
                                                 responsible for making recommendations to the
                                                 Board regarding any necessary standards or
                                                 qualifications for service on the Board. The
                                                 Committee also reviews and makes recommendations
                                                 to the Board regarding compensation for the
                                                 non-interested Trustees.

PORTFOLIO TRADING AND             6              Oversees the policies, procedures, and practices      Cohn*, Gunning*, Gutow*,
MARKETING REVIEW                                 of the Series with respect to brokerage               Hegarty*, Ives*
COMMITTEE                                        transactions involving portfolio securities as        (ex-officio member) and
                                                 those policies, procedures, and practices are         Perera*
                                                 carried out by MFS and its affiliates. The
                                                 Committee also oversees the administration of the
                                                 Series' proxy voting policies and procedures by
                                                 MFS. In addition, the Committee receives reports
                                                 from MFS regarding the policies, procedures, and
                                                 practices of MFS and its affiliates in connection
                                                 with their marketing and distribution of shares of
                                                 the Series.


----------
(1)  The Trustees' Identification and Background are set forth in Appendix A.

*    Non-interested or independent Trustees.

                           NUMBER OF MEETINGS
NAME OF COMMITTEE         IN LAST FISCAL YEAR                          FUNCTIONS                                 MEMBERS(1)
-----------------         -------------------                          ---------                                 ----------
PRICING COMMITTEE                  6             Oversees the determination of the value of the        Ives* (ex-officio member),
                                                 portfolio securities and other assets held by the     Lane*, and Perera*.
                                                 Series and determines or causes to be determined
                                                 the fair value of securities and assets for which
                                                 market quotations are not "readily available" in
                                                 accordance with the 1940 Act. The Committee
                                                 delegates primary responsibility for carrying out
                                                 these functions to MFS and MFS' internal valuation
                                                 committee pursuant to pricing policies and
                                                 procedures approved by the Committee and adopted
                                                 by the full Board, which include methodologies to
                                                 be followed by MFS to determine the fair values of
                                                 portfolio securities and other assets held by the
                                                 Series for which market quotations are not readily
                                                 available. The Committee meets periodically with
                                                 the members of MFS' internal valuation committee
                                                 to review and assess the policies and procedures
                                                 themselves. The Committee also exercises the
                                                 responsibilities of the Board under the Amortized
                                                 Cost Valuation Procedures approved by the Board on
                                                 behalf of each Series which holds itself out as a
                                                 "money market fund" in accordance with Rule 2a-7
                                                 under the 1940 Act.


----------
(1)  The Trustees' Identification and Background are set forth in Appendix A.

*    Non-interested or independent Trustees.

APPENDIX C

TRUSTEES' OWNERSHIP OF FUND SHARES


The following table shows the dollar range of equity securities beneficially owned by each Trustee in each Series and, on an aggregate basis, in all MFS Funds overseen by each Trustee, at December 31, 2004. The following dollar ranges apply:


N  None
A  $1-$10,000
B  $10,001-$50,000
C  $50,001-$100,000
D  over $100,000

Note that, because the Series serve as underlying investment vehicles for variable annuity and life contracts, the Trustees are not eligible to invest directly in the Series.


                                                                              TRUSTEES
                             -------------------------------------------------------------------------------------------------------
FUND NAME                     MANNING(1) POZEN(1)  COHN  GUNNING  GUTOW  HEGARTY  IVES  LANE  PERERA  SHERRATT  E. SMITH  THOMSEN(2)
------------------------------------------------------------------------------------------------------------------------------------
MFS VARIABLE INSURANCE TRUST
MFS Bond Series                   N         N       N       N       N       N       N     N      N        N         N        N
MFS Capital
  Opportunities Series            N         N       N       N       N       N       N     N      N        N         N        N
MFS Emerging Growth
  Series                          N         N       N       N       N       N       N     N      N        N         N        N
MFS Global Equity
  Series                          N         N       N       N       N       N       N     N      N        N         N        N
MFS High Income
  Series                          N         N       N       N       N       N       N     N      N        N         N        N
MFS Investors Growth
  Stock Series                    N         N       N       N       N       N       N     N      N        N         N        N
MFS Investors Trust
  Series                          N         N       N       N       N       N       N     N      N        N         N        N
MFS Mid Cap Growth
  Series                          N         N       N       N       N       N       N     N      N        N         N        N
MFS Money Market
  Series                          N         N       N       N       N       N       N     N      N        N         N        N
MFS New Discovery
  Series                          N         N       N       N       N       N       N     N      N        N         N        N
MFS Research Series               N         N       N       N       N       N       N     N      N        N         N        N
MFS Strategic Income
  Series                          N         N       N       N       N       N       N     N      N        N         N        N
MFS Total Return Series           N         N       N       N       N       N       N     N      N        N         N        N
MFS Utilities Series              N         N       N       N       N       N       N     N      N        N         N        N
MFS Value Series                  N         N       N       N       N       N       N     N      N        N         N        N

DOLLAR RANGE ON
  AGGREGATE BASIS
  OF EQUITY SECURITIES
  IN ALL MFS FUNDS
  OVERSEEN BY
  TRUSTEE                         D         D       D       D       D       N       D     A      D        D         D        N


----------
(1) Interested Trustees Messrs. Manning and Pozen became Trustees of the Trust on February 24, 2004.


(2)  As of _____, 2005

APPENDIX D

INVESTMENT TECHNIQUES, PRACTICES AND RISKS


Set forth below is a description of investment techniques and practices which, to the extent such techniques and practices are consistent with their investment objectives and policies, the Series may generally use in pursuing their investment objectives and investment policies, and a description of the risks associated with these investment techniques and practices. Reference to a "Series" on this Appendix D does not mean that each Series may engage in the investment technique or practice described. Please review Appendix A of the relevant prospectus for a list of the investment techniques and practices which generally are or may be utilized by your Series.


INVESTMENT TECHNIQUES AND PRACTICES

DEBT SECURITIES
To the extent the Series invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. The Series' investments in debt securities with longer terms to maturity are subject to greater volatility than the Series' shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

ASSET-BACKED SECURITIES: The Series may purchase the following types of asset-backed securities:

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES: The Series may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting of interest payments or principal payments.

The Series may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

CORPORATE ASSET-BACKED SECURITIES: The Series may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (E.G., loans) are also subject to prepayments which shorten the securities weighted average life and may lower their return.

Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Series will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

MORTGAGE PASS-THROUGH SECURITIES: The Series may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Series may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the Series may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government but not the full faith and credit of the U.S. Government (such as the Federal National Mortgage Association "FNMA") or the Federal Home Loan Mortgage Corporation, ("FHLMC") which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations) (See "U.S. Government securities" below). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interests and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA")-insured or Veterans Administration ("VA")-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (I.E., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (I.E., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (I.E., not federally insured or guaranteed) for FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Series may also buy mortgage-related securities without insurance or guarantees.

STRIPPED MORTGAGE-BACKED SECURITIES: The Series may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "I0" class) while the other class will receive all of the principal (the principal-only or "P0" class). The yield to maturity on an I0 is extremely sensitive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Series may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

CORPORATE SECURITIES: The Series may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. Investments in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer's equity securities. The Series may also invest in debt securities that are accompanied by warrants which are convertible into the issuer's equity securities, which have similar characteristics. See "Equity Securities" below for a fuller description of convertible securities.

The Series may invest in debt and convertible securities rated at least Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities. See Appendix D for a description of bond ratings. Securities rated Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities. The Series may also invest in lower rated bonds, as described under "Lower Rated Bonds" below.


LOANS AND OTHER DIRECT INDEBTEDNESS: A Series may purchase loans and other direct indebtedness and also may originate loans. When a Series purchases a loan, that Series acquires some or all of the interest in such loan held by a bank or other lender. Most loans in which such Series invests are secured, although some may be unsecured in part or in full. Loans purchased by a Series may be in default at the time of purchase. Loans that are fully secured should protect a Series better than unsecured loans in the event of non-payment of scheduled interest or principal. However, there can be no assurance that the liquidation of collateral acquired in connection with a secured loan would satisfy the borrower's obligation, or that such collateral could be liquidated.

Loans in which a Series invests generally are made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs or other corporate activities. Such loans typically are originated, negotiated and structured by a syndicate of lenders represented by an agent lender that has negotiated and structured the loan and that is responsible for collecting interest and principal payments and other amounts due on behalf of all of the lenders in the syndicate, and for enforcing the lenders' rights against the borrower. Typically, the agent is given broad discretion in monitoring the borrower's performance and is obligated to use the same care it would use in the management of its own property. Upon an event of default, the agent typically will enforce the loan agreement after instruction from the lenders. The borrower compensates the agent for these services. This compensation may include special fees paid when the loan is structured or funded and other fees paid on a continuing basis. The typical practice of an agent or a lender to rely exclusively or primarily on reports from the borrower involves a risk of fraud by the borrower.

If an agent becomes insolvent, or has a receiver, conservator or similar official appointed for it by an appropriate authority, or if it becomes a debtor in a bankruptcy proceeding, the agent's appointment may be terminated, and a successor agent may be appointed. If an appropriate authority determines that assets held by the agent for the benefit of lenders or purchasers of loans are subject to the claims of the agent's general or secured creditors, then such lenders or purchasers might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower's bankruptcy or insolvency, the borrower's obligation to repay a loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

The Series may acquire loans by participating directly in a lending syndicate as a lender. Alternatively, the Series may acquire loans or an interest in loans by novation, by assignment or by participation from members of the lending syndicate or from other participants. In a novation or an assignment, the Series assumes all of the rights of the lender in the loan or of the participant in the participants' portion of the loan and, in the case of a novation or an assignment from a member of the lending syndicate, becomes a party of record with respect to the loan. In a participation, the Series purchases a portion of the lender's or the participants' interest in the loan, but has no direct contractual relationship with the borrower. An investment in a loan by participation gives rise to several issues. The Series must rely on another party not only for the enforcement of the Series' rights against the borrower, but also for the receipt and processing of principal, interest or other payments due under the loan. The Series may be subject to delays, expenses and risks that are greater than those that would be involved if the Series could enforce its rights directly against the borrower. In addition, under the terms of a participation agreement, the Series may be regarded as a creditor of the seller of the participation interest (rather than of the borrower), so that the Series also may be subject to the risk that such seller could become insolvent. A participation agreement also may limit the rights of the Series to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant.

The Series also may purchase trade or other claims against companies, which generally represent monies owed by such companies to suppliers of goods or services. Such claims also may be purchased when such companies are in default.

The Series' ability to receive payments of principal, interest and other direct indebtedness in which it invests will depend primarily on the financial condition of the borrower. In selecting loans and other direct indebtedness for purchase by the Series, the Adviser will rely on its own (and not the original lender's) credit analysis of the borrower. Because the Series may be required to rely on another party to collect and to pass on to the Series amounts payable with respect to the loan or other direct indebtedness and to enforce the Series' rights under the loan or other direct indebtedness, an insolvency, bankruptcy or reorganization of such other party may delay or prevent the Series from receiving such amounts. The highly leveraged nature of many loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Series.

The Series may invest in revolving credit facilities or other standby financing commitments that obligate the Series to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Series to increase its investment in a company at a time when the Series might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Series is committed to advance additional series, it will hold liquid unencumbered assets in an amount sufficient to meet such commitments.

The Series may invest in floating rate loans. Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans currently are not listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating rate loans, and to the extent a secondary market exists for other floating rate loans, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Additionally, the supply of floating rate loans may be limited from time to time due to a lack of sellers in the market for existing floating rate loans or to the number of new floating rate loans currently being issued. As a result, the floating rate loans available for purchase by the Series may be of lower quality or may have a higher price.

LOWER RATED BONDS: The Series may invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities (commonly known as "junk bonds"). See Appendix B for a description of bond ratings. No minimum rating standard is required by the Series, and the Series may rely on the rating of any recognized rating agency in the case of securities that receive different ratings from different agencies. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.


While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Series' policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. Where a Series focuses on lower rated securities, it will not be required to dispose of a lower rated security that subsequently receives a higher rating from a credit agency. To the extent a Series invests in these lower rated securities, the achievement of its investment objectives may be a more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds.

MUNICIPAL BONDS: The Series may invest in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. The Series may invest in Municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities.

If a revenue bond is secured by payments generated from a project, and the revenue bond is also secured by a lien on the real estate comprising the project, foreclosure by the indenture trustee on the lien for the benefit of the bondholders creates additional risks associated with owning real estate, including environmental risks.

Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

Electric utilities face problems in financing large construction programs in inflationary periods, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

The Series may invest in municipal lease securities. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of municipal lease securities, both within a particular classification and between classifications, depending on numerous factors.

The Series may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.


U.S. GOVERNMENT SECURITIES: The Series may invest in U.S. GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government, one of its agencies or instrumentalities, or a government sponsored enterprise. Certain U.S. Government securities in which the Series may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the United States Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the Series may invest involve increased credit risk because they are backedonly by the credit of a U.S. federal agency or government sponsored enterprise, such as the Student Loan Marketing Association (Sallie Mae), the Federal Home Loan Banks (FHLBs), the Federal Home Loan Mortgage Corporation (Freddie Mac) or the Federal National Mortgage Association (Fannie Mae). Although government sponsored enterprises such as Sallie Mae, FHLBs, Freddie Mac and Fannie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the United States Government.

Investors should note that many U.S. Government securities in which the Series may invest are not supported by the full faith and credit of the United States Government (including securities issued by government sponsored enterprises and by certain U.S. federal agencies and instrumentalities) and involve increased credit risk.

U.S. Government Securities also include interest in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.


VARIABLE AND FLOATING RATE OBLIGATIONS: The Series may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Series on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Series is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Series through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: The Series may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of

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interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Series will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Series' distribution obligations.

EQUITY SECURITIES
The Series may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises and to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock.

FOREIGN SECURITIES EXPOSURE
The Series may invest in various types of foreign securities, or securities which provide the Series with exposure to foreign securities or foreign currencies, as discussed below:

BRADY BONDS: The Series may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries including Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

DEPOSITARY RECEIPTS: The Series may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts. ADRs are certificates by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of the Series' policy, if any, to invest a certain percentage of its assets in foreign securities, the investments of the Series in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositaries. Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depositary of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Series may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as

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potential currency exchange and other difficulties. The Series may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in foreign country. Simultaneously, the ADR agents create a certificate which settles at the Series' custodian in five days. The Series may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer.

Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES: The Series may invest in dollar-denominated foreign debt securities. Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

EMERGING MARKETS: The Series may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Emerging markets include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities, the source of its revenues and location of its assets. Such investments entail significant risks as described below.

- Government Actions -- Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Series' portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Series' assets should these conditions recur.

- Default; Legal Recourse -- The Series may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed income security owned by the Series defaults, the Series may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Series' ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

- Foreign Currencies -- The securities in which the Series invests may be denominated in foreign currencies and international currency units and the Series may invest a portion of its assets directly in foreign currencies. Accordingly, the weakening of these currencies and units against the U.S. dollar may result in a decline in the Series' asset value.

     Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Series' portfolio securities are denominated may have a detrimental impact on the Series' net asset value.

- Inflation -- Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

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-    Liquidity; Trading Volume; Regulatory Oversight -- The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

     The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities' issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

     The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Series' securities in such markets may not be readily available. The Series may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if the Series believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Series' identification of such condition until the date of the SEC action, the Series' securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

- Sovereign Debt -- Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Series and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Series) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There are no bankruptcy proceedings by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

     Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

     The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, the emerging market issuer's ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

     To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

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     Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

- Withholding -- Income from securities held by the Series could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Series makes its investments. The Series' net asset value may also be affected by changes in the rates or methods of taxation applicable to the Series or to entities in which the Series has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

FOREIGN SECURITIES: The Series may invest in dollar-denominated and non dollar-denominated foreign securities. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. As a result of its investments in foreign securities, the Series may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Series may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Series to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Series to risk of loss if exchange rates move in a direction adverse to the Series' position. Such losses could reduce any profits or increase any losses sustained by the Series from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received. The Fund's investments in foreign securities may also include "privatizations." Privatizations are situations where the government in a given country, including emerging market countries, sells part or all of its stakes in government owned or controlled enterprises. In certain countries, the ability of foreign entities to participate in privatizations may be limited by local law and the terms on which the foreign entities may be permitted to participate may be less advantageous than those afforded local investors.

FORWARD CONTRACTS
The Series may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract"), for hedging purposes (E.G., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

A Forward Contract to sell a currency may be entered into where the Series seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Series may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Series intends to acquire.

If a hedging transaction in Forward Contracts is successful, the decline in the dollar value of portfolio securities or the increase in the dollar cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Series may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Series does not presently intend to hold Forward Contracts entered into until maturity, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Series' profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.

The Series will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, the Series may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser,

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the value of such currency is expected to rise relative to the U.S. dollar.
Conversely, the Series may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

The Series will profit if the anticipated movements in foreign currency exchange rates occur, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Series may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

The use by the Series of Forward Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

FUTURES CONTRACTS
The Series may purchase and sell futures contracts ("Futures Contracts") on stock indices, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities. The Series may also purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, foreign currency or commodity, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement month in which, in the case of the majority of commodities, interest rate and foreign currency futures contracts, the underlying commodities, fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "mark-to-market."

Purchases or sales of stock index futures contracts are used to attempt to protect the Series' current or intended stock investments from broad fluctuations in stock prices. For example, the Series may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Series' securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Series is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Series intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Series will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Series' current or intended investments in fixed income securities. For example, if the Series owned long-term bonds and interest rates were expected to increase, the Series might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in the Series' portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Series' interest rate futures contracts would increase at approximately the same rate, subject to the correlation risks described below, thereby keeping the net asset value of the Series from declining as much as it otherwise would have.

Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Series could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Series' cash reserves could then be used to buy long-term bonds on the cash market. The Series could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market in certain cases or at certain times, the use of interest rate futures contracts as a hedging technique may

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allow the Series to hedge its interest rate risk without having to sell its portfolio securities.

The Series may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Series may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

Conversely, the Series could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Series purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Series will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

The use by the Series of Futures Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

INDEXED SECURITIES
The Series may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Series may also purchase indexed deposits with similar characteristics. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the Series to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

INVERSE FLOATING RATE OBLIGATIONS
The Series may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

INVESTMENT IN OTHER INVESTMENT COMPANIES
The Series may invest in other investment companies. The total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

OPEN-END FUNDS. The Series may invest in open-end investment companies.

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CLOSED-END FUNDS. The Series may invest in closed-end investment companies. Such investment may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

LENDING OF PORTFOLIO SECURITIES
The Series may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, an irrevocable letter of credit or United States ("U.S.") Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Series would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the Series would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Series would also receive a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The Series would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Series would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

LEVERAGING TRANSACTIONS
The Series may engage in the types of transactions described below, which involve "leverage" because in each case the Series receives cash which it can invest in portfolio securities and has a future obligation to make a payment. The use of these transactions by the Series will generally cause its net asset value to increase or decrease at a greater rate than would otherwise be the case. Any investment income or gains earned from the portfolio securities purchased with the proceeds from these transactions which is in excess of the expenses associated from these transactions can be expected to cause the value of the Series' shares and distributions on the Series' shares to rise more quickly than would otherwise be the case. Conversely, if the investment income or gains earned from the portfolio securities purchased with proceeds from these transactions fail to cover the expenses associated with these transactions, the value of the Series' shares is likely to decrease more quickly than otherwise would be the case and distributions thereon will be reduced or eliminated. Hence, these transactions are speculative, involve leverage and increase the risk of owning or investing in the shares of the Series. These transactions also increase the Series' expenses because of interest and similar payments and administrative expenses associated with them. Unless the appreciation and income on assets purchased with proceeds from these transactions exceed the costs associated with them, the use of these transactions by a Series would diminish the investment performance of the Series compared with what it would have been without using these transactions.

BANK BORROWINGS: The Series may borrow money for investment purposes from banks and invest the proceeds in accordance with its investment objectives and policies.

MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Series may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Series foregoes principal and interest paid on the mortgage-backed securities. The Series is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Series may also be compensated by receipt of a commitment fee.

If the income and capital gains from the Series' investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Series compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the Series is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Series sells securities becomes insolvent, the Series' right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

REVERSE REPURCHASE AGREEMENTS: The Series may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Series will sell securities and receive cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Series. The Series will invest the proceeds received under a reverse repurchase agreement in accordance with its investment objective and policies.

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OPTIONS
The Series may invest in the following types of options, which involves the risks described under the caption "Special Risk Factors -- Option, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix:

OPTIONS ON FOREIGN CURRENCIES: The Series may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Series may purchase put options on the foreign currency. If the value of the currency does decline, the Series will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Series may purchase call options thereon. The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Series deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Series could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates. The Series may write options on foreign currencies for the same types of hedging purposes. For example, where the Series anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Series could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Series to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Series will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Series would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Series also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. The use of foreign currency options for non-hedging purposes, like the use of other types of derivatives for such purposes, presents greater profit potential but also significant risk of loss and could be considered speculative.

OPTIONS ON FUTURES CONTRACTS: The Series also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts") as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (I.E., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Series' profit or loss on the transaction.

Options on Futures Contracts that are written or purchased by the Series on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Series may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written

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where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the Series owns liquid and unencumbered assets equal to the difference. The Series may cover the writing of put Options on Futures Contracts
(a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or where the exercise price of the put held (ii) is less than the exercise price of the put written if the Series owns liquid and unencumbered assets equal to the difference. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Series, the Series will be required to sell the underlying Futures Contract which, if the Series has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Series is exercised, the Series will be required to purchase the underlying Futures Contract which, if the Series has covered its obligation through the sale of such Contract, will close out its futures position.

The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Series will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Series' portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Series will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Series intends to purchase. If a put or call option the Series has written is exercised, the Series will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Series' losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

The Series may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Series could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Series will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Series could purchase call Options on Futures Contracts than purchasing the underlying Futures Contracts.

OPTIONS ON SECURITIES: The Series may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by the Series may be covered in the manner set forth below.

A call option written by the Series is "covered" if the Series owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Series owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Series holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Series owns liquid and unencumbered assets equal to the difference. A put option written by the Series is "covered" if the Series owns liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Series owns liquid and unencumbered assets equal to the difference. Put and call options written by the Series may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

Effecting a closing transaction in the case of a written call option will permit the Series to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Series to write another put option to the extent that the Series owns liquid and unencumbered assets. Such transactions permit the Series to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the

Series, provided that another option on such security is not written. If the Series desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

The Series will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Series is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Series is more than the premium paid for the original purchase. Conversely, the Series will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Series is likely to be offset in whole or in part by appreciation of the underlying security owned by the Series.

The Series may write options in connection with buy-and-write transactions; that is, the Series may purchase a security and then write a call option against that security. The exercise price of the call option the Series determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Series' maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Series' purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Series' gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Series may elect to close the position or retain the option until it is exercised, at which time the Series will be required to take delivery of the security at the exercise price; the Series' return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Series in the same market environments that call options are used in equivalent buy-and-write transactions.

The Series may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date. By writing a straddle, the Series undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Series will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option, the Series limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Series assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Series solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

The Series may also purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Series to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Series will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

The Series may also purchase call options to hedge against an increase in the price of securities that the Series anticipates purchasing in the future. If such increase occurs, the call option will permit the Series to purchase the securities at the exercise

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price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Series upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Series.

OPTIONS ON STOCK INDICES: The Series may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is generally equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." The Series may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Series owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio. Where the Series covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Series will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Series may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Series owns liquid and unencumbered assets equal to the difference. The Series may cover put options on stock indices by owning liquid and unencumbered assets with a value equal to the exercise price, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the Series owns liquid and unencumbered assets equal to the difference. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

The Series will receive a premium from writing a put or call option, which increases the Series' gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Series has written a call option falls or remains the same, the Series will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Series will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Series' stock investments. By writing a put option, the Series assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Series correlate with changes in the value of the index, writing covered put options on indices will increase the Series' losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The Series may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Series will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Series' investments does not decline as anticipated, or if the value of the option does not increase, the Series' loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Series' security holdings.

The purchase of call options on stock indices may be used by the Series to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Series holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Series will also bear the risk of losing all or a portion of the premium paid it the value of the index does not rise. The purchase of call options on stock indices when the Series is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Series owns.

The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

RESET OPTIONS: In certain instances, the Series may purchase or write options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date

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(or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Series is paid at termination, the Series assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Series purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

"YIELD CURVE" OPTIONS: The Series may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Yield curve options may be used for the same purposes as other options on securities. Specifically, the Series may purchase or write such options for hedging purposes. For example, the Series may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Series may also purchase or write yield curve options for other than hedging purposes (I.E., in an effort to increase its current income) if, in the judgment of the Adviser, the Series will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Series will be "covered". A call (or put) option is covered if the Series holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the Series' net liability under the two options. Therefore, the Series' liability for such a covered option is generally limited to the difference between the amount of the Series' liability under the option written by the Series less the value of the option held by the Series. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

REPURCHASE AGREEMENTS
The Series may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Series purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Series, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Series together with the repurchase price on repurchase. In either case, the income to the Series is unrelated to the interest rate on the Government securities.

The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Series will have the right to liquidate the securities. If at the time the Series is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Series' exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Series. The Series has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Series only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Series has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.

SHORT SALES
The Series may seek to hedge investments or realize additional gains through short sales. The Series may make short sales, which are transactions in which the Series sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the

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Series must borrow the security to make delivery to the buyer. The Series then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Series. Until the security is replaced, the Series is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Series also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Series also will incur transaction costs in effecting short sales.

The Series will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Series replaces the borrowed security. The Series will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Series may be required to pay in connection with a short sale.

Whenever the Series engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short.

The Series may also make short sales "against the box," I.E., when a security identical to one owned by the Series is borrowed and sold short. If the Series enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The Series will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

SHORT TERM INSTRUMENTS
The Series may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.


SWAPS AND RELATED DERIVATIVE INSTRUMENTS
The Series may enter into all types of swaps such as interest rate swaps, currency swaps, total return swaps, credit default swaps, index swaps and other types of available swap agreements, including swaps on securities, commodities and indices and other benchmarks and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Series with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.


Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Series' exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Series is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Series' investment objective and policies.

For example, the Series may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Series. In such an instance, the Series would agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty would agree to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Series' portfolio, the Series would receive payments under the swap that would offset, in whole or part, such diminution in value. The Series may also enter into swaps to modify its exposure to particular markets or instruments, such as a currency swap between the dollar and another currency which would have the effect of increasing or decreasing the Series' exposure to each such currency. The Series might also enter into a swap on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities, as an alternative to purchasing such securities. Such transactions could be more efficient or less costly in certain instances than an actual purchase or sale of the securities.


The Series may enter into credit default swap contracts. The Series might use credit default swap contracts to limit or to reduce risk exposure of the Series to defaults of corporate and sovereign issuers (I.E., to reduce risk when the Series owns or has exposure to such issuers). The Series also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Series is not otherwise exposed. Although it may do so, the Series is not obligated to engage in any of these practices.

As the seller in a credit default swap contract, the Series would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default
(or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Series would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default or similar event) occurs, the Series would keep the stream of payments and would have no payment obligations. As the seller in a credit default swap contract, the Series effectively would add economic leverage to its portfolio because, in addition to its total net assets, the Series would be subject to investment exposure on the notional amount of the swap.

As the purchaser in a credit default swap contract, the Series would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk -- that the seller may fail to satisfy its payment obligations to the Series in the event of a default (or similar event). As the purchaser in a credit default swap contract, the Series' investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.


The Series may enter into other related types of over-the-counter derivatives, such as "caps", "floors", "collars" and options on swaps, or "swaptions", for the same types of hedging or non-hedging purposes. Caps and floors are similar to swaps, except that one party pays a fee at the time the transaction is entered into and has no further payment obligations, while the other party is obligated to pay an amount equal to the amount by which a specified fixed or floating rate exceeds or is below another rate (multiplied by a notional amount). Caps and floors, therefore, are also similar to options. A collar is in effect a combination of a cap and a floor, with payments made only within or outside a specified range of prices or rates. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

The Series will maintain liquid and unencumbered assets to cover its current obligations under swap and other over-the-counter derivative transactions. If the Series enters into a swap agreement on a net basis (I.E., the two payment streams are netted out, with the Series receiving or paying, as the case may be, only the net amount of the two payments), the Series will maintain liquid and unencumbered assets with a daily value at least equal to the excess, if any, of the Series' accrued obligations under the swap agreement over the accrued amount the Series is entitled to receive under the agreement. If the Series enters into a swap agreement on other than a net basis, it will maintain liquid and unencumbered assets with a value equal to the full amount of the Series' accrued obligations under the agreement.

The most significant factor in the performance of swaps, caps, floors and collars is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of the Series would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Series, the Series must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness would decline, the value of the swap agreement would be likely to decline, potentially resulting in losses.

If the counterparty defaults, the Series' risk of loss consists of the net amount of payments that the Series is contractually entitled to receive. The Series anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty, but there can be no assurance that it will be able to do so.

The use by the Series of Swaps and related derivative instruments also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

TEMPORARY BORROWINGS
The Series may borrow money for temporary purposes (E.G., to meet redemption requests or settle outstanding purchases of portfolio securities).

TEMPORARY DEFENSIVE POSITIONS
During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Series may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

"WHEN-ISSUED" SECURITIES
The Series may purchase securities on a "when-issued" or on a "forward delivery" basis which means that the securities will be delivered to the Series at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, the Series does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Series will identify liquid and unencumbered assets equal to its forward delivery commitment.

SPECIAL RISK FACTORS -- OPTIONS, FUTURES, FORWARDS, SWAPS AND OTHER DERIVATIVE TRANSACTIONS
RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE SERIES'S
PORTFOLIO: The Series' ability effectively to hedge all or a portion of its portfolio through transactions in derivatives, including options, Futures Contracts, Options on Futures Contracts, Forward Contracts, swaps and other types of derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Series' portfolio. In the case of derivative instruments based on an index, the portfolio will not duplicate the components of the index, and in the case of derivative instruments on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such derivatives. The use of derivatives for "cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks. Consequently, the Series bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

If the Series purchases a put option on an index and the index decreases less than the value of the hedged securities, the Series would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Series has a position and the portfolio securities the Series is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Series enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Series' portfolio or the intended acquisitions being hedged.

The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Series is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Series in connection with such transactions.

In writing a covered call option on a security, index or futures contract, the Series also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Series covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Series may not be fully covered. As a result, the Series could be subject to risk of loss in the event of adverse market movements.

The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Series' portfolio. When the Series writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Series will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Series' portfolio holdings or any increase in the cost of the instruments to be acquired.

Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Series will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Series may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired. In the event of the occurrence of any of the foregoing adverse market events, the Series' overall return may be lower than if it had not engaged in the hedging transactions. Furthermore, the cost of using these techniques may make it economically infeasible for the Series to engage in such transactions.

RISKS OF NON-HEDGING TRANSACTIONS: The Series may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Series will only write covered options, such that liquid and unencumbered assets necessary to satisfy an option exercise will be identified, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Series may not fully protect it against risk of loss and, in any event, the Series could suffer losses on the option position which might not be offset by corresponding portfolio gains. The Series may also enter into futures, Forward Contracts or swaps for non-hedging purposes. For example, the Series may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, the Series will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts or swaps may be leveraged, which could expose the Series to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Series to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

With respect to the writing of straddles on securities, the Series incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Series with two simultaneous premiums on the same security, but involve additional risk, since the Series may have an option exercised against it regardless of whether the price of the security increases or decreases.

RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET: Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Series will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contract at any specific time. In that event, it may not be possible to close out a position held by the Series, and the Series could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Series has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Series' ability effectively to hedge its portfolio, and could result in trading losses.

The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

MARGIN: Because of low initial margin deposits made upon the establishment of a Futures, Forward or swap position (certain of which may require no initial margin deposits) and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Series enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Series or decreases in the prices of securities or other assets the Series intends to acquire. Where the Series enters into such transactions for other than hedging purposes, the leverage entailed in the relatively low margin requirements associated with such transactions could expose the Series to greater risk.

POTENTIAL BANKRUPTCY OF A CLEARINGHOUSE OR BROKER: When the Series enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Series has effected the transaction. In that event, the Series might not be able to recover amounts deposited as margin, or amounts owed to the Series in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts, Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Series could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

POSITION LIMITS: The CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. These limitations govern the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. Further, an exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these position limits will have any adverse impact on the strategies for hedging the portfolios of the Series.

RISKS OF OPTIONS ON FUTURES CONTRACTS: The amount of risk the Series assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

RISKS OF TRANSACTIONS IN FOREIGN CURRENCIES AND OVER-THE-COUNTER DERIVATIVES AND OTHER TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES: Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Series. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Series makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Series to respond to such events in a timely manner.

Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

Unlike transactions entered into by the Series in Futures Contracts and exchange-traded options, certain options on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain futures exchanges subject to CFTC regulation and on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Series' position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Series. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Series could be required to retain options purchased or written, or Forward Contracts or swaps entered into, until exercise, expiration or maturity. This in turn could limit the Series' ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Series will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Series' ability to enter into desired hedging transactions. The Series will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Series to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS: Pursuant to a claim of exemption filed with the CFTC on behalf of the Series, the Series is not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

APPENDIX E

                           DESCRIPTION OF BOND RATINGS

The ratings of Moody's, Standard & Poor's, Fitch and Duff & Phelp's represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                         MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations, (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                       STANDARD & POOR'S RATINGS SERVICES

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: Subordinated debt or preferred stock obligation rated C is currently highly vulnerable to non-payment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A 'C' rating will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-) The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

                            FITCH IBCA, DUFF & PHELPS

AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery around 90% -- 100% of outstanding amounts and accrued interest. For U.S. corporates, for example, DD indicates expected recoveries of 50% -- 90%, and D the lowest recovery potential, I.E. below 50%.

                                      NOTES

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, or to categorize below 'CCC'.

'NR': indicates that Fitch does not rate the issuer or issue in question.

'WITHDRAWN': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

APPENDIX F


DISTRIBUTION PLAN PAYMENTS TO INSURANCE COMPANIES [TO BE UPDATED]


During the fiscal year ended December 31, 2003, each Series made the following Distribution Plan payments:

                                                              AMOUNT PAID BY
                                                            SERIES FOR SERVICE
                                                               CLASS SHARES
Bond Series                                                 $            3,292
Capital Opportunities Series                                            22,847
Emerging Growth Series                                                  53,768
Global Equity Series                                                         0*
High Income Series                                                      71,982
Investors Growth Stock Series                                          390,540
Investors Trust Series                                                 151,005
Mid Cap Growth                                                          63,395
Money Market Series                                                        N/A
New Discovery Series                                                   623,340
Research Series                                                         13,511
Strategic Income Series                                                 16,355
Total Return Series                                                    685,719
Utilities Series                                                       163,500
Value Series                                                            22,481

----------
*    Amount paid was less than $1.00

APPENDIX G

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

                      PROXY VOTING POLICIES AND PROCEDURES

              SEPTEMBER 17, 2003, AS REVISED ON SEPTEMBER 20, 2004

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS Funds").

        These policies and procedures include:

        A.  Voting Guidelines;

        B.  Administrative Procedures;

        C.  Monitoring System;

        D.  Records Retention; and

        E.  Reports.

A. VOTING GUIDELINES

   1. GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

      MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

      MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the guiding principle that all votes made by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, which are set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion to vote these items in accordance with this guiding principle. These underlying guidelines are simply that -- guidelines. Each proxy item is considered on a case-by-case basis, in light of all relevant facts and circumstances, and there may be instances in which MFS may vote proxies in a manner different from these guidelines.

      As a general matter, MFS maintains a consistent voting position with respect to similar proxy proposals made by various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to the different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of MFS' clients.

      From time to time, MFS receives comments on these guidelines and regarding particular voting issues from its clients. Those comments are reviewed and considered periodically, and these guidelines are reviewed each year with MFS Equity Research Department management, the MFS Proxy Review Group and the MFS Proxy Consultant and are revised as appropriate.

      These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. MFS shall be mindful of any and all potential material conflicts of interest that could arise in the voting of these proxies, shall identify, analyze, document and report on any such potential conflicts, and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting on all potential conflicts of interest.

   2. MFS' POLICY ON SPECIFIC ISSUES
      NON-SALARY COMPENSATION PROGRAMS

      Managements have become increasingly creative and generous with compensation programs involving common stock. The original stock option plans, which called for the optionee to pay the money to exercise the option, are now embellished with no risk benefits such as stock appreciation rights, the use of unexercised options to "buy" stock, and restricted stock at bargain prices.

      Stock option plans are supposed to reward results rather than tenure, so the use of restricted stock at bargain prices is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold.

      MFS votes against option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of restricted stock at deep discounts to fair market value. MFS generally votes against stock option plans that involve stock appreciation rights or the use of unexercised options to "buy" stock.

      MFS opposes plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%.

      MFS votes in favor of stock option plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option plans for employees. Stock option plans that include options for consultants and other third parties not involved in the management of the company generally are opposed by MFS.

      "GOLDEN PARACHUTES"

      From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of any severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain percentage of such officer's annual compensation. When put to a vote, MFS votes against very large golden parachutes.

      ANTI-TAKEOVER MEASURES

      In general, MFS votes against any measure that inhibits capital appreciation in a stock, including a possible takeover and any proposal that protects management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to board classification and super-majority requirements.

      REINCORPORATION AND REORGANIZATION PROPOSALS

      When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

      DILUTION

      There are many reasons for issuance of stock and most are legitimate. As noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (E.G., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

      CONFIDENTIAL VOTING

      MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

      INDEPENDENCE OF BOARDS OF DIRECTORS AND COMMITTEES THEREOF

      While MFS acknowledges the potential benefits of a company's inclusion of directors who are "independent" from management, MFS generally opposes shareholder proposals that would require that a majority (or a "super-majority") of a company's board be comprised of "independent" directors. Such proposals could inappropriately reduce a company's ability to engage in certain types of transactions, could result in the exclusion of talented directors who are not deemed "independent", or could result in the unnecessary addition of additional "independent" directors to a company's board. However, in view of the special role and responsibilities of various committees of a board of directors, MFS supports proposals that would require that the Audit, Nominating and Compensation Committees be comprised entirely of directors who are deemed "independent" of the company.

      INDEPENDENT AUDITORS

      Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of ANY non-audit services (unless approved in advance by the full board) whereas other proposals would cap non-audit fees so that such fees do not exceed a certain percentage of the audit fees. MFS supports such shareholder proposals that would cap non-audit fees at an amount deemed to be not excessive.

      BEST PRACTICES STANDARDS

      Best practices standards are rapidly evolving in the corporate governance areas as a result of recent corporate failures, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these changes. However, many issuers are not publicly registered, are not subject to these enhanced listing standards or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that -- within the circumstances of the environment within which the issuers operate -- the proposal is consistent with the best long-term economic interests of our clients.

      FOREIGN ISSUERS -- SHARE BLOCKING

      In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (E.G., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (E.G., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with these policies and procedures.

      SOCIAL ISSUES

      There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (E.G., environmental standards) or to report on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

      The laws of various states may regulate how the interests of certain clients subject to those laws are voted. For example, the General Laws of The Commonwealth of Massachusetts prohibit the investment of state funds, including retirement system assets, in the following types of investments:
      (i) financial institutions which directly or through any subsidiary have outstanding loans to any individual or corporation engaged in manufacturing, distribution or sale of firearms, munitions, rubber or plastic bullets, tear gas, armored vehicles or military aircraft for use or deployment in any activity in Northern Ireland; or (ii) any stocks, securities or obligations of any company so engaged.

      Because of these statutory restrictions, it is necessary when voting proxies for securities held in Massachusetts public pension accounts to support the purpose of this legislation. Thus, on issues relating to these or similar state law questions, it may be necessary to cast ballots differently for these portfolios than MFS might normally do for other accounts.

B. ADMINISTRATIVE PROCEDURES

   1. MFS PROXY REVIEW GROUP

      The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review Group:

      a. Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

      b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and (ii) votes not clearly governed by these guidelines; and

      c. Considers special proxy issues as they may arise from time to time.

      The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

   2. POTENTIAL CONFLICTS OF INTEREST

      The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these responsibilities.

      In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these policies and guidelines, or
      (ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

      a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares,
         (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

      b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

      c. If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

      d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests.

      The MFS Proxy Review Group is responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated as necessary, but no less frequently than quarterly.

   3. GATHERING PROXIES

      Nearly all proxies received by MFS originate at Automatic Data Processing Corp. ("ADP"). ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. Each client's custodian is responsible for forwarding all proxy solicitation materials to MFS (except in the case of certain institutional clients for which MFS does not vote proxies). This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, and proxy statements, the issuer's explanation of the items to be voted upon.

      MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS' Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group and most proxies can be voted electronically. In addition to receiving the hard copies of materials relating to meetings of shareholders of issuers whose securities are held by the Funds and/or clients, the ballots and proxy statements can be printed from the Proxy Administrator's system and forwarded for review.

   4. ANALYZING PROXIES

      After input into the Proxy Administrator system, proxies which are deemed to be completely routine (E.G., those involving only uncontested elections of directors, appointments of auditors, and/or employee stock purchase plans)(1) are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. Proxies that pertain only to merger and acquisition proposals are forwarded initially to an appropriate MFS portfolio manager or research analyst for his or her recommendation. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.(2)

      Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under "Voting Guidelines," and all other relevant materials. His or her recommendation as to how each proxy proposal should be voted is indicated on copies of proxy cards, including his or her rationale on significant items. These cards are then forwarded to the MFS Proxy Review Group.

      As a general matter, portfolio managers and investment analysts are consulted and involved in developing MFS' substantive proxy voting guidelines, but have little or no involvement in or knowledge of proxy proposals or voting positions taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize or remove the potential that proxy solicitors, issuers, and third parties might attempt to exert influence on the vote or might create a conflict of interest that is not in what MFS believes to be the best long-term economic interests of our clients. In limited, specific instances (E.G., mergers), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. The MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

      As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be examined, explained and reported in accordance with the procedures set forth in these policies.

   5. VOTING PROXIES

      After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

C. MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

When the Proxy Administrator's system "tickler" shows that the date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D. RECORDS RETENTION

MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for a period of six years. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained for six years.

E. REPORTS

   MFS FUNDS

   Periodically, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include:
   (i) a listing of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor;
   (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

   ALL MFS ADVISORY CLIENTS

   At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

   Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

----------
(1) Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, there is an expanded list of items that are deemed routine (and therefore automatically voted in favor) for foreign issuers, including the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) the discharge of management and supervisory boards; and (v) approval of share repurchase programs.

(2) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group will determine the vote in what MFS believes to be the best long-term economic interests of its clients.

APPENDIX H


                  RECIPIENTS OF NON-PUBLIC DISCLOSURE REGARDING
                     PORTFOLIO HOLDINGS ON AN ONGOING BASIS



NAME OF RECIPIENT                                                       PURPOSE OF DISCLOSURE
BARRA, Inc.                                                             Analytical tool
Bloomberg L.P.                                                          Analytical tool
Bowne                                                                   Typesetting and Printing Services
Carol Norton                                                            Independent Contractor-Proxy Voting
Deloitte & Touche LLP                                                   Auditor
Ernst & Young LLP                                                       Auditor
Eagle Investment Systems Corp.                                          Accounting System
FactSet Research Systems Inc.                                           Analytical tool
Financial Models Company Ltd.                                           Accounting System
GainsKeeper, Inc.                                                       Accounting System
GFP Acquisition Company, Inc. D.B.A. GCom2 Solutions                    Software Vendor
G. H. Dean Co.                                                          Typesetting and Printing Services
Institutional Shareholder Services Inc.                                 Proxy Service Provider
ITG, Inc.                                                               Analytical tool
JP Morgan Chase Bank                                                    Fund Custodian
Loan Pricing Corp.                                                      Fund Pricing
The MacGregor Group                                                     Software Vendor
Mark-It Partners (Loan X)                                               Fund Pricing
Merrill Lynch, Pierce, Fenner & Smith, Incorporated                     Fund Analysis
OMGEO LLC                                                               Software vendor
Palmer & Dodge LLP                                                      Review Loan Participation Documents
Saloman Analytics Inc.                                                  Analytical tool
Standard & Poor's Securities Evaluations Services                       Fund Pricing
Standard and Poor's, a Division of the McGraw-Hill Companies            Analytical tool
State Street Bank and Trust Company                                     Custodian
Strategic Advisers, Inc., a Fidelity Investments company                Fund Analysis



   This list is current as of December 28, 2004, and any additions, modifications or deletions to the list that have occurred since December 28, 2004 are not reflected.

                         MFS(R) VARIABLE INSURANCE TRUST
                          MFS(R) EMERGING GROWTH SERIES
                       MFS(R) CAPITAL OPPORTUNITIES SERIES
                             MFS(R) RESEARCH SERIES
                          MFS(R) INVESTORS TRUST SERIES
                           MFS(R) TOTAL RETURN SERIES
                             MFS(R) UTILITIES SERIES
                            MFS(R) HIGH INCOME SERIES
                         MFS(R) STRATEGIC INCOME SERIES

            MFS(R) RESEARCH BOND SERIES (FORMERLY MFS(R) BOND SERIES)

                           MFS(R) MONEY MARKET SERIES
                           MFS(R) NEW DISCOVERY SERIES
                      MFS(R) INVESTORS GROWTH STOCK SERIES
                           MFS(R) GLOBAL EQUITY SERIES
                          MFS(R) MID CAP GROWTH SERIES
                               MFS(R) VALUE SERIES

                                     PART C

ITEM 23.  EXHIBITS


               1 (a) Amended and Restated Declaration of Trust, dated December
                     16, 2004. (21)

                 (b) Amendment dated February 9, 2005, to the Amended and
                     Restated Declaration of Trust dated December 16, 2004, to establish and designate MFS Research International Series.
                     (21)

               2 Amended and Restated By-Laws, dated January 1, 2002 as revised December 16, 2004. (19)


               3     Not Applicable.

               4 (a) Investment Advisory Agreement for the Trust, dated January
                     2, 2002. (11)


                 (b) Form of Exhibits as revised February 22, 2005 to the
                     Investment Advisory Agreement dated January 2, 2002, to include MFS Research International Series. (21)

               5 (a) Master Distribution Agreement between Registrant and
                     Massachusetts Investors Services, Inc., dated April 14, 1994. (2)

                 (b) Dealer Agreement between MFS Fund Distributors, Inc. and a dealer, and the Mutual Fund Agreement between MFS Fund Distributors, Inc. and a bank, effective April 6, 2001.
                     (4)

               6     Not Applicable.

               7 (a) Master Custodian Agreement between Registrant and State
                     Street Bank & Trust Company, dated July 2, 2001.  (5)

                 (b) Global Custodian Contract between Registrant and Chase
                     Manhattan Bank dated July 2, 2001.  (5)

                 (c) Exhibit A, revised July 16, 2003, to the Master Custodian
                     Agreement and the Global Custody Agreement.  (8)

                 (d) Amendment No. 2, dated May 2, 2003, to the Master Custodian
                     Agreement with State Street Bank and Trust Company.  (8)

                 (e) Amendment, dated December 28, 2004, to the Master Custodian
                     Agreement with State Street Bank and Trust Company.  (18)


                 (f) Form of Exhibit A, revised February 22, 2005, to the Master
                     Custodian Agreement and the Global Custody Agreement.  (21)


               8 (a) Shareholder Servicing Agent Agreement between Registrant and MFS Service Center, dated April 14, 1994.  (2)

                 (b) Exhibit A, as revised January 1, 1995, to the Shareholder
                     Servicing Agent Agreement between Registrant and MFS Service Center. (3)

                 (c) Dividend Disbursing Agency Agreement between Registrant and
                     State Street Bank and Trust, dated April 14, 1994.  (2)

                 (d) Master Administrative Services Agreement, dated March 1,
                     1997, as amended and restated April 1, 1999.  (1)

                 (e) Form of Exhibit A, as revised February 22, 2005, to the
                     Amended and Restated Master Administrative Services Agreement to include MFS Research International Series.
                     (21)


               9 (a) Opinion and Consent of Counsel, dated October 11, 2001.
                     (10)


                 (b) Legal Opinion Consent, dated February 23, 2005; filed
                     herewith.


              10     Not Applicable.

              11     Not Applicable.

              12     Investment Representation Letter.  (2)

              13 (a) Service Class Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, effective April 26, 2000. (7)


                 (b) Form of Exhibit A, as revised February 22, 2005 to the
                     Service Class Distribution Plan for MFS Variable Insurance Trust to include MFS Research International Series. (21)


              14     Not Applicable.

              15     Plan Pursuant to Rule 18f-3 effective April 26, 2000.  (7)

              16 (a) Code of Ethics as amended and restated effective January 1,
                     2005, pursuant to Rule 17j-1 under the Investment Company Act of 1940. (19)

                 (b) Code of Ethics for Personal Trading and Conduct for
                     Non-Management Directors of MFS, effective October 6, 2004.
                     (20)

                 (c) Code of Ethics for Non-Management Trustees effective
                     January 1, 2005,  (19)

              Power of Attorney, dated December 16, 2004.  (19)

----------
(1) Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on March 31, 1999.
(2) Incorporated by reference to Registrant's Post-Effective Amendment No. 4 filed with the SEC via EDGAR on October 26, 1995.
(3) Incorporated by reference to Registrant's Post-Effective Amendment No. 18 filed with the SEC via EDGAR on April 30, 2003.

(4) Incorporated by reference to MFS Growth Opportunities Fund (File Nos. 2-36431 and 811-2032) Post-Effective Amendment No. 41 filed with the SEC via EDGAR on April 30, 2001.
(5) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 34 filed with the SEC via EDGAR on July 30, 2001.
(6) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 40 filed with the SEC via EDGAR on August 28, 2000.
(7) Incorporated by reference to Registrant's Post-Effective Amendment No. 15 filed with the SEC via EDGAR on February 23, 2001.
(8) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 42 filed with the SEC via EDGAR on October 30, 2003.
(9) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 46 filed with the SEC via EDGAR on September 26, 2003.
(10) Incorporated by reference to Registrant's Post-Effective Amendment No. 16 filed with the SEC via EDGAR on October 12, 2001.
(11) Incorporated by reference to Registrant's Post-Effective Amendment No. 17 filed with the SEC via EDGAR on April 25, 2002.
(12) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 44 filed with the SEC via EDGAR on August 1, 2002.
(13) Incorporated by reference to MFS Series Trust VI (File Nos. 33-34502 and 811-6102) Post-Effective Amendment No. 18 filed with the SEC via EDGAR on December 23, 2002.
(14) Incorporated by reference to MFS Series Trust V (File Nos. 2-38613 and 811-2031) Post-Effective Amendment No. 56 filed with the SEC via EDGAR on January 28, 2004.
(15) Incorporated by reference to MFS Series Trust XI (File Nos. 33-68310 and 811-7992) Post-Effective Amendment No. 21 filed with the SEC via EDGAR on January 28, 2004.
(16) Incorporated by reference to MFS Series Trust VIII (File Nos. 33-37972 and 811-5262) Post-Effective Amendment No. 23 filed with the SEC via EDGAR on February 27, 2004.
(17) Incorporated by reference to Registrant's Post-Effective Amendment No. 19 filed with the SEC via EDGAR on February 27, 2004
(18) Incorporated by reference to MFS Series Trust XI (Files Nos. 33-68310 and 811-7992) Post-Effective Amendment No. 22 filed with the SEC via EDGAR on January 28, 2005.
(19) Incorporated by reference to MFS Series Trust I (file Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 45 filed with the SEC via EDGAR on December 29, 2004.
(20) Incorporated by reference to MFS Series Trust I (Files Nos. 33-7638 and 811-4777) Post-Effective Amendment No, 44 filed with the SEC via EDGAR on October 29, 2004.

(21) Incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed with the SEC via EDGAR on February 10, 2005.


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          Not applicable.

ITEM 25.  INDEMNIFICATION

          Reference is hereby made to (a) Section 5.3 of the Registrant's Declaration of Trust; and (b) Section 9 of the Shareholder Servicing Agent Agreement between the Registrant and MFS Service Center, Inc.

          The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser and distributor will be insured as of the effective date of this Registration Statement under an errors and omissions liability insurance policy.

The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


          MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds: MASSACHUSETTS INVESTORS GROWTH STOCK FUND; MASSACHUSETTS INVESTORS TRUST; MFS GOVERNMENT LIMITED MATURITY FUND; MFS GOVERNMENT SECURITIES FUND; MFS GROWTH OPPORTUNITIES FUND; MFS SERIES TRUST I (which has 9 series: MFS Cash Reserve Fund, MFS Core Equity Fund, MFS Core Growth Fund, MFS Managed Sectors Fund, MFS New Discovery Fund, MFS Research International Fund, MFS Strategic Growth Fund, MFS Technology Fund and MFS Value
Fund); MFS SERIES TRUST II (which has two series: MFS Emerging Growth Fund and MFS Large Cap Growth Fund); MFS SERIES TRUST III (which has three series: MFS High Income Fund, MFS High Yield Opportunities Fund and MFS Municipal High Income Fund); MFS SERIES TRUST IV (which has four series: MFS Government Money Market Fund, MFS Mid Cap Growth Fund, MFS Money Market Fund and MFS Municipal Bond Fund); MFS SERIES TRUST V (which has three series: MFS International New Discovery Fund, MFS Research Fund and MFS Total Return Fund); MFS SERIES TRUST VI (which has three series: MFS Global Equity Fund, MFS Global Total Return Fund and MFS Utilities Fund); MFS SERIES TRUST VII (which has one series: MFS Capital Opportunities Fund); MFS SERIES TRUST VIII (which has two series: MFS Global Growth Fund and MFS Strategic Income Fund); MFS SERIES TRUST IX (which has seven series: MFS Bond Fund, MFS Inflation-Adjusted Bond Fund, MFS Intermediate Investment Grade Bond Fund, MFS Limited Maturity Fund, MFS Municipal Limited Maturity Fund, MFS Research Bond Fund and MFS Research Bond Fund J); MFS SERIES TRUST X (which has 12 series: MFS Aggressive Growth Allocation Fund, MFS Conservative Allocation Fund, MFS Emerging Markets Debt Fund, MFS Emerging Markets Equity Fund, MFS Floating Rate High Income Fund, MFS Growth Allocation Fund, MFS International Diversification Fund, MFS International Growth Fund, MFS International Value Fund, MFS Moderate Allocation Fund, MFS New Endeavor Fund and MFS Strategic Value Fund); MFS SERIES TRUST XI (which has two series: MFS Mid Cap Value Fund and MFS Union Standard Equity Fund); and MFS MUNICIPAL SERIES TRUST (which has 16 series: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS Municipal Income Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund and MFS West Virginia Municipal Bond Fund (the "MFS Funds"). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts, 02116.

          MFS also serves as investment adviser of the following open-end Funds:
MFS Institutional Trust ("MFSIT") (which has four series) and MFS Variable Insurance Trust ("MVI") (which has 15 series). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts, 02116.

          In addition, MFS serves as investment adviser to the following closed-end funds: MFS Charter Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Multimarket Income Trust, MFS Municipal Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts, 02116.

          Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL") (which has 29 series), Capital Appreciation Variable Account, Global Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account and Total Return Variable Account (collectively, the "Accounts"). The principal business address of MFS/SL is 500 Boylston Street, Boston, Massachusetts, 02116. The principal business address of each of the aforementioned Accounts is One Sun Life Executive Park, Wellesley Hills, Massachusetts, 02181.

          The Directors of MFS are Robert J. Manning, Martin E. Beaulieu, Robin
A. Stelmach, Donald A. Stewart, C. James Prieur, William W. Stinson, James C. Baillie, Ronald W. Osborne and William K. O'Brien. Robert C. Pozen is the Chairman, Mr. Manning is Chief Executive Officer, Chief Investment Officer and President, Mr. Beaulieu is Executive Vice President and the Director of Global Distribution, Robin A. Stelmach is Executive Vice President and Chief Operating Officer; Maria D. Dwyer is Executive Vice President and Chief Regulatory Officer, Jeffrey N. Carp is an Executive Vice President, General Counsel and Secretary, Mitchell C. Freestone and Brian T. Hourihan are Assistant Secretaries, Michael W. Roberge is an Executive Vice President, Chief Fixed Income Officer and Director of Fixed Income Research, David A. Antonelli is an Executive Vice President and Chief Equity Officer, Deborah H. Miller is an Executive Vice President and Director of Equity Quantitative Research, Paul T. Kirwan is an Executive Vice President and Chief Financial Officer, Thomas B. Hastings is a Senior Vice President and Treasurer, Michael H. Whitaker is a Senior Vice President and Chief Compliance Officer and Joseph E. Lynch is the Assistant Treasurer.

          MASSACHUSETTS INVESTORS TRUST
          MASSACHUSETTS INVESTORS GROWTH STOCK FUND
          MFS GROWTH OPPORTUNITIES FUND
          MFS GOVERNMENT SECURITIES FUND
          MFS GOVERNMENT LIMITED MATURITY FUND
          MFS SERIES TRUST I
          MFS SERIES TRUST II
          MFS SERIES TRUST III
          MFS SERIES TRUST IV
          MFS SERIES TRUST V
          MFS SERIES TRUST VI
          MFS SERIES TRUST VII
          MFS SERIES TRUST VIII
          MFS SERIES TRUST IX
          MFS SERIES TRUST X
          MFS SERIES TRUST XI
          MFS MUNICIPAL SERIES TRUST
          MFS VARIABLE INSURANCE TRUST
          MFS INSTITUTIONAL TRUST
          MFS MUNICIPAL INCOME TRUST
          MFS MULTIMARKET INCOME TRUST
          MFS GOVERNMENT MARKETS INCOME TRUST
          MFS INTERMEDIATE INCOME TRUST
          MFS CHARTER INCOME TRUST
          MFS SPECIAL VALUE TRUST

          J. Atwood Ives is the Chair, Robert J. Manning is President, Richard
M. Hisey, a Senior Vice President of MFS, is Treasurer, James O. Yost, Ellen M. Moynihan and Stephanie A. DeSisto, Vice Presidents of MFS, are the Assistant Treasurers, Jeffrey N. Carp, Senior Vice President, General Counsel and Secretary of MFS, is the Secretary, James R. Bordewick, Jr., Senior Vice President and Associate General Counsel of MFS, James F. DesMarais, Assistant General Counsel and Brian T. Hourihan, Vice President and Senior Counsel, are Assistant Secretaries and Assistant Clerks.

          MFS/SUN LIFE SERIES TRUST

          J. Kermit Birchfield is Chairman, Robert J. Manning is President, Richard M. Hisey is the Treasurer, James O. Yost, Ellen M. Moynihan and Stephanie A. DeSisto are the Assistant Treasurers, Jeffrey N. Carp is the Secretary, James R. Bordewick, Jr., James F. DesMarais and Brian T. Hourihan are the Assistant Secretaries and Assistant Clerks.

          MONEY MARKET VARIABLE ACCOUNT
          HIGH YIELD VARIABLE ACCOUNT
          CAPITAL APPRECIATION VARIABLE ACCOUNT
          GOVERNMENT SECURITIES VARIABLE ACCOUNT
          TOTAL RETURN VARIABLE ACCOUNT
          GLOBAL GOVERNMENTS VARIABLE ACCOUNT
          MANAGED SECTORS VARIABLE ACCOUNT

          J. Kermit Birchfield is Chairman, Robert J. Manning is President and a Director, Richard M. Hisey is Treasurer, Jim Yost, Ellen M. Moynihan and Stephanie A. DeSisto are the Assistant Treasurers, Jeffrey N. Carp is the Secretary and James R. Bordewick, Jr., James F. DesMarais and Brian T. Hourihan are the Assistant Secretaries.

          MIL FUNDS
          MFS MERIDIAN FUNDS

          Martin E. Beaulieu is a Director, Peter D. Laird is President and a Director, J. Kermit Birchfield is a Director, Richard M. Hisey is Treasurer, James O. Yost, Ellen M. Moynihan and Stephanie A. DeSisto are the Assistant Treasurers, and James R. Bordewick, Jr. is the Assistant Secretary.

          MFS INTERNATIONAL LTD. ("MIL BERMUDA"), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Canon's Court, 22 Victoria Street, Hamilton HM 12 Bermuda, serves as investment adviser to and distributor for MFS American Funds, known as the MFS Funds, SICAV after January 1999 (which has 16 portfolios): Asian Ex-Japan Fund, Emerging Markets Debt Fund, European Bond Fund, European Equity Fund, European Growth Fund, European High Yield Bond Fund, European Smaller Companies Fund, European Value Fund, Global Equity Fund, Japan All-Cap Equity Fund, U.S. Dollar Reserve Fund, U.S. Emerging Growth Fund, U.S. High Yield Bond Fund, U.S. Research Fund, U.S. Strategic Growth Fund and Value Fund (the "MIL Funds"). The MIL Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the MIL Funds is 47, Boulevard Royal, L-2449 Luxembourg. MIL also serves as investment adviser to and distributor for MFS Meridian Asian Dynasty Fund, MFS Meridian Emerging Markets Debt Fund, MFS Meridian European Equity Fund, MFS Meridian Global Balanced Fund, MFS Meridian Global Equity Fund, MFS Meridian Global Growth Fund, MFS Meridian Limited Maturity Fund, MFS Meridian Money Market Fund, MFS Meridian Research Bond Fund, MFS Meridian Research International Fund, MFS Meridian Strategic Growth Fund, MFS Meridian Strategic Income Fund, MFS Meridian Technology Fund, MFS Meridian U.S.
Emerging Growth Fund, MFS Meridian U.S. Equity Fund, MFS Meridian U.S. Government Bond Fund, MFS Meridian U.S. High Yield Fund, MFS Meridian U.S.

Research Fund, MFS Meridian Value Fund and MFS Meridian Inflation Adjusted Bond Fund (collectively the "MFS Meridian Funds"). Each of the MFS Meridian Funds is organized as an exempt company under the laws of the Cayman Islands. The principal business address of each of the MFS Meridian Funds is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

          Robert J. Manning is a Director, Peter Laird is a Director and President, Peter Bubenzner is a Director, Judith Collis is a Director, Paul T. Kirwan is the Treasurer, Martin E. Beaulieu is a Director and Vice President, Jeffrey N. Carp is the Secretary, Mitchell C. Freestone and Brian T. Hourihan are Assistant Secretaries and Thomas B. Hastings is the Assistant Treasurer. Mark C. Rogers is Senior Vice President and Managing Director - Retail and Ira
S. Krolick is Senior Vice President.

          MFS INTERNATIONAL (U.K.) LTD. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is Eversheds, Senator House, 85 Queen Victoria Street, London, England EC4V 4JL, is involved primarily in marketing and investment research activities with respect to private clients and the MIL Funds and the MFS Meridian Funds.

          Robert J. Manning is the Director and Chief Executive Officer, Peter
D. Laird is the Director and President, Martin E. Beaulieu is the Director and Vice President. Paul T. Kirwan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Jeffrey N. Carp is the Secretary, Mitchell C. Freestone and Brian T. Hourihan are Assistant Secretaries and Paul D. Price is Managing Director - Europe, Asia and Singapore.

          MFS INTERNATIONAL S.C. LTDA ("MIL BRAZIL"), a private commercial limited liability quota company organized under the laws of Brazil whose current address is Al Campinas, 1070, 7 andar, Sala 15, Sao Paulo, Sao Paulo, Brazil, is primarily involved in providing market development services to increment the use of MFS products and services in Brazil as well as being a distributor of the MFS Meridian Funds.

          Robert J. Manning is the President and Advisory Board Member, Peter D. Laird is an Advisory Board Member. Jose Noguerol is General Manager and Regional Vice President, Paul T. Kirwan is Treasurer and Thomas B. Hastings is Assistant Treasurer.

          MFS INSTITUTIONAL ADVISORS (AUSTRALIA) LTD. ("MFSI-AUSTRALIA"), a private limited company organized under the Corporations Law of New South Wales, Australia whose current address is Level 27, Australia Square, 264 George Street, Sydney, NSW2000, Australia, is involved primarily in investment management and distribution of Australian superannuation unit trusts and acts as an investment adviser to institutional accounts.

          Graham E. Lenzner is the Director and Chairman of the Board, Loretta Lenzner, Robert J. Manning and Sheldon Rivers are Directors, Paul T. Kirwan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Jeffrey N. Carp is the Secretary and Mitchell C. Freestone and Brian T. Hourihan are Assistant Secretaries.

          MFS FUND DISTRIBUTORS, INC. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI and MFSIT.

          Robert J. Manning is the Director, Martin E. Beaulieu is a Director and Chairman of the Board, James A. Jessee is President, Michael J. Londergan is the Treasurer, Jeffrey N. Carp is the Secretary, Mitchell C. Freestone and Brian
T. Hourihan are Assistant Secretaries, Thomas B. Hastings is the Assistant Treasurer, Sharon A. Brovelli is Senior Vice President and Director of Administration/Operations, Paul F. Fichera is Senior Vice President and Director of Product Development, William H. Finnegan is Senior Vice President and Director of Market Development, Michael D. Fitzgerald is Senior Vice President - Bank Marketing Group, Joseph A. Kosciuszek is Senior Vice President - Support Services MFSI/International, Larry I. Milder is Senior Vice President - FIAD Sales, Thomas A. Jessee is Senior Vice President - Broker/Dealer Sales, Bill C. Taylor is Senior Vice President and Director of PPS, Susan G. Fowler is Senior Vice President - Fulfillment/PPS and Brendan K. Nolan is Senior Vice President.

          MFS SERVICE CENTER, INC. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT and MVI.

          Robert J. Manning is Director and Chairman of the Board. Maureen Leary-Jago is a Director. Ms. Leary-Jago is also the President, Jeffrey N. Carp is the Secretary, Mitchell C. Freestone and Brian T. Hourihan are Assistant Secretaries, Paul T. Kirwan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, and Robert W. Green is Senior Vice President - Dealer Services, Gloria E. Schmid is Senior Vice President - Operations David G. Rainville is Senior Vice President.

          MFS INSTITUTIONAL ADVISORS, INC. ("MFSI"), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

          Robert J. Manning is Chairman and Chief Investment Officer, Martin E. Beaulieu is a Director, Carol Geremiah is the President, Jeffrey N. Carp is the Secretary, Mitchell C. Freestone and Brian T. Hourihan are Assistant Secretaries, Paul T. Kirwan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer.

          MFS RETIREMENT SERVICES, INC. ("RSI"), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

          Robert J. Manning is the Director and Chairman of the Board, Martin E. Beaulieu is the Director, Carol W. Geremia is the President, Paul T. Kirwan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Jeffrey N. Carp is the Secretary, Mitchell C. Freestone and Brian T. Hourihan are Assistant Secretaries Matthew D. Gannon is Senior Vice President - Retail Marketing, Director of RSI Marketing, William F. Shaw is Senior Vice President - Marketing and George C. Sutherland is Senior Vice President - Sales.

          MFS INVESTMENT MANAGEMENT K.K. ("MIMKK"), a wholly owned subsidiary of MFS, is a corporation incorporated in Japan. MIMKK, whose address is Kamiyacho-Mori Building, 3-20, Tranomon 4-chome, Minato-ku, Tokyo, Japan, is involved in investment management activities.

          Peter D. Laird and Carol W. Geremia are Directors, , Takafumi Ishii is a Director and Representative Director, Yasuyuki Hirata is Director -Corporate Planning and Paul T. Kirwan is Statutory Auditor.

          MFS HERITAGE TRUST COMPANY ("MFS TRUST"), a New Hampshire-chartered limited-purpose trust company whose current address is 650 Elm Street, Suite 404, Manchester, NH 03101, provides directed trustee services to retirement plans.

          Eric G. Burns is Director and President, Paul F. Fichera, Carol W. Geremia and Joseph A. Kosciuszek are Directors. Paul T. Kirwan is the Treasurer, Thomas B. Hastings is Assistant Treasurer, Brian T. Hourihan is Assistant Clerk and Mark D. Kaplan is Clerk and Trust Officer.

          MFS JAPAN HOLDINGS, LLC, a private limited liability company organized under the laws of Delaware whose address is 500 Boylston Street, Boston, MA 02116, is primarily a holding company and is 50% owned by Massachusetts Financial Services Company and 50% owned by Sun Life Financial (Japan), Inc.

          Robert J. Manning, Douglas C. Henck, Peter D. Laird and Donald A. Stewart are Managers, Jeffrey N. Carp is the Secretary, Paul T. Kirwan is Treasurer and Thomas B. Hastings is Assistant Treasurer, Mitchell C. Freestone and Brian T. Hourihan are Assistant Secretaries.

          SUN LIFE OF CANADA (U.S.) FINANCIAL SERVICES HOLDINGS, INC., a company incorporated under the laws of Delaware whose address is 500 Boylston Street,

Boston, Massachusetts 02116, is the direct parent company of Massachusetts Financial Services Company.

          Robert J. Manning is the Director and Chairman of the Board, Eric G. Burns, Donald A. Stewart and C. James Prieur are Directors, Jeffrey N. Carp is the Secretary, Mitchell C. Freestone and Brian T. Hourihan are Assistant Secretaries, Paul T. Kirwan is the Treasurer and Joseph Lynch is the Assistant Treasurer.

          MFS INVESTMENT MANAGEMENT (LUX) S.A., a joint stock company organized under the laws of Luxembourg whose registered office is 49, Avenue J.F. Kennedy, L-1855, Kirchberg, Luxembourg, is the management company of the MFS Investment Funds, which has 2 portfolios: MFS Funds-Global Equity Ex-Japan Fund and MFS Funds-Bond Fund.

          Maria F. Dwyer, Martin E. Beaulieu, Peter D. Laird and Robin A. Stelmach are Directors, Paul T. Kirwan is Treasurer, Thomas B. Hastings is Assistant Treasurer, Jeffrey N. Carp is the Secretary and James R. Bordewick, Jr., James F. DesMarais, Mitchell C. Freestone and Brian T. Hourihan are Assistant Secretaries.

          MFS/SUN LIFE FINANCIAL DISTRIBUTORS, INC., a Delaware broker dealer jointly owned by MFS and Sun Life of Canada (U.S.) Financial Services Holdings, Inc., whose address is 131 Oliver Street, Boston, Massachusetts 02110, is a distributor of variable annuity products.

          Martin E. Beaulieu and Robert C. Salipante are the Directors, Kevin J. Hart is the President, Trevor V. Graham is Director & Divisional Controller; Jane F. Jette is Financial/Operations Principal and Treasurer, George E. Maden is Vice President and Chief Compliance Officer, Ellen B. King is Secretary and Amy E. Mihaich is Assistant Secretary.

          In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

          Donald A. Stewart             Chief Executive Officer, Sun Life
                                         Assurance Company of Canada, Sun Life
                                         Centre, 150 King Street West, Toronto,
                                         Ontario, Canada (Mr. Stewart is also
                                         an officer and/or Director of various
                                         subsidiaries and affiliates of Sun
                                         Life)

          C. James Prieur               President and a Director, Sun Life
                                         Assurance Company of Canada, Sun Life
                                         Centre, 150 King Street West, Toronto,

                                         Ontario, Canada (Mr. Prieur is also an
                                         officer and/or Director of various
                                         subsidiaries and affiliates of Sun
                                         Life)

          William W. Stinson            Non-Executive Chairman, Sun Life
                                         Financial and Sun Life Assurance
                                         Company of Canada, Sun Life Centre,
                                         150 King Street West, Toronto,
                                         Ontario, Canada; Chairman, Westshore
                                         Terminals Income Fund, Vancouver,
                                         British Columbia; Director, Grant
                                         Forest Products Inc., Ontario, Canada
                                         and Trustee, Fording Canadian Coal
                                         Trust, Calgary, Alberta

          James C. Baillie              Counsel, Torys, Ontario, Canada; Chair,
                                         Independent Electricity Market
                                         Operator, Ontario, Canada; Chair,
                                         Corel Corporation, Ontario, Canada;
                                         Director, Sun Life Financial, Ontario
                                         Canada; Director, FPI Ltd.,
                                         Newfoundland, Canada


ITEM 27.  DISTRIBUTORS

          (a)  Reference is hereby made to Item 26 above.

          (b) Reference is hereby made to Item 26 above; the principal business address of each of these persons is 500 Boylston Street, Boston, Massachusetts 02116.

          (c)  Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

          The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

                      NAME                           ADDRESS
                      ----                           -------
          Massachusetts Financial Services     500 Boylston Street
           Company (investment adviser)        Boston, MA  02116

          MFS Fund Distributors, Inc.          500 Boylston Street
           (distributor)                       Boston, MA  02116

          State Street Bank & Trust            225 Franklin Street
           Company (custodian)                 Boston, MA  02110

          MFS Service Center, Inc.             500 Boylston Street
           (transfer agent)                    Boston, MA  02116

ITEM 29.  MANAGEMENT SERVICES

          Not applicable.

ITEM 30.  UNDERTAKINGS

          Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 23rd day of February, 2005.

                                        MFS VARIABLE INSURANCE TRUST

                                        By:     ROBERT J. MANNING*
                                                --------------------------------
                                        Name:   Robert J. Manning
                                        Title:  President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on February 23, 2005.

            SIGNATURE                                    TITLE
            ---------                                    -----
ROBERT J. MANNING*                    President (Principal Executive Officer)
---------------------------------
Robert J. Manning


RICHARD M. HISEY*                     Principal Financial and Accounting Officer
---------------------------------
Richard . Hisey


LAWRENCE H. COHN*                     Trustee
---------------------------------
Lawrence H. Cohn


DAVID H. GUNNING*                     Trustee
---------------------------------
David H. Gunning


WILLIAM R. GUTOW*                     Trustee
---------------------------------
William R. Gutow


MICHAEL HEGARTY*                      Trustee
---------------------------------
Michael Hegarty


J. ATWOOD IVES*                       Trustee
---------------------------------
J. Atwood Ives


AMY B. LANE*                          Trustee
---------------------------------
Amy B. Lane

LAWRENCE T. PERERA*                   Trustee
---------------------------------
Lawrence T. Perera


J. DALE SHERRATT*                     Trustee
---------------------------------
J. Dale Sherratt


ELAINE R. SMITH*                      Trustee
---------------------------------
Elaine R. Smith

                                      *By:    JAMES R. BORDEWICK, JR.
                                              -----------------------
                                      Name:   James R. Bordewick, Jr.
                                                as Attorney-in-fact

                                 Executed by James R. Bordewick, Jr. on behalf of those indicated pursuant to a Power of Attorney, dated December 16, 2004, incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 45 filed with the SEC via EDGAR on December 29, 2004.

                                INDEX TO EXHIBITS

EXHIBIT NO.                    DESCRIPTION OF EXHIBIT                PAGE NO.
-----------                    ----------------------                --------
  9  (b)         Legal Opinion Consent, dated February 23, 2005.